As filed with the Securities and Exchange Commission on April 30, 1997.

                                                             File No. 33-1188
                                                             File No. 811-4446
-------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       / X /
                                                                           ----

                           Pre-Effective Amendment No. ___                /   /

                           Post-Effective Amendment No. 17                / X /
                                                                          ----

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  / X /
                                                                          ----

                                Amendment No. 18                          / X /

                                 WPG GROWTH FUND
               (Exact name of Registrant as Specified in Charter)

                  ONE NEW YORK PLAZA, NEW YORK, NEW YORK 10004
                  (Address of Principal Executive Offices) (Zip
                                      Code)

                   Registrant's Telephone Number: 800-223-3332

                        JAY C. NADEL, WEISS, PECK & GREER
                  ONE NEW YORK PLAZA, NEW YORK, NEW YORK 10004
                     (Name and Address of Agent for Service)

                                   Copies to:
                              Ernest V. Klein, Esq.
                                  Hale and Dorr
                                 60 State Street
                                Boston, MA 02109

             It is proposed that this filing will become effective:

 ____   immediately upon filing pursuant to paragraph (b) of Rule 485
 _X__   on May 1, 1997 pursuant to paragraph (b) of Rule 485
 ___    60 days after filing pursuant to paragraph (a)(1) of Rule 485
 ___    on ___________ pursuant to paragraph (a)(1) of Rule 485
 ___    75 days after filing pursuant to paragraph (a)(2) of Rule 485
 ___    on ___________ pursuant to paragraph (a)(2) of Rule 485
                                             -------------------------

         Pursuant to Rule 24f-2 under the Investment Company Act of 1940, Registrant has registered an indefinite number of securities under the Securities Act of 1933. The Registrant filed the notice required by Rule 24f-2 for its most recent fiscal year on or about February 28, 1997.

                                 WPG GROWTH FUND

                              Cross Reference Sheet


N-1A Item No.                                  Location:
------------                                   --------
Part A                                         Prospectus
------                                         ----------

     1.  Cover Page........................... Cover Page

     2.  Synopsis............................. Cover Page; Description of the
                                               Funds; Expense Information

     3.  Condensed Financial
           Information........................ Financial Highlights; The Funds'
                                               Investment Performance

     4.  General Description of
           Registrant......................... Description of the Funds;
                                               Organization and Capitalization;
                                               Risk Considerations and Other
                                               Investment Practices and Policies
                                               of the Funds

     5.  Management of the Fund............... Management of the Funds; How
                                               to Purchase Shares; Portfolio
                                               Brokerage

     6.  Capital Stock and Other
           Securities......................... Organization and Capitalization;
                                               Dividends, Distributions and
                                               Taxes; Shareholder Services

     7.  Purchase of Securities
           Being Offered...................... How to Purchase Shares;
                                               Shareholder Services; How Each
                                               Fund's Net Asset Value is
                                               Determined

     8.  Redemption or Repurchase............. How to Redeem Shares

     9.  Pending Legal Proceedings............ Not Applicable

N-1A Item No.                                  Location:
------------                                   --------
Part B                                         Statement of
------                                         Additional Information
                                               ----------------------

    10.  Cover Page............................ Cover Page

    11.  Table of Contents..................... Table of Contents

    12.  General Information
           and History......................... Organization

    13.  Investment Objectives and
           Policies............................ Investment Objective and
                                                Policies; Investment
                                                Restrictions

    14.  Management of the Fund................ Advisory and Administrative
                                                Services; Trustees and Officers;
                                                Custodian

    15.  Control Persons and Principal
           Holders of Securities............... Trustees and Officers

    16.  Investment Advisory and Other
           Services............................ Advisory and Administrative
                                                Services; Investor Services

    17.  Brokerage Allocation and
           Other Practices..................... Portfolio Brokerage; Portfolio
                                                Turnover

    18.  Capital Stock and Other
           Securities.......................... Organization

    19.  Purchase, Redemption and
           Pricing of Securities
           Being Offered....................... How to Purchase Shares;
                                                Redemption of Shares;
                                                Net Asset Value

    20.  Tax Status............................ Dividends, Distributions and
                                                Tax Status

    21.  Underwriters.......................... Not Applicable

    22.  Calculations of Yield
           Quotations of Money Market
           Funds............................... Performance Information; Fund
                                                Performance Summary

    23.  Financial Statements.................. Financial Statements

                           WEISS, PECK & GREER, L.L.C.
                                  MUTUAL FUNDS
                             No-Load Open-End Funds
                               One New York Plaza
                            New York, New York 10004
                                 1-800-223-3332

                        WPG Government Money Market Fund
                         WPG Tax Free Money Market Fund
                      WPG Intermediate Municipal Bond Fund
                         WPG Government Securities Fund
                           WPG Growth and Income Fund
                                 WPG Tudor Fund
                     Weiss, Peck & Greer International Fund
                                 WPG Growth Fund
                          WPG Quantitative Equity Fund

      Although the Government Money Market Fund and the Tax Free Money Market Fund are money market funds and attempt to maintain a stable $1.00 net asset value per share, investment in these funds is neither insured nor guaranteed by the U.S. Government. There can be no assurance that either Fund will be able to maintain a stable net asset value of $1.00 per share.

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This Prospectus sets forth concisely the information that a prospective investor should know before investing in any of the Funds. It should be retained for future reference. A combined Statement of Additional Information ("SAI") about each Fund, dated May 1, 1997, has been filed with the Securities and Exchange Commission ("SEC") and is available, without charge, by writing to the Funds at the address for the Funds shown above. The SAI is incorporated by reference into this Prospectus.

All of the Funds are open-end management investment companies registered under the Investment Company Act of 1940, as amended ("1940 Act"). All the Funds are no-load mutual funds, which means you pay no sales commission or other transaction charges when you purchase or redeem shares of the Funds.

                                                    (continued on next page)

Prospectus Dated May 1, 1997

WPG Government Money Market Fund (the "Government Money Market Fund") is a money market fund that seeks to provide high current income, consistent with preservation of capital and liquidity, through investment primarily in a portfolio of short-term securities issued or guaranteed by the U.S. Government, its agencies, or instrumentalities and repurchase agreements collateralized by such securities.

WPG Tax Free Money Market Fund (the "Tax Free Money Market Fund") seeks to provide high current income exempt from regular federal income tax, consistent with preservation of capital and liquidity, through investment primarily in high quality, tax-exempt money market instruments.

WPG Intermediate Municipal Bond Fund (the "Municipal Bond Fund") seeks to provide a high level of current income exempt from regular federal income tax, consistent with relative stability of principal, through investment primarily in a diversified portfolio of investment grade municipal securities.

WPG Government Securities Fund (the "Government Fund") seeks to provide high current income, consistent with capital preservation, through investment primarily in U.S. Government securities with remaining maturities of one year or more.

WPG Growth and Income Fund (the "Growth and Income Fund") seeks long-term growth of capital, a reasonable level of current income, and an increase in future income through investment primarily in a diversified portfolio of income-producing equity securities that have prospects for growth of capital and increasing dividends.

WPG Tudor Fund (the "Tudor Fund") seeks capital appreciation through investment primarily in a diversified portfolio of common stocks, securities convertible into common stocks, and "special situations."

Weiss, Peck & Greer International Fund (the "International Fund") seeks long-term capital growth through investment primarily in a diversified portfolio of non-U.S. equity securities. Current income is a secondary objective.

WPG Growth Fund (the "Growth Fund") seeks maximum capital appreciation through an aggressively managed diversified portfolio that emphasizes investments in common stocks or securities convertible into common stocks of emerging growth companies, and "special situations."

WPG Quantitative Equity Fund (the "Quantitative Equity Fund") seeks to provide investment results that exceed the performance of publicly traded common stocks in the aggregate, as represented by the Capitalization Weighted Standard & Poor's 500 Composite Stock Price Index.

                                TABLE OF CONTENTS



                                                                 Page
                                                                 ----

Expense Information...........................................    4

Financial Highlights..........................................    5

Overview......................................................    9

Description of the Funds......................................    9

How to Purchase Shares........................................   18

Shareholder Services..........................................   20

How Each Fund's Net Asset Value is Determined.................   23

How to Redeem Shares..........................................   24

Management of the Funds.......................................   25

Dividends, Distributions and Taxes............................   29

Portfolio Brokerage...........................................   31

Organization and Capitalization...............................   32

Risk Considerations and Other Investment Practices and
  Policies of the Funds.......................................   33

The Funds' Investment Performance.............................   43

                               EXPENSE INFORMATION

      The Table and Examples below are included in this Prospectus to assist your understanding of all the fees and expenses to which an investment in each Fund would be subject. Shown below are all fees and expenses incurred by each Fund during its most recently completed fiscal year. Actual fees and expenses for the Funds in the future may be greater or less than those shown below. A more complete description of all fees and expenses for the Funds is included in this Prospectus under "Management of the Funds."


SHAREHOLDER TRANSACTION EXPENSES

                              Tax
                   Government Free                          Growth
                    Money     Money    Municipal            and             Inter-             Quantitative
                    Market    Market   Bond     Government  Income  Tudor   national  Growth    Equity
                    Fund      Fund     Fund     Fund        Fund    Fund    Fund      Fund      Fund
                    ----      ----     ----     ----        ----    ----    ----      ----      ----
Sales Load Imposed
   on Purchase       None     None     None     None        None    None    None      None      None
Sales Load Imposed
   on Reinvested
   Dividends         None     None     None     None        None    None    None      None      None
Deferred Sales Load
   Imposed on
   Redemptions       None     None     None     None        None    None    None      None      None
Redemption Fee (1)   None     None     None     None        None    None    None      None      None
Exchange Fee         None     None     None     None        None    None    None      None      None


Annual Fund Operating Expenses
(as a percentage of average net assets)

Management Fees      0.50%    0.50%    0.00%    0.60%       0.75%   0.90%   0.50%     0.75%     0.75%
Rule 12b-1 Fees      0.00%    0.00%    0.00%    0.00%(3)    0.00%   0.00%   0.00%     0.00%     0.00%
Other Expenses       0.33%    0.22%    0.85%(2) 0.21%       0.40%   0.35%   1.21%     0.33%     0.20%
                     -----    -----    -----    -----       -----   -----   -----     -----     -----
Total Fund Operating

   Expenses         0.83%     0.72%    0.85%(2) 0.81%       1.15%   1.25%   1.71%    1.08%     0.95%
                    =====     =====    =====    =====       =====   =====   =====    =====     =====

------------------

(1) There are no charges imposed upon redemption, although the Transfer Agent will charge a fee (currently $9.00) for transfers of redemption proceeds by wire. For further information regarding wire fees, please call toll free 1-800-223-3332.

(2) After expense limitation. Weiss, Peck & Greer, L.L.C. ("WPG" or the "Investment Adviser") voluntarily and temporarily agreed to limit certain other expenses. Absent any expense limitation, Other Expenses and Total Fund Operating Expense ratios for the fiscal year ended December 31, 1996 would have been 1.01% and 1.01%, respectively, for the Municipal Bond Fund. See "Management of the Funds."

(3) Rule 12b-1 fees paid by Government Fund represented less than 0.01% of average daily net assets for the fiscal year ended December 31, 1996.

Examples: An investor in each Fund would pay the following expenses on a hypothetical $1,000 (1) investment, assuming (1) 5% annual return and (2) redemption at the end of each future time period:



     Fund                       1 Year    3 Years      5 Years     10 Years
     ----                       ------    -------      -------     --------
Government Money Market          $ 9        $27          $ 46         $103
Tax Free Money Market            $ 7        $23          $ 40         $ 90
Municipal Bond                   $ 9        $27          $ 47         $105
Government Securities            $ 8        $26          $ 45         $100
Growth and Income                $12        $37          $ 64         $140
Tudor                            $13        $40          $ 69         $152
Growth                           $11        $35          $ 60         $132
International                    $18        $54          $ 94         $203
Quantitative Equity              $10        $30          $ 53         $117

------------------

      (1) Unless waived by the Funds, the minimum initial investment required for each Fund is $2,500, except for the Growth Fund and the Quantitative Equity Fund whose minimum initial investments are $250,000 and $5,000, respectively.



      These examples should not be considered a representation of past or future expenses for any Fund. Actual expenses may be greater or less than those shown above. Similarly, the annual rate of return assumed in the examples is not an indication or guarantee of future investment performance. The payment of Rule 12b-1 fees by Government Fund and International Fund may result in a long-term shareholder paying more than the economic equivalent of the maximum front-end sales charges permitted under the rules of the National Association of Securities Dealers, Inc.

FINANCIAL HIGHLIGHTS

      The following tables represent a condensed financial history for each Fund and use each Fund's taxable year (which ends on December 31 except for certain periods for the International Fund as noted below). The tables express the information for each of the Funds in terms of a single share for the Fund outstanding throughout each period. The condensed financial information for each Fund which is set forth in the tables, has been derived from the financial statements of each Fund, which financial statements have been audited by the Funds' independent auditors, KPMG Peat Marwick LLP, independent certified public accountants, whose unqualified reports thereon are incorporated by reference into each Fund's Statement of Additional Information. The Funds' Annual Report includes more information about the Funds' performance and is available free of charge by writing to the Funds at the address shown on the cover of this Prospectus.

FINANCIAL HIGHLIGHTS

                                      $ Per Share
                             Net          Total
                             Realized     Income
         Net        Net      and          From     Dividends   Distri-                                Net               Net
         Asset      Invest-  Unrealized   invest-  From        butions  Tax                           Asset             Assets at
         Value at   ment     Gains or     ment     Net         From     Return   Total    Contri-     Value at          End of
         Beginning  Income   (Losses) on  Opera-   Investment  Capital  of       Distri-  butions to  End of    Total   Period
         of Period  (Loss)   Securities   tions    Income      Gains    Capital  butions  Capital     Period    Return  ($000's)
Government Money Market
1996       1.00       0.04     0.00        0.04    (0.04)       0.00     0.00     (0.04)   0.00         1.00      4.56%   152,786
1995       1.00       0.05     0.00        0.05    (0.05)       0.00     0.00     (0.05)   0.00         1.00      5.16%   131,210
1994       1.00       0.04    (0.01)       0.03    (0.04)       0.00     0.00     (0.04)   0.01         1.00      3.58%   188,197
1993       1.00       0.03     0.00        0.03    (0.03)       0.00     0.00     (0.03)   0.00         1.00      2.80%   140,926
1992       1.00       0.03     0.00        0.03    (0.03)       0.00     0.00     (0.03)   0.00         1.00      2.95%   103,109
1991       1.00       0.05     0.00        0.05    (0.05)       0.00     0.00     (0.05)   0.00         1.00      5.33%    94,553
1990       1.00       0.07     0.00        0.07    (0.07)       0.00     0.00     (0.07)   0.00         1.00      7.74%   129,076
1989       1.00       0.09     0.00        0.09    (0.09)       0.00     0.00     (0.09)   0.00         1.00      8.84%   112,626
1988(a)    1.00       0.06     0.00        0.06    (0.06)       0.00     0.00     (0.06)   0.00         1.00      6.56%    80,230

Tax Free Money Market
1996       1.00       0.03      0.00        0.03    (0.03)      0.00     0.00     (0.03)   0.00         1.00      3.14%   117,423
1995       1.00       0.04      0.00        0.04    (0.04)      0.00     0.00     (0.04)   0.00         1.00      3.63%   121,754
1994       1.00       0.03      0.00        0.03    (0.03)      0.00     0.00     (0.03)   0.00         1.00      2.61%   152,501
1993       1.00       0.02      0.00        0.02    (0.02)      0.00     0.00     (0.02)   0.00         1.00      2.32%   136,889
1992       1.00       0.03      0.00        0.03    (0.03)      0.00     0.00     (0.03)   0.00         1.00      2.95%   125,622
1991       1.00       0.05      0.00        0.05    (0.05)      0.00     0.00     (0.05)   0.00         1.00      4.63%   106,512
1990       1.00       0.06      0.00        0.06    (0.06)      0.00     0.00     (0.06)   0.00         1.00      5.70%    96,912
1989       1.00       0.06      0.00        0.06    (0.06)      0.00     0.00     (0.06)   0.00         1.00      6.23%    74,620
1988(a)    1.00       0.04      0.00        0.04    (0.04)      0.00     0.00     (0.04)   0.00         1.00      4.17%    17,053

Intermediate Municipal Bond
1996      10.20       0.48     (0.06)       0.42    (0.48)      0.00     0.00     (0.48)   0.00        10.14      4.20%    15,214
1995       9.51       0.44      0.69        1.13    (0.44)      0.00     0.00     (0.44)   0.00        10.20     12.05%    12,730
1994      10.15       0.41     (0.64)      (0.23)   (0.41)      0.00     0.00     (0.41)   0.00         9.51     (2.29%)   14,005
1993(c)   10.00       0.19      0.15        0.34    (0.19)      0.00     0.00     (0.19)   0.00        10.15      3.48%    12,334

Government Securities
1996       9.38       0.64     (0.29)       0.35    (0.54)      0.00     0.00     (0.54)   0.00         9.19      3.85%   120,804
1995       8.83       0.60      0.54        1.14    (0.59)      0.00     0.00     (0.59)   0.00         9.38     13.25%   171,578
1994      10.37       0.68     (1.56)      (0.88)   (0.64)     (0.02)    0.00     (0.66)   0.00         8.83     (8.70%)  216,364
1993      10.38       0.79      0.14        0.93    (0.79)     (0.15)    0.00     (0.94)   0.00        10.37      8.96%   334,904
1992      10.54       0.70      0.01        0.71    (0.70)     (0.17)    0.00     (0.87)   0.00        10.38      7.90%   263,407
1991      10.22       0.80      0.57        1.37    (0.80)     (0.25)    0.00     (1.05)   0.00        10.54     13.96%   193,616
1990      10.18       0.82      0.04        0.86    (0.82)      0.00     0.00     (0.82)   0.00        10.22      8.95%   130,897
1989       9.74       0.86      0.44        1.30    (0.86)      0.00     0.00     (0.86)   0.00        10.18     13.94%    90,778
1988       9.77       0.78     (0.03)       0.75    (0.78)      0.00     0.00     (0.78)   0.00         9.74      7.90%    79,254
1987      10.33       0.72     (0.49)       0.23    (0.72)     (0.07)    0.00     (0.79)   0.00         9.77      2.44%    75,952

Growth and Income
1996      26.02       0.24      6.11        6.35    (0.39)     (2.66)    0.00     (3.05)   0.00        29.32     24.42%    82,937
1995      21.36       0.51      6.44        6.95    (0.53)     (1.76)    0.00     (2.29)   0.00        26.02     32.73%    67,357
1994      23.34       0.56     (1.83)      (1.27)   (0.62)     (0.09)    0.00     (0.71)   0.00        21.36     (5.47%)   61,045
1993      23.89       0.56      1.71        2.27    (0.89)     (1.93)    0.00     (2.82)   0.00        23.34      9.53%    62,714
1992      24.07       0.45      2.82        3.27    (0.43)     (3.02)    0.00     (3.45)   0.00        23.89     13.80%    49,304
1991      18.53       0.29      7.23        7.52    (0.31)     (1.67)    0.00     (1.98)   0.00        24.07     40.72%    41,538
1990      22.05       0.26     (2.51)      (2.25)   (0.33)     (0.94)    0.00     (1.27)   0.00        18.53    (10.38%)   29,948
1989      19.95       0.25      5.25        5.50    (0.24)     (3.16)    0.00     (3.40)   0.00        22.05     27.64%    33,410
1988      18.73       0.17      1.70        1.87    (0.17)     (0.48)    0.00     (0.65)   0.00        19.95      8.89%    34,115
1987      20.64       0.24      1.36        1.60    (0.15)     (3.36)    0.00     (3.51)   0.00        18.73      6.78%    34,800


                Ratios/Supplemental Data
         Ratio of    Ratio of               Average
         Expenses    Net Income  Portfolio  Commission
         To Average  To Average  Turnover   Per
         Net Assets  Net Assets  Rate       Share
Government Money Market
1996       0.83%       4.48%       N/A       N/A
1995       0.82%       5.06%       N/A       N/A
1994       0.80%       3.54%       N/A       N/A
1993       0.81%       2.75%       N/A       N/A
1992       0.92%       2.92%       N/A       N/A
1991       0.88%       5.35%       N/A       N/A
1990       0.75%       7.47%       N/A       N/A
1989       0.76%       8.46%       N/A       N/A
1988(a)    0.82%(b)    6.78%(b)    N/A       N/A

Tax Free Money Market
1996       0.72%       3.10%       N/A       N/A
1995       0.76%       3.56%       N/A       N/A
1994       0.73%       2.59%       N/A       N/A
1993       0.74%       2.29%       N/A       N/A
1992       0.76%       2.92%       N/A       N/A
1991       0.78%       4.52%       N/A       N/A
1990       0.75%       5.56%       N/A       N/A
1989       0.68%       6.20%       N/A       N/A
1988(a)    1.01%(b)    4.44%(b)    N/A       N/A

Intermediate Municipal Bond
1996       0.85%       4.72%      44.4%      N/A
1995       0.85%       4.38%      51.2%      N/A
1994       0.85%       4.20%      30.9%      N/A
1993(c)    0.84%(b)    3.86%(b)   17.0%(b)   N/A

Government Securities
1996       0.81%       5.87%     329.9%      N/A
1995       0.82%       6.52%     375.0%      N/A
1994       0.80%       7.18%     115.9%      N/A
1993       0.81%       7.43%      97.5%      N/A
1992       0.78%       7.36%     137.2%      N/A
1991       0.81%       7.64%     189.8%      N/A
1990       0.75%       8.13%     183.6%      N/A
1989       0.76%       8.64%     158.7%      N/A
1988       0.82%       7.97%     130.3%      N/A
1987       0.87%       7.41%     108.2%      N/A

Growth and Income
1996       1.15%       1.50%      75.8%      $0.062
1995       1.22%       2.10%      79.4%      N/A
1994       1.23%       2.49%      71.9%      N/A
1993       1.26%       2.15%      86.4%      N/A
1992       1.34%       1.79%      75.5%      N/A
1991       1.48%       1.28%      88.6%      N/A
1990       1.56%       1.21%      91.0%      N/A
1989       1.41%       1.04%      66.6%      N/A
1988       1.53%       0.82%      42.2%      N/A
1987       1.19%       0.65%      84.3%      N/A

FINANCIAL HIGHLIGHTS

                                      $ Per Share
                             Net          Total
                             Realized     Income
         Net        Net      and          From     Dividends   Distri-                                Net               Net
         Asset      Invest-  Unrealized   invest-  From        butions  Tax                           Asset             Assets at
         Value at   ment     Gains or     ment     Net         From     Return   Total    Contri-     Value at          End of
         Beginning  Income   (Losses) on  Opera-   Investment  Capital  of       Distri-  butions to  End of    Total   Period
         of Period  (Loss)   Securities   tions    Income      Gains    Capital  butions  Capital     Period    Return  ($000's)
Tudor
1996      22.95       0.00      4.27        4.27    (0.14)     (3.80)    0.00     (3.94)   0.00        23.28     18.82%   181,370
1995      19.34      (0.10)     8.03        7.93     0.00      (4.32)    0.00     (4.32)   0.00        22.95     41.18%   165,534
1994      23.40      (0.13)    (2.14)      (2.27)    0.00      (1.79)    0.00     (1.79)   0.00        19.34     (9.81%)  144,207
1993      24.85      (0.22)     3.51        3.29     0.00      (4.74)    0.00     (4.74)   0.00        23.40     13.38%   242,067
1992      24.76      (0.16)     1.40        1.24     0.00      (1.15)    0.00     (1.15)   0.00        24.85      5.13%   273,394
1991      17.85      (0.02)     8.14        8.12    (0.23)     (0.98)    0.00     (1.21)   0.00        24.76     45.84%   263,703
1990      22.21       0.21     (1.32)      (1.11)   (0.21)     (3.04)    0.00     (3.25)   0.00        17.85     (5.16%)  162,202
1989      20.90       0.18      5.07        5.25    (0.19)     (3.75)    0.00     (3.94)   0.00        22.21     25.05%   156,551
1988      18.82       0.04      2.82        2.86    (0.03)     (0.75)    0.00     (0.78)   0.00        20.90     15.11%   157,293
1987      20.08      (0.04)     0.47        0.43     0.00      (1.69)    0.00     (1.69)   0.00        18.82      1.11%   142,523

International
1996      11.01      (0.07)     0.57        0.50    (0.04)     (1.18)    0.00     (1.22)   0.00        10.29      4.64%    13,161
1995      10.93       0.04      1.15        1.19    (0.15)     (0.96)    0.00     (1.11)   0.00        11.01     10.92%    14,194
1994      11.72       0.01     (0.75)      (0.74)    0.00      (0.05)    0.00     (0.05)   0.00        10.93     (6.32%)   17,102
1993       8.54      (0.02)     3.20        3.18     0.00       0.00     0.00      0.00    0.00        11.72     37.24%    15,996
1992       9.04       0.07     (0.57)      (0.50)    0.00       0.00     0.00      0.00    0.00         8.54     (5.53%)    8,311
1991       8.99       0.06      0.02        0.08     0.00       0.00    (0.03)    (0.03)   0.00         9.04      0.90%     9,443
1990(g)    9.53       0.02     (0.40)      (0.38)   (0.06)     (0.10)    0.00     (0.16)   0.00         8.99     (4.04%)   11,751
1990(f)   10.40       0.05     (0.61)      (0.56)   (0.03)     (0.28)    0.00     (0.31)   0.00         9.53     (5.48%)   14,064
1989(e)   10.00      (0.01)     0.41        0.40     0.00       0.00     0.00      0.00    0.00        10.40      4.00%    11,288

Growth
1996     125.17     (10.50)    32.64       22.14    (1.25)    (27.59)    0.00    (28.84)   0.00       118.47     17.99%    62,839
1995      94.45      (0.22)    37.70       37.48     0.00      (6.76)    0.00     (6.76)   0.00       125.17     39.72%    60,453
1994     116.62      (0.29)   (15.96)     (16.25)    0.00      (5.92)    0.00     (5.92)   0.00        94.45    (14.03%)   87,942
1993     126.68      (0.78)    19.42       18.64     0.00     (28.70)    0.00    (28.70)   0.00       116.62     14.87%   169,302
1992     132.06      (0.47)     8.24        7.77    (0.02)    (13.13)    0.00    (13.15)   0.00       126.68      6.27%   208,384
1991      95.28       0.00     54.03       54.03     0.00     (17.25)    0.00    (17.25)   0.00       132.06     56.80%   160,586
1990     111.13       0.61    (14.76)     (14.15)   (0.68)     (1.02)    0.00     (1.70)   0.00        95.28    (12.80%)  117,847
1989      93.79       0.13     23.25       23.38    (0.59)     (5.45)    0.00     (6.04)   0.00       111.13     24.95%   130,148
1988      83.91       0.16      9.83        9.99    (0.10)     (0.01)    0.00     (0.11)   0.00        93.79     11.50%   117,894
1987      99.21      (0.23)    (2.77)      (3.00)    0.00     (12.30)    0.00    (12.30)   0.00        83.91     (3.03%)  116,803

Quantitative Equity
1996       6.85       0.16      1.13        1.29    (0.15)     (2.10)    0.00     (2.25)   0.00         5.89     18.51%   102,450
1995       5.44       0.13      1.70        1.83    (0.12)     (0.30)    0.00     (0.42)   0.00         6.85     33.37%   133,201
1994       5.58       0.13     (0.11)       0.02    (0.11)     (0.05)    0.00     (0.16)   0.00         5.44      0.34%    73,484
1993       5.00       0.08      0.62        0.70    (0.08)     (0.04)    0.00     (0.12)   0.00         5.58     13.90%    46,921


                Ratios/Supplemental Data
         Ratio of    Ratio of               Average
         Expenses    Net Income  Portfolio  Commission
         To Average  To Average  Turnover   Per
         Net Assets  Net Assets  Rate       Share
Tudor
1996       1.25%      (0.57%)    105.4%      $0.058
1995       1.30%      (0.47%)    123.1%      N/A
1994       1.28%      (0.62%)    109.1%      N/A
1993       1.25%      (0.76%)    118.2%      N/A
1992       1.21%      (0.71%)     88.8%      N/A
1991       1.17%      (0.11%)     89.8%      N/A
1990       1.11%       0.84%      73.2%      N/A
1989       1.10%       0.76%      93.9%      N/A
1988       1.14%       0.22%      89.2%      N/A
1987       1.03%      (0.19%)    112.7%      N/A

International
1996       1.71%       0.31%      85.2%      $0.019
1995       1.74%       0.39%      55.9%      N/A
1994       1.95%       0.12%      69.8%      N/A
1993       2.12%      (0.13%)     75.9%      N/A
1992       2.28%       0.71%      96.8%      N/A
1991       2.28%       0.52%      74.7%      N/A
1989(e)    2.74%(b)   (0.17%)(b)  38.9%(b)   N/A

Growth
1996       1.08%      (0.07%)    122.4%      $0.064
1995       1.07%      (0.21%)    119.0%      N/A
1994       0.95%      (0.27%)     99.3%      N/A
1993       0.98%      (0.54%)    126.6%      N/A
1992       0.95%      (0.57%)     84.3%      N/A
1991       0.96%       0.00%      83.6%      N/A
1990       1.05%       0.55%      81.6%      N/A
1989       1.00%       0.50%      91.3%      N/A
1988       1.05%       0.16%      90.3%      N/A
1987       1.00%      (0.25%)     83.6%      N/A

Quantitative Equity
1996       0.95%       1.52%      60.8%      $0.034
1995       1.00%       2.00%      26.1%      N/A
1994       1.14%       2.36%      46.8%      N/A
1993       1.32%       2.01%      20.6%      N/A

(a) From January 22, 1988 (commencement of operations) to December 31, 1988.
(b) Annualized
(c) The Fund commenced operations on July 1, 1993.
(e) From June 1, 1989 (commencement of operations) to October 31, 1989.
(f) From November 1, 1989 to October 31, 1990.
(g) Effective November 1, 1990 the International Fund changed its fiscal year end from October 31 to December 31. The data presented are for the resulting two month fiscal period ending December 31, 1990.

The Adviser agreed to limit other operating expenses and not to impose its full fee for certain periods. Had the Adviser not so agreed, and had the Funds not received a custody fee earnings credit, the total return would have been lower and the ratio of expenses to average net assets and ratio of net income to average net assets would have been:

                                   Ratio of
                                   Operating     Net
                                   Expenses      Income
                                   to Average    to Average
                                   Net Assets    Net Assets
         Government Money Market
         1988                        0.84% A       6.75% A
         Tax Free Money Market
         1989                        0.83%         6.05%
         1988                        1.28% A       4.17% A
         Intermediate Municipal Bond
         1996                        1.01%         4.56%
         1995                        0.97%         4.25%
         1994                        1.45%         3.60%
         1993**                      2.00% A       2.70% A
         Growth and Income
         1988                        1.56%        (0.79%)
         Growth
         1995                        1.08%        (0.21%)
         Tudor
         1990                        1.13%         0.82%
         1988                        1.17%         0.19%
         International
         1996                        1.76%         0.26%
         1995                        1.76%         0.39%
         1994                        2.35%        (0.28%)
         1993                        2.89%        (0.64%)
         1992                        3.23%        (0.24%)
         1991                        3.02%        (0.06%)
         1990#                       3.22% A       0.33% A
         1990@                       3.05%        (0.25%)
         1989*                       3.74% A      (1.17%) A
         Quantitative Equity
         1993                        1.41%         1.92%

For the Tudor, Growth and Income, Quantitative Equity, Government Securities,
Intermediate Municipal Bond, Government Money Market and Tax Free Money Market
Funds the custody fee earnings credit had an effect of less than 0.01% per share on the above ratios.

Notes:
   #   Two month period ended December 31, 1990
   @   For the year ended October 31, 1990
   * From June 1, 1989 (commencement of operations) to December 31, 1989 ** From July 1, 1993 (commencement of operations) to December 31, 1993
   A   Annualized

                                    OVERVIEW
     Weiss, Peck & Greer, L.L.C. ("WPG" or the "Investment Adviser") serves as investment advis- er to the Funds.

     WPG is a privately held limited liability company with over 26 years' experience as an investment adviser to individual and institutional clients. WPG seeks to maintain a balance between being large enough to offer a fully diversified range of investment alternatives and small enough to focus on providing the quality investment advice and services needed to achieve each client's investment objectives. WPG is a member firm of the New York Stock Exchange and, together with its affiliates, has approximately $13 billion under management.

                            DESCRIPTION OF THE FUNDS

                          GOVERNMENT MONEY MARKET FUND

INVESTMENT OBJECTIVE. The Government Money Market Fund is a money market fund that seeks to provide high current income, consistent with preservation of capital and liquidity, through investment primarily in a diversified portfolio of short-term securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements collateralized by such securities.

Investment Program. To seek to achieve its objective, the Government Money Market Fund invests, under normal circumstances, at least 65% of its total assets in short-term obligations of the U.S. Government, its agencies (such as the Government National Mortgage Association) and instrumentalities (such as the Federal National Mortgage Association). For a general description of the types of securities issued or guaranteed by the U.S. Government, its agencies and instrumen- talities, their varying guarantees and their risks, see the discussion of these securities under "Government Fund-Investment Program" in this Prospectus. All of the Fund's investments consist of U.S. dollar-denominated money market instruments that present minimal credit risks and that at the time of acquisition are eligible securities. Eligible securities are securities rated in one of the two highest rating categories for short-term debt obligations by any two nationally recognized statistical rating organizations ("NRSROs") or by one NRSRO if only one has rated the securities ("Requisite NRSROs") or, if unrated, are determined to be of equivalent investment quality. The Fund invests at least 95% of its total assets in eligible securities that are rated in the highest rating category for short-term debt obligations by the Requisite NRSROs or unrated securities of equivalent investment quality.

     In addition, the Fund may invest up to 35% of its total assets in other securities, including the following types of eligible money market instruments:

 (1) Short-term obligations, including certifi- cates of deposit, loan participations, bankers' acceptances and time deposits of banks and savings and loan associations whose deposits are federally insured and that have total assets in excess of $1 billion (except that obligations of smaller institutions may be held in amounts not exceeding federal insurance coverage);
 (2) Short-term corporate obligations, including notes and bonds with remaining actual or effective maturities of 13 months or less;
 (3) Commercial paper (unsecured promissory notes having maturities of nine months or less) issued by corporations and finance companies;
 (4) Repurchase agreements;
 (5) U.S. dollar-denominated obligations of for- eign issuers. Up to 20% of the Fund's assets may be invested in obligations of foreign branches of U.S. banks (Eurodollar obliga- tions) and U.S. branches of foreign banks (Yankee dollar obligations), if in the opinion of WPG such obligations are of comparable quality to obligations of domestic banks the Fund may purchase; and
 (6) Privately issued obligations collateralized by a portfolio of U.S. Government securities or by a portfolio of privately issued asset-backed securities.

     Certain of these money market securities may have adjustable or floating rates of interest or periodic demand features. The Fund may lend its portfolio securities and purchase securities on a when-issued or forward commitment basis. For further information concerning the securities in which the Fund may invest and the Fund's investment techniques, policies and risks, see "Risk Considerations and Other Investment Practices and Policies of the Funds" in this Prospectus.



MATURITY. The Fund invests in eligible money market securities with remaining actual or effective maturities of 13 months or less and maintains a dollar-weighted average portfolio maturity of 90 days or less. These practices are designed to minimize any price fluctuation in the Fund's portfolio securities.

PRICE. The Fund seeks to maintain a constant net asset value of $1.00 per share. The Fund uses the amortized cost method of valuing its portfolio securities.

PORTFOLIO MANAGEMENT. WPG actively manages the Fund, adjusting the composition of investments and the average maturity of the Fund's portfolio according to its outlook for short-term interest rates.

TAX FREE MONEY MARKET FUND
INVESTMENT OBJECTIVE. The Tax Free Money Market Fund seeks to provide high current income exempt from regular federal income taxes, consistent with preservation of capital and liquidity, through investment primarily in a diversified portfolio of high quality money market instruments, the interest on which is not included in gross income for federal income tax purposes and may be exempt from state income taxes in certain cases ("tax-exempt money market instruments").

INVESTMENT PROGRAM. To seek to achieve its objective, the Tax Free Money Market Fund invests, under normal market conditions, at least 80% of its net assets in a diversified portfolio of tax-exempt money market instruments. All of the Fund's investments consist of instruments that present minimal credit risks and that at the time of acquisition are eligible securities. Eligible securities are securities rated in one of the two highest rating categories by the Requisite NRSROs or, if unrated, determined to be of equivalent investment quality. The Tax Free Money Market Fund intends to satisfy certain federal tax requirements so that the dividends it pays to its shareholders that are attributable to interest income on such tax-exempt securities will be exempt from regular federal income tax, but such dividends may be subject to state or local taxes. The eligible tax-exempt money market securities in which the Fund may invest include:

 (1) Short-term municipal debt obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities. Such municipal debt securities include: (a) municipal notes such as tax anticipation notes, revenue anticipation notes, bond anticipation notes and construction loan notes, and (b) short-term municipal bonds such as (i) general obligation bonds, which are secured by the issuer's pledge of its faith, credit and taxing power for payment of principal and interest, (ii) revenue bonds, which are paid from the revenues of a particular facility, a specific tax or other sources, and (iii) pre-refunded tax-exempt bonds and escrowed tax-exempt bonds;
 (2) Tax-exempt commercial paper; and
 (3) Variable or floating rate tax-exempt instruments.

     Although it has no current intention of doing so, the Tax Free Money Market Fund may, under normal market circumstances, invest up to 20% of its net assets in obligations the interest on which is subject to regular federal income tax. To the extent the Fund invests in these securities, a portion of the income the Fund receives and distributes to shareholders would be subject to regular federal, as well as state and local, income tax. The Fund's distributions from its tax-exempt interest income may also be subject to alternative minimum tax and/or state and local income taxes. See "Dividends, Distributions and Taxes" for additional information. Such taxable short-term obligations will be of the same type as are permissible investments for the Government Money Market Fund. The Fund may also enter into repurchase agreements, purchase securities on a when-issued or forward commitment basis and lend its portfolio securities. For further information concerning the securities in which the Fund may invest and the Fund's investment techniques, policies and risks, see "Risk Considerations and Other Investment Practices and Policies of the Funds" in this Prospectus.



MATURITY. The Fund invests in eligible money market securities with remaining actual or effective maturities of 13 months or less and maintains a dollar-weighted average portfolio maturity of 90 days or less. These practices are designed to minimize any price fluctuation in the Fund's portfolio securities.

PRICE. The Fund seeks to maintain a constant net asset value of $1.00 per share. The Fund uses the amortized cost method of valuing its portfolio securities.

PORTFOLIO MANAGEMENT. WPG actively manages the Fund, adjusting the composition of investments and the average maturity of the Fund's portfolio according to its outlook for short-term interest rates.


MUNICIPAL BOND FUND
INVESTMENT OBJECTIVE. The Municipal Bond Fund seeks to provide a high level of current income exempt from regular federal income tax, consistent with relative stability of principal, through investment primarily in a diversified portfolio of investment grade municipal securities.


INVESTMENT PROGRAM. To seek to achieve its objective, Municipal Bond Fund invests primarily in investment grade municipal securities. Municipal securities include bonds, notes and other instruments issued by or on behalf of the states, territories and possessions of the U.S. (including the District of Columbia) and their political subdivisions, agencies and municipalities. These securities may be issued in a number of forms, including general obligation and revenue bonds, tax exempt commercial paper, variable and floating rate instruments (including variable rate demand obligations), auction rate securities, tender option bonds, zero coupon and capital appreciation bonds, and municipal leases and participations therein, pre-refunded tax-exempt and escrowed tax-exempt bonds. The Fund may also invest in other types of municipal securities that currently exist or which may be developed in the future, the interest on which is, or will be, in the opinion of counsel (when available) excluded from gross income for federal income tax purposes, i.e., exempt from regular federal income tax; provided that investing in such securities is otherwise consistent with the Fund's investment objective and policies. See "Municipal Securities" in this Prospectus for a more complete description of these securities and their risks.

     The average dollar-weighted effective maturity of the Fund's portfolio will generally range between four and ten years. When in the opinion of WPG market conditions warrant, the Fund's average effective portfolio maturity may be shorter than four years. As a matter of fundamental policy, the Municipal Bond Fund invests, under normal circumstances, at least 80% of its net assets in securities whose interest income is exempt from regular federal income tax. See "Dividends, Distributions and Taxes."

     As a temporary defensive measure during times of adverse market conditions, the Fund may invest up to 50% of its assets in (a) corporate commercial paper and other short-term commercial obligations rated Prime-1 or MIG by Moody's Investors Service, Inc. ("Moody's") or A-1 or AAA by Standard & Poors Ratings Group

("S&P"); (b) obligations of banks (including certificates of deposit, bankers' acceptances and repurchase agreements) with $1 billion or more of assets; (c) obligations issued or guaranteed by the U.S. Government; and (d) other taxable investment grade securities. Distributions from the income earned on those investments would be taxable to shareholders.

QUALITY OF INVESTMENTS. The Municipal Bond Fund's investments in municipal securities are limited to securities of "investment grade" quality, at the time of investment, as rated by any NRSRO or, if not rated, judged to be of comparable credit quality by WPG. Investment grade municipal securities eligible for purchase by the Fund include (i) municipal bonds rated BBB or higher by S&P or Baa or higher by Moody's, (ii) municipal notes (including variable rate demand obligations) rated SP-2/A-2 or higher by S&P or MIG- 2/VMIG-2 or higher by Moody's and (iii) tax-exempt commercial paper rated A-2 or higher by S&P or Prime-2 or higher by Moody's. Comparable ratings by other NRSROs may be used.

     Obligations in the lowest investment grade (i.e., BBB or Baa), referred to as "medium grade" obligations, have speculative characteristics, and changes in economic conditions and other factors are more likely to lead to weakened capacity to make interest payments and repay principal on these obligations than is the case for higher rated securities. In the event that a municipal security purchased by the Fund is subsequently downgraded below investment grade, WPG will consider such event in its determination of whether the Fund should continue to hold the security. However, at no time may the Fund have more than 5% of its net assets invested in securities rated below investment grade as a result of such downgrades.

     To seek to enhance the liquidity, stability or quality of a municipal obligation, the Fund may acquire the right to sell the security to another party for a guaranteed price and term. These rights are commonly referred to as puts, demand features or standby commitments. In addition, the Municipal Bond Fund may lend portfolio securities, enter into repurchase agreements, purchase securities on a forward commitment or when-issued basis and invest in money market funds which invest in municipal securities.

     There are market risks inherent in all investments in securities, and the value of the Fund's investments and, consequently, of an investment in the Fund will fluctuate over time. Generally, the value of the Fund's investments varies inversely with changes in interest rates. For example, as interest rates rise, the value of the Fund's investments will tend to decline and, as interest rates fall, the value of the Fund's investments will tend to increase. For further information concerning the securities in which the Fund may invest and the Fund's investment techniques, policies and risks, see "Risk Considerations and Other Investment Practices and Policies of the Funds" in this Prospectus.


GOVERNMENT FUND
INVESTMENT OBJECTIVE. The Government Fund seeks to provide high current income, consistent with capital preservation.

INVESTMENT PROGRAM. To seek to achieve its objective, the Government Fund invests, under normal market conditions, at least 65% of its total assets in a diversified portfolio of debt obligations having remaining maturities of one year or more issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The U.S. Government securities in which the Fund may invest include:

 (1) U.S. Treasury bills, notes and bonds which are direct obligations of the U.S. Treasury and differ mainly in their stated maturities;
 (2) Obligations issued by or guaranteed by agencies and instrumentalities of the U.S. Government, including the various types of debt instruments currently outstanding or which may be offered in the future. Agencies include, among others, the Federal Housing Administration, Government National Mort- gage Association ("GNMA"), Farmer's Home

     Administration, Export-Import Bank of the United States, Maritime Administration, and General Services Administration. Instru- mentalities include, among others, each of the Federal Home Loan Banks ("FHLB"), the National Bank for Cooperatives, the Federal Home Loan Mortgage Corporation, the Farm Credit Banks, the Federal National Mortgage Association ("FNMA"), the Small Business Administration, and the United States Postal Service; and
 (3) Zero coupon U.S. Government securities that have been stripped of their unmatured interest coupons by the U.S. Government or by private issuers.

     U.S. Government securities are either (i) backed by the full faith and credit of the U.S. Government (e.g., U.S. Treasury bills), (ii) guaranteed by the U.S. Treasury (e.g., GNMA mortgage-backed securities), (iii) supported by the issuing agency's or instrumentality's right to borrow from the U.S. Treasury (e.g., FNMA Discount Notes), or (iv) supported only by the issuing agency's or instrumentality's own credit (e.g., securities of each of the FHLBs). Such guarantees of the securities held by the Fund, however, do not guarantee the market value of the shares of the Fund. There is no guarantee that the U.S. Government will continue to provide support to its agencies or instrumentalities in the future.

     There are market risks inherent in all investments in securities, and the value of the Fund's investments and, consequently, of an investment in the Fund will fluctuate over time. Generally, the value of the Fund's investments varies inversely with changes in interest rates. For example, as interest rates rise, the value of the Fund's investments will tend to decline and, as interest rates fall, the value of the Fund's investments will tend to increase.

     In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepay- ments with respect to certain mortgage-backed securities, such as GNMA securities held by the Fund. Prepayment of high interest rate mort- gage-backed securities during times of declining interest rates will generally tend to lower the return of the Fund and may even result in losses to the Fund if some securities were acquired at a premium.

     The Government Fund may invest up to 35% of its total assets in other securities including: (a) short-term U.S. Government obligations; (b) other domestic and U.S. dollar denominated foreign money market instruments; (c) privately issued obligations collateralized by a portfolio of U.S. Government securities; (d) privately issued obligations collateralized by a portfolio of privately issued mortgage-backed or asset-backed securities; (e) other debt securities rated, at the time of purchase, BBB or Baa or higher by S&P or Moody's, respectively, or their equivalents, or if unrated, determined to be of comparable credit quality by WPG; and (f) securities of other investment companies. For temporary or defensive purposes, the Fund may invest in money market instruments without limitation.

     The Fund may invest in mortgage-backed securities in a variety of forms, including mortgage pass-through certificates and multiple class pass-through certificates, real estate mortgage investment conduit pass-through certificates and collateralized mortgage obligations. The Fund may also invest in floating rate debt instruments (including floating rate mortgage securities). The Fund may invest in other types of securities which enhance interest rate risk or which involve prepayment risk. For further information concerning the Fund's investments in mort- gage-backed securities and floating rate debt instruments, see "Risk Considerations and Other Investment Practices and Policies of the Funds" below.

     To seek to enhance current income or reduce market interest rate risks, the Government Fund may engage in a variety of strategies involving the use of options and futures contracts. For example, the Government Fund may (i) purchase and sell call and put options on securities and securities indices, (ii) purchase and sell interest rate futures contracts and (iii) purchase and sell call and put options on interest rate futures contracts. In addition, the Government

Fund may lend portfolio securities, enter into repurchase and reverse repurchase agreements, enter into mortgage dollar roll transactions, and purchase securities on a forward commitment or when-issued basis. When-issued securities generally have maturi- ties of one year or more. To provide sufficient cash for the Fund to pay for the when-issued securities on the settlement date, it may maintain a significant percentage of its assets in securities, principally U.S. Government securities, with maturities of less than one year. Consequently, from time to time, the Fund may have less than 65% of its total assets invested in securities with maturities of one year or more. For further information concerning the securities in which the Fund may invest and the Fund's investment techniques, policies and risks, see "Risk Considerations and Other Investment Practices and Policies of the Funds" below in this Prospectus.


GROWTH AND INCOME FUND
INVESTMENT OBJECTIVE. The Growth and Income Fund seeks long-term growth of capital, a reasonable level of current income and an increase in future income through investment primarily in a diversified portfolio of income-producing equity securities that have prospects for growth of capital and increasing dividends.

INVESTMENT PROGRAM. To seek to achieve its objective, the Growth and Income Fund invests, under normal circumstances, in common stocks and other equity-related securities (including preferred stocks, securities convertible into or exchangeable for common stocks, warrants and shares of real estate investment trusts) that offer the prospect of capital appreciation and growth of income, while paying current income. The common stocks and equity-related securities selected by WPG will typically be those of companies believed by WPG either (i) to possess better than average prospects for long-term growth of capital or (ii) to be growing faster than the U.S. economy at the time of purchase. While WPG's selection of equity securities emphasizes current income, the Fund may purchase equity securities that do not pay current dividends but offer prospects for growth of capital and future income.

     Although the Growth and Income Fund will ordinarily invest in common stocks and equity-related securities, the Fund may also (i) invest in other securities, including corporate and U.S. Government debt securities (including U.S. Treasury bonds and notes), asset-backed securities, and structured or hybrid notes, (ii) write call options on securities and securities indices and enter into closing purchase transactions on such options, (iii) invest in securities of non-U.S. issuers and to the extent it so invests, engage in forward foreign currency exchange transactions, (iv) invest in domestic and U.S. dollar-denominated foreign money market investments (including repurchase agreements and Eurodollar and Yankee Dollar obligations) and (v) invest in securities of other investment companies.

     The Fund may invest up to 35% of its total assets in debt obligations rated as low as BB or B (or their equivalent) by any NRSRO or, if unrated, of equivalent investment quality as determined by WPG. Such securities, commonly referred to as "junk bonds," are regarded as predominantly speculative with respect to the issuer's capacity to make interest payments and repay principal in accordance with the terms of the obligation. The Fund may also lend its portfolio securities and purchase securities on a forward commitment or when-issued basis. For temporary or defensive purposes, the Growth and Income Fund may invest in money market instruments and U.S. Government securities without limitation. For further information concerning the securities in which the Fund may invest and the Fund's investment techniques, policies and risks, see "Risk Considerations and Other Investment Practices and Policies of the Funds" in this Prospectus.


TUDOR FUND
INVESTMENT OBJECTIVE. The Tudor Fund seeks capital appreciation through investment in a diversified portfolio of common stocks, securities convertible into common stocks and special situations.

INVESTMENT PROGRAM. To seek to achieve its investment objective, the Tudor Fund invests, under normal circumstances, in common stocks or equity-related securities (including preferred stocks, securities convertible into or exchangeable for common stocks, shares of real estate investment trusts, warrants and rights) of companies believed by WPG to offer the potential for capital appreciation. Certain of these companies may have operating histories of less than three years. In addition, the Fund may invest in "special situations." Special situations refer to unusual and possibly unique developments for a company which may create a special opportunity for significant returns. Developments that may be considered special situations include: significant technological improvements or important discoveries; a reorganization, recapitalization, or other significant security exchange or conversion; a merger, liquidation, or distribution of cash, securities, or other assets; a breakup or workout of a holding company; litigation which, if resolved favorably, would enhance the value of the company's stock; a new or changed management; or material changes in management policies.The Fund may also invest up to 5% of its total assets in debt securities rated as low as B or its equivalent by any NRSRO or, if unrated, of equivalent investment quality as determined by WPG.

     Although the Tudor Fund will invest primarily in common stocks and equity-related securities, the Fund may also utilize other investment practices and invest in other securities, including: (i) purchasing and selling call or put options on securities and stock indices, (ii) investing in securities of non-U.S. issuers; and (iii) investing in domestic and U.S. dollar-denominated foreign money market instruments. To a limited extent the Fund may also purchase and sell futures contracts on securities and securities indices, purchase and sell options on such futures contracts and engage in forward foreign currency exchange contracts. The Fund may also lend its portfolio securities, enter into repurchase agreements, invest in securities of other investment companies and purchase securities on a forward commitment or when-issued basis. For temporary or defensive purposes the Fund may invest in money market instruments without limitation. For further information concerning the securities in which the Fund may invest and the Fund's investment techniques, policies and risks, see "Risk Considerations and Other Investment Practices and Policies of the Funds" in this Prospectus.

     Because the Fund selects portfolio securities on the basis of their potential for capital appreciation, no consideration is given to possible dividend or interest income and, therefore, the Fund may realize little, if any, such income. The Fund is not intended as a complete investment program and is not suitable for those investors whose objective is income or preservation of capital.


INTERNATIONAL FUND
INVESTMENT OBJECTIVES. The International Fund seeks long-term capital growth primarily through investment in a diversified portfolio of non-U.S. equity securities. Current income is a secondary objective.

INVESTMENT PROGRAM. To seek to achieve its investment objectives, the International Fund invests, under normal circumstances, at least 65% of its total assets in common stocks and equity-related securities (i.e., securities convertible into or exchangeable for common stocks, preferred stocks, rights and warrants) of issuers, wherever organized, which do business primarily outside the U.S. and whose securities are traded primarily in non-U.S. markets. In analyzing equity investments, WPG, or the Fund's subadviser, Hill Samuel Investment Management Limited ("HSIM"), 10 Fleet Place, London, England, generally consider the following factors, among others: the company's overall growth prospects, strong competitive advantages, management strength, earnings growth, government regulations which may favorably affect the company, and the company's overall financial strength and capital resources. Investments in preferred stock and convertible and fixed income securities will be selected on the basis of a consistent record of payment of dividends or interest. Although the Fund invests principally in securities of established larger capitalization companies, the Fund may also purchase securities of medium and small capitalization companies when, in the judgment of WPG or HSIM, such securities offer above-average appreciation potential. The Fund generally invests in equity securities listed on non-U.S. stock exchanges or in established non-U.S. over-the-counter markets. The Fund may invest in equity securities of non-U.S. issuers through the purchase of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs") and International Depository Receipts ("IDRs"), or other similar securities representing interests in or convertible into securities of foreign issuers.

     The Fund intends to diversify its holdings with respect to the number of issuers, the industries of such issuers, and the number of countries in which the Fund invests. Under normal circumstances, the Fund has at least three countries other than the U.S. represented in its portfolio. The Fund may also invest in emerging countries if, in WPG's or HSIM's opinion, the opportunities presented by such investments outweigh the related risks, taking into account the quality of those securities markets and other factors relevant generally to such investments.

     Although the Fund intends to invest primarily in non-U.S. equity securities, the Fund may also invest in other securities and instruments. For example, the Fund may (i) invest in equity securities of U.S. issuers and in investment grade debt securities of the U.S. and foreign governments and U.S. and foreign corporations; (ii) invest in securities of other investment companies; (iii) invest in domestic and foreign money market securities; and
(iv) purchase and sell call and put options on securities and stock indices. For temporary or defensive purposes, the Fund may invest in money market instruments without limitation. To a limited extent the Fund may also purchase and sell futures contracts on securities and securities indices and may purchase options on such futures. The Fund may also lend its portfolio securities and purchase securities on a forward commitment or when-issued basis. In addition, in an attempt to reduce risks associated with currency fluctuations, the Fund may (i) enter into currency futures contracts and forward currency contracts to purchase or sell selected currencies; and (ii) purchase and sell call and put options on currencies and currency futures contracts. For further information concerning the securities in which the Fund may invest and the Fund's investment techniques, policies and risks, see "Risk Considerations and Other Investment Practices and Policies of the Funds" in this Prospectus.


GROWTH FUND
INVESTMENT OBJECTIVE. The Growth Fund seeks maximum capital appreciation through an aggressively managed diversified portfolio that emphasizes investment in common stocks or securities convertible into common stocks of emerging growth companies and special situations. The Fund is designed especially for institutional investors.

INVESTMENT PROGRAM. To seek to achieve its objective, the Growth Fund invests, under normal circumstances, at least 65% of its total assets in common stocks and equity-related securities (including preferred stocks, securities convertible into or exchangeable for common stocks, shares of real estate investment trusts, warrants and rights) of small, emerging growth companies and special situations. WPG considers an emerging growth company to be a smaller company (i.e., normally, a company having a capitalization of $1 billion or less), a less well-known company, or a company that has been in business for a relatively short time and offers superior growth potential. Special situations refer to unusual and possibly unique developments for a company which may create a special opportunity for significant returns. Developments that may be considered special situations include: significant technological improvements or important discoveries; a reorganization, recapitalization, or other significant security exchange or conversion; a merger, liquidation, or distribution of cash, securities or other assets; a breakup or workout of a holding company; litigation which, if resolved favorably, would enhance the value of the company's stock; a new or changed management; or material changes in management policies.

     While the Growth Fund invests primarily in common stocks and equity-related securities of emerging growth companies and special situations, the Fund may also invest in other securities and instruments. For example, the Fund may (i) invest in common stocks and equity-related securities of relatively established, better-known companies in growth industries which, in the opinion of WPG, have superior products, management, or other advantages over other companies in those industries; (ii) invest in securities of non-U.S. issuers and to the extent it so invests, engage in forward foreign currency exchange transactions; (iii) purchase and sell call and put options on securities and indices; and (iv) invest in high-quality domestic and U.S. dollar-denominated foreign money market instruments rated within the two highest rating categories assigned by any NRSRO or, if unrated, of equivalent investment quality as determined by WPG. To a limited extent, the Fund may purchase and sell futures contracts on securities and securities indices and may purchase and sell options on such futures. The Fund may also lend its portfolio securities, enter into repurchase agreements, invest in securities of other investment companies, and purchase securities on a forward commitment or when-issued basis. The Fund may also invest up to 5% of its net assets in debt securities rated as low as B or its equivalent by any NRSRO or, if unrated, of equivalent investment quality as determined by WPG.

     For temporary or defensive purposes the Growth Fund may invest in money market instruments without limitation. For further information concerning the securities in which the Fund may invest and the Fund's investment techniques, policies and risks, see "Risk Considerations and Other Investment Practices and Policies of the Funds" in this Prospectus.

     Current income is considered an incidental factor in the selection of portfolio securities and, accordingly, the Fund may realize little, if any, income from its investments. The Fund is not intended as a complete investment program. In addition, there may be a greater degree of risk involved with an investment in the Fund, as compared to investments in other mutual funds whose investment programs seek capital appreciation, but who invest in better-known or larger companies, and do not invest in special situations.


QUANTITATIVE EQUITY FUND
INVESTMENT OBJECTIVE. The Quantitative Equity Fund seeks to provide investment results that exceed the performance of publicly traded common stocks in the aggregate, as represented by the capitalization weighted Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index").

     INVESTMENT PROGRAM. To seek to achieve its investment objective, the Quantitative Equity Fund invests, under normal market conditions, in a portfolio of stocks that is considered more "efficient" than the S&P 500 Index. An efficient portfolio is one that has the maximum expected return for any level of risk. The efficient mix of such a portfolio's investments is established quantitatively, taking into account the expected return and volatility of returns for each security in a given universe.

     To implement this strategy, WPG compiles the historical market data for over 1,000 stocks, comprised of the S&P 500 Index and 500 other large capitalization stocks. WPG then derives expected returns for each stock and seeks to maximize the expected return for a given level of risk.

     Using a sophisticated software program incorporating risk reduction techniques that have been developed by investment professionals of WPG, a portfolio is constructed that is believed to have optimized risk/reward ratio. WPG selects the combination of stocks, together with their appropriate weightings, that WPG believes will comprise the optimal portfolio for the Fund.

     It is expected that the Fund's optimal portfolio will consist of between 100 and 180 stocks. This optimal portfolio is designed to have a return greater than, but highly correlated to, the return of the S&P 500 Index.

     After the optimal portfolio is constructed, the portfolio will be rebalanced from time to time to maintain the optimal risk/reward trade-off. WPG continually assesses each stock's changing characteristics relative to its contribution to portfolio risk.

     The S&P 500 Index is a market weighted compilation of 500 common stocks selected on a statistical basis by S&P. The S&P 500 Index is typically composed of issues in the following sectors: industrial, financial, public utilities and transportation. Most of the stocks that comprise the Index are traded on the New York Stock Exchange, although some are traded on the American Stock Exchange and in the over-the-counter market.

     While the Quantitative Equity Fund will generally be substantially fully invested in equity securities, it may invest up to 35% of its total assets in fixed income obligations maturing in one year or less that are rated at least AA by S&P or Aa by Moody's, or their equivalents, or unrated securities determined by WPG to be of comparable quality. The Fund may also purchase and sell futures contracts on securities and securities indices and options on such futures contracts, as well as purchase and sell (write) put and call options on securities and securities indices. The Fund also may lend its portfolio securities to generate additional income, enter into repurchase agreements, invest in securities of other investment companies, warrants and ADRs, and purchase securities on a forward commitment or when-issued basis. The realization of current income is not a significant part of the Fund's investment strategy, and any income generated will be incidental to the Fund's objective of outperforming the S&P 500 Index.

     WPG's research personnel will monitor and occasionally make changes in the way the portfolio is constructed or traded. Such changes may include: determining better ways to derive expected returns, improving the manner in which each stock's contribution to risk is determined, altering constraints in the optimization process, and effecting changes in trading procedure (to reduce transaction costs or enhance the effects of rebalancing). Any such changes are intended to be consistent with the Fund's basic philosophy of seeking higher returns than those that could be obtained by investing directly in all of the stocks in the S&P 500 Index.

     There can be no assurance that the Fund will achieve its investment objective. For further information concerning the securities in which the Fund may invest and the Fund's investment techniques, policies and risks, see "Risk Considerations and Other Investment Practices and Policies of the Funds" in this Prospectus.


                             HOW TO PURCHASE SHARES

     INITIAL INVESTMENT: MINIMUM $2,500 PER FUND ($250 FOR RETIREMENT ACCOUNTS AND UNIFORM GIFTS TO MINORS); $250,000 FOR THE GROWTH FUND; $5,000 FOR THE QUANTITATIVE EQUITY FUND. The Funds may waive the minimum for initial investment in their discretion.

     OPENING AN ACCOUNT. You may make an initial purchase of shares of any Fund by mail, by wire, or through any authorized securities dealer. Shares of the Funds may be purchased on any day on which the New York Stock Exchange is open for business.

     YOU WILL FIND AN APPLICATION INCLUDED WITH THIS PROSPECTUS. A COMPLETED AND SIGNED APPLICATION IS REQUIRED FOR EACH NEW ACCOUNT YOU OPEN WITH ANY FUND REGARDLESS OF HOW YOU CHOOSE TO MAKE YOUR INITIAL PURCHASE.

     BY MAIL. You may purchase shares of the Funds by mailing the completed Application, with your check(s) or money order(s) made payable to the particular Fund(s) in which you have chosen to invest, to the Funds' Transfer Agent, First Data Investor Services Group, Inc., Attention: WPG Mutual Funds, 4400 Computer Drive, Westboro, Massachusetts 01581-5120.

     BY WIRE. You may also purchase shares of a Fund by wiring funds to the wire bank account for such Fund with the Fund's Custodian. Before wiring funds, please call WPG toll free at 1-800-223-3332 to receive instructions as to how and where to wire your investment. Please remember to return your completed Application to First Data Investor Services Group, Inc., as described in the prior paragraph.

     Through an Authorized Securities Dealer. Securities dealers approved by WPG are authorized to sell you shares of the Funds. You also may obtain copies of the Application from any such authorized securities dealer. Shares purchased through such securities dealers may be subject to transaction fees, no part of which will be received by the Funds or WPG.

     WPG, at its own expense, provides compensation to Charles Schwab & Co., Inc. whose customers become shareholders of the Municipal Bond Fund or Quantitative Equity Fund for introducing such customers to the Funds and responding to certain customer inquiries. Such compensation is paid at the annual rate of 0.10% of the average daily net assets of the Equity Funds and the Income Funds, respectively (as defined in "Share Price" below) attributable to shares held by such customers. Such compensation does not represent an additional expense to any Fund or its shareholders, since it will be paid from the assets of WPG or its affiliates, including amounts received by WPG under its Investment Advisory Agreements with the Funds.

     SUBSEQUENT INVESTMENTS: MINIMUM $100 PER FUND; $25,000 FOR THE GROWTH FUND; $500 FOR THE QUANTITATIVE EQUITY FUND. Subsequent purchases of shares of the Funds may be made by mail, wire, through an authorized securities dealer, or by means of certain services available to shareholders of the Funds, such as the Exchange Privilege and Automatic Investment Plan described below under "Shareholder Services." The minimum subsequent investment under the Automatic Investment Plan is $50 per Fund (not available for the Growth Fund or the Quantitative Equity Fund) The Funds may waive the subsequent investment minimum in their discretion.

     SHARE PRICE. Your shares in each Fund will be priced at the net asset value per share of that Fund next determined after your purchase order has been received in good order by the Fund or its agents.

     With respect to the Government Money Market Fund, the Tax Free Money Market Fund, the Government Fund and the Municipal Bond Fund (the "WPG Income Funds"), if your purchase payment is transmitted by federal funds wire, the purchase order will be considered in good order upon receipt of the wire payment by Boston Safe Deposit and Trust Company, the Funds' Custodian. If your purchase payment as transmitted to the Funds' Transfer Agent is not in federal funds (i.e., monies credited to the Funds' Custodian by a Federal Reserve Bank), your payment must first be converted to federal funds before your purchase order will be considered in "good order." If your purchase payment is by a check drawn on a member bank of the Federal Reserve System, conversion to federal funds usually occurs within one business day after the check is deposited by the Funds' Custodian. Checks drawn on banks which are not members of the Federal Reserve System may take longer to convert into federal funds. During the period prior to receipt of federal funds by the Funds' Custodian, your money will not be invested in the WPG Income Funds. You will begin to earn dividends on the business day following the date on which your purchase order is converted to federal funds (i.e., the trade date). With respect to Government Money Market Fund and Tax Free Money Market Fund, for a purchase by federal funds wire, you may qualify for a dividend on the date the purchase order is received if your federal funds wire is received prior to 12:00 noon Eastern Time.

     With respect to the other Funds in the WPG family of funds (the "WPG Equity Funds"), receipt of federal funds by the Funds' Custodian is not necessary for a purchase order to be considered in good order when received by the Funds' Transfer Agent.

     If you purchase shares through an authorized securities dealer, the dealer must receive your order before the close of regular trading on the New York Stock Exchange and transmit it to the Fund(s) or their agents by 4:00 p.m. Eastern Time to receive that day's net asset value. (Each Fund's per share net asset value is computed as described under "How Each Fund's Net Asset Value is Determined" in this Prospectus.)

     CONDITIONS OF YOUR PURCHASE. Each Fund reserves the right to reject any purchase for any reason and to cancel any purchase due to nonpayment. Purchase orders are not binding on the Funds or considered received until such purchase orders are received in good order as described above. All purchases must be made in U.S. dollars and, to avoid fees and delays, all checks must be drawn only on U.S. banks. No cash will be accepted. As a condition of this offering, if your purchase is cancelled due to nonpayment or because your check does not clear (and, therefore, your account is required to be redeemed), you will be responsible for any loss incurred by the Fund(s) affected.

     SHARE CERTIFICATES. The Government Money Market Fund, Tax Free Money Market Fund, Municipal Bond Fund, and Quantitative Equity Fund will not issue share certificates. With respect to the other Funds, share certificates will not be issued for shares unless you have been a shareholder of the Fund in question for at least 30 days and you specifically request share certificates in writing. The Funds will issue certificates only for full shares. Most shareholders elect not to receive share certificates. If you lose a share certificate you may incur an expense to replace it.

     RETIREMENT PLAN ACCOUNTS. If you are a participant in a corporate or institutional retirement plan account (including any deferred compensation plan), you must contact your Plan Administrator regarding purchase and redemption procedures, including limitations thereon, contained in your retirement plan. Requests for redemptions from retirement plan accounts must be in writing.

     IN-KIND PURCHASES. Shares of the Funds may be purchased in whole or in part by delivering to the Funds' Custodian securities determined by WPG to be suitable for that Fund's portfolio. Investors interested in making "in-kind" purchases should refer to the SAI for the terms, conditions and tax consequences of these transactions.

                              SHAREHOLDER SERVICES

     SHAREHOLDER INQUIRIES AND SERVICES OFFERED. If you have any questions about the Funds or the shareholder services described below, please call the Funds at 1-800-223-3332. Written inquiries should be sent to First Data Investor Services Group, Inc., Attention: WPG Mutual Funds, 4400 Computer Drive, Westboro, Massachusetts 01581- 5120. The Funds reserve the right to amend the shareholder services described below or to change the terms or conditions relating to such services upon 60 days' notice to shareholders. You may discontinue any service you select, provided that with respect to the Automatic Investment and Systematic Withdrawal Plans described below, the Funds' Transfer Agent receives your notification to discontinue such service(s) at least ten days before the next scheduled investment or withdrawal date.

     CONFIRMATIONS, SHAREHOLDER STATEMENTS, AND REPORTS. Each time you buy or sell shares you will receive a confirmation statement with respect to such transaction. In addition, following each distribution for each WPG Equity Fund in which you are a shareholder, you will receive a shareholder statement reflecting any reinvestment of a dividend or distribution in the Fund including your current share balance with the Fund. For each WPG Income Fund in which you are a shareholder, such shareholder statements will be sent to you monthly. The Funds also will send you shareholder reports no less frequently than semi-annually. You also will receive year-end tax information about your account(s) with each Fund.

     TELEPHONE EXCHANGE PRIVILEGE. For your convenience, the Funds provide a Telephone Exchange Privilege that enables you by telephone to authorize the exchange of shares from your account in one Fund for shares in any other WPG Mutual Fund described in this Prospectus provided all accounts are identically registered. The telephone exchange privilege is not available to shareholders automatically; to authorize this Telephone Exchange Privilege, please mark the appropriate boxes on the Application and supply us with the information required. To exchange shares by telephone, simply call 1-800-223-3332 between

9:00 a.m. and 4:00 p.m. Eastern Time on any day that the Funds are open.
Shares exchanged will be valued at their respective net asset values next determined after the telephone exchange request is received. Telephone exchange requests made after 4:00 p.m. Eastern Time will not be accepted. At the time of any telephone exchange request, please notify the Funds of all current shareholder service privileges you wish to continue to utilize in any new account opened. To confirm that telephone exchange requests are genuine, the Funds will employ reasonable procedures such as providing written confirmation of telephone exchange transactions and tape recording of telephone exchange requests. If a Fund does not employ such reasonable procedures, it may be liable for any loss incurred by a shareholder due to a fraudulent or other unauthorized telephone exchange request. Otherwise, neither the Funds nor their agents will be liable for any loss incurred by a shareholder as a result of following instructions communicated by telephone that they reasonably believe to be genuine. The Funds reserve the right to refuse any request made by telephone and may limit the amount involved or the numbers of telephone requests made by any shareholder. (Such exchange requests may, however, be made in writing in accordance with procedures described in this Prospectus.) During periods of extreme economic conditions or market changes, requests by telephone may be difficult to make due to heavy volume. During such times, please consider placing your order by mail.

     The telephone exchange privilege is not available with respect to (i) shares for which certificates have been issued or (ii) redemptions for accounts requiring supporting legal documents. See "Written Exchange Privilege" below for further information concerning exchanges and "Excessive Trading" below for information concerning the Funds' policy limiting excessive exchanges and purchase/redemption transactions.

     WRITTEN EXCHANGE PRIVILEGE. The Written Exchange Privilege is a convenient way to change your investment mix in the WPG Mutual Funds in order to respond to changes in your investment goals or market conditions. In addition to using the Telephone Exchange Privilege described above, shareholders in any of the Funds may exchange their shares for shares in any other Fund by submitting a written request, in proper form, to the Transfer Agent. Such shares exchanged will be valued at their respective net asset values next determined after the receipt of the written exchange request. When making a written exchange request, please provide your current Fund's name, your account name(s) and number(s), and the dollar or share amount you wish to exchange, and specify all current plans or shareholder service privileges you wish to continue to utilize in your new account (e.g. Automatic Investment Plans). For written exchange requests, the signatures of all registered owners (or executed powers of attorney) are required. Signature guarantees are also required if the account in the Fund whose shares are being purchased will not be identically registered. See "How to Redeem Shares" below for a discussion of acceptable signature guarantors. If share certificates were issued for the shares being exchanged, such certificates, properly endorsed, must accompany the written exchange request. No sales charge is imposed on exchanges. Please note that an exchange involves a redemption of the shares exchanged and may therefore result in a tax liability for you. Unless waived by the Funds, the minimum initial investment in each Fund, whether by exchange or purchase, is $2,500 for each Fund ($250,000 for the Growth Fund; $5,000 for the Quantitative Equity Fund). Unless waived by the Funds, all subsequent amounts exchanged must be a minimum of $100 for each Fund ($25,000 for the Growth Fund; $500 for the Quantitative Equity Fund). Exchange requests will not be accepted for shares purchased by check within 15 days of the request. The exchange privilege is available to shareholders in all states where it is legally permitted. Currently all states permit such exchanges. See "Excessive Trading" below for information concerning the Funds' policy limiting excessive exchanges and purchase/redemption transactions.


     CHECKWRITING SERVICE. Checkwriting is available for shareholders of the Government Money

Market Fund and Tax Free Money Market Fund. There is no charge for this service. The minimum amount of each check must be $500. The checkwriting service may not be used for a complete redemption of your account. If the amount of the check is greater than the value of your account, the check will be returned unpaid. In addition, checks written on amounts subject to the 15-day check clearing period, described below under "How to Redeem Shares," also will be returned unpaid. The Application for this service is included with this Prospectus. All notices with respect to checks must be given to the Funds' Transfer Agent. The checkwriting service is not available for Individual Retirement Accounts or other retirement accounts.

     AUTOMATIC INVESTMENT AND SYSTEMATIC WITHDRAWAL PLANS. For your convenience, the Funds provide plans that enable you to add to your investment or withdraw from your account(s) with a minimum of paperwork. The Application for these plans is included with this Prospectus.

 (1) AUTOMATIC INVESTMENT PLAN. The Automatic Investment Plan is a convenient way for you to purchase shares of the Funds at regular monthly or quarterly intervals selected by you. The Automatic Investment Plan enables you to achieve dollar-cost averaging with respect to investments in Funds with fluc- tuating net asset values through regular purchases of a fixed dollar amount of shares in the Funds. Dollar-cost averaging brings discipline to your investing. Dollar-cost averaging results in more shares being pur- chased when a Fund's net asset value is relatively low and fewer shares being pur- chased when a Fund's net asset value is relatively high, thereby helping to decrease the average price of your shares. Through the Automatic Investment Plan, Fund shares are purchased by transferring funds (minimum of $50 per transaction per Fund) from your designated checking, NOW, or bank account. Your automatic investment in the Fund(s) designated by you will be processed on a regular basis beginning on or about the first business day of the month or quarter you select. This Plan is not available to shareholders of the Growth Fund or the Quantitative Equity Fund.
 (2) SYSTEMATIC WITHDRAWAL PLAN. The Systematic Withdrawal Plan provides a convenient way for you to receive regular cash payments while maintaining an invest- ment in the Funds. The Systematic With- drawal Plan permits you to have payments of $50 or more automatically transferred from your account(s) in the Fund(s) to you or your designated bank account on a monthly or quarterly basis. In order to start this Plan, you must have a minimum balance of $10,000 in any Fund account utilizing this feature. Your systematic withdrawals will be processed on a regular basis beginning on or about the first business day of the month or quarter you select.

     SWEEP PROGRAM. The Sweep Program is a convenient way for you to automatically invest excess credit balances in any of your brokerage accounts with WPG in shares of the Government Money Market Fund or the Tax Free Money Market Fund. Under the Sweep Program, if you have a brokerage account with WPG you may elect to have credit balances automatically invested in shares of the Government Money Market Fund or Tax Free Money Market Fund. WPG will transmit orders for the purchase of a Fund's shares on the same day that excess credit balances are available in your brokerage account. To obtain further information concerning this service, please call 1-800-223-3332.

     TAX-SHELTERED RETIREMENT PLANS. Investors in the Funds (other than the Growth Fund, the Tax Free Money Market Fund and the Municipal Bond
Fund) may make use of a variety of retirement plans, including Individual Retirement Accounts, simplified employee pension plans, money purchase pension and profit sharing plans, and 401(k) Plans.

(1) Individual Retirement Accounts ("IRAs") and Simplified Employee Pension Plans ("SEP-IRAs"). You may also save for your retirement and shelter your investment income from current taxes by either: (i) establishing a new IRA; or (ii) "rolling- over" or transferring to an IRA invested in the Funds monies from other IRA accounts or qualified distributions from a plan. An IRA is an attractive retirement-savings vehicle for qualified individuals. Using your IRA, you can invest, on a tax-favored basis, up to $2,000 per year in the Funds. You may also invest up to $2,000 per year for your spouse, subject to certain limits and conditions. In addition, your employer may (i) establish new SEP-IRAs for its employees that can be used to invest on a tax-favored basis in the Funds or (ii) use the Funds as additional funding vehicles for existing SEP-IRAs.

 (2) Prototype Retirement Plans. Both a proto- type money purchase pension plan and a profit sharing plan, which may be used alone or in combination, are available to sole proprietors, partnerships and corporations to provide retirement benefits for individuals and employees.
 (3) 401(k) Plans. Through the establishment of a 401(k) Plan by your company, your employees can invest a portion of their wages in the Funds on a tax-deferred basis for their retirement needs.

     OTHER ACCOUNTS. The Funds also offer special services to meet the needs of investors.

(1) Uniform Gift to Minors. By establishing a Uniform Gift to Minors
     Account with the Funds, you can build a fund for your children's education or a nest egg for their future and, at the same time, potentially reduce your own income taxes. (Not available for the Growth Fund.)

(2) Custodial and Fiduciary Accounts. The Funds provide a convenient means of estab- lishing custodial and fiduciary accounts for investors with fiduciary responsibilities.

     For further information regarding any of the above retirement plans and accounts, please call toll free at 1-800-223-3332. Retirement investors should consult with their own tax counsel or adviser.

                            HOW EACH FUND'S NET ASSET
                               VALUE IS DETERMINED

     The net asset value per share of the Funds is calculated as of the close of regular trading on the New York Stock Exchange ("Exchange"), normally 4:00 p.m. Eastern Time, every day the Exchange is open for regular trading. In addition, Government Money Market Fund and Tax Free Money Market Fund calculate their net asset value per share as of 12:00 p.m. Eastern Time on those days on which the Exchange is open for regular trading and on which a purchase order for Fund shares and related federal funds wire is received prior to 12:00 p.m. Eastern Time. The per share net asset value, calculated as described below, is effective for all orders received in good order (as previously described) by the Funds or their agents prior to the close of regular trading on the Exchange for that day. Orders received by the Funds or their agents after the close of regular trading on the Exchange or on a day when the Exchange is not open for business will be priced at the net asset value per share next computed.

     The net asset value of each Fund's shares is determined by adding the value of all securities, cash, and other assets of the Fund, subtracting liabilities (including accrued expenses and dividends payable), and dividing the result by the total number of outstanding shares in the Fund.

     For purposes of calculating the net asset value per share of the Government Money Market Fund and the Tax Free Money Market Fund, portfolio securities are valued on the basis of amortized cost, which method does not take into account unrealized gains or losses on the Fund's portfolio securities. Amortized cost valuation involves initially valuing a security at its cost, and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value of a security, as determined by amortized cost, may be higher or lower than the price the Government Money Market Fund or the Tax Free Money Market Fund would receive if the Fund sold the security. The Board of Trustees has established procedures to monitor any such deviation between amortized cost and market value and to take corrective action should the deviation exceed specified amounts.

     For purposes of calculating each other Fund's net asset value per share, portfolio securities (other than certain money market instruments) are valued primarily based on market quotations, or, if market quotations are not available, by a valuation committee as appointed by the Board of Trustees. In accordance with procedures approved by the Board of Trustees for each Fund, the Funds may use pricing services to value bonds and other fixed income investments of the Funds. Money market instruments with a remaining maturity of 60 days or less at the time of purchase are generally valued at amortized cost.


                              HOW TO REDEEM SHARES

     Subject to the restrictions outlined below, shareholders have the right to redeem all or any part of their shares in the Funds at a price equal to the net asset value of such shares next computed following receipt and acceptance of the redemption request by the Funds or their agents, i.e., the Transfer Agent. A redemption is a taxable transaction that may result in a tax liability for you. In order to redeem shares of the Funds, a written request in "proper form" (as explained below) must be sent directly to First Data Investor Services Group, Inc., Attention: WPG Mutual Funds, 4400 Computer Drive, Westboro, MA 01581-5120. No charge is imposed on any redemption request processed by the Funds' Transfer Agent or WPG. You may also, of course, transmit your redemption request to the Funds through your broker-dealer, who may charge you a transaction fee for such services. Please note that you cannot redeem shares by telephone or telegram. In addition, the Funds cannot accept requests which specify a particular date or price for redemption or which specify any other special conditions.

PROPER FORM FOR ALL REDEMPTION REQUESTS. Your redemption request must be in proper form. To be in proper form, your request must include: (1) your share certificates, if any, endorsed by all shareholders for the account exactly as the shares are registered or accompanied by executed power(s) of attorney and the signature(s) must be guaranteed, as described below; (2) for written redemption requests, a "letter of instruction," which is a letter specifying the name of the Fund, the number of shares to be sold, the name(s) in which the account is registered, and your account number. The letter of instruction must be signed by all registered shareholders for the account using the exact names in which the account is registered or accompanied by executed power(s) of attorney; (3) any signature guarantees that are required as described above in
(1), or required by the Funds if the redemption proceeds are to be sent to an address other than the address of record or to a person other than the registered shareholder(s) for the account; and (4) other supporting legal documents, as may be necessary, for redemption requests by corporations, estates, trusts, guardianships, custodianships, partnerships, and pension and profit sharing plans. Signature guarantees, when required, must be obtained from any one of the following institutions, provided that such institution meets credit standards established by the Funds' Transfer Agent: (i) a bank; (ii) a securities broker or dealer, including a government or municipal securities broker or dealer, that is a member of a clearing corporation or has net capital of at least $100,000; (iii) a credit union having authority to issue signature guarantees; (iv) a savings and loan association, a building and loan association, a cooperative bank, or a federal savings bank or association; or (v) a national securities exchange, a registered securities exchange or a clearing agency.

     YOUR REQUEST FOR REDEMPTION WILL NOT BE PROCESSED UNLESS IT IS IN PROPER FORM, AS DESCRIBED ABOVE.

     RECEIVING YOUR REDEMPTION PAYMENT. Except under certain emergency conditions, your redemption payment will be sent to you (net of any required withholding taxes) within three business days after receipt of your written redemption request in proper form by the Funds or their agents, i.e., Transfer Agent. If you wish to have your redemption proceeds wired to your checking or bank account, you may so elect. Currently, the Transfer Agent for the Funds charges a fee for wire transfers. If you make a redemption request within 15 days of the date you purchased shares by means of a personal, corporate or government check, the redemption payment will be held until the purchase check has cleared (up to 15 days). Nevertheless, the shares redeemed will be priced for redemption at the price next determined after receipt of your redemption request. You can avoid the inconvenience of this check clearing period by purchasing shares with a certified, treasurer's or cashier's check, or with a federal funds or bank wire.

     MINIMUM ACCOUNT SIZE. Due to the relatively high cost of maintaining smaller accounts, the Funds reserve the right to redeem shares in any account if, as the result of redemptions, the value of that account drops below $100. You will be allowed at least 60 days, after written notice by the Funds, to make an additional investment to bring your account value up to at least $100 before the redemption is processed.

     EXCESSIVE TRADING. To prevent excessive transaction activity and to protect shareholders, the Funds have adopted a policy ("Trading Policy") to limit the number of exchanges and pur- chase/redemption transactions (as described below) by any one shareholder account (or group of accounts under common management) to a total of six such transactions per year. This Trading Policy applies to: (i) exchanges into or out of any Fund described in this Prospectus (other than between WPG Income Funds), and (ii) any pair of transactions involving a purchase of shares of any one Fund followed by a redemption of an offsetting or substantially equivalent dollar amount of shares of that same Fund. This Trading Policy does not apply to transactions solely among or solely involving the WPG Income Funds. If you violate this Trading Policy, your future purchases of, or exchanges into, the Funds may be permanently refused. This Trading Policy does not prohibit you from redeeming shares of any Fund. WPG reserves the right to waive the Trading Policy in its discretion.

                             MANAGEMENT OF THE FUNDS

INVESTMENT ADVISER AND ADMINISTRATOR. As noted above, WPG, One New York
Plaza, New York, New York 10004, serves as the investment adviser to each Fund. HSIM serves as subadviser to the International Fund pursuant to a Subadvisory Agreement with the International Fund and WPG. HSIM is a wholly-owned indirect subsidiary of Lloyds TSB Group plc, London, England.

     Under the investment advisory agreements with the Funds, WPG manages the Funds' portfolios. Subject to the general supervision of the Funds' Boards of Trustees, WPG is responsible for the selection and management of all portfolio investments of each Fund (other than as described below for the International
Fund) in accordance with each Fund's investment objective, investment program, policies and restrictions.

     With respect to the International Fund, WPG (i) is responsible for the selection and management of the International Fund's U.S. securities, (ii) oversees and assists in the management of the International Fund's assets by HSIM and monitors on a continuous basis HSIM's selection and management of the Fund's investments in non-U.S. securities, and (iii) determines, in consultation with HSIM, the percentage allocation of the International Fund's assets between U.S. and non-U.S. securities.

     Each Fund pays WPG a fee equal on an annual basis to a percentage of such Fund's average daily net assets as follows:

                                                                                             Actual Rate
                                                                                            Paid for the
                                            Present                                          Year Ended
                                            Annual                                          December 31,
     Fund                                   Fee Rate                                            1996
     ----                                   --------                                        ------------

Government Money Market Fund        0.50% of net assets up to $500 million                      0.50%
   and                              0.45% of net assets $500 million to $1 billion
Tax-Free Money Market Fund          0.40% of net assets $1 billion to $1.5 billion
                                    0.35% of net assets in excess of $1.5 billion

Municipal Bond Fund                 0.00% of average daily net assets while net assets          0.00%
                                        are less than $17 million and
                                    0.50% of average daily net assets while net assets
                                        are $17 million or more

Government                          Fund 0.60% of net assets up to $300  million
                                    0.60%  0.55% of net assets  $300  million to
                                    $500  million  0.50% of net assets in excess
                                    of $500 million

Growth and Income Fund              0.75% of net assets                                         0.75%


Tudor Fund                          0.90% of net assets up to $300 million                      0.90%
                                    0.80% of net assets $300 million to $500 million
                                    0.75% of net assets in excess of $500 million

International Fund1                 0.50% of average daily net assets when net assets           0.50%
                                        are less than $15 million
                                    0.85% of average daily net assets when net assets
                                        are $15 million or more but are less than $20 million
                                    1.00% of average daily net assets when net assets
                                        are $20 million or more

Growth Fund                         0.75% of net assets                                        0.75%

Quantitative Equity Fund            0.75% of net assets                                        0.75%

------------------


     (1) Pursuant to the International Fund's Subadvisory Agreement, WPG pays HSIM, on a quarterly basis, a subadvisory fee equal on an annual basis to 40% of the advisory fee actually received by WPG. The International Fund has no responsibility to pay such subadvisory fee and pays only the advisory fee at the rate set forth above.

     Pursuant to separate administration agreements, WPG also acts as the administrator of each Fund. As administrator, WPG provides personnel for supervisory, administrative, accounting, shareholder services and clerical functions; oversees the performance of administrative and professional services to the Funds by others; provides office facilities, furnishings and office equipment; and prepares, but does not pay for, reports to shareholders, the SEC and other regulatory authorities. For all administrative services and facilities provided by WPG under each administration agreement, WPG receives a fee, computed daily and payable monthly, at an annual rate based on the average net assets of each Fund as shown as follows: Tudor 0.05%, Growth and Income 0.06%, Growth 0.08%, Quantitative Equity 0.05%, International 0.00% while net assets are $25 million and below, and 0.06% while assets exceed $25 million, Government Securities 0.05%, Municipal Bond 0.00% while net assets are $50 million and below, and 0.12% while assets exceed $50 million, Government Money Market 0.04%, Tax Free Money Market 0.04%. See the SAI for the rates and amounts at which administration fees were paid for the fiscal year ended December 31, 1996. The administrative fee of each Fund is reviewed and approved annually by the Board of Trustees.




PORTFOLIO MANAGERS. The following is a list of the portfolio managers of the Funds and their business experience during the past five years. Each portfolio manager is responsible for the day-to-day management of his or her Fund.

WPG GOVERNMENT MONEY MARKET FUND. Daniel S. Vandivort and Thomas J. Girard are co-portfo- lio managers of the Fund. Mr. Vandivort has been a principal of WPG since November, 1994. From 1989 to 1994, Mr. Vandivort served in various capacities with CS First Boston Investment Man- agement, including Managing Director and Head of U.S. Fixed Income and Senior Portfolio Manag- er and Director, Global Product Development and Marketing. Mr. Girard has been an Associate Principal of WPG since March, 1996. From 1994 to 1996, Mr. Girard served as a Vice President and portfolio manager with Bankers Trust Compa- ny and was a Vice President of J.P. Morgan- Morgan Guaranty Trust Company prior thereto.

WPG TAX FREE MONEY MARKET FUND. Arthur L. Schwarz and Janet A. Fiorenza have been the portfolio managers of the Fund since its inception. Mr. Schwarz is a principal of WPG. Ms. Fiorenza has been a principal of WPG since 1993. Prior to this, Ms. Fiorenza was an associate principal of WPG.

WPG INTERMEDIATE MUNICIPAL BOND FUND. Arthur L. Schwarz and S. Blake Miller have been the portfolio managers of the Fund since its inception. Mr. Schwarz is a principal of WPG. Mr. Miller is an associate principal of WPG. Prior to this, Mr. Miller was a vice president and a portfolio manager in WPG's tax exempt fixed income division.

WPG GOVERNMENT SECURITIES FUND. Daniel S. Vandivort has been the portfolio manager of the Fund since February, 1995. Please see "WPG Government Money Market Fund" above for a description of Mr. Vandivort's business experience during the past five years.

WPG GROWTH AND INCOME FUND. A. Roy Knutsen has been the portfolio manager of the Fund since 1992. Mr. Knutsen has been a princi- pal of WPG for over 5 years.

WPG TUDOR FUND. Melville Straus has been the portfolio manager of the Fund since 1973. Mr. Straus is a principal of WPG.

WPG INTERNATIONAL FUND. David Kiddie has been the portfolio manager of the Fund since June, 1996. Mr. Kiddie has been a Director of HSIM since April 1996. Prior thereto, Mr. Kiddie was Head of the European Equities Team at Lloyds Investment Management International Limited, the Fund's previous subadviser (1994-1996), Director of European Equities at Sun Life Investment Management (1992-1994), and Director of Europe- an Equity Strategies at Enskilda Securities (1991- 1992).

WPG GROWTH FUND. Melville Straus has been the portfolio manager of the Fund since March, 1996. Mr. Straus is a principal of WPG.

WPG QUANTITATIVE EQUITY FUND. Daniel J. Cardell has been the portfolio manager of the Fund since May 1996. Mr. Cardell has been a principal of WPG since May 1996. Prior to joining WPG, Mr. Cardell was Senior Vice Pre- sident and Director of Equities for the Bank of America.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT. First Data Investor Services Group, Inc., 4400 Computer Drive, Westboro, Massachusetts 01581- 5120 serves as Transfer Agent and Dividend Disbursing Agent for the Funds. The Funds may also enter into agreements with and compensate other transfer agents and financial institutions who process shareholder transactions and maintain shareholder accounts.

PRINCIPAL UNDERWRITER. Shares of the Funds are offered directly to the public by the Funds them- selves. The Funds employ no principal underwriter or distributor.

EXPENSES. Each Fund bears all expenses of its operation. In particular, each Fund pays: investment advisory fees; administration fees; custodian and transfer agent expenses; legal and accounting fees and expenses; expenses of preparing, printing, and distributing Prospectuses and SAIs to existing shareholders, and shareholder communications and reports, except as used to market its shares; expenses of computing its net asset value per share; federal and state registration fees and expenses with respect to its shares; proxy and shareholder meeting expenses; expenses of issuing and redeeming its shares; independent trustee fees and expenses; expenses of bond, liability, and other insurance coverage; brokerage commissions; taxes; trade association fees; and certain non-recurring and extraordinary expenses. In addition, the expenses of organizing the Municipal Bond Fund and the Quantitative Equity Fund and initially registering and qualifying their shares under federal and state securities laws are being charged to such Funds' operations, as an expense, over a period not to exceed 60 months from each such Fund's respective inception date.

ADMINISTRATION AND SERVICE PLANS. Pursuant to Administration and Service
Plans (the "Plans"), the Government Fund and the International Fund may each enter into contracts ("Servicing Agreements") with banks, trust companies, broker-dealers or other financial organizations ("Service Organizations") to provide certain administrative and shareholder services for such Funds. As of the date of this Prospectus, a Servicing Agreement is in effect with respect to Government Fund.

Administrative and shareholder servicing functions to be provided by the Service Organizations may include, among other things: processing purchase and redemption transactions; answering client inquiries regarding the applicable Fund, assisting clients in changing dividend and distribution options, account designations and addresses; performing sub-accounting; establishing and maintaining shareholder accounts and records; investing client cash account balances automatically in shares in accordance with arrangements made by the client; providing periodic statements of a client's account balance and integrating such statements with those of other transactions and balances in the client's other accounts serviced by the Service Organization; arranging for bank wires; and such other services as the Funds may request, to the extent permitted by applicable statute, rule or regulation.


     Each Service Organization may receive a fee payable by the applicable Fund, in respect of shares held by or through such Service Organization for its customers, for services performed pursuant to the Plans and the applicable Servicing Agreements. The schedule of fees and the basis upon which such fees may be paid will be determined by the Trustees, and may be based on a flat fee, a percentage of the average daily net assets attributable to the shares held by the customers of the Service Organizations or other reasonable basis. Each Fund may pay an aggregate amount of up to .05% per year of its average daily net assets in order to pay the Service Organizations the appropriate fee and to pay its expenses under the Plans. For the fiscal year ended December 31, 1996, Government Fund paid Service Organizations fees of less than 0.01% of the Fund's average daily net assets. International Fund did not make any payments to service organizations during the fiscal year ended December 31,

1996. For additional information on the Plans, see the Funds' Statements of Additional Information, "Investment Adviser-Administration and Service Plans."

     Service Organizations may impose certain additional or different conditions on their clients, such as requiring their clients to invest more than the minimum initial investment, and may charge their clients a direct fee for services provided to their customers. These fees would be in addition to any amounts which might be received from the Funds under the Plans. Shareholders are urged to consult their Service Organizations to obtain a schedule of any such fees.

     The annualized ratios of operating expenses to average net assets for the Funds for the year ended December 31, 1996 are set forth under the "Financial Highlights" section.


DIVIDENDS, DISTRIBUTIONS AND TAXES

     Each Fund has qualified and elected to be treated as a "regulated investment company" ("RIC") under the Internal Revenue Code of 1986, as amended ("Code"), and intends to qualify as such for each taxable year. A Fund which qualifies as a RIC will not be subject to federal income or excise tax on its income and gains distributed to its shareholders in accordance with the Code's distribution timing and other requirements. Each Fund intends to distribute all of its net investment income and net capital gains each year.

     Income dividends, if any, will be declared daily and distributed monthly for the Government Money Market Fund, the Tax Free Money Market Fund, the Government Fund and the Municipal Bond Fund and at least annually for each other Fund. Net capital gains of each Fund, if any, realized during the taxable year will be distributed no less frequently than annually. Income dividends are derived from each Fund's net investment income (including dividends, interest and recognized market discount income), net short-term capital gains, and certain net foreign currency gains received by a Fund, and are taxable to you as ordinary income for regular federal income tax purposes, except for dividends paid by the Tax-Free Money Market Fund and the Municipal Bond Fund from tax-exempt interest they receive as described below. Corporate shareholders may be entitled to take the corporate dividends-received deduction for income dividends received from a Fund that are attributable to dividends received by that Fund from a domestic corporation, subject to certain restrictions under the Code. Distributions designated by a Fund as from its net long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have held your shares. Income dividends and distributions of capital gains declared in October, No- vember or December as of a record date in such a month and paid in the following January are treated under the Code as if they were received on December 31 of the year declared. Each Fund in which you are a shareholder will mail to you tax information by the end of January indicating the federal tax status of your income dividends and capital gains distributions for that Fund. Such tax status is not affected by your choice to receive such distributions in additional shares or in cash.

     Provided that the Tax Free Money Market Fund and the Municipal Bond Fund satisfy certain requirements of the Code, each such Fund may designate its dividends derived from the interest earned on tax-exempt obligations as "exempt interest dividends," which are not subject to regular federal income tax. The Tax Free Money Market Fund and the Municipal Bond Fund anticipate that substantially all of their income dividends will be exempt from regular federal income tax, although they may be included in the tax base for determining taxability of Social Security or railroad retirement benefits and may increase a shareholder's liability, if any, for federal alternative minimum taxes ("AMT"). Distributions of interest income exempt for federal income tax purposes may also be exempt under the tax laws of certain individual states or localities if derived from obligations of such states or localities. You may wish to consult your tax adviser concerning the status in your state or locality of income dividends from the Tax Free Money Market Fund and the Municipal Bond

Fund, the impact, if any, of the AMT, and the possible taxability of exempt interest dividends for "substantial users" of facilities financed by industrial revenue or certain private activity bonds.

     If, as is anticipated, the International Fund or another Fund pays withholding or other taxes to any foreign government during the year with respect to its investment in foreign securities, such taxes paid net of amounts to be reclaimed will reduce the Fund's dividends. If the International Fund satisfies certain requirements of the Code, it may elect to pass through to you your proportionate share of such foreign taxes that are treated as income taxes under the Code, which would then be included in your taxable income. However, you may be able to claim an offsetting credit or itemized deduction on your tax return, subject to certain limitations under the Code. If this election is made, the Form 1099 you receive will indicate the amount of foreign tax for which a credit or deduction may be available. Only the International Fund may qualify to make this election. Please consult your tax adviser if you have any questions.

    If you invest in the Government Fund or the Government Money Market Fund, you should know that many states and local taxing authorities allow an exemption from state or local income tax for distributions derived from interest received by a fund from direct obligations of the U.S. Government, such as U.S. Treasury obligations, or an exemption from intangible property taxes based on the extent of a fund's investment in such direct U.S. Government obligations, subject in some states to satisfaction of minimum holding thresholds and/or reporting requirements. You may wish to consult your tax adviser concerning the possible existence of such an exemption in the states and localities where you pay tax.

TAX WITHHOLDING AND CERTIFICATION
 INSTRUCTIONS

     Each Fund is required by federal law to withhold as "backup withholding" 31% of reportable payments (which may include taxable income dividends, capital gains distributions and, except for Funds that maintain a constant net asset value per share, share redemption proceeds) paid to individuals and other non-exempt shareholders who have not provided the Fund with their correct social security number or other taxpayer identification number (TIN) and certain certifications required by the IRS. In order to avoid such withholding and possible penalties, you must certify under penalties of perjury on your Application, or on a separate W-9 Form supplied by the Transfer Agent, that the TIN you provide is your correct TIN (or that you have applied for such a number and are waiting for it to be issued, in which case backup withholding may apply until you provide your number and required certifications to the Fund) and that you are not currently subject to backup withholding, or you are exempt from backup withholding.

     An individual's TIN is generally his social security number. Special rules apply in determining the TIN an entity, including an exempt recipient, must provide. Exempt recipients include corporations, tax exempt pension plans and IRAs, governmental agencies, financial institutions, registered securities and commodities dealers and others. If you are unsure of the correct TIN to provide or whether you are an exempt recipient, consult your tax adviser. A Fund may nevertheless be required to impose backup withholding if it is notified by the IRS or a broker that the TIN you have provided is incorrect or that you are otherwise subject to such withholding. Any tax withheld may be credited against taxes owed on your federal income tax return. For further information, see
Section 3406 of the Code and consult your tax adviser.

     If you are not a U.S. person under the Code, you should provide the Funds with an IRS Form W-8 to avoid backup withholding on capital gain distributions and, except for Funds that maintain a constant net asset value per share, redemption proceeds. You should consider the U.S. and foreign tax consequences of your investment in a Fund, including the possible applicability of a U.S. withholding tax at rates up to 30% on income dividends paid to non-U.S. persons.


REINVESTMENT OF INCOME DIVIDENDS AND
CAPITAL GAINS DISTRIBUTIONS

     Unless you elect otherwise, as permitted in the New Account Application, income dividends and capital gains distributions with respect to a particular Fund will be reinvested in additional shares of that Fund and will be credited to your account with that Fund at the net asset value per share next determined as of the ex-dividend date. Both income dividends and capital gains distributions are paid by the Fund on a per share basis. As a result, at the time of such payment, the net asset value per share of the Funds (except the Government Securities Fund, the Municipal Bond Fund, Government Money Market Fund and the Tax Free Money Market Fund) will be reduced by the amount of such payment. Income dividends (other than exempt-interest dividends of the Tax Free Money Market Fund or the Municipal Bond Fund) and capital gains distributions are taxable to shareholders of each Fund that are subject to federal income tax as described above, regardless of whether they are taken in cash or reinvested in shares of the Fund, unless the accounts of such shareholders are maintained as qualified retirement plans, IRAs, SEP-IRAs and other tax-deferred plans or accounts or such shareholders are otherwise exempt from federal income tax. Participants in such retirement plans or accounts may be subject to tax on all or a portion of their distributions from such plans or accounts under complex Code provisions concerning which a tax adviser should be consulted. If you wish to change the manner in which you receive income dividends and capital gains distributions, your written notification of such change must be received by the Funds' Transfer Agent at least ten days before the next scheduled distribution.

                               PORTFOLIO BROKERAGE
     In effecting securities transactions, the Funds generally seek to obtain the best price and execution of orders under the circumstances. Commission rates are a component of price and are considered along with other factors, including the ability of the broker to effect the transaction, and the broker's facilities, reliability and financial responsibility. Subject to the foregoing, the Funds intend to utilize WPG as their primary broker in connection with the purchase and sale of exchange-traded portfolio securities. As the Funds' primary broker, WPG will receive brokerage commissions from the Funds, limited to the "usual and customary broker's commission" specified by the 1940 Act. The Funds intend to continue to use WPG as their primary broker on exchange-traded securities, provided WPG is able to provide execution at least as favorable as that provided by other qualified brokers.

     With respect to the International Fund, it is also contemplated that Lloyds Bank Stockbrokers ("LBS") and Schroder Munchmeyer Hengst & Co. ("SMH"), both brokers and affiliated with HSIM, may serve as brokers with respect to portfolio transactions effected on U.K. securities exchanges and German securities exchanges, respectively, subject to the limits specified by the 1940 Act, and provided further that LBS and SMH are able to provide execution at least as favorable as that of other qualified brokers.

     The Board of Trustees for each Fund has developed procedures to limit the commissions received by WPG, LBS and SMH to the standard specified by the 1940 Act. On a quarterly basis, each Fund's Board of Trustees reviews transactions of each Fund with WPG, LBS and SMH to assure their compliance with such procedures.

     The Funds will also execute their portfolio transactions through qualified brokers other than WPG. In selecting such other brokers, WPG will also consider the quality and reliability of brokerage services, including execution capability and performance and financial responsibility, and may consider the research and other investment information provided by such brokers. Accordingly, the commissions paid to any such broker may be greater than the amount another firm might charge, provided WPG determines in good faith that the amount of such commission is reasonable in relation to the value of the brokerage services and research information provided by such broker. Such information may be used by WPG (and its affiliates) in managing all of its accounts and not all of such information may be used by WPG in managing the Funds. In selecting other brokers for a Fund, WPG may also consider the sale of shares of the Fund effected through such other brokers as a factor in the selection, provided the Fund obtains the best price and execution of orders under the circumstances.

     Money market securities and other fixed income securities in which the Funds may invest are traded primarily in the over-the-counter ("OTC") market. For transactions effected in the OTC market, the

Funds intend to deal with the primary market-makers in the securities involved, unless a more favorable result is obtainable elsewhere.

                         ORGANIZATION AND CAPITALIZATION
     The Funds described in this Prospectus are separately managed investment portfolios.

     The Government Money Market Fund, the Tax Free Money Market Fund, the Government Fund, the Quantitative Equity Fund and the Municipal Bond Fund are each separate portfolios of the Weiss, Peck & Greer Funds Trust ("WPG Funds Trust"). Each Fund in WPG Funds Trust represents a separate series of shares in the Trust having different objectives, programs, policies, and restrictions. WPG Funds Trust was organized as a business trust under the laws of the Commonwealth of Massachusetts ("Massachusetts business trust") on September 11, 1985. Each share of beneficial interest of each of these five Funds represents an equal proportionate interest in that Fund with each other share in that Fund. Each share of each of these five Funds is entitled to one vote on all matters submitted to a vote of all shareholders of WPG Funds Trust, such as the election of Trustees and ratification of the selection of auditors. Shares of a particular Fund vote separately on matters affecting only that Fund, including approval of an investment advisory agreement for a particular Fund and changes in fundamental policies or restrictions of a particular Fund. WPG Funds Trust is authorized to issue an unlimited number of full and fractional shares of beneficial interest, having a par value of $.001 per share, in one or more portfolios.

     The Growth and Income Fund was organized as a Delaware corporation in December 1966 and reorganized as a Massachusetts business trust on April 29, 1988. The Growth and Income Fund is authorized to issue an unlimited number of full and fractional shares of beneficial interest, par value $1.00 per share.

     The Tudor Fund was organized as a Delaware corporation in June 1968 and reorganized as a Massachusetts business trust on April 29, 1988. The Tudor Fund is authorized to issue an unlimited number of full and fractional shares of beneficial interest, par value $.33 1/3 per share.

     The International Fund was organized as a Massachusetts business trust on January 24, 1989. The International Fund is authorized to issue an unlimited number of full and fractional shares of beneficial interest, par value $.01 per share.

     The Growth Fund was organized as a Dela- ware corporation in October 1985 and reorganized as a Massachusetts business trust on April 29, 1988. The Growth Fund is authorized to issue an unlimited number of full and fractional shares of beneficial interest, par value $.001 per share.

     Each Fund, including each of the five Funds in WPG Funds Trust offered through this Prospectus, currently issues one class of shares all of which have equal rights with regard to voting, redemptions, dividends and distributions.

     Each Fund, subject to the authorization by its Board of Trustees, is authorized to issue multiple classes of shares which may in the future be marketed to different types of investors. The Boards currently do not intend to authorize the issuance of multiple classes of shares. In addition, subject to approval by its Board of Trustees, each Fund may pursue its investment objective by investing all of its investable assets in a pooled fund. See "Risk Considerations and Other Investment Practices and Policies of the Funds" below.

     Shares in each Fund, when issued, will be fully paid and nonassessable. The shares in each Fund have no preemptive or conversion rights. In the event of liquidation of a Fund, shareholders in that Fund are entitled to share pro rata in that Fund's net assets available for distribution to shareholders.

     Each Fund's activities are supervised by the Board of Trustees for that Fund or, as appropriate, WPG Funds Trust. The Board of Trustees for each Fund has overall responsibility for the management of the business of each Fund. Shareholders in each Fund have one vote for each share held on matters as to which they are entitled to vote. The Funds are not required to hold and have no current intention of holding annual shareholder meetings. Nevertheless, special meetings may be called for purposes such as electing or removing Trustees, changing fundamental policies, or approving an investment advisory agreement. Shareholders will be assisted in communicating with other shareholders in connection with removing a Trustee as if Section 16(c) of the 1940 Act were applicable.

     Although each Fund is offering only its own shares, since the Funds use a combined Prospectus, it is possible that one Fund (or WPG Funds Trust) might become liable for a misstatement or omission in this Prospectus regarding another Fund. The Trustees for each Fund and WPG Funds Trust have considered this factor in approving the use of a combined Prospectus.


                             RISK CONSIDERATIONS AND
                         OTHER INVESTMENT PRACTICES AND
                              POLICIES OF THE FUNDS

WRITING AND PURCHASING PUT AND CALL OPTIONS ON SECURITIES, STOCK INDICES, AND CURRENCIES. To seek additional income or to seek to minimize anticipated declines in the value of its securities, the Government Fund, the Growth and Income Fund, the Tudor Fund, the International Fund, the Growth Fund and the Quantitative Equity Fund may each write (i.e., sell) call options on securities and securities indices. The Government Fund, the International Fund, the Tudor Fund, the Growth Fund and the Quantitative Equity Fund may also write put options on securities and securities indices. In addition, to earn additional income or to seek to reduce risks associated with currency fluctuations, the International Fund may purchase and sell call and put options on currencies. The Tudor Fund, the International Fund, the Government Fund, the Growth Fund and the Quantitative Equity Fund may purchase call and put options on securities and securities indices. These options may be traded on exchanges or in the OTC markets.

     In general, a call option on a security gives the holder (purchaser) the right, in return for a premium paid, to buy and obligates the writer (seller) to sell (if the option is exercised), the underlying security at the exercise price during the option period. Conversely, a put option on a security gives the holder the right, in return for a premium paid, to sell and obligates the writer to purchase (if the option is exercised), the underlying security at the exercise price during the option period. A call or put option on a currency operates in a similar manner, except that delivery is made of the particular currency. A securities index call or put option is, in economic effect, similar to a call or put option on a security, except that the value of the option depends on the weighted value of the group of securities comprising the securities index, rather than a particular security, and settlements are made in cash rather than by delivery of a particular security.

     Although these investment practices will be used to seek to generate additional income and to seek to reduce the effect of any adverse price movement in the securities or currency subject to the option, they do involve certain risks that are different in some respects from investment risks associated with similar funds which do not engage in such activities. These risks include the following: for writing call options, the inability to effect closing transactions at favorable prices and the inability to participate in the appreciation of the underlying securities or currencies above the exercise price; for writing put options, the inability to effect closing transactions at favorable prices and the obligation to purchase the specified securities or currencies or to make a cash settlement on the securities index at prices which may not reflect current market values or exchange rates; and for purchasing call and put options-possible loss of the entire premium paid. In addition, the effectiveness of hedging through the purchase or sale of securities index options, including options on the S&P 500 Index, will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with the price movements in the selected securities index. Perfect correlation may not be possible because the securities held or to be acquired by a Fund may not exactly match the composition of the securities index on which options are written. If the forecasts of WPG or HSIM regarding movements in securities prices, interest rates, or currency exchange rates are incorrect, a Fund's investment results may have been better without the hedge transactions. The ability of the Funds to terminate OTC options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. A more extensive description of these investment practices and their associated risks is contained in the Funds' SAI.

SPECIAL SITUATIONS AND EMERGING GROWTH COMPANIES. The Tudor Fund and Growth Fund may invest in special situations. Special situations refer to unusual and possibly unique developments for a company which may create a special opportunity for significant returns. Smaller, less well-known companies are often more likely to present special situation investment opportunities;
however, such opportunities may also exist in larger, well-capitalized companies. Since every special situation involves a departure from past experience, uncertainties in the appraisal of the particular special situation company's future value and the risk of possible loss tend to be greater than with an investment in a well-established company carrying on business according to long-established patterns. On the other hand, if an investment in a special situation is made at the appropriate time and the anticipated development does materialize, greater than average appreciation may be achieved by the Fund.

     The Growth Fund may also invest in emerging growth companies. An emerging growth company may be a smaller company (i.e., normally, a company having a capitalization of $1 billion or less), a less well-known company, or a company that has been in business for less than three years and offers superior growth potential. While investment in emerging growth companies can provide opportunities for rapid capital growth, it may also involve greater risk than is customarily associated with investment in more established companies. Emerging growth companies often have limited product lines, and lack established markets, depth of experienced management, or the ability to generate necessary funds. The securities of such companies may have limited marketability and may be subject to greater price volatility than securities of larger companies or the market averages in general.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. To seek to hedge against changes in interest rates, securities prices or currency exchange rates or for non-hedging purposes, a Fund, subject to its investment objectives and policies, may purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts. A Fund may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various securities (such as U.S. Government securities), securities indices, foreign currencies and other financial instruments and indices. A Fund will not enter into futures contracts or options thereon for non-hedging purposes if, immediately thereafter, the aggregate initial margin and premiums required to establish non-hedging positions in futures contracts and options on futures will exceed 5% of the net asset value of the Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase.

     The use of futures contracts entails certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices; possible reduction of the Fund's income due to the use of hedging; possible reduction in value of both the securities hedged and the hedging instrument; possible lack of liquidity due to daily limits on price fluctuations; imperfect correlation between the contract and the securities being hedged; and potential losses in excess of the amount initially invested in the futures contracts themselves. If the expectations of WPG regarding movements in securities prices, interest rates or currency exchange rates are incorrect, the Fund may have experienced better investment results without hedging. The use of futures contracts and options on futures contracts requires special skills in addition to those needed to select portfolio securities. A further discussion of futures contracts and their associated risks is contained in the Funds' SAI.

SECURITIES OF FOREIGN ISSUERS. Subject to each Fund's investment objective, investment program, policies and restrictions, each Fund (other than Government Fund, Municipal Bond Fund and Tax Free Money Market Fund) may invest in certain types of U.S. dollar-denominated securities of foreign issuers. With respect to certain foreign securities, the Funds may purchase ADRs, EDRs, GDRs and IDRs. ADRs are U.S. dollar-denomi- nated certificates issued by a U.S. bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a U.S. bank. EDRs, GDRs and IDRs are receipts issued in Europe, generally by a non-U.S. bank or trust company, and evidence ownership of non-U.S. securities. ADRs are traded on domestic exchanges or in the U.S. OTC market and, generally, are in registered form. EDRs, GDRs and IDRs are traded on non-U.S. exchanges or in non-U.S. OTC markets and, generally, are in bearer form. Investments in ADRs have certain advantages over direct investment in the underlying non-U.S. securities because (i) ADRs are U.S. dollar-denominated investments which are registered domestically, easily transferable, and for which market quotations are readily available, and (ii) issuers whose securities are represented by ADRs are subject to the same auditing, accounting and financial reporting standards as domestic issuers. To the extent a Fund acquires ADRs through banks which do not have a contractual relationship with the foreign issuer of the security underlying the ADR to issue and service such ADRs, there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner.

     In addition, the Growth and Income Fund, Tudor Fund, Growth Fund and International Fund may invest in securities denominated in foreign currencies ("foreign denominated securities") in accordance with their specific investment objectives, investment programs, policies and restrictions. Investing in foreign denominated securities may involve advantages and disadvantages not present in domestic investments. International diversification of a Fund's portfolio may lower overall risk to the extent that it lessens the portfolio's susceptibility to adverse conditions unique to domestic markets, while simultaneously expanding investment opportunities. There may, however, be less publicly available information about securities not registered domestically, or their issuers, than is available about domestic issuers or their domestically registered securities. Stock markets outside the U.S. may not be as developed as domestic markets, and there may also be less government supervision of foreign exchanges and brokers. Foreign denominated securities may be less liquid or more volatile than U.S. securities. Trade settlements may be slower and could possibly be subject to failure. In addition, brokerage commissions and custodial costs with respect to foreign denominated securities may be higher than those for domestic investments. Accounting, auditing, financial reporting, and disclosure standards for foreign issuers may be different than those applicable to domestic issuers. Foreign denominated securities may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations (including currency blockage) and a Fund using such securities may incur costs in connection with conversions between various currencies. Foreign denominated securities may also involve risks due to changes in the political or economic conditions of such foreign countries, the possibility of expropriation of assets or nationalization, and possible difficulty in obtaining and enforcing judgments against foreign entities.

MUNICIPAL SECURITIES. Certain Funds, and in particular the Tax Free Money Market Fund and the Municipal Bond Fund, may invest in municipal securities. Municipal securities include bonds, notes and other instruments issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instru- mentalities, the interest on which is, in the opinion of bond counsel for the issuers (when available), excluded from gross income for federal income tax purposes, i.e. exempt from regular federal income tax. The two principal classifications of municipal bonds are "general obligations" and "revenue obligations." General obligations are secured by the issuer's pledge of its full faith and credit for the payment of principal and interest, although the characteristics and enforcement of general obligations may vary according to the law applicable to the particular issuer. Revenue obligations are not backed by the credit and taxing authority of the issuer, but are payable solely from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. In addition, revenue obligations may be backed by a letter of credit, guarantee or insurance. Revenue obligations include private activity bonds, resource recovery bonds, certificates of participation and certain municipal notes.

     A Fund may invest in variable, floating rate and other municipal securities on which the interest may fluctuate based on changes in market rates. The interest rates payable on variable rate securities are adjusted at designated intervals (e.g., daily, monthly, semi-annually) and the interest rates payable on floating rate securities are adjusted whenever there is a change in the market rate of interest on which the interest payable is based. The interest rate on variable and floating rate securities is ordinarily determined by reference to or is a percentage of a bank's prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure. The value of floating and variable rate securities generally is more stable than that of fixed rate securities in response to changes in interest rate levels. A Fund may consider the maturity of a variable or floating rate municipal security to be shorter than its ultimate maturity if that Fund has the right to demand prepayment of its principal at specified intervals prior to the security's ultimate maturity.

     Funds that may invest in municipal securities may invest in municipal leases and certificates of participation in municipal leases. A municipal lease is an obligation in the form of a lease or installment purchase which is issued by a state or local government to acquire equipment and facilities. Certificates of participation represent undivided interests in municipal leases, installment purchase agreements or other instruments. The certificates are typically issued by a trust or other entity which has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. The primary risk associated with municipal lease obligations and certificates of participation is that the governmental lessee will fail to appropriate funds to enable it to meet its payment obligations under the lease. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of nonappropriation or foreclosure might prove difficult, time consuming and costly, and may result in a delay in recovering, or the failure to fully recover, the Fund's original investment. To the extent that a Fund invests in unrated municipal leases or participates in such leases, the Investment Adviser will monitor on an ongoing basis the credit quality rating and risk of cancellation of such unrated leases. Certain municipal lease obligations and certificates of participation may be deemed illiquid for the purposes of the Funds' 15% limitation on investments in illiquid securities.

ZERO COUPON AND CAPITAL APPRECIATION BONDS. Funds that may invest in debt securities may invest in zero coupon and capital appreciation bonds. Zero coupon and capital appreciation bonds are debt securities issued or sold at a discount from their face value that do not entitle the holder to any payment of interest prior to maturity or a specified redemption date (or cash payment date). The amount of the discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. A portion of the discount with respect to stripped tax-exempt securities or their coupons may be taxable. The market prices of zero coupon and capital appreciation bonds generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality.

     A Fund may also invest in municipal securities in the form of notes which generally are used to provide for short-term capital needs in anticipation of an issuer's receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes and construction loan notes. The obligations of an issuer of municipal notes are generally secured by the anticipated revenues from taxes, grants or bond financing. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer's payment obligations under the notes or that refinancing will be otherwise unavailable.

     Funds that may invest in municipal securities may invest in "pre-refunded tax-exempt bonds" and "escrowed tax-exempt bonds." Pre-refunded tax-exempt bonds and escrowed tax-exempt bonds are issued originally as general obligation or revenue bonds of governmental entities, but are now secured until the call date or maturity by an escrow fund consisting entirely of U.S. Government obligations that are sufficient for paying the bondholders. A new issue of refunding bonds is brought to the market and the proceeds are placed into an escrow account to defease and, at a future date, to retire the old issue. The escrow account is typically invested in direct U.S. Treasury obligations, other U.S. Government securities or a combination of these securities. The principal and interest flow through the escrow account to pay the investor the debt service on the refunded or escrowed municipal bond.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS. Currency transactions may be utilized by the Growth and Income Fund, Tudor Fund, Growth Fund and International Fund, in connection with their purchase and sale of foreign currency denominated securities. Such currency transactions may be either: (i) on the spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market, or (ii) conducted through the use of forward foreign currency exchange contracts ("forward currency contracts"). A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the forward currency contract as agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts are principally traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers and are not guaranteed by a third party. Accordingly, each party to a forward currency contract is dependent upon the creditworthiness and good faith of the other party.

     The Funds will enter into forward currency contracts only under two circumstances. First, when a Fund enters into a contract to purchase or sell a foreign denominated security, the Fund may be able to protect itself against a possible loss between the trade date and settlement date for such security resulting from a decline in the U.S. dollar against the foreign currency in which such security is denominated by entering into a forward currency contract in U.S. dollars for the purchase or sale of the amount of the foreign currency involved in the underlying security transaction. This practice may limit the potential gains that might result from a positive change in such currency relationships. Second, if WPG, or HSIM in the case of the International Fund, believes that the value of currency of a particular foreign country may depreciate or appreciate substantially relative to the U.S. dollar (or other currency), each Fund may enter into a forward currency contract to sell or buy an amount of foreign currency approximating the value of some or all of that Fund's portfolio securities denominated in such foreign currency. The forecasting of short-term currency market movements is extremely difficult and it is uncertain whether such short-term hedging strategies will be successful.

EURODOLLAR  AND  YANKEE  DOLLAR   INVESTMENTS.   Certain  Funds  may  invest  in
obligations of foreign branches of U.S. banks (Eurodollars) and U.S. branches of foreign banks (Yankee dollars) as well as foreign branches of foreign banks. These investments involve risks that are different from investments in securities of U.S. banks, including potential unfavorable political and economic developments, different tax provisions, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

REAL ESTATE INVESTMENT TRUSTS. Certain Funds may invest in shares of real estate investment trusts ("REITs"). REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. Funds that invest in REITs will indirectly bear their proportionate share of any expenses paid by such REITs in addition to the expenses paid by the Funds.

     Investing in REITs involves certain risks: equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs whose underlying assets include long-term health care properties, such as nursing, retirement and assisted living homes, may be impacted by federal regulations concerning the health care industry.

     Investing in REITs may involve risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P 500.

MORTGAGE-BACKED SECURITIES. Certain Funds, and in particular the Government Money Market Fund and the Government Fund may invest in mortgage pass-through certificates and multiple-class pass-through securities, such as real estate mortgage investment conduits ("REMIC") pass-through certificates and collateralized mortgage obligations ("CMOs").

GUARANTEED MORTGAGE PASS-THROUGH SECURITIES. Guaranteed mortgage pass-through securities represent participation interests in pools of residential mortgage loans and are issued by U.S. Governmental or private lenders and guaranteed by the U.S. Government or one of its agencies or instrumentalities, including but not limited to the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac"). Ginnie Mae certificates are guaranteed by the full faith and credit of the U.S. Government for timely payment of principal and interest on the certificates. Fannie Mae certificates are guaranteed by Fannie Mae, a federally chartered and privately owned corporation, for full and timely payment of principal and interest on the certificates. Freddie Mac certificates are guaranteed by Freddie Mac, a corporate instrumentality of the U.S. Government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.

     MULTIPLE-CLASS PASS-THROUGH SECURITIES AND COLLATERALIZED MORTGAGE OBLIGATIONS. CMOs and REMIC pass-through or participation certificates may be issued by, among others, U.S. Government agencies and instrumentalities as well as private lenders. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMOs or REMIC certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis.

     Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income thereon.

     A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages primarily secured by interests in real property and other permitted investments. Investors may purchase "regular" and "residual" interest shares of beneficial interest in REMIC trusts although the Funds do not intend to invest in residual interests.

RISK FACTORS ASSOCIATED WITH MORTGAGE-BACKED SECURITIES. Investing in Mortgage-Backed Securities involves certain risks, including the failure of a counter-party to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. Further, the yield characteristics of Mortgage-Backed Securities differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

     Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest rate and prepayment rate scenarios, a Fund may fail to recoup fully its investment in Mortgage-Backed Securities notwithstanding any direct or indirect governmental or agency guarantee. When a Fund reinvests amounts representing payments and unscheduled prepayments of principal, it may receive a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, Mortgage-Backed Securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. Government securities as a means of "locking in" interest rates.

     Conversely, in a rising interest rate environment, a declining prepayment rate will extend the average life of many Mortgage-Backed Securities. This possibility is often referred to as extension risk. Extending the average life of a Mortgage-Backed Security increases the risk of depreciation due to future increases in market interest rates.

RISKS ASSOCIATED WITH SPECIFIC TYPES OF DERIVATIVE DEBT SECURITIES. Different types of derivative debt securities are subject to different combinations of prepayment, extension and/or interest rate risk. Conventional mortgage pass-through securities and sequential pay CMOs are subject to all of these risks, but are typically not leveraged. Thus, the magnitude of exposure may be less than for more leveraged Mortgage-Backed Securities.

     Planned amortization class ("PAC") and target amortization class ("TAC") CMO bonds involve less exposure to prepayment, extension and interest rate risk than other Mortgage-Backed Securities, provided that prepayment rates remain within expected pre-payment ranges or "collars." To the extent that prepayment rates remain within these prepayment ranges, the residual or support tranches of PAC and TAC CMOs assume the extra prepayment, extension and interest rate risk associated with the underlying mortgage assets.

ASSET-BACKED SECURITIES. Certain Funds, and in particular the Government Money Market Fund, Government Fund and Growth and Income Fund, may invest in asset-backed securities, which represent participations in, or are secured by and payable from, pools of assets such as motor vehicle installment sale contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. Asset- backed securities may also be collateralized by a portfolio of U.S. Government securities, but are not direct obligations of the U.S. Government, its agencies or instrumentalities. Such asset pools are securitized through the use of privately-formed trusts or special purpose corporations. Payments or distributions of principal and interest on asset-backed securities may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present; however privately issued obligations collateralized by a portfolio of privately issued asset-backed securities do not involve any government-related guarantee or insurance. In addition to risks similar to those associated with Mortgage-Backed Securities, asset- backed securities present further risks that are not presented by Mortgage-Backed Securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets.

CONVERTIBLE SECURITIES AND PREFERRED STOCKS. Certain Funds may invest in debt securities or preferred stocks that are convertible into or exchangeable for common stock. Preferred stocks are securities that represent an ownership interest in a company and provide their owner with claims on the company's earnings and assets prior to the claims of owners of common stock but after those of bond owners. Preferred stocks in which the Funds may invest include sinking fund, convertible, perpetual fixed and adjustable rate (including auction rate) preferred stocks. There is no minimum credit rating applicable to a Fund's investment in preferred stocks and securities convertible into or exchangeable for common stocks.

RISK FACTORS OF LOWER RATED DEBT SECURITIES. The Growth and Income Fund, Growth Fund and Tudor Fund may also invest in debt securities rated as low as B by Moody's or B by S&P (and comparable unrated securities) (commonly known as "junk bonds"). These securities are considered speculative and, while generally providing greater income than investments in higher rated securities, will involve greater risk of loss of principal and income (including the possibility of default or bankruptcy of the issuers of such securities) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than securities in the higher rating categories. However, since yields vary over time, no specific level of income can ever be assured. These lower rated, high yielding debt securities generally tend to be affected by economic changes and short-term corporate and industry developments to a greater extent than higher rated securities, which react primarily to fluctuations in the general level of interest rates. (These lower rated securities are also affected by changes in interest rates as described below.) These debt securities will also be affected by the market's perception of their credit quality (especially during times of adverse publicity) and the outlook for economic growth. In the past, economic downturns or an increase in interest rates have, under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. The market for these lower rated debt securities may be less liquid than the market for investment grade fixed income securities. Therefore, judgment may at times play a greater role in valuing these securities than in the case of investment grade debt securities, and it also may be more difficult during certain adverse market conditions to sell these lower rated securities to meet redemption requests or to respond to changes in the market. The value of fixed-income securities in the Funds' portfolios generally varies inversely with changes in interest rates.

FORWARD COMMITMENTS AND WHEN-ISSUED SECURITIES. Each Fund may purchase securities on a when-issued, delayed delivery, or forward commitment basis. When such transactions are negotiated, the price of such securities is fixed at the time of the commitment, but delivery and payment for the securities may take place up to 90 days after the date of the commitment to purchase. The securities so purchased are subject to market fluctuation, and no interest accrues to the purchaser during this period. When-issued securities or forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. When a Fund purchases securities on a forward commitment or when-issued basis, the Fund's custodian will maintain in a segregated account cash or liquid, high grade debt securities having a value (determined daily) at least equal to the amount of the Fund's purchase commitment. A Fund may closeout a position in securities purchased on a when-issued, delayed delivery or forward commitment basis prior to the settlement date.

     LENDING OF PORTFOLIO SECURITIES. Subject to its investment policies and restrictions, each Fund may also seek to increase its income by lending portfolio securities. Such loans may be made to institutions, such as certain broker-dealers, and are required to be secured continuously by collateral in cash, cash equivalents, or U.S. Government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. If WPG determines to make securities loans, the value of the securities loaned would not exceed 33 1/3% of the value of the total assets of the Fund. A Fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund.

RESTRICTED AND ILLIQUID SECURITIES. Each Fund, subject to its investment objective, may invest up to 15% of its total assets in "restricted securities" (i.e., securities that would be required to be registered under the Securities Act of 1933, as amended ("1933 Act"), prior to distribution to the general public) including restricted securities eligible for resale to "qualified institutional buyers" under Rule 144A under the 1933 Act. Each Fund may agree to adhere to more restrictive limits on investments in restricted and illiquid investments as a condition of the registration of its shares in various states. Each Fund may also invest up to 15% (10% in the case of the Government Money Market Fund and the Tax Free Money Market Fund) of its net assets in illiquid investments, which includes repurchase agreements maturing in more than seven days, securities that are not readily marketable, certain over-the-counter options and restricted securities, unless the Adviser determines in accordance with procedures approved by the Board of Trustees that such restricted securities are liquid. The Board of Trustees has adopted guidelines and delegated to WPG the daily function of determining and monitoring liquidity of restricted securities. The Board, however, retains sufficient oversight and is ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how the market for restricted securities sold and offered under Rule 144A will develop, the Board of Trustees monitors each Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

MORTGAGE DOLL ROLL TRANSACTIONS. The Government Fund may enter into mortgage dollar roll transactions in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical securities on a specified future date. During the roll period, the Government Fund will not receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage pre- payments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Government Fund compared with what such performance would have been without the use of mortgage dollar rolls. The Government Fund will hold and maintain in a segregated account until the settlement date cash or liquid, high grade debt securities in an amount equal to the forward purchase price. Any benefits derived from the use of mortgage dollar rolls may depend upon mortgage prepayment assumptions, which will be affected by changes in interest rates. There is no assurance that mortgage dollar rolls can be successfully employed.

REPURCHASE AGREEMENTS. Subject to its investment policies and restrictions, each Fund may utilize repurchase agreements through which the Fund may purchase a security (the "underlying security") from a domestic securities dealer or bank that is a member of the Federal Reserve System. Under the agreement, the seller of the repurchase agreement (i.e., the securities dealer or bank) agrees to repurchase the underlying security at a mutually agreed upon time and price. In repurchase transactions, the underlying security, which must be a high-quality debt security, is held by the Fund's custodian through the federal book-entry system as collateral and marked-to-market on a daily basis to ensure full collateralization of the repurchase agreement. For the Government Money Market Fund and the Tax Free Money Market Fund, the underlying security must be either a U.S. Government security or a security rated in the highest rating category by the Requisite NRSROs. In the event of bankruptcy or default of certain sellers of repurchase agreements, the Funds could experience costs and delays in liquidating the underlying security held as collateral and might incur a loss if such collateral declines in value during this period.

MARKET CHANGES. The market value of the Funds' investments, and thus the Funds' net asset values, will change in response to market conditions affecting the value of its portfolio securities. When interest rates decline, the value of fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate loans are reset periodically, yields on investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

DIVERSIFICATION. All the Funds are diversified, as defined in the 1940 Act. As such, each Fund has a fundamental policy that limits its investments so that, with respect to 75% of the total assets of the Tudor Fund, Growth Fund, Quantitative Equity Fund, International Fund and the Municipal Bond Fund and 100% of the total assets of each of the other Funds, (i) no more than 5% of that Fund's total assets will be invested in the securities of a single issuer and
(ii) each will purchase no more than 10% of the outstanding voting securities of a single issuer. These limitations do not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or repurchase agreements collateralized by U.S. Government securities. In addition, the Government Money Market Fund and the Tax Free Money Market Fund will limit their investment in any one issuer of securities that has received less than the highest rating from the Requisite NRSROs (i.e., Second Tier Securities) to no more than 1% of each Fund's total assets.

PORTFOLIO TURNOVER. Although no Fund purchases securities with a view to rapid turnover, there are no limitations on the length of time that securities must be held by any Fund and a Fund's annual portfolio turnover rate may vary significantly from year to year. A high rate of portfolio turnover (100% or more) involves correspondingly greater transaction costs which must be borne by the applicable Fund and its shareholders and may, under certain circumstances, make it more difficult for such Fund to qualify as a RIC under the Code. The actual portfolio turnover rates for each Fund for the year ended December 31, 1996 are noted in the "Financial Highlights" section of this Prospectus.

CERTAIN OTHER POLICIES TO REDUCE RISK. Each Fund has adopted certain fundamental investment policies in managing its portfolio that are designed to reduce risk. No Fund will (i) invest more than 25% of its total assets in securities of companies in the same industry, except that the Government Money Market and Tax Free Money Market Funds may invest a greater percentage in bank and bank holding companies and the Quantitative Equity Fund may invest more of its total assets in securities of issuers in the same industry to the extent that the optimal portfolio derived from the S&P 500 Index is also so concentrated, (ii) issue senior securities except as permitted by the 1940 Act or borrow money except for certain temporary or emergency purposes and then not in excess of 33% of its assets; (iii) engage in underwriting securities of others except to the extent a Fund may be deemed to be an underwriter in purchasing and selling portfolio securities; (iv) purchase real estate except that a Fund may acquire office space for its principal office and may invest in securities representing interests in real estate or companies engaged in the real estate business and Municipal Bond Fund may acquire real estate as a result of ownership of securities; (v) make loans except that a Fund may lend its portfolio securities and enter into repurchase agreements; or (vi) invest in commodities or commodities contracts other than financial futures contracts, options on futures and forward commitment and when-issued securities. The Municipal Bond Fund will not invest 25% or more of its total assets in securities issued in any one state, territory or possession of the United States (except U.S. Government securities and securities the payment of which is secured by U.S. Government securities). To the extent that a Fund concentrates its investments in one or more industries, the Fund may be more susceptible to factors affecting those industries than are Funds not so concentrated. See the Funds' SAI for further information concerning its investment policies and restrictions.

OTHER INVESTMENT COMPANIES. The shareholders of each Fund have approved a fundamental policy authorizing each Fund, subject to authorization by its Board of Trustees, and notwithstanding any other investment restriction, to invest all of its assets in the securities of a single open-end investment company (a "pooled fund"). If authorized by its Board, a Fund would seek to achieve its investment objective by investing in a pooled fund which would invest in a portfolio of securities that complies with the Fund's investment objective, policies and restrictions. The Boards currently do not intend to authorize investing in pooled funds.

     Each Fund (other than Government Money Market Fund and Tax Free Money Market Fund) may invest up to 10% of its total assets in the securities of other investment companies not affiliated with WPG. For example, the Quantitative Equity Fund may invest in Standard & Poor's Depositary Receipts (commonly referred to as "Spiders"), which are exchange-traded shares of a closed-end investment company that are designed to replicate the price performance and dividend yield of the Standard & Poor's 500 Composite Stock Price Index. The Intermediate Municipal Bond Fund will only invest in investment companies that are money market funds which invest in municipal obligations. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory and administration fees paid by the Fund.

FURTHER INFORMATION. Each Fund's investment program is subject to further restrictions as described in the SAI. Each Fund's investment objectives and investment program, unless otherwise specified, are not fundamental and may be changed without shareholder approval by the Board of Trustees of each Fund. If there is a change in a Fund's investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their current financial position and needs.


                        THE FUNDS' INVESTMENT PERFORMANCE

     Each Fund may illustrate in advertisements and sales literature its average annual total return, which is the rate of growth of the Fund that would be necessary to achieve the ending value of an investment kept in the Fund for the period specified and is based on the following assumptions: (1) all dividends and distributions by the Fund are reinvested in shares of the Fund at net asset value; and (2) all recurring fees are included for applicable periods.

     Each Fund may also illustrate in advertisements its cumulative total return for several time periods throughout the Fund's life based on an assumed initial investment of $1,000. Any such cumulative total return for each Fund will assume the reinvestment of all income dividends and capital gains distributions for the indicated periods and will include all recurring fees.

     The Government Money Market Fund and the Tax Free Money Market Fund each may illustrate in advertisements and sales literature its current yield and effective yield. Current yield quotations of each of these Funds are based on that Fund's investment income, less expenses, for a seven-day period. To calculate the current yield quotations, this income is annualized, by assuming that the amount of income generated during that seven-day period is generated each week over a one-year period, and expressed as a percentage of the investment. The effective yield for each of these Funds is calculated similarly but, when annualized, income earned from an investment is assumed to be reinvested. Effective yield for each of these Funds will be slightly higher than its current yield because of the compounding effect of this assumed reinvestment. The Tax Free Money Market Fund and the Municipal Bond Fund may also illustrate a tax equivalent yield that compares the yield on a tax free investment to the yield on a taxable investment. See the SAI for a sample of taxable equivalent yields.

     The Government Fund and the Municipal Bond Fund each may also illustrate in advertisements and sales literature its yield and effective yield. Yield for each of these Funds is based on income generated by an investment in the Fund during a 30-day (or one-month) period. To calculate yield, this income is annualized, that is, the amount of income generated during the 30-day (or one-month) period is assumed to be generated each 30-day (or one-month) period over a one-year period, and expressed as an annual percentage rate. Effective yield for these Funds is calculated in a similar manner but, when annualized, the income earned from an investment is assumed to be reinvested. Effective yield for each of these Funds will be slightly higher than its current yield because of the compounding effect of this assumed reinvestment. For additional information on the WPG Funds or for daily Fund prices, please call 1-800-223-3332.

May 1, 1997
                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION



                        WPG GOVERNMENT MONEY MARKET FUND
                         WPG TAX FREE MONEY MARKET FUND
                      WPG INTERMEDIATE MUNICIPAL BOND FUND
                         WPG GOVERNMENT SECURITIES FUND
                           WPG GROWTH AND INCOME FUND
                                 WPG TUDOR FUND
                     WEISS, PECK & GREER INTERNATIONAL FUND
                                 WPG GROWTH FUND
                          WPG QUANTITATIVE EQUITY FUND
                               One New York Plaza
                            New York, New York 10004



         This Combined Statement of Additional Information is not a prospectus, but expands upon and supplements the information contained in the combined Prospectus dated May 1, 1997, as amended and/or supplemented from time to time (the "Prospectus"), of WPG Government Money Market Fund, WPG Tax Free Money Market Fund, WPG Intermediate Municipal Bond Fund, WPG Government Securities Fund, WPG Growth and Income Fund, WPG Tudor Fund, Weiss, Peck & Greer International Fund, WPG Growth Fund, and WPG Quantitative Equity Fund (each, a "Fund" and collectively, the "Funds"). This Statement of Additional Information should be read in conjunction with the Prospectus, a copy of which may be obtained without charge by writing to Weiss, Peck & Greer, L.L.C., One New York Plaza, New York 10004.


THE STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

                                TABLE OF CONTENTS

                                                            Page
                                                            ----
The Funds' Investment Objectives and Policies
Investment Techniques
Investment Restrictions
Advisory, Subadvisory and Administrative Services
Trustees and Officers
How to Purchase Shares
Redemption of Shares
Net Asset Value
Investor Services
Dividends, Distributions and Tax Status
Portfolio Brokerage
Portfolio Turnover
Organization
Custodian
Transfer Agent
Legal Counsel
Independent Auditors
Calculation of Performance Data
Financial Statements
Appendix A - Bond Ratings and Glossary
Appendix B - Investors Services

            THE FUNDS' INVESTMENT OBJECTIVES, POLICIES AND TECHNIQUES


         The WPG Government Money Market Fund (the "Government Money Market Fund"), WPG Tax Free Money Market Fund (the "Tax Free Money Market Fund"), WPG Intermediate Municipal Bond Fund (the "Municipal Fund"), WPG Government Securities Fund (the "Government Fund"), WPG Growth and Income Fund (the "Growth and Income Fund"), WPG Tudor Fund (the "Tudor Fund"), Weiss, Peck & Greer International Fund (the "International Fund"), WPG Growth Fund (the "Growth Fund") and WPG Quantitative Equity Fund (the "Quantitative Fund") each have their own investment objective and investment policies. Tax Free Money Market Fund and Government Money Market Fund are sometimes referred to herein as the "Money Market Funds".

         Weiss, Peck & Greer, L.L.C. (the "Adviser") serves as each Fund's investment adviser and administrator.

         The investment objectives, policies and restrictions of each Fund may be changed or altered by the Board of Trustees of their respective Fund (each, a "Board" and collectively, the "Boards") without shareholder approval, except to the extent such policies and restrictions have been adopted as fundamental. See "Investment Restrictions." The securities in which each Fund may invest and certain other investment policies are further described in the Prospectus. See "Description of the Funds" and "Risk Considerations and Other Investment Practices and Policies of the Funds" in the Prospectus. There can be no assurance that any of the Funds' investment objectives will be achieved.

         The Appendix to this Statement of Additional Information contains a description of the quality categories of corporate bonds and municipal obligations in which the Funds may invest and a Glossary describing some of the Funds' investments.

"SPECIAL SITUATIONS"

         The Tudor Fund and Growth Fund may invest in "Special Situations" as defined in, and subject to, their respective fundamental investment restriction set forth under "Investment Restrictions." Since every Special Situation involves, to some extent, a break with past experience, the uncertainties in the appraisal of future value and the risk of possible loss of capital are greater than in the experienced, well-established companies carrying on business according to long-established patterns. The market price of a Special Situation may decline significantly if an anticipated development does not materialize. For the very same reasons, however, the Tudor Fund and Growth Fund believe that if a Special Situation is carefully studied by the Adviser and an investment is made at the appropriate time, maximum appreciation may be achieved.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

         Subject to its investment restrictions and policies, each Fund may enter into repurchase agreements with banks, broker-dealers or other financial institutions in order to generate additional current income. A repurchase agreement is an agreement under which a Fund acquires a security from a seller subject to resale to the seller at an agreed upon price and date. The resale price reflects an agreed upon interest rate effective for the time period the security is held by a Fund. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase price may be the same, with interest at a stated rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the security. Typically, repurchase agreements are in effect for one week or less, but may be in effect for longer periods of time. Repurchase agreements of more than one week's duration are subject to each Fund's respective limitation on investments in illiquid securities.

         Repurchase agreements are considered by the Securities and Exchange Commission (the "SEC") to be loans by the purchaser collateralized by the underlying securities. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the Funds will generally enter into repurchase agreements only with domestic banks with total assets in excess of one billion dollars or primary U.S. Government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which the Funds may invest. The Funds will monitor the value of the underlying securities throughout the term of the agreement to ensure that their market value always equals or exceeds the agreed-upon repurchase price to be paid to a Fund. Each Fund will maintain a segregated account with the Custodian for the securities and other collateral, if any, acquired under a repurchase agreement with a broker-dealer for the term of the agreement.

         In addition to the risk of the seller's default or a decline in value of the underlying security (see "Risk Considerations and Other Investment Practices and Policies of the Funds -- Repurchase Agreements" in the Prospectus), a Fund also might incur disposition costs in connection with liquidating the underlying securities. If the seller becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by a Fund not within the control of that Fund and therefore subject to sale by the seller's trustee in bankruptcy. Finally, it is possible that a Fund may not be able to perfect its interest in the underlying security and may be deemed an unsecured creditor of the seller. While the Funds acknowledge these risks, it is expected that they can be controlled through careful monitoring procedures.

         The Government Fund may enter into reverse repurchase agreements with domestic banks or broker-dealers, subject to its policies and restrictions. Under a reverse repurchase agreement, the Fund sells a security held by it and agrees to repurchase the instrument on a specified date at a specified price, which includes interest. The Fund will use the proceeds of a reverse repurchase agreement to purchase other securities which either mature at a date simultaneous with or prior to the expiration of the reverse repurchase agreement or which are held under an agreement to resell maturing as of that time. The Government Fund will enter into reverse repurchase agreements only when the Adviser believes the interest income and fees to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction.

         Under the Investment Company Act of 1940, as amended (the "1940 Act"), reverse repurchase agreements may be considered borrowings by the seller. The Government Fund may not enter into a reverse repurchase agreement if as a result its current obligations under such agreements would exceed one-third of the current market value of its total assets (less its liabilities other than under reverse repurchase agreements).

         In connection with entering into reverse repurchase agreements, the Fund will create and maintain a segregated account with the Custodian consisting of U.S. Government securities, cash or cash equivalents with an aggregate current value sufficient to repurchase the securities or equal to the proceeds received upon the sale, plus accrued interest.

FOREIGN SECURITIES

         The International Fund invests primarily, and the Growth and Income Fund, Tudor Fund and Growth Fund may invest, in securities of foreign issuers. The Government Money Market Fund and the Government Fund may also invest in securities of foreign issuers that are denominated in U.S. dollars. Investment in foreign issuers involves certain special considerations, including those set forth below, which are not typically associated with investment in U.S. issuers.

         Since foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a domestic company. Foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Similarly, volume and liquidity in most foreign bond markets are less than in the United States and, at times, volatility of price can be greater than in the United States. Although fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges, the Funds will endeavor to achieve the most favorable net results on their foreign portfolio transactions.

         There is generally less government supervision and regulation of stock exchanges, brokers and listed companies in foreign countries than in the United States. In some foreign transactions there may be a greater risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect a Fund's investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. In addition, it may be more difficult to obtain and enforce a judgment against a foreign issuer or a foreign custodian. The U.S. dollar value of foreign securities will be favorably or adversely affected by exchange rate fluctuations between the dollar and the applicable foreign currency. A Fund will incur costs in converting foreign currencies into U.S. dollars.

INVESTING IN EMERGING MARKETS

         The International Fund may invest in countries with emerging economies or securities markets.

         Market Characteristics. Debt securities of most emerging markets issuers may be less liquid and are generally subject to greater price volatility than securities of issuers in the U.S. and other developed countries. The markets for securities of emerging markets may have substantially less volume than the market for similar securities in the U.S. and may not be able to absorb, without price disruptions, a significant increase in trading volume or trade size. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The less liquid the market, the more difficult it may be for the Fund to accurately price its portfolio securities or to dispose of such securities at the times determined to be appropriate. The risks associated with reduced liquidity may be particularly acute to the extent that the Fund needs cash to meet redemption requests, to pay dividends and other distributions or to pay its expenses.

         Securities markets of emerging markets may also have less efficient clearance and settlement procedures than U.S. markets, making it difficult to conduct and complete transactions. Delays in settlement could result in temporary periods when a portion of the Fund's assets is uninvested and no return is earned thereon. Inability to make intended security purchases could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability of the Fund to the purchaser.

         Transaction costs, including brokerage commissions and dealer mark-ups, in emerging markets may be higher than in the U.S. and other developed securities markets. As legal systems in emerging markets develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

         Economic, Political and Social Factors. Emerging markets may be subject to a greater degree of economic, political and social instability that could significantly disrupt the principal financial markets than are the U.S., Japan and most Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes or attempted changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and
(v) ethnic, religious and racial disaffection and conflict. Many emerging markets have experienced in the past, and continue to experience, high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. The economies of many emerging markets are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of some emerging markets may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position.

         Restrictions on Investment and Repatriation. Certain emerging markets require governmental approval prior to investments by foreign persons or limit investments by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. Repatriation of investment income and capital from certain emerging markets is subject to certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of the Fund.

RISK CONSIDERATIONS OF LOWER RATED SECURITIES

         The Growth and Income Fund, Tudor Fund and Growth Fund may invest in fixed income securities that are not investment grade but are rated as low as B by Moody's Investors Service, Inc. ("Moody's") or B by Standard & Poor's Rating Group ("Standard & Poor's") (or their equivalents). In the case of a security that is rated differently by the two rating services, the higher rating is used in connection with the foregoing limitation. In the event that the rating on a security held in a Fund's portfolio is downgraded by a rating service, such action will be considered by the Adviser in its evaluation of the overall investment merits of that security, but will not necessarily result in the sale of the security. The widespread expansion of government, consumer and corporate debt within the U.S. economy has made the corporate sector, especially cyclically sensitive industries, more vulnerable to economic downturns or increased interest rates. An economic downturn could severally disrupt the market for high yield fixed income securities and adversely affect the value of outstanding fixed income securities and the ability of the issuers to repay principal and interest.

         The prices of high yield fixed income securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a fixed income security owned by a Fund defaulted, the Fund could incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield fixed income securities and a Fund's net asset value, to the extent it holds such securities.

         High yield fixed income securities also present risks based on payment expectations. For example, high yield fixed income securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Fund may, to the extent it holds such fixed income securities, have to replace the securities with a lower yielding security, which may result in a decreased return for investors. Conversely, a high yield fixed income security's value will decrease in a rising interest rate market, as will the value of a Fund's assets, to the extent it holds such fixed income securities.

         In addition, to the extent that there is no established retail secondary market, there may be thin trading of high yield fixed income securities, and this may have an impact on the Adviser's ability to accurately value such securities and a Fund's assets and on the Fund's ability to dispose of such securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield fixed income securities, especially in a thinly traded market.

         New laws and proposed new laws may have an impact on the market for high yield securities. For example, legislation requiring federally-insured savings and loan associations to divest their investments in high yield securities could have an adverse effect on a Fund's net asset value and investment practices, to the extent it holds such securities.

         Finally, there are risks involved in applying credit or dividend ratings as a method for evaluating high yield securities. For example, ratings evaluate the safety of principal and interest or dividend payments, not market value risk of high yield securities. Also, since rating agencies may fail to timely change the credit ratings to reflect subsequent events, a Fund will continuously monitor the issuers of high yield securities in its portfolio, if any, to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the security's liquidity so the Fund can meet redemption requests.

FORWARD COMMITMENT AND WHEN-ISSUED TRANSACTIONS

         Each Fund may purchase or sell securities on a when-issued or forward commitment basis (subject to its investment policies and restrictions). These transactions involve a commitment by a Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitments are negotiated directly with the other party, and such commitments are not traded on exchanges. A Fund will not enter into such transactions for the purpose of leverage.

         When-issued purchases and forward commitments enable a Fund to lock in what is believed by the Adviser to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For instance, in periods of rising interest rates and falling prices, a Fund might sell securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, a Fund might sell securities it owns and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher yields.

         The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of a Fund's net asset value starting on the date of the agreement to purchase the securities, and the Fund is subject to the rights and risks of ownership of the securities on that date. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund's assets. Fluctuations in the market value of the underlying securities are not reflected in the Fund's net asset value as long as the commitment to sell remains in effect. Settlement of when-issued purchases and forward commitment transactions generally takes place within two months after the date of the transaction, but a Fund may agree to a longer settlement period.

         A Fund will make commitments to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into. A Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. A Fund may realize a capital gain or loss in connection with these transactions, and its distributions from any net realized capital gains will be taxable to shareholders.

         When a Fund purchases securities on a when-issued or forward commitment basis, the Custodian will maintain in a segregated account securities having a value (determined daily) at least equal to the amount of the Fund's purchase commitments. In the case of a forward commitment to sell portfolio securities, the Custodian will hold the portfolio securities themselves in a segregated account while the commitment is outstanding. These procedures are designed to ensure that the Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases and forward commitments.

LOANS OF PORTFOLIO SECURITIES

         Subject to its investment restrictions, each Fund may seek to increase its income by lending portfolio securities. Under present regulatory policies, such loans may be made to financial institutions, such as broker-dealers, and would be required to be secured continuously by collateral in cash, cash equivalents or U.S. Government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. See "Risk Considerations and Other Investment Practices and Policies of the Funds -- Lending of Portfolio Securities" in the Prospectus. The rules of the New York Stock Exchange, Inc. give a Fund the right to call a loan and obtain the securities loaned at any time on five days' notice. For the duration of a loan, a Fund would receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of the collateral. A Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk.

         At the present time the staff of the SEC does not object if an investment company pays reasonable negotiated fees to its custodian in connection with loaned securities as long as such fees are pursuant to a contract approved by the investment company's trustees.

OPTIONS ON SECURITIES AND SECURITIES INDICES

         Writing Covered Options. The Government Fund, Growth and Income Fund, Tudor Fund, International Fund, Growth Fund and Quantitative Fund may each write covered call and (except Growth and Income Fund) put options on any securities in which it may invest or on any securities index based on securities in which it may invest. In addition, International Fund may write call and put options on currencies. A Fund may purchase and write such options on securities that are listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. A call option written by a Fund obligates the Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by a Fund are covered, which means that the Fund will own the securities subject to the option so long as the option is outstanding or use the other methods described below. The purpose of a Fund in writing covered call options is to realize greater income than would be realized in portfolio securities transactions alone. However, in writing covered call options for additional income, a Fund may forego the opportunity to profit from an increase in the market price of the underlying security.

         A put option written by a Fund obligates the Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. The purpose of writing such options is to generate additional income. However, in return for the option premium, the Fund accepts the risk that it will be required to purchase the underlying securities at a price in excess of the securities' market value at the time of purchase.

         All call and put options written by a Fund are covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities, either of which, in the case of the International Fund, may be quoted or denominated in any currency, in a segregated account maintained by the Fund's custodian with a value at least equal to the Fund's obligation under the option, (ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position.

         A Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

         A Fund may also write (sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

         The Funds may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by the Fund's custodian) upon conversion or exchange of other securities in its portfolio. A Fund may also cover call and put options on a securities index by maintaining cash or liquid securities with a value equal to the exercise price in a segregated account with its custodian or by using the other methods described above.

         PURCHASING OPTIONS. The Government Fund, Tudor Fund, International Fund, Growth Fund and Quantitative Fund may each purchase put and call options on any securities in which it may invest or on any securities index based on securities in which it may invest, and a Fund may enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased. In addition, the International Fund may purchase put and call options on currencies.

         A Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts") in the market value of securities of the type in which it may invest. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option. The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of a Fund's securities. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the underlying portfolio securities.

         A Fund may purchase put and call options on securities indices for the same purposes as it may purchase options on securities. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

         Transactions by a Fund in options on securities and securities indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which a Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

         WRITING AND PURCHASING CURRENCY CALL AND PUT OPTIONS. The International Fund may write covered put and call options and purchase put and call options on foreign currencies in an attempt to protect against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired.

         A call option written by the Fund obligates the Fund to sell specified currency to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option written by the Fund obligates the Fund to purchase specified currency from the option holder at a specified price if the option is exercised at any time before the expiration date. The writing of currency options involves a risk that the Fund will, upon exercise of the option, be required to sell currency subject to a call at a price that is less than the currency's market value or be required to purchase currency subject to a put at a price that exceeds the currency's market value.

         The Fund may terminate its obligations under a written call or put option by purchasing an option identical to the one written. Such purchases are referred to as "closing purchase transactions." The Fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on purchased options.

         The Fund would normally purchase call options in anticipation of an increase in the U.S. dollar value of currency in which securities to be acquired by the Fund are denominated or quoted. The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified currency at a specified price during the option period. The Fund would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

         The Fund would normally purchase put options in anticipation of a decline in the U.S. dollar value of currency in which securities in its portfolio are denominated or quoted ("protective puts"). The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified currency at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the U.S. dollar value of the Fund's portfolio securities due to currency exchange rate fluctuations. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying currency.

         Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or currencies or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies.

         Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

         The Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Adviser will monitor the liquidity of over-the-counter options and, if it determines that such options are not readily marketable, a Fund's ability to enter such options will be subject to the Fund's limitation on investments on illiquid securities.

         The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options for hedging purposes depends in part on the Adviser's ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

         To seek to increase total return or to hedge against changes in interest rates, securities prices or, in the case of the International Fund, (but only for hedging purposes) currency exchange rates, Government Fund, Tudor Fund, International Fund, Growth Fund and Quantitative Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts. A Fund may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various securities (such as U.S. Government Securities), securities indices, foreign currencies (in the case of the International Fund) and any other financial instruments and indices. A Fund will engage in futures and related options transaction only for bona fide hedging purposes as defined below or for purposes of seeking to increase total return to the extent permitted by regulations of the CFTC. All futures contracts entered into by a Fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the CFTC or on foreign exchanges.

         FUTURES CONTRACTS. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments or currencies for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

         When interest rates are rising or securities prices are falling, a Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. The International Fund may seek to offset anticipated changes in the value of a currency in which its portfolio securities, or securities that it intends to purchase, are quoted or denominated by purchasing and selling futures contracts on such currencies.

         Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, a Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

         HEDGING STRATEGIES. Hedging, by use of futures contracts, seeks to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that a Fund proposes to acquire or the exchange rate of currencies in which portfolio securities are quoted or denominated. A Fund may, for example, take a "short" position in the futures market by selling futures contracts in an attempt to hedge against an anticipated rise in interest rates or a decline in market prices or (in the case of the International Fund) foreign currency rates that would adversely affect the U.S. dollar value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by a Fund or securities with characteristics similar to those of the Fund's portfolio securities. Similarly, the International Fund may sell futures contracts on any currencies in which its portfolio securities are quoted or denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for a Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in a Fund's portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of a Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

         On other occasions, a Fund may take a "long" position by purchasing futures contracts. This would be done, for example, when a Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices that are currently available.

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         OPTIONS ON FUTURES CONTRACTS. The acquisition of put and call options on futures contracts will give a Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

         The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a Fund's assets. By writing a call option, a Fund becomes obligated, in exchange for the premium, (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that a Fund intends to purchase. However, the Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. Thus, the loss incurred by a Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The Funds will incur transaction costs in connection with the writing of options on futures.

         The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same financial instrument. There is no guarantee that such closing transactions can be effected. A Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

         OTHER CONSIDERATIONS. The Funds will engage in futures and related options transactions only for bona fide hedging or, except for purchases or sales by the International Fund of futures on currencies, to seek to increase total return as permitted by the Commodity Futures Trading Commission ("CFTC") regulations which permit principals of an investment company registered under the Act to engage in such transactions without registering as commodity pool operators. A Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase. Except as stated below, a Fund's futures transactions will be entered into for traditional hedging purposes -- i.e., futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are quoted or denominated) that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities (or the currency in which they are quoted or denominated) it intends to purchase. As evidence of this hedging intent, each Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities (or assets denominated in the related currency) in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for a Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

         As an alternative to compliance with the bona fide hedging definition, a CFTC regulation permits a Fund to elect to comply with a different test under which the aggregate initial margin and premiums required to establish positions to seek to increase total return in futures contracts and options on futures will not exceed 5% of the net asset value of the Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. Each Fund will engage in transactions in currency forward contracts, futures contracts and options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for maintaining its qualification as a regulated investment company for federal income tax purposes. See "Taxation."

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         Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the International Fund to purchase securities or currencies, require the Fund to establish with the custodian a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.

         While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates or securities prices or currency exchange rates may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. In addition, it is not possible to hedge fully or protect against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

         Perfect correlation between a Fund's futures positions and portfolio positions will be impossible to achieve. There are no futures contracts based upon individual securities, except certain U.S. Government Securities. The only futures contracts available to hedge the Fund's portfolio are various futures on U.S. Government Securities, securities indices and foreign currencies.

FORWARD FOREIGN CURRENCY TRANSACTIONS

         The International Fund, Growth and Income Fund, Tudor Fund and Growth Fund may each, to the extent that it invests in foreign securities, enter into forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign currency exchange rates. A Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies.

         The Funds are permitted to enter into forward contracts under two circumstances. First, when a Fund enters into a contract for the purchase or sale of a security quoted or denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed number of U.S. dollars, of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to insulate itself from a possible loss resulting from a change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

         Second, when the Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may cause a Fund to enter a forward contract to sell, for a fixed U.S. dollar amount, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities quoted or denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures.

         Although the Funds have no current intention to do so, the Funds may engage in cross- hedging by using forward contracts in one currency to hedge against fluctuations in the value in securities denominated or quoted in a different currency if the Adviser determines that there is a pattern of correlation between the two currencies. Cross-hedging may also include entering into a forward transaction involving two foreign currencies, using one foreign currency as a proxy for the U.S. dollar to hedge against variations in the other U.S. foreign currency, if the Adviser determines that there is a pattern of correlation between the proxy currency and the U.S. dollar.

         The Funds will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if the consummation of such contracts would obligate the Funds to deliver an amount of foreign currency in excess of the value of the Funds' respective portfolio securities or other assets quoted or denominated in that currency. At the consummation of the forward contract, a Fund may either make delivery of the foreign currency or terminate its contractual obligation by purchasing an offsetting contract obligating it to purchase at the same maturity date, the same amount of such foreign currency. If a Fund chooses to make delivery of foreign currency, it may be required to obtain such delivery through the sale of portfolio securities quoted or denominated in such currency or through conversion of other assets of the Fund into such currency. If a Fund engages in an offsetting transaction, the Fund will realize a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is party to the original forward contract.

         The Funds' transactions in forward contracts will be limited to those described above. Of course, no Fund is required to enter into such transactions with regard to its foreign currency quoted or denominated securities, and a Fund will not do so unless deemed appropriate by the Adviser.

         When entering into a forward contract, a Fund will place either cash or liquid securities quoted or denominated in any currency in a separate account in an amount equal to the value of the Fund's total assets committed to the consummation of forward currency exchange contracts which require the Fund to purchase a foreign currency. If the value of the securities placed in the separate account declines, additional cash or securities will be placed in the account by the Fund on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts.

         This method of protecting the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of a Fund's foreign assets. It also reduces any potential gain which may have otherwise occurred had the currency value increased above the settlement price of the contract.

         While the Funds may enter into forward contracts to seek to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while a Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for a Fund then if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between a Fund's portfolio holdings or securities quoted or denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may cause the Fund to sustain losses which will prevent the Fund from achieving a complete hedge or expose the Fund to the risk of foreign exchange loss.

         Forward contracts are subject to the risks that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearing house, a default on the contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price.

         The Funds' foreign currency transactions (including related options, futures and forward contracts) may be limited by the requirements of Subchapter M of the Code for qualification as a regulated investment company.

PRIVATELY ISSUED MORTGAGE-BACKED SECURITIES

         Certain Funds, and in particular the Government Money Market Fund and the Government Fund, may invest in mortgage-backed securities issued by trusts or other entities formed or sponsored by private originators of and institutional investors in mortgage loans and other non-governmental entities (or representing custodial arrangements administered by such institutions). These private originators and institutions include savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing.

         Privately issued mortgage-backed securities are generally backed by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans. Since such mortgage-backed securities normally are not guaranteed by an entity having the credit standing of Ginnie Mae, Fannie Mae or Freddie Mac, in order to receive a high quality rating from the rating organizations (e.g., Standard & Poor's or Moody's), they often are structured with one or more types of "credit enhancement." Such credit enhancement falls into two categories: (1) liquidity protection and (2) protection against losses resulting after default by a borrower and liquidation of the collateral (e.g., sale of a house after foreclosure). Liquidity protection refers to the payment of cash advances to holders of mortgage-backed securities when a borrower on an underlying mortgage fails to make its monthly payment on time. Protection against losses resulting after default and liquidation is designed to cover losses resulting when, for example, the proceeds of a foreclosure sale are insufficient to cover the outstanding amount on the mortgage. Such protection may be provided through guarantees, insurance policies or letters of credit, through various means of structuring the securities or through a combination of such approaches.

         Examples of credit enhancement arising out of the structure of the transaction include "senior- subordinated securities" (multiple class securities with one or more classes entitled to receive payment before other classes, with the result that defaults on the underlying mortgages are borne first by the holders of the subordinated class), creation of "spread accounts" or "reserve funds" (where cash or investments are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on the underlying mortgages in a pool exceeds the amount required to be paid on the mortgage-backed securities). The degree of credit enhancement for a particular issue of mortgage-backed securities is based on the level of credit risk associated with the particular mortgages in the related pool. Losses on a pool in excess of anticipated levels could nevertheless result in losses to security holders since credit enhancement rarely covers every dollar owed on a pool. See the Funds' Prospectus for a further description of mortgage-backed securities.

RISKS ASSOCIATED WITH SPECIFIC TYPES OF DERIVATIVE SECURITIES

         The Government Fund may invest in floating rate securities based on the Cost of Funds Index ("COFI floaters"), other "lagging rate" floating rate securities, floating rate securities that are subject to a maximum interest rate ("capped floaters"), and Mortgage-Backed Securities purchased at a discount. The primary risks associated with these derivative debt securities are the potential extension of average life and/or depreciation due to rising interest rates.

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STRUCTURED OR HYBRID NOTES

         The Growth and Income Fund may invest in "structured" or "hybrid" notes. The distinguishing feature of a structured or hybrid note is that the amount of interest and/or principal payable on the note is based on the performance of a benchmark asset or market other than fixed-income securities or interest rates. Examples of these benchmarks include stock prices, currency exchange rates and physical commodity prices. Investing in a structured note allows the Fund to gain exposure to the benchmark market while fixing the maximum loss that the Fund may experience in the event that market does not perform as expected. Depending on the terms of the note, the Fund may forego all or part of the interest and principal that would be payable on a comparable conventional note; the Fund's loss cannot exceed this foregone interest and/or principal.

         It is expected that not more than 5% of the Fund's net assets will be at risk as a result of investments in structured or hybrid notes. In addition to the risks associated with a direct investment in the benchmark asset, investments in structured and hybrid notes involve the risk that the issuer or counterparty to the obligation will fail to perform its contractual obligations. Certain structured or hybrid notes may also be leveraged to the extent that the magnitude of any change in the interest rate or principal payable on the benchmark asset is a multiple of the change in the reference price. Leverage enhances the price volatility of the security and, therefore, the volatility of the Fund's net asset value. Further, certain structured or hybrid notes may be illiquid for purposes of the Fund's limitation on investments in illiquid securities.

VARIABLE AMOUNT MASTER DEMAND NOTES

         The Government Money Market Fund, Tax Free Money Market Fund and Municipal Fund may invest in variable amount master demand notes, which are a form of commercial paper. These are obligations that permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between a Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The lender has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the note without penalty. Because variable amount master demand notes are direct lending arrangements between the lender and borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes. However, they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with master demand note arrangements, the Adviser will consider, on an ongoing basis, the earning power, cash flow, and other liquidity ratios of the borrower and its ability to pay principal and interest on demand. These notes generally are not rated by Moody's or Standard & Poor's. A Fund may invest in them only if the Adviser believes that, at the time of investment, the notes are of comparable quality to the other commercial paper in which that Fund may invest, including, in the case of the Government Money Market Fund and Tax Free Money Market Fund, the requirements of the rules of the SEC applicable to the use of the amortized cost method of securities valuation.

         For the purpose of limitations on the maturities of the investments of a Fund, variable amount master demand notes will be considered to have a maturity of one day unless the Adviser has reason to believe that the borrower could not make immediate repayment upon demand.

VARIABLE RATE DEMAND INSTRUMENTS

         The Government Money Market Fund, Tax Free Money Market Fund and Municipal Fund may purchase variable rate demand instruments that are tax-exempt municipal obligations and other debt securities providing for a periodic adjustment in the interest rate paid on the instrument according to changes in interest rates generally. These instruments also permit a Fund to demand payment of the unpaid principal balance plus accrued interest upon a specified number of days' notice to the issuer or its agent. The demand feature may be backed by a bank letter of credit or guarantee issued with respect to such instrument. A bank that issues a repurchase commitment may receive a fee from a Fund for this arrangement. The issuer of a variable rate demand instrument may have a corresponding right to prepay in its discretion the outstanding principal of the instrument plus accrued interest upon notice comparable to that required for the holder to demand payment.

         The variable rate demand instruments that these Funds may purchase are payable on demand on not more than thirty calendar days' notice. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily up to six months, and the adjustments are based upon the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. The Funds intend to exercise the demand only (1) upon a default under the terms of the debt security, (2) as needed to provide liquidity, or (3) to maintain the respective quality standards of each Fund's investment portfolio. A Fund will determine the variable rate demand instruments that it will purchase in accordance with procedures approved by the Boards to minimize credit risks. The Adviser may determine that an unrated variable rate demand instrument meets a Fund's quality criteria by reason of being backed by a letter of credit or guarantee issued by a bank that meets the quality criteria for the Fund. Thus, either the credit of the issuer of the obligation or the guarantor bank or both will meet the quality standards of a Fund. The Adviser will reevaluate each unrated variable rate demand instrument held by a Fund on a quarterly basis to determine that it continues to meet the Fund's quality criteria.

         The value of the underlying variable rate demand instruments may change with changes in interest rates generally, but the variable rate nature of these instruments should decrease changes in value due to interest rate fluctuations. Accordingly, as interest rates decrease or increase, the potential for capital gain and the risk of capital loss on the disposition of portfolio securities are less than would be the case with a comparable portfolio of fixed income securities. The Funds may purchase variable rate demand instruments on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such variable rate demand instruments may fluctuate; to the extent a Fund purchases such instruments, increases or decreases in value of such variable rate demand notes may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on variable rate demand instruments is made in relation to changes in the applicable rate adjustment index, variable rate demand instruments are not comparable to long-term fixed interest rate securities. Accordingly, interest rates on variable rate demand instruments may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar final maturities.

         The maturity of the variable rate demand instruments held by the Funds will ordinarily be deemed to be the longer of (1) the notice period required before a Fund is entitled to receive payment of the principal amount of the instrument or (2) the period remaining until the instrument's next interest rate adjustment.

         The acquisition of variable rate demand notes for the Government Money Market Fund and the Tax Free Fund must also meet the requirements of rules issued by the SEC applicable to the use of the amortized cost method of securities valuation.

PARTICIPATION INTERESTS

         Subject to their respective investment objective and policies, Government Money Market Fund and Tax Free Money Market Fund may purchase from banks participation interests in all or part of specific holdings of municipal or other debt obligations. Each participation interest is backed by an irrevocable letter of credit or guarantee of the selling bank that the Adviser has determined meets the prescribed quality standards of each Fund. Thus, even if the credit of the issuer of the debt obligation does not meet the quality standards of a Fund, the credit of the selling bank will, subject in each instance to the requirements of rules issued by the SEC applicable to the use by these Funds of the amortized cost method of valuation. Each Fund will have the right to sell the participation interest back to the bank after seven days' notice for the full principal amount of a Fund's interest in the municipal or debt obligation plus accrued interest, but only (1) as required to provide liquidity to that Fund,
(2) to maintain the quality standards of each Fund's investment portfolio or (3) upon a default under the terms of the debt obligation. The selling bank may receive a fee from a Fund in connection with the arrangement. Tax Free Money Market Fund will not purchase participation interests in municipal obligations unless it receives an opinion of issuer's counsel or a ruling of the Internal Revenue Service satisfactory to its Board that interest earned by the Fund on municipal obligations in which it holds participation interests is excluded from gross income for Federal income tax purposes in the hands of such Fund.

MUNICIPAL OBLIGATIONS

         Tax Free Money Market Fund and Municipal Fund may invest in municipal obligations. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities to obtain funds for various public purposes. The interest on most of these obligations is generally exempt from regular Federal income tax in the hands of most individual investors, although it may be subject to the individual and corporate alternative minimum tax. The two principal classifications of municipal obligations are "notes" and "bonds."

         Municipal notes are generally used to provide for short-term capital needs and generally have maturities of one year or less. Municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes, and construction loan notes. Tax anticipation notes are sold to finance working capital needs of municipalities. They are generally payable from specific tax revenues expected to be received at a future date. Revenue anticipation notes are issued in expectation of receipt of other types of revenue such as federal revenues available under the Federal Revenue Sharing Program. Tax anticipation notes and revenue anticipation notes are generally issued in anticipation of various seasonal revenues such as income, sales, use, and business taxes. Bond anticipation notes are sold to provide interim financing. These notes are generally issued in anticipation of long-term financing in the market. In most cases, these monies provide for the repayment of the notes. Construction loan notes are sold to provide construction financing. After the projects are successfully completed and accepted, many projects receive permanent financing through the Federal Housing Administration under "Fannie Mae" (the Federal National Mortgage Association) or "Ginnie Mae" (the Government National Mortgage Association). There are, of course, a number of other types of notes issued for different purposes and secured differently from those described above.

         Municipal bonds, which meet longer term capital needs and generally have maturities of more than one year when issued, have two principal classifications, "general obligation" bonds and "revenue" bonds. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security of general obligation bonds is the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate or amount or special assessments.

         The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may also be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security including partially or fully insured, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund. Lease rental revenue bonds issued by a state or local authority for capital projects are secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority's obligations.

         Industrial development bonds (now a subset of a class of bonds known as "private activity bonds"), although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user. Distributions by the Tax Free Money Market Fund and the Municipal Fund of interest income from private activity bonds may subject certain investors to the federal alternative minimum tax.

         There is, in addition, a variety of hybrid and special types of municipal obligations as well as numerous differences in the security of municipal obligations both within and between the two principal classifications above.

         An entire issue of municipal obligations may be purchased by one or a small number of institutional investors such as one of the Funds. Thus, the issue may not be said to be publicly offered. Unlike securities which must be registered under the Securities Act of 1933, as amended (the "1933 Act"), prior to offer and sale unless an exemption from such registration is available, municipal obligations which are not publicly offered may nevertheless be readily marketable. A secondary market exists for municipal obligations which were not publicly offered initially.

         The Adviser determines whether a municipal obligation is readily marketable based on whether it may be sold in a reasonable time consistent with the customs of the municipal markets (usually seven days) at a price (or interest rate) which accurately reflects its value. The Adviser believes that the quality standards applicable to the Tax Free Money Market Fund's investments enhance marketability. In addition, stand-by commitments and demand obligations also enhance marketability.

         For the purpose of a Fund's investment restrictions, the identification of the "issuer" of municipal obligations which are not general obligation bonds is made by the Adviser on the basis of the characteristics of the obligation as described above, the most significant of which is the source of funds for the payment of principal of and interest on such obligations.

         Yields on municipal obligations depend on a variety of factors, including money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation and the quality of the issue. High grade municipal obligations tend to have a lower yield than lower rated obligations. Municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or municipalities to levy taxes. There is also the possibility that as a result of litigation or other conditions the power or ability of any one or more issuers to pay when due principal of and interest on its or their municipal obligations may be materially affected.

         The Tax Free Money Market Fund expects that it will not invest more than 25% of its total assets in municipal obligations whose issuers are located in the same state or more than 25% its total assets in municipal obligations the security of which is derived from any one of the following categories: hospitals and health facilities; turnpikes and toll roads; ports and airports; or colleges and universities. The Tax Free Money Market Fund may invest more than 25% of its total assets in municipal obligations of one or more of the following types: public housing authorities; general obligations of states and localities; lease rental obligations of states and local authorities; state and local housing finance authorities; municipal utilities systems; bonds that are secured or backed by the Treasury or other U.S. Government guaranteed securities to the extent such securities are tax-exempt as defined in the Code; or industrial development and pollution control bonds. The Municipal Fund will not invest 25% or more of its total assets in municipal obligations whose issuers are located in the same state. There could be economic, business or political developments, which might affect all municipal obligations of a similar type. However, the Trust believes that the most important consideration affecting risk is the quality of particular issues of municipal obligations rather than factors affecting all, or broad classes of, municipal obligations.

         The acquisition of municipal securities by the Tax Free Money Market Fund will also be subject to the rules of the SEC applicable to use of the amortized cost method of securities valuation.

         MUNICIPAL LEASES. Funds that may invest in municipal securities may invest in municipal leases and certificates of participation in municipal leases. A municipal lease is an obligation in the form of a lease or installment purchase which is issued by a state or local government to acquire equipment and facilities. Certificates of participation represent undivided interests in municipal leases, installment purchase agreements or other instruments. The certificates are typically issued by a trust or other entity which has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. The primary risk associated with municipal lease obligations and certificates of participation is that the governmental lessee will fail to appropriate funds to enable it to meet its payment obligations under the lease. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of nonappropriation or foreclosure might prove difficult, time consuming and costly, and may result in a delay in recovering, or the failure to fully recover, the Fund's original investment. To the extent that a Fund invests in unrated municipal leases or participates in such leases, the Adviser will monitor on an ongoing basis the credit quality rating and risk of cancellation of such unrated leases. Certain municipal lease obligations and certificates of participation may be deemed illiquid for the purposes of the Funds' 15% limitation on investments in illiquid securities.

         PRE-REFUNDED MUNICIPAL SECURITIES. Funds that invest in municipal securities may invest in pre-refunded municipal securities. The principal of and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. Government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre- refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer. Pre-refunded municipal securities are usually purchased at a price which represents a premium over their face value.

STAND-BY COMMITMENTS
         The Tax Free Money Market Fund and Municipal Fund may acquire stand-by commitments. Acquisition of stand-by commitments by a Fund may improve portfolio liquidity by making available same-day settlements on sales of portfolio securities (and thus facilitate the same-day payments of redemption proceeds in federal funds). A Fund may engage in such transactions subject to the limitations in the rules under the 1940 Act. A stand-by commitment is a right acquired by a Fund, when it purchases a municipal obligation from a broker, dealer or other financial institution ("seller"), to sell up to the same principal amount of such securities back to the seller, at that Fund's option, at a specified price. Stand-by commitments are also known as "puts." The exercise by a Fund of a stand-by commitment is subject to the ability of the other party to fulfill its contractual commitment.

         Stand-by commitments acquired by the Funds will generally have the following features: (1) they will be in writing and will be physically held by the Fund's custodian; (2) the Funds' rights to exercise them will be unconditional and unqualified; (3) they will be entered into only with sellers which in the Adviser's opinion present a minimal risk of default; (4) although stand-by commitments will not be transferable, municipal obligations purchased subject to such commitments may be sold to a third party at any time, even though the commitment is outstanding; and (5) their exercise price will be (i) a Fund's acquisition cost (excluding the cost, if any, of the stand-by commitment) of the municipal obligations which are subject to the commitment (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date.

         The Trust, on behalf of the Tax Free Money Market Fund and the Municipal Fund, expects that stand-by commitments generally will be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Funds will pay for stand-by commitments, either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitments. If the Fund pays additional consideration for a stand-by commitment, the yield on the security to which the stand-by commitment relates will, in effect, be lower than if the Fund had not acquired such stand-by commitment.

         It is difficult to evaluate the likelihood of use or the potential benefit of a stand-by commitment. Therefore, it is expected that the Boards will determine that stand-by commitments ordinarily have a "fair value" of zero, regardless of whether any direct or indirect consideration was paid. When a Fund has paid for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held.

         The Adviser understands that the Internal Revenue Service (the "Service") has issued a favorable revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The Service has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. Each Fund intends to take the position that it is the owner of any municipal obligations acquired subject to a stand-by commitment and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Service will agree with this position in any particular case or that stand-by commitments will be available to the Funds, nor have the Funds assumed that such commitments would continue to be available under all market conditions.

         A Fund may also enter into stand-by commitments in which the Fund may bind itself to accept delivery of a municipal obligation with a stated price and fixed yield upon the exercise of an option held by the other party to the agreement at a stated future date. The Fund will receive a commitment fee in consideration of its agreement to "stand-by" to purchase the municipal obligation. This stand-by commitment may be deemed to be the sale by the Fund of a put. The stand-by commitment agreement creates a risk of loss to the investment company and its shareholders well in excess of the commitment fees the Fund would receive as consideration for entering into the agreement. For example, if interest rates in the marketplace increase after the agreement is made, it is likely that the contract price on the delivery date will exceed the then current market value of the municipal obligation. The broker-dealer can be expected to exercise its option and, in effect, pass the decline in the value of the municipal obligation to the investment company. That decline in value may significantly exceed the fee received by the investment company for entering into the agreement. In accordance with the SEC's General Statement of Policy (IC-10666), and in order to limit risk of loss, if a Fund engages in a stand-by commitment transaction, such Fund will maintain in a segregated account, commencing on the date the Fund enters into the stand-by commitment agreement, liquid assets equal to the value of the purchase price under the stand-by commitment.

RESTRICTED AND ILLIQUID SECURITIES

         Each Fund may purchase securities that are not registered or offered in an exempt non-public offering ("Restricted Securities") under the 1933 Act, including securities eligible for resale to "qualified institutional buyers" pursuant to Rule 144A under the 1933 Act. However, a Fund will not invest more than 15% of its net assets (10% of total assets in the case of the Government Money Market Fund and the Tax Free Money Market Fund) in illiquid investments, which includes repurchase agreements maturing in more than seven days, interest rate, currency and mortgage swaps, interest rate caps, floors and collars, certain SMBS, municipal leases, certain over-the-counter options, securities that are not readily marketable and Restricted Securities, unless the Boards determine, based upon a continuing review of the trading markets for the specific Restricted Securities, that such Restricted Securities are liquid. Certain commercial paper issued in reliance on Section 4(2) of the 1933 Act is treated like Rule 144A Securities. The Boards have adopted guidelines and delegated to the Adviser the daily function of determining and monitoring the liquidity of the Fund's portfolio securities. The Boards, however, retain sufficient oversight and are ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how the market for Restricted Securities sold and offered under Rule 144A or Section 4(2) will develop, the Boards will carefully monitor the Funds' investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these Restricted Securities.

         The purchase price and subsequent valuation of Restricted Securities normally reflect a discount from the price at which such securities trade when they are not restricted, since the restriction makes them less liquid. The amount of the discount from the prevailing market price is expected to vary depending upon they type of security, the character of the issuer, the party who will bear the expenses of registering the Restricted Securities and prevailing supply and demand conditions.

OTHER INVESTMENT COMPANIES

         Each Fund, subject to authorization by its Board, may invest all of its investable assets in the securities of a single open-end investment company (a "Portfolio"). If authorized by the Board, a Fund would seek to achieve its investment objective by investing in a Portfolio, which Portfolio would invest in a portfolio of securities that complies with the Fund's investment objectives, policies and restrictions. The ability of the Funds to convert to the so-called Master-Feeder fund structure does not require shareholder approval. The Board does not intend to authorize investing in this manner at this time.

         Each Fund may invest up to 10% of its total assets in the securities of other investment companies not affiliated with WPG, but not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the voting securities of any other investment company. For example, the Quantitative Fund may invest in Standard & Poor's Depositary Receipts (commonly referred to as "Spiders"), which are exchange-traded shares of a closed-end investment company that are designed to replicate the price performance and dividend yield of the Standard & Poor's 500 Composite Stock Price Index. The Municipal Fund will only invest in investment companies that are money market funds which invest in municipal obligations. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory and administration fees paid by the Fund.

                             INVESTMENT RESTRICTIONS

         Each Fund has adopted the following investment restrictions, which may not be changed without approval of the holders of a majority of the outstanding voting securities of the applicable Fund. As defined in the 1940 Act and as used in the Prospectus and this Statement of Additional Information, "a majority of the outstanding voting securities" of a Fund, means the lesser of (1) 67% of the shares of the Fund present at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund. So long as these fundamental restrictions are in effect, each Fund may not:

For the Government Money Market Fund, Tax Free Money Market Fund, Municipal Fund and Government Fund:

         1. Purchase securities of an issuer if such purchase would result in more than 10% of the voting securities of any one issuer (except U.S. Government securities as defined in the Prospectus), being held by the Fund; provided, however, that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund. This restriction only applies to 75% of Municipal Fund's total assets.

         2. Purchase securities of an issuer if such purchase would result in more than 5% of the Fund's total assets being invested in the securities of any one issuer (except U.S. Government securities and options thereon); provided, however, that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund. This restriction only applies to 75% of Municipal Bond Fund's total assets.

         3. Purchase or sell real estate (other than securities secured by real estate or interests therein, or issued by entities which invest in real estate or interests therein or, for Municipal Bond Fund, real estate acquired by the Fund as a result of the ownership of securities), but it may lease office space for its own use and invest up to 15% of its assets in publicly held real estate investment trusts.

         4. Borrow amounts in excess of 33% of its total assets (including the amount borrowed) and then only as a temporary measure for extraordinary or emergency purposes. This restriction shall not apply to reverse repurchase agreements entered into in accordance with a Fund's investment policies.

         5. Make loans, except that this restriction shall not prohibit the purchase of or investment in bank certificates of deposit or bankers acceptances, the purchase and holding of all or a portion of an issue of publicly distributed debt securities, the lending of portfolio securities and the entry into repurchase agreements.

         6. Engage in the business of underwriting securities of others, except to the extent that the Fund may be deemed to be an underwriter under the 1933 Act, when it purchases or sells portfolio securities in accordance with its investment objectives and policies; provided, however, that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund.

         7. Purchase securities, excluding U.S. Government securities, of one or more issuers conducting their principal business activity in the same industry, if immediately after such purchase the value of its investments in such industry would exceed 25% of its total assets (except securities of banks and bank holding companies in the case of the

                  Government Money Market Fund and the Tax Free Money Market Fund and except municipal securities, U.S. Government securities and securities the payment of which is secured by U.S. Government securities in the case of the Municipal Bond
                  Fund); provided, however, that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund. In addition, in the case of the Municipal Bond Fund, for purposes of this restriction, state and municipal governments and their agencies and instrumentalities are not deemed to be industries.

         8. Issue senior securities, except as permitted under the 1940 Act and except that the Fund may issue shares of beneficial interest in multiple classes or series.

FOR THE QUANTITATIVE FUND:

         1. Purchase or sell real estate, including securities of real estate investment trusts or real estate limited partnerships, but the Fund may lease office space for its own use as its principal office and may invest in securities of companies engaged in the real estate business.

         2. Borrow amounts in excess of 33% of its total assets (including the amount borrowed) and then only as a temporary measure for extraordinary or emergency purposes.

         3. Make loans, except that this restriction shall not prohibit the purchase of or investment in bank certificates of deposits or bankers acceptances, the purchase and holding of all or a portion of an issue of publicly distributed debt securities, the lending of portfolio securities and the entry into repurchase agreements.

         4. Engage in the business of underwriting securities of others, except to the extent that the Fund may be deemed to be an underwriter under the 1933 Act, when it purchases or sells portfolio securities in accordance with its investment objectives and policies; provided, however, that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund.

         5. Purchase securities, excluding U.S. Government securities, of one or more issuers conducting their principal business activity in the same industry, if immediately after such purchase the value of its investments in such industry would exceed 25% of its total assets except that the Fund may concentrate its assets in securities of issuers in any industry to the extent the S&P 500 Index is so concentrated; provided, however, that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund.

         6. Invest in commodities or in commodities contracts except that the Fund may purchase and sell financial futures contracts on securities, indices and currencies and options on such futures contracts, and the Fund may purchase securities on a forward commitment or when-issued basis.

         7. Issue senior securities except as permitted under the 1940 Act and except that the Fund may issue shares of beneficial interest in multiple classes or series.

         8. With respect to 75% of its total assets, the Fund may not purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if:

                  (a) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or

                  (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund;

                  provided, however, that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund.

FOR THE GROWTH AND INCOME FUND:

         1. Purchase securities of an issuer if such purchase would result in more than 10% of the voting securities of any one issuer, other than the United States Government and its instrumentalities, being held by the Fund; provided, however, that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund.

         2. Purchase securities of an issuer if such purchase would result in more than 5% of the Fund's total assets being invested in the securities of any one issuer other than the United Sates Government and its agencies and instrumentalities; provided, however, that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund.

         3. Purchase, sell or invest in commodities or commodity contracts or real estate or interests in real estate, except futures contracts on securities and securities indices and options on such futures, forward foreign currency exchange contracts and except that the Fund may purchase, sell or invest in marketable securities of companies holding real estate or interests in real estate, including real estate investment trusts.

         4. Purchase securities of one or more issuers conducting their principal business activity in the same industry, if immediately after such purchase the value of its investments in such industry would exceed 25% of its total assets, provided that this restriction shall not apply to securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities; provided, however, that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund.

         5. Lend its funds to other persons, except through the purchase of all or a portion of an issue of debt securities publicly distributed or other securities or debt obligations in accordance with its objective or through entering into repurchase agreements; provided that each such repurchase agreement has a duration of no more than seven days and that the value of all of the Fund's outstanding repurchase agreements, together with the value of all illiquid investments of the Fund, does not exceed 15% of the Fund's total assets at any time.

         6. Lend its portfolio securities unless the borrower is a broker, dealer or financial institution; provided that the terms, the structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the Rules and Regulations or interpretations of the SEC thereunder.

         7. Borrow money, except from banks as a temporary measure to facilitate the meeting of redemption requests which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes, provided that the aggregate amount of such borrowings may not exceed 33% of the value of the Fund's total assets (including amounts borrowed) at the time of any such borrowing, or mortgage, pledge or hypothecate its assets, except in an amount sufficient to secure any such borrowing.

         8. Issue senior securities, except as permitted under the 1940 Act and except that the Fund may issue shares of beneficial interest in multiple classes or series.

         9. Engage in the business of underwriting the securities of other issuers (except as the Fund may be deemed an underwriter under the 1933 Act in connection with the purchase and sale of portfolio securities in accordance with its investment objective and policies); provided, however, that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund.

FOR THE TUDOR FUND:

         1. Purchase securities of one or more issuers conducting their principal business activity in the same industry, if immediately after such purchase the value of its investments in such industry would exceed 25% of its total assets provided that this restriction shall not apply to securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities; provided, however, that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund. In this connection, the Fund may invest in "Special Situations." The term "Special Situation" shall be deemed to refer to a security of a company in which an unusual and possibly nonrepetitive development is taking place which, in the opinion of the investment adviser of the Fund, may cause the security to attain a higher market value independently, to a degree, of the trend in the securities market in general. The particular development (actual or prospective) which may qualify a security as a "Special Situation" may be one of many different types. Such developments may include, among others, a technological improvement or important discovery or acquisition which, if the expectation for it materialized, would effect a substantial change in the company's business; a reorganization; a recapitalization or other development involving a security exchange or conversion; a merger, liquidation or distribution of cash, securities or other assets; a breakup or workout of a holding company; litigation which, if resolved favorably, would improve the value of the company's stock; a new or changed management; or material changes in management policies. A "Special Situation" may often involve a comparatively small company which is not well known and which has not been closely watched by investors generally, but it may also involve a large company. The fact, if it exists, that an increase in the company's earnings, dividends or business is expected, or that a given security is considered to be undervalued, would not in itself be sufficient to qualify as a "Special Situation." The Fund may invest in securities (even if not "Special Situations") which, in the opinion of the investment adviser of the Fund, are appropriate investments for the Fund, including securities which the investment adviser of the Fund believes are undervalued by the market. The Fund shall not be required to invest any minimum percentage of its aggregate portfolio in "Special Situations," nor shall it be required to invest any minimum percentage of its aggregate portfolio in securities other than "Special Situations."

         2. With respect to 75% of its total assets, the Fund may not purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if:

                  (a) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or

                  (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund;

                  provided, however, that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund.

         3. Lease, acquire, purchase, sell or hold real estate, but it may lease office space for its own use and invest in marketable securities of companies holding real estate or interests in real estate, including real estate investment trusts.

         4. Purchase or sell commodities or commodities contracts, except futures contracts, including but not limited to contracts for the future delivery of securities and contracts based on securities indices and options on such futures contracts, and forward foreign currency exchange contracts.

         5. Lend money, except that it may (i) invest in all or a portion of an issue of bonds, debentures and other obligations distributed publicly or of a type commonly purchased by financial institutions (e.g., certificates of deposit, bankers' acceptances or other short-term debt obligations) or other debt obligations in accordance with its objectives or
                  (ii) enter into repurchase agreements; provided that the Fund will not enter into repurchase agreements of more than one week's duration if more than 15% of its net assets would be invested therein together with other illiquid or not readily marketable securities.

         6. Lend its portfolio securities unless the borrower is a broker, dealer, bank or other qualified financial institution; provided that the terms, the structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the Rules and Regulations or interpretations of the SEC thereunder.

         7. Engage in the business of underwriting the securities of others, except to the extent that the Fund may be deemed to be an underwriter under the 1933 Act when it purchases or sells portfolio securities; provided, however, that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund.

         8. Borrow money except as a temporary measure to facilitate the meeting of redemption requests or for extraordinary or emergency purposes, provided that the aggregate amount of such borrowings may not exceed 33% of the value of the Fund's total assets (including the amount borrowed), at the time of such borrowing.

         9. Issue senior securities except as permitted under the 1940 Act and except that the Fund may issue shares of beneficial interest in multiple classes or series.

FOR THE GROWTH FUND:

         1. Purchase securities of one or more issuers conducting their principal business activity in the same industry, if immediately after such purchase the value of the Fund's investments in such industry would exceed 25% of the value of its total assets provided that this restriction shall not apply to securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies and instrumentalities and provided, however, that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund. In this connection, the Fund may invest in "Special Situations." The term "Special Situation" shall be deemed to refer to a security of a company in which an unusual and possibly nonrepetitive development is taking place which, in the opinion of the investment adviser of the Fund, may cause the security to attain a higher market value independently, to a degree, of the trend in the securities market in general. The particular development (actual or prospective) which may qualify a security as a Special Situation may be one of many different types. Such developments may include, among others, a technological improvement or important discovery or acquisition which, if the expectation for it materialized, would effect a substantial change in the company's business; a reorganization; a recapitalization or other development involving a security exchange or conversion; a merger, liquidation or distribution of cash, securities or other assets; a breakup or workout of a holding company; litigation which, if resolved favorably, would improve the value of the company's stock; a new or changed management; or material changes in management policies. A Special Situation may often involve a comparatively small company which is not well known and which has not been closely watched by investors generally, but it may also involve a large company. An expectation of an increase in the company's earnings, dividends or business or a judgment that a given security is undervalued, would not be sufficient in itself to qualify as a Special Situation. The Fund may invest in securities (even if they are not Special Situations) which, in the opinion of the investment adviser of the Fund, are appropriate investments for the Fund, including securities which the investment adviser of the Fund believes are undervalued by the market.

         2. With respect to 75% of its total assets, the Fund may not purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if:

                  (a) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or

                  (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund;

                  provided, however, that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund.

         3. Lease, acquire, purchase, sell or hold real estate other than securities secured by real estate or interests therein or issued by entities which invest in real estate or interests therein, but it may lease office space for its own use.

         4. Purchase or sell commodities or commodities contracts, except futures contracts, including but not limited to contracts for the future delivery of securities and contracts based on securities indices.

         5. Lend money, except that it may (i) invest in all or a portion of an issue of bonds, debentures and other obligations distributed publicly or of a type commonly purchased by financial institutions (e.g., certificates of deposit, bankers' acceptances, or other short-term debt obligations) or
                  (ii) enter into repurchase agreements; provided that each such repurchase agreement is with a broker-dealer, bank or other financial institution and that the Fund will not enter into repurchase agreements of more than one week's duration if more than 15% of its net assets would be invested therein together with other illiquid or not readily marketable securities.

         6. Lend its portfolio securities unless the borrower is a broker-dealer, bank or other qualified financial institution; provided that the terms, the structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder.

         7. Engage in the business of underwriting securities of others, except to the extent that the Fund may be deemed to be an underwriter under the 1933 Act when it purchases or sells portfolio securities; provided, however, that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund.

         8. Borrow money except as a temporary measure to facilitate the meeting of redemption requests or for extraordinary or emergency purposes, provided that the amount borrowed may not exceed 33% of the Fund's total assets at the time of such borrowing; provided, however, that this restriction shall not prohibit the Fund from entering into repurchase agreements or option or futures contracts.

         9. Issue senior securities except as permitted under the 1940 Act and except that the Fund may issue shares of beneficial interest in multiple classes or shares.

FOR THE INTERNATIONAL FUND:

         1. With respect to 75% of its total assets, invest more than 5% of its total assets in securities of any one issuer, excluding securities issued or guaranteed by the United States Government or by its agencies and instrumentalities except that the Fund may invest up to 10% of its total assets in repurchase agreements with any member bank of the Federal Reserve System or member of the NASD which is a primary dealer in U.S. Government securities; or purchase more than 10% of the voting securities of any class of any issuer; provided, however, that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund.

         2. Make an investment that would result in more than 25% of its total assets being invested in securities of issuers in the same industry, except U.S. Government securities; provided, however, that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund.

         3. Purchase or sell commodities or commodities contracts, except that the Fund may enter into or purchase futures contracts, including but not limited to contracts for the future delivery of securities, contracts based on securities indices, forward foreign currency contracts, foreign currency futures and options, and options on securities.

         4. Lend money, except that it may (i) invest in all or a portion of an issue of bonds, debentures and other obligations distributed publicly or of a type commonly purchased by financial institutions (e.g., certificates of deposit, bankers' acceptances or other short-term debt obligations) or other debt obligations in accordance with its objectives or
                  (ii) enter into repurchase agreements; provided that the Fund will not enter into repurchase agreements of more than one week's duration if more than 15% of its net assets would be invested therein together with other illiquid or not readily marketable securities.

         5. Lend its portfolio securities unless the borrower is a broker, dealer or financial institution; provided that the terms, the structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the Rules and Regulations or interpretations of the SEC thereunder.

         6. Engage in the business of underwriting the securities of other issuers (except as the Fund may be deemed an underwriter under the 1933 Act in connection with the purchase and sale of portfolio securities in accordance with its investment objective and policies); provided, however, that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund.

         7. Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment; provided, however, that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund.

         8. Invest its assets in securities of other open-end investment companies but the Fund may invest in closed-end investment companies to the extent permitted by the 1940 Act or rules, regulations or orders issued thereunder; provided, however, that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund.

         9. Participate on a joint or joint and several basis in any securities trading account; provided, however, that combining or "bunching" of orders of other accounts under the investment management of the Adviser or LIM shall not be considered participation in a joint securities trading account.

         10. Invest in or retain the securities of any issuer, if, to the knowledge of the Fund, those officers and trustees of the Fund who individually own in excess of 1/2 of 1% of the issuer's securities own more than 5% of such securities in the aggregate.

         11. Issue senior securities, except as permitted under the 1940 Act and except that the Fund may issue shares of beneficial interest in multiple classes or series.

         12. Purchase securities on margin except as short-term credits may be necessary for the clearance of transactions; provided, however, that this restriction shall not prohibit the Fund from entering into repurchase agreements or option contracts, nor from entering into transactions pursuant to investment restriction 14 below.

         13. Make short sales of securities except short sales against the box; provided, however, that this restriction shall not prohibit the Fund from writing or entering into option contracts.

         14. Borrow money, except as a temporary or emergency measure, and then only from banks and trust companies in an aggregate amount not exceeding 10% of the value of its total assets taken at cost. The Fund may pledge, mortgage, or hypothecate no more than 15% of its total assets in connection with such borrowings.

         15. Lease, acquire, purchase, sell or hold real estate (including limited partnership interests which are not readily marketable), but it may lease office space for its own use and invest in (1) readily marketable interests of real estate investment trusts or readily marketable securities of issuers whose business involves the purchase and sale of real estate; and (2) securities secured by real estate or interests therein.

         Each Fund may, notwithstanding any other fundamental or non-fundamental investment restriction or policy, invest all of its assets in the securities of a single open-end investment company with substantially the same investment objectives, restrictions and policies as that Fund.

         For purposes of the above fundamental investment restrictions regarding industry concentration, the Adviser generally classifies issuers by industry in accordance with classifications set forth in the Standard & Poor's Stock Guide. In the absence of such classification or if the Adviser determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, the Adviser may classify an issuer according to its own sources.

         In addition to the fundamental policies mentioned above, the Board has adopted the following non-fundamental policies which may be changed or amended by action of the Board without approval of shareholders. So long as these non-fundamental restrictions are in effect, the Fund may not:

         (a) Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

         (b) Purchase securities of any other investment company except as permitted by the 1940 Act.

         (c) Purchase securities on margin, except any short-term credits which may be necessary for the clearance of transactions and the initial or maintenance margin in connection with options and futures contracts and related options.

         (d) Invest more than 15% of its net assets in securities which are illiquid (10% of total assets for Government Money Market Fund and Tax Free Market Fund).

         (e) Purchase additional securities if the Fund's borrowings exceed 5% of its net assets.

         All percentage limitations apply only at the time a transaction is entered into. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Fund's net assets will not be treated as a violation. Under the 1940 Act, each Fund will be required to maintain continuous asset coverage of at least 300% for borrowings from a bank. In the event that such asset coverage is below 300%, the applicable Fund will be required to reduce the amount of its borrowings to obtain 300% asset coverage, within three days (not including Sundays and holidays) or such longer period as the rules and regulations of the SEC prescribe.

                ADVISORY, SUBADVISORY AND ADMINISTRATIVE SERVICES

INVESTMENT ADVISER

         Weiss, Peck & Greer, L.L.C. (the "Adviser" or "WPG"), One New York Plaza, New York, New York 10004, serves as investment adviser and administrator to each Fund. See "Management of the Funds --Investment Adviser and Administrator" and "Portfolio Brokerage" in the Prospectus for a description of the duties of WPG as investment adviser and administrator to the Funds.

         On April 3, 1995, Weiss, Peck & Greer, the Funds' prior investment adviser and administrator, was converted from a New York limited partnership to a limited liability company organized under Delaware law. The conversion did not result in any changes in the existing ownership, structure or business of the firm. The conversion did not involve an increase in the advisory fee paid by any Fund and did not result in a change in the employees, services and resources utilized in managing the Funds' investments.

         The Funds' investment advisory agreements (the "Advisory Agreements") were initially approved by the Board, including a majority of the Trustees of the Funds who are not parties to such agreements or "interested persons" (as such term is defined in the 1940 Act) of any party thereto (the "non-Interested Trustees"), on January 20, 1993 and became effective May 1, 1993. On April 23, 1997, the Boards approved the continuation of the Advisory Agreements until April 30, 1998.
         Pursuant to the Advisory Agreements, the Adviser supervises and assists in the management of the assets of each Fund and furnishes each Fund with research, statistical and advisory services. In managing the assets of the Funds, the Adviser furnishes continuously an investment program for each Fund consistent with the investment objectives and policies of that Fund. More specifically, the Adviser determines from time to time what securities shall be purchased for the Fund, what securities shall be held or sold by the Fund and what portion of the Fund's assets shall be held uninvested as cash, subject always to the provisions of the applicable Fund's Declaration of Trust, By-Laws and registration statement and to its investment objectives, policies and restrictions, as each of the same shall be from time to time in effect, and subject, further, to such policies and instructions as the applicable Fund's Board may from time to time establish. To carry out such determinations, the Adviser places orders for the investment and reinvestment of each Fund's assets. (See "Portfolio Brokerage")

         For its investment advisory services under the Advisory Agreements, the Adviser receives an annual fee, payable monthly, which varies in accordance with the average daily net assets of the Funds under the management of the Adviser. The advisory fee is accrued daily and will be prorated if the Adviser shall not have acted as a Fund's investment adviser during any entire monthly period.

         The annual fee rates under the Advisory Agreements and the advisory fees paid to the Adviser or its predecessor in interest, as the case may be, for the fiscal years ended December 31, 1994, 1995 and 1996 are as follows:





                                                                           ADVISORY FEES PAID
                                                                               DECEMBER 31,

                                     Annual
           Fund                     Fee Rate                  1994                1995                  1996
          ------                   ----------                ------              ------                -----

 Government Money           0.50% of net assets up        $    895,479         $    754,581         $    684,845
   Market Fund and            to $500 million
   Tax Free Money           0.45% of net assets                775,568              620,407              637,124
   Market Fund               $500,000 million to $1
                             billion
                            0.40% of net assets $1
                             billion to $1.5 billion
                            0.35% of net assets in
                             excess $1.5 billion
Municipal Fund              0.00% of average daily                -0- (1)              -0-                  -0-
                             net assets while net
                             assets are less than
                             $17 million
                            0.50% of average
                             daily net assets
                             while net assets are
                             $17 million or more
Government Fund             0.60% of net assets              1,801,177            1,117,390              864,402
                             up to $300 million
                            0.55% of net assets $30
                             million to $500
                             million
                            0.50% of net assets in
                             excess of $500 million
Growth and Income           0.75% of net assets                465,783              490,867              551,520
 Fund
Tudor Fund                  0.90% of net assets up           1,664,680            1,361,493            1,634,978
                             to $300 million
                            0.80% of net assets $300
                             million to $500
                             million
                            0.75% of net assets in
                             excess of $500 million
International Fund 93)      0.50% of net assets                96,755(2)             73,504               66,670
                             while net assets are
                             less than $15 million
                            0.85% of net assets
                             while net assets are
                             between $15 million
                             and $20 million
                            1.00% of net assets
                             while net assets are
                             $20 million or more
Growth Fund                 0.75% of net assets              1,273,957              494,164              471,606
Quantitative Fund           0.75% of net assets                449,413              765,319            1,097,250
--------------------

         (1) For the period January 1, 1994 through October 18, 1994, WPG agreed not to impose a portion of its advisory fees and to assume certain other expenses. Had WPG not so agreed, Municipal Fund would have paid advisory fees of $60,191 for the 1994 fiscal year. Prior to October 19, 1994, Municipal Fund paid an advisory fee at the annual rate of 0.50% of average daily net assets.

         (2) For the period January 1, 1994 through October 18, 1994, WPG agreed not to impose a portion of its advisory fee. Had WPG not so agreed, International Fund would have paid advisory fees of $167,015 for the 1994

                                      -32-





fiscal year. Prior to October 19, 1994, International Fund paid an advisory fee at the annual rate of 1.00% of average daily net assets.

         (3) See "Subadviser to the International Fund" below for a discussion of the subadvisory fees paid by the Adviser to the International Fund's subadviser.

         Each Advisory Agreement provides that the Adviser will not be liable for any loss sustained by a Fund by reason of the adoption or implementation of any investment policy or the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research of the Adviser, or upon investigation and research made by any other individual, firm or corporation if such recommendation shall have been made and such other individual, firm or corporation shall have been selected with due care and in good faith, except for a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance by the Adviser of its duties or by reason of the Adviser's reckless disregard of its obligations and duties thereunder.

         Each Advisory Agreement may be modified or amended only with the approval of the holders of a majority of outstanding voting securities of the applicable Fund and by a vote of the majority of the non-Interested Trustees of the Fund. Each Advisory Agreement's continuance must be approved annually by a majority vote of the Board or by a vote of the holders of a majority of the outstanding voting securities of the applicable Fund, but in either event it also must be approved by a vote of a majority of the non-Interested Trustees of the Fund, cast in person at a meeting called for the purpose of voting on such approval. Each Advisory Agreement may be terminated without penalty, by either party, upon 60 days' written notice and automatically will terminate in the event of its assignment.

         Officers and Trustees of the Funds who are also principals and employees of WPG may receive indirect compensation by reason of investment advisory fees paid by the Funds to WPG, in its capacity as the Adviser and Administrator.

         WPG has capital in excess of $13 billion. WPG consists of 45 general principals, one of whom is a member of the NYSE, and certain associate principals. WPG has approximately 245 full-time employees in addition to its principals. WPG and its affiliates act as investment adviser or manager for approximately $13 billion of institutional and private investment accounts, excluding the Weiss, Peck & Green Mutual Funds described in this Statement of Additional Information, U.S. Large Stock Fund and The Tomorrow Funds(TM), for which WPG serves as the investment adviser.

         Roger J. Weiss is a Senior Managing Principal of WPG and Chairman of the Board and Trustee of each of the Funds and President of the International Fund. Stephen H. Weiss, brother of Roger J. Weiss, is also a Senior Managing Principal of WPG. Francis H. Powers is a principal of WPG, and Executive Vice President and Treasurer of each of the Funds. Jay C. Nadel is a principal of WPG and an Executive Vice President and Secretary of each of the Funds. Mr. Arthur
L. Schwarz is a principal of WPG and Vice President of Tax Free Money Market Fund and Municipal Fund. Ms. Janet A. Fiorenza is a principal of WPG and a Vice President of Tax Free Money Market Fund. A. Roy Knutsen is a principal of WPG and President of the Growth and Income Fund. Melville Strauss is a principal of WPG and President and Trustee of Tudor Fund and Growth Fund. The principals of WPG who serve on WPG's executive committee are Stephen H. Weiss (Chairman), Roger J. Weiss, Philip Greer, Melville Straus, Ronald M. Hoffner, Wesley W. Lang, Jr., Mitch Kantor and Gil Cogan.

         The persons responsible for the day-to-day management of each Fund's portfolio are listed in the Prospectus. Messrs. Stephen H. Weiss and Roger J. Weiss may also participate in each Fund's investment decisions and all of the principals in WPG consult on a regular basis among themselves about general market conditions, as well as specific securities and industries.

         In the management of the Funds and their other accounts, WPG and its affiliates allocate investment opportunities to all accounts for which they are appropriate subject to the availability of cash in any particular account and the final decision of the individual or individuals in charge of such accounts. Where market supply is inadequate for a distribution to all such accounts, securities are allocated on a pro rata basis. In some cases this procedure may have an adverse effect on the price or volume of the security as far as the Funds are concerned. However, it is the judgment of the Board that the desirability of continuing the Funds' advisory arrangements with the Adviser outweighs any disadvantages that may result from contemporaneous transactions. See "Portfolio Brokerage."

SUBADVISER TO THE INTERNATIONAL FUND

         Hill Samuel Investment Management Limited ("Hill Samuel" or the "Subadviser") of London, England, serves as subadviser to the International Fund pursuant to a Subadvisory Agreement by and among the Fund, the Adviser and Hill Samuel. Prior to April 4, 1996, Lloyds Investment Management International Limited ("LIMI"), an affiliate of Hill Samuel, served as the International Fund's subadviser. LIMI merged with Hill Samuel on April 4, 1996 in a transaction that did not, in the opinion of counsel to Hill Samuel and LIMI, result in an "assignment" of the Subadvisory Agreement (as such term is defined in the 1940 Act and the rules thereunder). The Subadvisory Agreement was most recently approved by the Board of International Fund on April 23, 1997, was approved by the shareholders of the International Fund on April 21, 1993 and became effective May 1, 1993. Hill Samuel is a United Kingdom corporation regulated by IMRO in the United Kingdom and registered with the SEC as an investment adviser under the Investment Advisers Act of 1940. Hill Samuel is an indirect wholly owned subsidiary of Lloyds TSB plc of London ("Lloyds TSB"), a major U.K. banking institution whose predecessor was established in 1677 and whose shares are listed on the International Stock Exchange in London. Hill Samuel services clients throughout the world ranging from governments, financial institutions and international companies to small growing concerns, charities, pension funds, mutual funds, closed-end trusts and private individuals. Hill Samuel maintains global investment management capabilities covering equity, fixed income, money market and other investment assets and instruments. Hill Samuel conducts investment research directly and through associated and joint venture companies and utilizes a variety of other external sources, including brokers and dealers who may execute transactions for the Fund and other clients. London-based specialist investment managers and analysts visit international markets and remain in continuous contact with affiliated advisory organizations of Hill Samuel.

         Under the Subadvisory Agreement, Hill Samuel provides the International Fund and the Adviser with investment research, advice and supervision and with an investment program for that portion of the International Fund's portfolio invested in foreign securities consistent with the International Fund's objective and policies. Pursuant to the Subadvisory Agreement, the Adviser pays to Hill Samuel a quarterly advisory fee equal on an annual basis to 0.40% of the advisory fee actually received by the Adviser from the International Fund. The International Fund has no responsibility to pay Hill Samuel's fees and pays only the Adviser's fee. Hill Samuel's predecessor in interest agreed not to impose all or a portion of its fee (payable by the International Fund's investment adviser) from time to time since the International Fund's inception. For the years ended December 31, 1994, 1995 and 1996, WPG (or its predecessor in interest) paid Hill Samuel or its predecessor in interest, as the case may be, $38,702, $29,402 and $26,668, respectively, in subadvisory fees. The amount of the advisory fees paid by WPG (or its predecessor in interest) to Hill Samuel's predecessor in interest would have been $66,806 for the 1994 fiscal year had the entire fee been imposed.

         The Agreement provides that the Subadviser will not be liable for any loss sustained by the International Fund by reason of the adoption or implementation of any investment policy or the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon investigation and research made by any other individual, firm or corporation if such recommendation shall have been made and such other individual firm or corporation shall have been selected with due care and in good faith, except for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance by the Subadviser of its duties or by reason of the Subadviser's reckless disregard of its obligations and duties thereunder.

         The Adviser may from time to time recommend to the Board the engagement of a new subadviser. Any agreement with a new subadviser will be subject to the approval of a majority vote of shareholders of the International Fund.

         The subadvisory fee is accrued daily and will be prorated if Hill Samuel shall not have acted as the International Fund's subadviser during any entire monthly period. The Subadvisory Agreement may be modified or amended only with the approval of the holders of a majority of the outstanding voting securities of the International Fund and by a vote of the majority of the non-Interested Trustees of the International Fund. The Subadvisory Agreement's continuance must be approved annually by a majority of the Board of the International Fund or by a vote of the holders of a majority of the outstanding voting securities of the International Fund, but in either event it also must be approved by a vote of the majority of the non-Interested Trustees of the International Fund, cast in person at a meeting called for the purpose of voting on such approval. The Subadvisory Agreement may be terminated without penalty by any party upon 60 days' written notice and will terminate automatically in the event of its assignment.

         In the management of the International Fund and their other accounts, WPG and the Subadviser and their subsidiaries allocate investment opportunities to all accounts for which they are appropriate subject to the availability of cash in any particular account and the final decision of the individual or individuals in charge of such accounts. Where market supply is inadequate for a distribution to all such accounts, securities are allocated on a pro rata basis. In some cases this procedure may have an adverse effect on the price or volume of the security as far as the International Fund is concerned. However, it is the judgment of the Board that the desirability of continuing the International Fund's advisory arrangements with the Adviser and the Subadviser outweighs any disadvantages that may result from contemporaneous transactions. See "Portfolio Brokerage."

ADMINISTRATOR

         WPG, in its capacity of administrator to the Funds, performs administrative, transfer agency related and shareholder relations services and certain clerical and accounting services for each Fund under separate administration agreements (the "Administration Agreements"). More specifically, these obligations pursuant to the Administration Agreements include, subject to the general supervision of the Boards, (a) providing supervision of all aspects of the Funds' non-investment operations (the parties giving due recognition to the fact that certain of such operations are performed by others pursuant to agreements with the Funds), (b) providing the Funds, to the extent not provided pursuant to their custodian and transfer agency agreements or agreements with other institutions, with personnel to perform such executive, administrative, accounting and clerical services as are reasonably necessary to provide effective administration of the Funds, (c) arranging, to the extent not provided pursuant to such agreements, for the preparation, at the Funds' expense, of its tax returns, reports to shareholders, periodic updating of the prospectuses and reports filed with the SEC and other regulatory authorities, (d) providing the Funds, to the extent not provided pursuant to such agreements, with adequate office space and certain related office equipment and services, (e) maintaining all of the Funds' records other than those maintained pursuant to such agreements or the Advisory Agreements, and (f) providing to the Funds transfer agency-related and shareholder relations services and facilities and the services of one or more of its employees or officers, or employees or officers of its affiliates, relating to such functions (including salaries and benefits, office space and supplies, equipment and teaching).

         For its services under the Administration Agreements, WPG is entitled to receive a fee, computed daily and payable monthly, at an annual rate based on each Fund's average daily net assets and the annual fee rates are as follows:



                                                                               Administration Fees Paid
                                                                           for the year ended December 31,

                                    Present Annual
             Fund                     Annual Rate                         1994                1995               1996
            ------                  ----------------                     ------              ------             -----
Government Money                    0.06%                              $  107,731        $   90,549        $    82,182
Market Fund
Tax Free Money Market               0.03%                                  46,534            34,224             38,227
Fund
Municipal Fund                      0.00% while net                           -0-               -0-                -0-
                                      assets are less
                                      than $50 million
                                    0.12% while net
                                      assets are $50
                                      million or
                                      more
Government Fund                     0.03%                                  90,467            55,869             43,212
Growth and Income Fund              0.09%                                  55,867            58,904             66,182
Tudor Fund                          0.07%                                 129,475           105,894            127,165
International Fund                  0.06% of net                            8,667               -0-                -0-
                                      assets in excess
                                      of $25 million
Growth Fund                         0.02%                                  33,972            13,177             12,576
Quantitative Fund                   0.02%                                  11,984            20,409             29,280

         Each Administration Agreement provides that WPG will not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which the Agreements relate, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of WPG in the performance of its duties or from the reckless disregard by WPG of its obligations and duties thereunder. Each Administration Agreement's continuance must be approved annually by a majority vote of the Board and may be terminated without penalty, by either party, upon 60 days' written notice.



EXPENSES

         With respect to each Fund, the Fund pays: (i) fees and expenses of any investment adviser or administrator of the Fund; (ii) organization expenses of the Fund; (iii) fees and expenses incurred by the Fund in connection with membership in investment company organizations; (iv) brokers' commissions; (v) payment for portfolio pricing services to a pricing agent, if any; (vi) legal, accounting or auditing expenses (including an allocable portion of the cost of WPG's employees rendering legal services to the Fund); (vii) interest, insurance premiums, taxes or governmental fees; (viii) the fees and expenses of the transfer agent of the Fund; (ix) the cost of preparing stock certificates or any other expenses, including, without limitation, clerical expenses of issue, redemption or repurchase of shares of the Fund; (x) the expenses of and fees for registering or qualifying shares of the Fund for sale and of maintaining the registration of the Fund and registering the Fund as a broker or a dealer; (xi) the fees and expenses of Trustees of the Fund who are not affiliated with the Adviser; (xii) the cost of preparing and distributing reports and notices to shareholders, the SEC and other regulatory authorities; (xiii) the fees or disbursements of custodians of the Fund's assets, including expenses incurred in the performance of any obligations enumerated by the Declaration of Trust or By-Laws of the Fund insofar as they govern agreements with any such custodian;
(xiv) costs in connection with annual or special meetings of shareholders, including proxy material preparation, printing and mailing; and (xv) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business.

         During the fiscal year ended December 31, 1996, the Adviser voluntarily reimbursed the Municipal Fund in the amount of $21,096.

         Each Fund may also enter into arrangements with third parties that provide omnibus accounting and transfer agency-related services (including recordkeeping and nondistribution-related shareholder servicing) for the benefit of Fund shareholders who are the beneficial owners of Fund shares held in nominee form with the third parties. A Fund may compensate such third parties for the provision of subaccounting and transfer agency-related services based on a percentage of the Fund's assets for which such entities perform such services. To the extent that a Fund compensates a third party for the provision of these services, it will not incur duplicative fees with its transfer agent. As of the date of this Statement of Additional Information, the Funds have entered into arrangements with the following third parties omnibus account service providers:
Hewitt (Government Fund), Mercer (Government Fund), Jack White (Growth and Income Fund, Tudor Fund, Government Fund, Growth Fund, International Fund, Quantitative Fund and Municipal Fund), Corroon (each Fund), Schwab (Quantitative Fund and Municipal Fund) and Fidelity (Growth and Income Fund, Tudor Fund, Government Fund, Growth Fund, Quantitative Fund and Municipal Fund).

         The Funds' Advisory and Administration Agreements each provide that WPG, in its capacities as investment adviser and administrator, may render similar services to others so long as the services provided thereunder are not impaired thereby.

         In an attempt to avoid any potential conflict with portfolio transactions for a Fund, the Adviser and the Funds have adopted extensive restrictions on personal securities trading by personnel of the Adviser and its affiliates. These restrictions include: pre-clearance of all personal securities transactions and a prohibition of purchasing initial public offerings of securities. These restrictions are a continuation of the basic principle that the interests of the Funds and their shareholders come before those of the Adviser and its principals and employees.

ADMINISTRATION AND SERVICE PLANS

         Under the administration and service plans of the Government Fund and the International Fund (each, a "Plan" and together, the "Plans"), these Funds may enter into contracts ("Servicing Agreements") with banks (other than the Custodian), trust companies, broker-dealers (other than WPG) or other financial organizations ("Service Organizations") to provide certain administrative and shareholder services ("Services") on behalf of the Funds.

         A Service Organization will receive a fee payable by the applicable Fund in respect of shares held by or through such Service Organization for its customers for Services performed pursuant to the Plan and the applicable Servicing Agreement. The schedule of fees and the basis upon which such fees will be paid will be determined by the Trustees of the applicable Fund; provided, however, that the aggregate annual fees to be paid to all Service Organizations and a Fund's expenses under the Plans will not exceed 0.05% of the Fund's average daily net assets per year. Neither the Custodian nor WPG will be a Service Organization or receive fees for Services. During the year ended December 31, 1996, the Government Fund paid or incurred fees to Service Organizations of $1,769 pursuant to its Plan, all of which was paid to dealers. During the year ended December 31, 1996, no fees were paid by the International Fund pursuant to its Plan.

         Rule 12b-1 (the "Rule") under the 1940 Act regulates the circumstances under which an investment company may, directly or indirectly, bear the expenses of distributing its shares. The Rule defines such distribution expenses to include the cost of "any activity which is primarily intended to result in the sale of fund shares." The Rule provides, among other things, that an investment company may bear such expenses only pursuant to a plan adopted in accordance with the Rule. Because some or all of the fees to be paid to certain Service Organizations, in some cases, could be deemed to be payment of distribution expenses, and because the Government Fund and the International Fund bear the expense of preparing, printing and distributing the Prospectus and Statement of Additional Information, the Boards have adopted the Plans and will enter into Service Agreements pursuant thereto. In adopting the Plans, the Boards concluded that there is a reasonable likelihood that the Plans will benefit the Government Fund and the International Fund and their respective shareholders by the provision of the services described above. Specifically, the Boards determined that the Plans would increase the assets of the Funds which may reduce each Fund's expense ratio, reduce securities transaction costs, reduce the advisory fee rates, prevent untimely disposition of portfolio securities to meet redemption requests and increase the diversification of the Fund's investments. The Boards last approved the Plans and Servicing Agreements on April 23, 1997.

         The Plans permit, among other things, the payments to Service Organizations and the reimbursement by the Funds, as well as the payment by the Funds, of the costs of preparing, printing and distributing prospectuses and statements of additional information for prospective and existing shareholders and of implementing and operating the Plans as described above. A report of the amounts so expended, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review at least quarterly. In addition, the Plans provide that they may not be amended to increase materially the costs which a Fund may bear for distribution pursuant to its Plan without shareholder approval and that the other material amendments of the Plan must be approved by the Trustees, and by the non-Interested Trustees who do not have any direct or indirect financial interest in the operation of the Plan or in the related Service Agreements, by vote cast in person at a meeting called for the purpose of considering such amendments. The selection and nomination of the non-Interested Trustees of the Government Fund and the International Fund has been committed to the discretion of the non-Interested Trustees of the Government Fund and the International Fund. Each Plan is subject to annual approval, by the applicable Board and by the non-Interested Trustees who do not have any direct or indirect financial interest in the operation of the Plan or in any of such Service Agreements, by vote cast in person at a meeting called for the purpose of voting on the Plan.

         Each Plan is terminable at any time by a vote of a majority of the non-Interested Trustees who have no direct or indirect financial interest in the operation of the Plan or in any of the related Service Agreements or by vote of the holders of a majority of the outstanding voting securities of the applicable Fund. Any Service Agreement will be terminable without penalty, at any time, by vote of a majority of the non-Interested Trustees who have no direct or indirect financial interest in the operation of the applicable Plan or in any of the related Service Agreements, or upon not more than 60 days' written notice to the Service Organization by vote of the holders of a majority of the outstanding voting securities of the applicable Fund. Each Service Agreement will terminate automatically in the event of its assignment.

         The Glass-Steagall Act and other applicable statutes and regulations prohibit certain types of banks from engaging in the business of underwriting, selling or distributing securities. While the scope of this prohibition has not been clearly defined by the courts or appropriate regulatory agencies, the Trustees believe that such laws should not preclude a bank from acting as a Service Organization. Accordingly, the Government Fund and the International Fund may engage banks to perform administrative and shareholder servicing functions. Judicial or administrative decisions or interpretations of such laws, as well as changes in either federal or state statutes or regulations relating to the permissible activities of banks and their subsidiaries or affiliates, could prevent a bank from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, its shareholder clients would be permitted to remain shareholders of the Funds and alternative means for continuing the servicing of such shareholders would be sought. In that event, changes in the operation of the Funds might occur and a shareholder serviced by such bank might no longer be able to avail itself of any automatic investment or other services then being provided by the bank. The Trustees do not expect that shareholders would suffer any adverse financial consequences as a result of any of these occurrences. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and banks and other financial institutions purchasing shares on behalf of their customers may be required to register as dealers pursuant to state law.

                              TRUSTEES AND OFFICERS

         Each Board has responsibility for management of the business of its Fund(s). The executive officers of each Fund are responsible for its day to day operation. Set forth below is certain information concerning the Trustees and officers of the Funds. Unless otherwise noted, each individual serves in the capacity indicated with each Fund. Trustees deemed to be "interested persons" of the Funds for purposes of the 1940 Act are indicated by an asterisk. Each of the non-Interested Trustees is a member of each Fund's Audit Committee and Special Nominating Committee.



                                                                      Principal Occupations During Past
Name and Address/Date of Birth                    Title                         Five Years
------------------------------              -------------------       ----------------------------------

Roger J. Weiss*                             Chairman of the           Senior Managing Principal, WPG;
One New York Plaza                          Board and Trustee;        Chairman of the Board and Trustee,
New York, NY  10004                         President(4 )             RWB/WPG U.S. Large Stock Fund and
                                                                      Tomorrow Funds Retirement Trust;
4/29/39                                                               Executive Vice President and Director,
                                                                      WPG Advisers, Inc.
Melville Straus*                            Executive Vice            Principal, WPG; President and Director,
One New York Plaza                          President(2);             WPG Advisers, Inc.
New York, NY  10004                         President(3); and
                                            Trustee(2),(3),(5)
3/16/39
Raymond R. Herrmann, Jr.                    Trustee                   Chairman of the Board, Sunbelt Beverage
654 Madison Avenue                                                    Corporation (distributor of wines and
Suite 1400                                                            liquors); Former Vice Chairman and
New York, NY  10017                                                   Director, McKesson Corporation (U.S.
                                                                      distributor of drugs and health care
9/11/20                                                               products, wine and spirits); Life Member,
                                                                      Board of Overseers of Cornell Medical
                                                                      College; Member of Board and Executive
                                                                      Committee, Sky Ranch for Boys; Member,
                                                                      Evaluation Advisory Board, Biotechnology
                                                                      Investments, Ltd.; Trustee, RWB/WPG
                                                                      U.S. Large Stock Fund and Tomorrow
                                                                      Funds Retirement Trust
Lawrence J. Israel                          Trustee                   Private Investor; Director and Trustee of
200 Broadway, Suite 249                                               the Touro Infirmary; Member of the
New Orleans, LA  70118                                                Intercollegiate Athletics Committee of the
                                                                      Administrators of the Tulane Educational
12/13/34                                                              Fund; Trustee, RWB/WPG U.S. Large
                                                                      Stock Fund and Tomorrow Funds
                                                                      Retirement Trust



                                      -39-









                                                                      Principal Occupations During Past
Name and Address/Date of Birth                    Title                         Five Years
------------------------------              -------------------       ----------------------------------

Graham E. Jones                             Trustee                   Financial Manger, Practice Management
330 Garfield Street, Suite 200                                        Systems (Medical Services Company);
Santa Fe, NM 87501                                                    Director, the Malaysia Fund; Director, the
                                                                      Thai Fund; Member of the Advisory
1/31/33                                                               Council, The Thailand Fund; Director, the
                                                                      Turkish Investment Fund; Trustee, various
                                                                      investment companies managed by
                                                                      Morgan Grenfell Capital Management, Inc.
                                                                      and Morgan Grenfell Investment Services,
                                                                      Ltd., since 1993; Director, the Pakistan
                                                                      Fund; Trustee, RWB/WPG U.S. Large
                                                                      Stock Fund
Paul Meek                                   Trustee                   Financial and Economic Consultant to
5837 Cove Landing Road                                                foreign central banks under the auspices
Burke, VA  22015                                                      of each of the Harvard Institute for
                                                                      International Development, the Inter-
11/12/25                                                              national Monetary Fund and the World
                                                                      Bank; President, PM Consulting (financial
                                                                      and economic consulting); Former
                                                                      Consultant, Fischer, Francis, Trees & Watts
                                                                      ("FFTW") (fixed income investment
                                                                      managers); Trustee, FFTW Funds; Former
                                                                      Vice President and Monetary Adviser,
                                                                      Federal Reserve Bank of New York;
                                                                      Trustee, RWB/WPG U.S. Large Stock
                                                                      Fund
William B. Ross                             Trustee                   Financial Consultant; Former Senior Vice
2733 E. Newton Avenue                                                 President, Mortgage Guaranty Insurance
Shorewood, WI  53211                                                  Corporation (mortgage credit insurer);
                                                                      Former Senior Vice President, MGIC
8/22/27                                                               Investment Corporation (financial services
                                                                      holding company); Trustee, RWB/WPG
                                                                      U.S. Large Stock Fund
Harvey E. Sampson                           Trustee                   Chief Executive Officer and Chairman of
600 Secaucus Road                                                     Harvey Group, Inc. (retail sales of
Secaucus, NJ  07094                                                   consumer electronics); Trustee, Cornell
                                                                      University Joint Board of The New York
3/29/29                                                               Hospital - Cornell Medical Center;
                                                                      Trustee, North Shore University Hospital;
                                                                      Trustee, RWB/WPG U.S. Large Stock
                                                                      Fund and Tomorrow Funds Retirement
                                                                      Trust
Robert A. Straniere                         Trustee                   Member, New York State Assembly; Sole
182 Rose Avenue                                                       Proprietor, Straniere Law Firm; Director,
Staten Island, NY  10306                                              various Reich and Tang Funds; Trustee,
                                                                      RWB/WPG U.S. Large Stock Fund
3/28/41


                                      -40-








                                                                      Principal Occupations During Past
Name and Address/Date of Birth                    Title                         Five Years
------------------------------              -------------------       ----------------------------------

A. Roy Knutsen*                             President(2)              Principal, WPG
One New York Plaza
New York, NY  10004

6/10/40
Francis H. Powers*                          Executive Vice            Principal, WPG; Vice President and
One New York Plaza                          President and             Secretary, Weiss, Peck & Greer Advisers,
New York, NY  10004                         Treasurer                 Inc.; Executive Vice President and
                                                                      Treasurer, RWB/WPG U.S. Large Stock
7/6/40                                                                Fund and Tomorrow Funds Retirement
                                                                      Trust
Jay C. Nadel*                               Executive Vice            Principal, WPG; Director, Operating
One New York Plaza                          President and             Departments of WPG; Executive Vice
New York, NY  10004                         Secretary                 President and Secretary, RWB/WPG U.S.
                                                                      Large Stock Fund and Tomorrow Funds
7/21/58                                                               Retirement Trust
Arthur Schwarz*                             Vice President(1)         Principal, WPG
One New York Plaza
New York, NY  10004

8/4/35
Janet A. Fiorenza*                          Vice President(1)         Principal, WPG
One New York Plaza
New York, NY  10004

6/9/49
S. Blake Miller*                            Vice President1           Associate Principal, WPG
One New York Plaza
New York, NY  10004

3/4/65
Arlen S. Oransky*                           Assistant Vice            Vice President, Mutual Funds Operations,
One New York Plaza                          President                 WPG
New York, NY  10004

2/17/56
Joseph J. Reardon*                          Vice President            Senior Vice President, Mutual Fund
One New York Plaza                                                    Operations, WPG; Vice President,
New York, NY  10004                                                   Tomorrow Funds Retirement Trust

4/4/60


                                      -41-









                                                                      Principal Occupations During Past
Name and Address/Date of Birth                    Title                         Five Years
------------------------------              -------------------       ----------------------------------
Joseph Parascondola*                        Assistant Vice            Assistant Manager, Mutual Fund
One New York Plaza                          President                 Operations, WPG since 1995; Assistant
New York, NY  10004                                                   Vice President, Tomorrow Funds
                                                                      Retirement Trust; Manager, Mutual Fund
6/6/63                                                                Accounting, Concord Financial Group
                                                                      prior thereto



COMPENSATION OF TRUSTEES AND OFFICERS

         The Funds pay no compensation to their Trustees affiliated with the Adviser or to their officers. None of the Trustees or officers have engaged in any financial transactions with any Fund or with the Adviser during the past fiscal year (other than the purchase and redemption of Fund shares)

         The following table sets forth the compensation paid to the Trustees for the Funds' fiscal years ended December 31, 1996:


-------------------------------

1.       Tax Free Money Market Fund and Municipal Fund.
2.       Growth and Income Fund.
3.       Tudor Fund.
4.       International Fund.
5.       Growth Fund.
                                                       -42-




                          Aggregate Compensation From*

  -----------------------------------------------------------------------------------



                                   Government  Tax-Free                          Growth
                                     Money      Money                             and
                                     Market     Market   Municipal Government    Income  Tudor  International   Growth  Quantitative
  Name of Trustee                     Fund      Fund       Fund       Fund        Fund   Fund       Fund         Fund      Fund
---------------------------------- --------    -------   --------- ----------    ------  -----  -------------   ------  ------------
Roger J. Weiss                       $0         $0         $0         $0           $0      $0       $0           $0           $0
Melvin Straus                         N/A        N/A        N/A       N/A           0       0        N/A          0          N/A
Raymond R. Herrmann, Jr.             2,625      2,625     2,625      2,625       2,625   2,625     2,625        2,625        2,625
Thomas J. Hilliard, Jr.***           2,625      2,625     2,625      2,625       2,625   2,625     2,625        2,625        2,625
Lawrence J. Israel                   2,625      2,625     2,625      2,625       2,625   2,625     2,625        2,625        2,625
Graham E. Jones                      2,625      2,625     2,625      2,625       2,625   2,625     2,625        2,625        2,625
Paul Meek                            2,625      2,625     2,625      2,625       2,625   2,625     2,625        2,625        2,625
William B. Ross                      2,625      2,625     2,625      2,625       2,625   2,625     2,625        2,625        2,625
Harvey E. Sampson                    2,625      2,625     2,625      2,625       2,625   2,625     2,625        2,625        2,625
Robert A. Straniere                  2,625      2,625     2,625      2,625       2,625   2,625     2,625        2,625        2,625



                                   Pension or
                                   Retirement            Total
                                    Benefits          Compensation
                                   Accrued as         from the Funds
                                    Part of            and Other
                                     Funds'            Funds in
  Name of Trustee                  Expenses            Complex**
------------------------------     ----------         --------------
Roger J. Weiss                         $0                  $0
Melvin Straus                           0                   0
Raymond R. Herrmann, Jr.                0                34,125
Thomas J. Hilliard, Jr.***              0                24,125
Lawrence J. Israel                      0                34,125
Graham E. Jones                         0                24,125
Paul Meek                               0                24,125
William B. Ross                         0                24,125
Harvey E. Sampson                       0                34,125
Robert A. Straniere                     0                24,125


--------

         *In addition to the compensation paid during 1996 by the Funds to the Trustees, the Funds paid deferred compensation to Willis Winn, a former Trustee, as follows: Growth and Income Fund - $8,640; Tudor Fund - $8,640; Growth Fund - $6,348; Government Fund - $6,348; Government Money Market Fund - $4,628; Tax Free Money Market Fund - $4,628; International Fund - $3,081; and Quantitative Fund - $484.

         **As of December 31, 1996, there were 15 mutual funds in the Weiss, Peck & Greer group of funds (including the Tomorrow(R) Funds) that publicly offer their shares.

         ***Mr. Hilliard retired as a Trustee of the Funds in October, 1996.



BENEFICIAL OWNERSHIP
AS OF APRIL 1, 1997
                                      Shares (percentage of
                                      outstanding) Held By

                                                                                                          WPG Advisory
                                                                                                        Accounts in which
                                      Trustees and Officers                  WPG Advisory                WPG Disclaims
                    Fund              (as a group)              WPG           Accounts(1)              Beneficial Ownership
                    ----              ------------              ---           --------                 -------------------
Government Money Market                   *                      0           57,328,000 (41.93%)          55,454,000 (97.6%)
Fund

Tax Free Money Market Fund                *                      0           69,826,000 (44.33%)          69,826,000 (100%)

Municipal Fund                            *                      0              899,602 (47.71%)             899,602 (100%)

Government Fund                           *                 11,621 (0.09%)    7,981,345 (62.69%)           7,960,682 (99.7%)

Growth and Income Fund                    *                  4,558 (0.16%)    1,451,565 (50.31%)           1,432,627 (98.7%)

Tudor Fund                             129,507 (1.72%)       5,807 (0.08%)    2,009,862 (26.69%)           1,982,114 (98.6%)

International Fund                        *                 10,593 (0.87%)      921,682 (75.58%)             915,205 (99.3%)

Growth Fund                               *                  1,112 (0.21%)      470,755 (90.75%)             470,755 (100%)

Quantitative Fund                         *                      0           10,917,508 (66.50%)          10,747,475 (98.4%)



-----------------------------

       *As of April 1, 1997, the Trustees and officers of each Fund as a group beneficially owned not more than 1% of the outstanding shares of each Fund.

       (1)WPG  Advisory  Accounts  are  advisory  accounts  over  which WPG or its
affiliates  have  discretionary   investment   authority  and/or   discretionary
authority to vote the securities held in such accounts.

CERTAIN SHAREHOLDERS

         As of March 31, 1997, no person within the knowledge of the management of the Funds directly or indirectly owned, controlled or held with power to vote 5% or more of the outstanding voting securities (i.e., shares) of any Fund, except as set forth below:




                                                            PERCENTAGE OF
        NAME AND ADDRESS                                  OUTSTANDING SHARES
-------------------------------                           ------------------

TAX FREE MONEY MARKET FUND

       Robert Sussman &                                          13.39%
       Robynn Sussman JT WROS
       21 Murray Hill Road
       New York, NY  10583

       Calvin Klein, Inc.                                   .     9.61%
       c/o Ms. Pamela Donnelly
       205 West 39th Street
       New York, NY 10018

       Michael C. Dermody TTEE                                    6.35%
       Michael C. Dermody Trust
       FBO Michael C. Dermody
       U/A DTD 08/10/89
       P.O. Box 7438
       Reno, NV  89510-7430

GOVERNMENT FUND

       The Trust Co. of Toledo NA                                11.95%
       Ttee. Toledo Plumbers Local
       #50 Pension & Retirement Option C
       Attn:  Lenore Peterson
       6135 Trust Drive, Suite #206
       Holland, OH 43528

       The Trust Co. of Toledo Ttee                              10.65%
       For NWO Plumbers & Pipefitters
       Local 50 Pension and Trust
       6135 Trust Drive
       Holland, OH 43528

       Key Trust Co Ttee FBO                                      6.05%
       Bricklayers Allied Craftsmen
       Local 83 Pen/PL
       A/C 40009500
       P. O. Box 94871
       Cleveland, OH 44101-4871

GROWTH AND INCOME FUND

       Star Creations Hong Kong Ltd.                             11.72%
       Attn:  Chinhyun Kim, VP
       503 Fellowship Road
       Mt. Laurel, NJ  08054


                                      -45-









                                                            PERCENTAGE OF
        NAME AND ADDRESS                                  OUTSTANDING SHARES
-------------------------------                           ------------------

       Sunbelt Beverage Corporation*                              8.13%
       Profit Sharing Plan
       2330 West Joppa Road, Suite 330
       Lutherville, MD  21095

INTERNATIONAL FUND

       Eli Witt Pension                                           7.77%
       # RD76265-67
       c/o Chemical Bank
       Attn:  Walter Patterson 4th Floor
       4 New York Plaza
       New York, NY  10004

       American Society of Hematology                             7.22%
       Attn:  Beverly S. Mitchell, M.D.
       Department of Pharmacology
       CB 7365 1106 FLOB
       University of North Carolina
       Chapel Hill, NC  27599

GROWTH FUND

       Mac & Co.                                                 19.45%
       A/C IRWF0763452
       P.O. Box 3198
       Mutual Funds Operations
       Pittsburgh, PA  15230-3198

       Local 25 SEIU & Participant                               11.03%
       Employers Pension Trust
       111 West Jackson, Suite 2102
       Chicago, IL  60604

       Mac & Co.                                                 10.44%
       A/C #861-319
       P.O. Box 320
       Mellon Bank Mutual Funds
       Pittsburgh, PA  15230-0320

       Wisconsin State Carpenter Pension Fund                     9.33%
       A/C Weiss Acct #416-977001
       c/o First Wisconsin National Bank
       Madison-Corporate Invest. Dept.
       Box 7900 Attn:  Business Custody
       Madison, WI  55707



--------

        *Mr. Herrmann, a non-interested Trustee of each Fund, is Chairman of the Board of Sunbelt Beverage Corporation. Mr. Herrmann disclaims beneficial ownership of more than 99% of the shares held by the Sunbelt Beverage Corporation's Profit Sharing Plan.



                                                            PERCENTAGE OF
        NAME AND ADDRESS                                  OUTSTANDING SHARES
-------------------------------                           ------------------

       Museum of Modern Art                                      8.030
       Chase Manhattan Bank
       Attn:  Claire Kennedy-Port Supp Svcs
       A/C # 40062760
       1211 Avenue of the Americas
       New York, NY  10017

       Long Island University                                     6.15%
       Not For Profit Corporation
       Attn:  Robert Pavese
       University Center
       780 Northern Boulevard
       Brookville, NY  11548-1326

       Fox Valley Laborers Pension Fund                           5.28%
       Taft Hartley Fund
       28 North 1st Street
       Geneva, IL  60134-2221

QUANTITATIVE FUND

       The Trust Co. of Toledo Ttee                              14.34%
       for NWO Plumbers & Pipefitters
       Local 50 Pension and Trust
       6135 Trust Drive, Suite 206
       Holland, OH 43528

       The Trust Co. of Toledo NA                                12.30%
       Ttee. Toledo Plumbers Local
       #50 Pension & Retirement Pool A
       Attn:  Lenore Peterson
       6135 Trust Drive
       Holland, OH  43528

       Star Creations Hong Kong Ltd.                             10.72%
       910-911 New World Office Building
       East Wing
       24 Salisbury Road
       Kowloon
       Hong Kong

       Laborers Local 231 Pension Fund                            5.39%
       2503 Broadway
       Perkin, IL  61554

       Eli Witt Pension                                           5.11%
       #RD76265-67
       C/O Chemical Bank
       Attn:  Walter Patterson 4th Floor
       4 New York Plaza
       New York, NY  10004

                             HOW TO PURCHASE SHARES

(See "How to Purchase Shares" in the Prospectus.)

       The offering of shares of each Fund is continuous. A Fund may terminate the continuous offering of its shares at any time at the discretion of its Trustees. Shares of the Funds may be purchased from the Funds directly by an investor or may be purchased on behalf of an investor by WPG or, in the case of Government Fund and International Fund, by a Service Organization. An investor directly purchasing a Fund's shares should complete and execute the subscription form included with the Prospectus in accordance with the instructions in the Prospectus. Investors purchasing a Fund's shares through WPG or a Service Organization should contact WPG or the Service Organization, as appropriate, directly by mail or by telephone for appropriate instructions.

       In the case of telephone subscriptions, if full payment for telephone subscriptions is not received by the Fund within the customary time period for settlement then in effect after the acceptance of the order by the Fund, the order is subject to cancellation and the purchaser will be liable to the affected Fund for any loss suffered as a result of such cancellation. To recoup such loss each Fund reserves the right to redeem shares owned by any shareholder whose purchase order is cancelled for non-payment, and such purchaser may be prohibited from placing further telephone orders.

       The purchaser of a Fund's shares pays no sales load or underwriting commission with respect to an investment in the Fund. If a subscription or redemption is arranged and settlement made through a member of the National Association of Securities Dealers, Inc. ("NASD"), then that member may, in its discretion, charge a fee for this service. Service Organizations may receive fees for certain administrative services which they perform for the Government Fund and International Fund and may also charge their customers fees for automatic investment, redemption or other services provided to the customers. Information concerning services and customer charges will be provided by the particular Service Organization to any customer who must authorize the purchase of a Fund's shares prior to such purchase.

       Shares of the Funds may be transferred upon delivery to the Transfer Agent of appropriate written instructions which clearly identify the account and the number of shares to be transferred. Such instructions must be signed by the registered owner and must be accompanied by certificates for the shares, if any, which are being transferred, duly endorsed, or with an executed stock power. No signature guarantee will be required on a transfer request if the proceeds of the transfer are requested to be made payable to the shareholder of record and sent to the record address of such shareholder. Otherwise, the signature on the letter of instructions and the share certificates or the stock power must be guaranteed, and otherwise be in good order for purposes of transfer. See "How to Redeem Shares" in the Prospectus for a discussion of acceptable signature guarantors. The Funds are not bound to record any transfer until all required documents have been received by the Transfer Agent.

LIMITS ON FUND SHARE TRANSACTIONS

       In order to reduce the investment performance effect of excessive shareholder trading in shares of the Weiss, Peck & Greer Equity Funds and to minimize the Funds' transaction expenses, WPG has adopted a policy of limiting the number of shareholder exchange and purchase/redemption transactions by any one account (or group of accounts under common management) involving Weiss, Peck & Greer Equity Funds ("Equity Share Transactions"), to a total of six such transactions per calendar year, computed on a multi-fund basis. Equity Share Transactions subject to this limit are: (a) exchanges into or out of any Weiss, Peck & Greer Equity Fund; and (b) any pair of transactions involving a purchase followed by a redemption for offsetting or substantially similar amounts, in any one Weiss, Peck & Greer Equity Fund.

       The Weiss, Peck & Greer Equity Funds currently include WPG Tudor Fund, WPG Growth and Income Fund, Weiss, Peck & Greer International Fund, WPG Growth Fund and WPG Quantitative Equity Fund. This limit does not apply to any transactions solely among or solely involving WPG Government Securities Fund, WPG Government Money Market Fund, WPG Tax Free Money Market Fund and the WPG Intermediate Municipal Bond Fund.

       If the transaction activity in any account or group of accounts under common management exceeds this limit, the applicable Fund will refuse additional purchase orders, or the purchase portion of additional exchange orders, as the case may be, with respect to such account or group of accounts for the remainder of the calendar year. Redemption orders will not be refused.

"IN-KIND" PURCHASES

       The shares of a Fund may be purchased, in whole or in part, by delivering to the Fund securities that (a) meet the investment objective and policies of that Fund, (b) have readily available market prices and quotations, (c) are liquid securities not restricted as to transfer and (d) are otherwise acceptable to the Adviser and the Fund, which reserve the right to reject all or any part of the securities offered in exchange for shares of such Fund. An investor who wishes to make an "in-kind" purchase should furnish to the Fund a list with a full and exact description of all of the securities which he proposes to deliver. The market value of securities accepted in exchange must be at least equal to the initial or additional purchase minimum. The Fund will specify those securities which it is prepared to accept and will provide the investor with the necessary forms to be completed and signed by the investor. The investor should then send the securities, in proper form for transfer, with the necessary forms to the Fund's custodian and certify that there are no legal or contractual restrictions on the free transfer and sale of the securities. The securities will be valued as of the close of business on the day of receipt by the Fund in the same manner as portfolio securities of the Fund are valued. See "Net Asset Value." The number of full and fractional Fund shares having a net asset value (as next determined following receipt of the securities) equal to the value of the securities delivered by the investor will be issued to the investor, less any applicable stock transfer taxes. A Fund will acquire such securities for investment purposes only and not for immediate resale. The exchange of securities by the investor for shares of a Fund is a taxable transaction that may result in recognition of gain or loss on the securities so exchanged for federal, state and local income tax purposes. Investors should consult their own tax advisers in light of their particular tax situations.

                              REDEMPTION OF SHARES

(See "How to Redeem Shares" in the Prospectus")

       Any shareholder of a Fund is entitled to require the Fund to redeem all or part of his shares. It is suggested that all redemption requests be sent by certified mail, return receipt requested. Investors whose shares are purchased through their accounts at WPG or a Service Organization may redeem all or a part of their shares in accordance with instructions pertaining to such accounts. It is the responsibility of WPG or the Service Organization to transmit the redemption order and credit its customer's account with the redemption proceeds on a timely basis. Other investors may redeem all or part of their shares in accordance with the procedures detailed in the Prospectus.

       The redemption price, which may be more or less than the price paid by the shareholder for his shares, is the net asset value per share next determined after a written request for redemption in proper form is received by First Data Investor Services Group, Inc. ("the Transfer Agent") or the Fund. Redemptions are taxable transactions which may result in gain or loss for federal, state and local income tax purposes. There is no redemption charge imposed by any Fund with respect to the redemption of shares. Redemption requests which are not in proper form will be returned to the shareholder for correction. Redemptions will not become effective until all documents in proper form have been received by the Transfer Agent. The Transfer Agent will reject redemption requests unless checks (including certified checks or cashier's checks) received for shares purchased have cleared

(which may take up to fifteen days). To prevent such rejection, an investor may contact the Fund or the Transfer Agent to arrange for payment for shares in cash or another form of immediately available funds.

       The redemption price may be paid in cash or portfolio securities, at each Fund's discretion. The Funds have, however, elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which each Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or portfolio securities. In the latter case, the securities are taken at their value employed in determining the redemption price and the shareholder may incur a brokerage charge when the shareholder sells the securities he receives. The selection of such securities will be made in such manner as the officers of the affected Fund deem fair and reasonable.

       Payment for redeemed shares normally will be made after receipt by the Transfer Agent of a written request for redemption in proper form as more fully described in the Prospectus. Normally redemption proceeds are paid by check and mailed to the shareholder of record. Shareholders may elect to have payments wired to their bank, unless their bank cannot receive federal reserve wires. (Please contact the Funds for further information on wire charges.) Such payment may be postponed, and the right of redemption suspended during any period when:
(a) trading on the New York Stock Exchange ("NYSE") is restricted as determined by the applicable rules and regulations of the SEC or the NYSE is closed for other than weekends and holidays; (b) the SEC has, by order, permitted such suspension; or (c) an emergency, as defined by rules and regulations of the SEC exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

                                 NET ASSET VALUE

(See "How Each Fund's Net Asset Value is Determined" in the Prospectus)

       The net asset value of each Fund is determined once daily, Monday through Friday (when the NYSE is open for regular trading) on each day (other than a day during which no shares of the applicable Fund were tendered for redemption and no order to purchase or sell shares of that Fund was received) in which there is a sufficient degree of trading in that Fund's portfolio securities that the current net asset value of that Fund's shares might be materially affected. Such determination is made as of the close of regular trading on the NYSE, normally 4:00 P.M. New York City time. In addition, Government Money Market Fund and Tax Free Money Market Fund calculate their net asset value per share as of 12:00 P.M. New York City time on those days on which the NYSE is open for regular trading and on which a purchase order for Fund shares and related federal funds wire is received prior to 12:00 P.M. New York City time. The net asset value per share is calculated by dividing the value of a Fund's securities, cash and other assets (including dividends accrued but not collected) less all of its liabilities (including options and accrued expenses but excluding capital and surplus), by the total number of shares outstanding, the result being rounded to the nearest cent. All expenses of a Fund are accrued daily and taken into account for the purpose of determining the net asset value. The NYSE is not open for trading on weekends or on New Year's Day (January 1), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day (July 4), Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day (December
25).

       The public offering price of a Fund's shares is the net asset value per share next determined after receipt of an order. Orders for shares which have been received by a Fund or the Transfer Agent prior to the close of regular trading of the NYSE are confirmed at the offering price effective at the close of regular trading of the NYSE on that day, while orders received subsequent to the close of regular trading of the NYSE will be confirmed at the offering price effective at the close of regular trading of the NYSE on the next day on which the net asset value is calculated.

THE NON-MONEY MARKET FUNDS

       In determining the net asset value of each non-Money Market Fund, securities, options on securities, futures contracts and options thereon which are listed or admitted to trading on a national exchange, are valued at their last sale on such exchange prior to the time of determining net asset value; or if no sales are reported on such exchange on that day, at the mean between the most recent bid and asked price. Securities listed on more than one exchange shall be valued on the exchange on which the security is most extensively traded. Unlisted securities for which market quotations are readily available are valued at the mean between the most recent bid and asked prices. Other securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Funds' Valuation Committee as authorized by the Boards.

       Bonds and other fixed income securities (other than short-term obligations but including listed issues) in a Fund's portfolio are valued at fair market value on the basis of valuations furnished by a pricing service which utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, when such valuations are believed to reflect the fair value of such securities.

       For purposes of determining the net asset value of the Funds' shares, options transactions will be treated as follows: When a Fund sells an option, an amount equal to the premium received by that Fund will be included in that Fund's accounts as an asset and a deferred liability will be created in the amount of the option. The amount of the liability will be marked to the market to reflect the current market value of the option. If the option expires or if that Fund enters into a closing purchase transaction, that Fund will realize a gain (or a loss if the cost of the closing purchase exceeds the premium received), and the related liability will be extinguished. If a call option contract sold by a Fund is exercised, that Fund will realize the gain or loss from the sale of the underlying security and the sale proceeds will be increased by the premium originally received.

THE MONEY MARKET FUNDS

       Pursuant to a rule of the SEC, each Money Market Fund's portfolio securities are valued using the amortized cost method of valuation in an effort to maintain a constant net asset value of $1.00 per share. This method involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that a Money Market Fund would receive if it sold the instrument. During such periods, the yield to investors in a Money Market Fund may differ somewhat from that obtained in a similar investment company which uses available market quotations to value all of its portfolio securities. During periods of declining interest rates, the quoted yield on shares of a Money Market Fund may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by a Money Market Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield if he or she purchased shares of the Fund on that day, than would result from investment in a fund utilizing solely market values, and existing investors in the Fund would receive less investment income. The converse would apply in a period of rising interest rates.

       The Board of Trustees of Funds Trust has established procedures designed to stabilize, to the extent reasonably possible, each Money Market Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Money Market Funds' respective portfolio by the Board, at such intervals as they deem appropriate, to determine whether the

Funds' net asset values per share calculated by using available market quotations or market equivalents (the determination of value by reference to interest rate levels, quotations of comparable securities and other factors) deviate from $1.00 per share based on amortized cost. If such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event that the Board determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders of either Money Market Fund, it will take such corrective action as it regards to be necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding part or all of dividends or payment of distributions from capital or capital gains; redemptions of shares in kind; or establishing a net asset value per share by using available market quotations or equivalents. In addition, in order to stabilize the net asset value per share at $1.00 the Board has the authority (1) to reduce or increase the number of shares outstanding on a pro rata basis, and (2) to offset each shareholder's pro rata portion of the deviation between the net asset value per share and $1.00 from the shareholder's accrued dividend account or from future dividends. Further, the Board may authorize an affiliate of the Money Market Funds to purchase from a Money Market Fund any security that is not an "eligible security" in accordance with Rule 2a-7 under the 1940 Act. Each Money Market Fund may hold cash for the purpose of stabilizing its net asset value per share. Holdings of cash, on which no return is earned, would tend to lower the yield on a Money Market Fund's shares.

       Generally, in order to continue to use the amortized cost method of valuation, the Money Market Funds' respective investments, including repurchase agreements, must be U.S. dollar-denominated instruments which the Boards determine present minimal credit risks and which are of high quality (i.e., two highest ratings) as determined by two nationally recognized statistical rating organizations or, in the case of any instrument that is not so rated, of comparable quality as determined by the Boards. Each Money Market Fund must also comply with certain other conditions, including certain diversification requirements, and must maintain a dollar-weighted average portfolio maturity (not more than 90 days) appropriate to its objective of maintaining a stable net asset value of $1.00 per share and generally may not purchase any instrument with a remaining maturity of more than 397 days. Should the disposition of a portfolio security result in a dollar-weighted average portfolio maturity of more than 90 days, a Money Market Fund will invest its available cash in such a manner as to reduce such maturity to 90 days or less as soon as reasonable practicable. The Adviser will periodically review this method of valuation and recommend changes to the Board which may be necessary to assure that the portfolio instruments are valued at their fair value as determined by the Board in good faith.

                                INVESTOR SERVICES

       The Funds offer a variety of services, as described in Appendix B and in the sections that follow, designed to meet the needs of its shareholders. The costs of providing such services are borne by the Funds, except as otherwise specified below. Further information on each service is set forth in the Prospectus under the caption "Shareholder Services."

AUTOMATIC REINVESTMENT PLAN

       For the convenience of a Fund's shareholders and to permit shareholders to increase their shareholdings in a Fund, the Funds' Transfer Agent is, unless otherwise specified, appointed in the subscription form by the investor as an agent to receive all dividends and capital gains distributions and to reinvest them in shares (or fractions thereof) of the applicable Fund, at the net asset value per share next determined after the record date for the dividend or distribution. The investor may, of course, terminate such agency agreement at any time by written notice to the Transfer Agent, and direct the Transfer Agent to have dividends or capital gains distributions, or both, if any, sent to him in cash rather than reinvested in shares of the applicable Fund. The Funds or Transfer Agent may also terminate such agency agreement, and the Funds have the right to appoint a successor Transfer Agent.

EXCHANGE PRIVILEGE

       Shares of a Fund may be exchanged by mail for shares of any other Fund at their relative net asset values. Shareholders may exchange shares by telephone or telegram once the Telephone Authorization Section of the account application has been completed and filed with the Transfer Agent and it has been accepted. To exchange shares by telephone, call 1-800-223-3222 between the hours of 9:00 A.M. and 4:00 P.M. Eastern time on any day that the Funds are open for business. A current Prospectus, which may be obtained from a Fund, should be read in advance of any investment in any Fund. For tax purposes, an exchange is treated as a sale and purchase of shares which may result in realization of gain or loss and possible withholding of tax. Signatures on the written authorization to exchange by telephone or telegram must be guaranteed in the same manner as set forth under "How to Purchase Shares." However, for exchanges by mail, no guarantee is required if the exchange is being made into an identically registered account. The exchange privilege is available only in those jurisdictions where shares of the Funds may be legally sold. When establishing a new account by an exchange, the value of the shares redeemed must meet the minimum initial investment requirement of the Funds involved. In addition, the exchange privilege is available only when payment for the shares to be redeemed has been made. Exchange requests will not be accepted for shares purchased by check until such check clears which could be up to 15 days from the date that the shares were purchased. If for these or other reasons the exchange cannot be effected, the shareholder will be so notified.

       This service is intended to provide shareholders with a convenient way to switch their investments when their objectives or perceived market conditions suggest a change. The exchange privilege is not meant to afford shareholders an investment vehicle to play short-term swings in the stock market by engaging in frequent transactions in and out of the Funds. Shareholders who engage in such frequent transactions may be prohibited from or restricted in placing future exchange orders. See "HOW TO REDEEM SHARES --Excessive Trading" in the Prospectus and "HOW TO PURCHASE SHARES --Limits On Fund Share Transactions" above for limitations on exchanges and trading in the Funds' shares.

AUTOMATIC INVESTMENT PLAN

       The Automatic Investment Plan enables investors to make regular (monthly or quarterly) investments of $50 or more in shares of any Fund (except for the Growth Fund and the Quantitative Fund) through an automatic withdrawal from your designated bank account by simply completing the Automatic Investment Plan application. Please call 1-800-223-3332 or write to WPG to receive this form. By completing the form, you authorize the Funds' Custodian to periodically draw money from your designated account, and to invest such amounts in account(s) with the Fund(s) specified. The transaction will be automatically processed to your mutual fund account on or about the first business day of the month or quarter you designate.

       If you elect the Automatic Investment Plan, please be aware that: (1) the privilege may be revoked without prior notice if any check is not paid upon presentation; (2) the Funds' Custodian is under no obligation to notify you as to the non-payment of any check, and (3) this service may be modified or discontinued by the Funds' Custodian upon thirty (30) days' written notice to you prior to any payment date, or may be discontinued by you by written notice to the Transfer Agent at least ten (10) days before the next payment date.

SWEEP PROGRAM

       Shares may be purchased through a sweep program under which funds in a customer's private account with WPG are automatically invested in shares of the Government Money Market Fund or the Tax Free Money Market Fund. Under this program, funds deposited in a private account with WPG usually are invested daily in the customer's account with the Government Money Market Fund or the Tax Free Money Market Fund. The Funds expect that WPG will transmit orders for the purchase of a Fund's shares on the same day that funds are swept from the private account. The Sweep Program is serviced by WPG's outside service bureau, ADP, in connection with the Funds' Custodian. An account statement will be generated through WPG.

SYSTEMATIC WITHDRAWAL PLAN



       Redemption of shares for such purposes may reduce or even liquidate the account, particularly in a declining market. Such payments paid to a shareholder cannot be considered a yield or income on the investment. Payments to a shareholder in excess of distributions of investment income will constitute a return of his invested principal, and liquidation of shares pursuant to this Plan is a redemption, which is a taxable transaction and may result in gain or loss to the shareholder depending upon the shareholder's tax basis in the shares redeemed and their net asset value upon redemption.

       Withdrawals at the same time as regular purchases of a Fund's shares ordinarily will not be permitted since purchases are intended to accumulate capital and the Systematic Withdrawal Plan is designed for the regular withdrawal of funds, except that a shareholder may make lump sum investments, of $5,000 or more. The Systematic Withdrawal Plan may be terminated by the shareholder, without penalty, at any time and the Funds may terminate the Plan at will. There are no contractual rights on the part of either party with respect to the Plan.

                     DIVIDENDS, DISTRIBUTIONS AND TAX STATUS

       Each Fund is separate for investment and accounting purposes and is treated as a separate entity for federal income tax purposes.

       A regulated investment company qualifying under Subchapter M of the Code is not subject to federal income tax on distributed amounts to the extent that it distributes at least annually its taxable and tax-exempt net investment income and net realized capital gains in accordance with the timing requirements of the Code. Each Fund intends to qualify and be treated as a regulated investment company for each taxable year.

       Qualification of a Fund for treatment as a regulated investment company under the Code requires, among other things, that (a) at least 90% of the Fund's annual gross income, without offset for losses from the sale or other disposition of stock or securities or other transactions, be derived from interest, payments with respect to securities loans, dividends and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (b) the Fund derive less than 30% of its annual gross income from gains (without deduction for losses) from the sale or other disposition of any of the following held (for tax purposes) for less than three months: (i) stock or securities; (ii) options, futures or forward contracts (not on foreign currencies) or (iii) foreign currencies (or options, futures or forward contracts on foreign currencies) not directly related to the Fund's principal business of investing in stock or securities and related options or futures; (c) the Fund distribute at least annually to its shareholders as dividends at least 90% of its taxable and tax-exempt net investment income, the excess of net short-term capital gain over net long-term capital loss earned in each year and any other net income (except for the excess, if any, of net long-term capital gain over net short-term capital loss, which need not be distributed in order for the Fund to qualify as a regulated investment company but is taxed to the Fund if it is not distributed); and (d) the Fund diversify its assets so that, at the close of each quarter of its taxable year, (i) at least 50% of the fair market value of its total (gross) assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities, with such other securities limited in respect of any one issuer to no more than 5% of the fair market value of the Fund's total assets and 10% of the outstanding voting securities of such issuer and (ii) no more than 25% of the fair market value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or of two or more issuers controlled by the Fund and engaged in the same, similar, or related trades or businesses.

       Each Fund intends to distribute at least annually to its shareholders all or substantially all of its taxable income (if any) (including net realized capital gains) and any net tax-exempt interest. Exchange control or other foreign laws, regulations or practices may restrict repatriation of investment income, capital or the proceeds of securities sales by foreign investors and may therefore make it more difficult for a Fund that invests in foreign securities, such as the International Fund, to satisfy the distribution requirements described above, as well as the excise tax distribution requirements described below. However, each Fund generally expects to be able to obtain sufficient cash to satisfy such requirements from new investors, the sale of securities or other sources. If for any taxable year a Fund does not qualify as a regulated investment company, it will be taxed on all of its taxable income at corporate rates, its net tax-exempt interest (if any) may be subject to the alternative minimum tax, and its distributions to shareholders will be taxable as ordinary dividends to the extent of its current and accumulated earnings and profits.

       Each Fund is subject to a 4% nondeductible federal excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires that a Fund distribute (or be deemed to have distributed) to shareholders during a calendar year at least 98% of the Fund's ordinary income (not including tax-exempt interest) for the calendar year, at least 98% of the excess of its capital gains over the capital losses realized during the one-year period ending October 31 during such year, as well as any income or gain (as so computed) from the prior calendar year that was not distributed for such year and on which the Fund paid no federal income tax. Each Fund has distribution policies that should generally enable it to avoid liability for this tax.

       Net investment income for a Fund is the Fund's investment income less its expenses. Dividends from taxable net investment income, certain net realized foreign currency gains, and the excess, if any, of net short-term capital gain over net long-term capital loss of a Fund will be taxed to shareholders as ordinary income, and dividends from net long-term capital gain in excess of net short-term capital loss ("capital gain dividends") will be taxed to shareholders as long-term capital gain, for federal income tax purposes. These dividends are paid after taking into account, and reducing the distribution to the extent of, any available capital loss carryforwards. The Funds have the following capital loss carryforwards as of December 31, 1996:



                                                             Year of
           Fund                             Amount          Expiration
           ----                             ------          ----------
Government Money Market Fund               $2,014,086          2002

Tax Free Money Market Fund                     10,444          2001

Municipal Fund                                134,246          2002

Government Fund                            20,372,994          2002

Tax Free Money Market Fund                      1,383          2002

Government Fund                            20,112,733          2003

Municipal Fund                                  7,685          2003

Government Fund                             1,027,899          2004

Tax Free Money Market Fund                      3,072          2004


       Long-term capital gains of a Fund are taxable to shareholders as long-term capital gains if they are either distributed in the form of capital gain dividends or retained by the Fund and designated for treatment as capital gains distributed to the shareholders. Capital gain dividends are not eligible for the dividends-received deduction. If any net realized long-term capital gain in excess of net realized short-term capital loss is retained by a Fund for reinvestment, requiring federal income taxes to be paid thereon by the Fund, the Fund will elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains, will be able to claim his share of federal income taxes paid by the Fund on such gains as a credit against his own federal income tax liability, and will be entitled to increase the adjusted tax basis of his Fund shares by the difference between his pro rata share of such gains and his tax credit.

       Each year, each Fund will notify shareholders of the tax status of dividends and distributions including, in the case of the Tax-Free Money Market Fund and the Municipal Fund, a statement of the percentage of the prior calendar year's distributions which the Fund has designated as tax-exempt, the percentage (if any) of such tax-exempt distributions treated as a tax-preference item for purposes of the federal alternative minimum tax, and the source on a state-by-state basis of all distributions.

       A portion of the dividends from the Growth and Income Fund, Tudor Fund, International Fund, Growth Fund and Quantitative Fund may qualify for the 70% dividends-received deduction for corporate shareholders. The portion of such dividends which qualifies for such deduction is the portion, properly designated by the Funds, which is derived from dividends of U.S. domestic corporations with respect to shares held by the Funds that are not debt-financed and have been held for tax purposes at least a minimum period, generally 46 days. The International Fund does not expect to have any significant investment in U.S. domestic corporations. The dividends-received deduction for corporations will be reduced to the extent the shares of a Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and will be eliminated if such shares are deemed to have been held (for tax purposes) for less than the minimum period referred to above. Shareholders will be informed of the percentages of dividends which may qualify for the dividends-received deduction. Dividends from Funds other than the Growth and Income Fund, Tudor Fund, International Fund, Growth and Quantitative Fund will not qualify for the dividends-received deduction.

       Section 1059 of the Code provides for a reduction in a stock's basis for the untaxed portion (i.e., the portion qualifying for the dividends-received deduction) of an "extraordinary dividend" if the stock has not been held at least two years prior to the extraordinary dividend. Extraordinary dividends are dividends paid during a prescribed period which equal or exceed 10 percent (5 percent for preferred stock) of the recipient corporation's adjusted basis in the stock of the payor or which meet an alternative fair market value test. To the extent that dividend payments by the Growth and Income Fund, Tudor Fund, Growth Fund, International Fund and Quantitative Fund to their corporate shareholders constitutes extraordinary dividends, such shareholders' basis in their shares will be reduced, and gain recognized upon the redemption of such shares will be correspondingly increased or loss recognized will be reduced.

       The excess, if any, of a corporation's "adjusted current earnings" over its "alternative minimum taxable income" includes the amount of dividends, if any, excluded from income by virtue of the 70% dividends-received deduction, which may increase its alternative minimum tax liability.

       Dividends, including capital gain dividends, paid by a Fund (except for daily dividends paid by the Money Market Funds, the Government Fund and the Municipal Bond Fund) shortly after a shareholder's purchase of shares have the effect of reducing the net asset value per share of his shares by the amount per share of the dividend distribution. Although such dividends are, in effect, a partial return of the shareholder's purchase price to the shareholder, they will be subject to federal income tax as described above, except for exempt-interest dividends. Therefore, prior to purchasing shares an investor should consider the impact of an anticipated dividend distribution.

       Distributions from a Fund's current or accumulated earnings and profits ("E&P"), as computed for federal income tax purposes, will be taxable as described above whether taken in shares or in cash. Amounts that are not allowable as a deduction in computing taxable income, including expenses associated with earning tax-exempt interest income, do not reduce current E&P for this purpose. Distributions, if any, in excess of E&P will constitute a return of capital, which will first reduce an investor's tax basis in Fund shares and thereafter (after such basis is reduced to zero) will generally give rise to capital gains. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in the shares so received equal to the amount of cash they would have received had they elected to receive cash.

       All dividends and capital gain dividends, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return. Shareholders are also required to report tax-exempt interest, including exempt-interest dividends. Redemptions of shares, including exchanges for shares of another Fund, may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements, although no gain or loss would usually be realized on the redemption or other disposition of shares of the Money Market Funds.

       Equity options (including options on stock and options on narrow-based stock indices) and over-the-counter options on debt securities written or purchased by a Fund will be subject to tax under Section 1234 of the Code. In general, no loss is recognized by a Fund upon payment of a premium in connection with the purchase of a put or call option. The character of any gain or loss recognized (i.e., long-term or short-term) will generally depend, in the case of a lapse or sale of the option, on the Fund's holding period for the option, and in the case of an exercise of the option, on the Fund's holding period for the underlying security. The purchase of a put option may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying stock or security or a substantially identical stock or security in the Fund's portfolio. If a Fund writes a put or call option, no gain is recognized upon its receipt of a premium. If the option lapses or is closed out, any gain or loss is treated as a short-term capital gain or loss. If a call option is exercised, whether the gain or loss is long-term or short-term depends on the holding period of the underlying stock or security. The exercise of a put option written by a Fund is not a taxable transaction for the Fund.

       Futures contracts, including foreign currency futures contracts that are "regulated futures contracts," entered into by a Fund and listed non-equity options written or purchased by a Fund (including options on debt securities, options on futures contracts, options on securities indices options on broad-based stock indices, and certain foreign currency options), will be governed by Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position (with the exceptions stated in the next paragraph) will be treated as 60% long-term and 40% short-term capital gain or loss, and on the last trading day of a Fund's taxable year, all outstanding Section 1256 positions will be marked to market (i.e., treated as if such positions were closed out at their closing price on such day), and any resulting gain or loss will be recognized as 60% long-term and 40% short-term capital gain or loss. Under certain circumstances, entry into a futures contract to sell a security may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying security or a substantially identical security in a Fund's portfolio.

       Certain foreign currency forward contracts entered into by a Fund may also be subject to Section 1256 of the Code, which as described above generally requires that contracts governed by Section 1256 be marked to market (i.e., treated as if they were closed out at their closing price) on the last day of the Fund's taxable year, with any resulting gain or loss taken into account for such year. Absent a tax election to the contrary that may be available for any such contract that is not part of a straddle, this mark to market gain or loss, as well as gain or loss from the actual closing out of or delivery under such a contract, will generally be treated as ordinary income or loss. Gain or loss from any foreign currency forward contracts, foreign currency futures contracts or foreign currency options that are not subject to Section 1256 will also generally be treated as ordinary income or loss.

       Because options, futures, or currency forward activities of a Fund may increase the amount of gains from the sale of securities or investments held or treated as held for less than three months, the Funds may have to limit their options, futures and forward transactions in order to comply with the 30% limitation described above. Certain tax rules governing foreign currency activities and foreign currency options, futures and forward contracts not directly related to a Fund's principal business of investing in stock or securities could also require that these activities be limited in order to satisfy this 30% limitation and, under possible future Treasury regulations, the 90% test described above.

       Positions of a Fund which consist of at least one stock and at least one stock option or other position with respect to a related security which substantially diminishes the Fund's risk of loss with respect to such stock could be treated as a "straddle" which is governed by Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of stock or securities and conversion of short-term capital losses into long-term capital losses. An exception to these straddle rules exists for any "qualified covered call options" on stock written by a Fund.

       Positions of a Fund which consist of at least one debt security not governed by Section 1256 and at least one futures contract or listed non-equity option governed by Section 1256 which substantially diminishes a Fund's risk of loss with respect to such debt security will be treated as a "mixed straddle." Although mixed straddles are subject to the straddle rules of Section 1092 of the Code, certain tax elections exist for them which reduce or eliminate the operation of these rules. Each Fund will monitor its transactions in options, futures and forward contracts and may make certain tax elections in order to mitigate the operation of these rules and prevent disqualification of the Fund as a regulated investment company for federal income tax purposes.

       Foreign exchange gain or loss realized with respect to foreign currency-denominated debt instruments, foreign currency forward contracts, foreign currency-denominated payables and receivables and foreign currency options and futures contracts (other than foreign currency related options and futures contracts that are governed by the mark-to-market and 60/40 rules of
Section 1256 of the Code and for which no election is made) are generally treated as ordinary income or loss under Section 988 of the Code.

       The tax rules applicable to options, futures, currency forward contracts and foreign currency transactions may affect the amount, timing and character of a Fund's income and, consequently, its distributions to shareholders by causing holding period adjustments, converting short-term capital losses into long-term capital losses, converting capital gain or loss into ordinary income or loss, and accelerating a Fund's income or deferring its losses.

       The federal income tax rules applicable to dollar rolls are not settled, and a Fund may be required to account for these transactions in a manner that, under certain circumstances, may limit the extent of its use of such transactions.

       A Fund's investment in zero coupon securities, capital appreciation bonds, or other securities having original issue discount (or market discount, if the Fund elects to include market discount in income currently) will generally cause it to realize income prior to the receipt of cash payments with respect to these securities. The mark to market rules described above may also require a Fund to recognize gains without a concurrent receipt of cash. In order to distribute this income or gains, maintain its qualification as a regulated investment company, and avoid federal income or excise taxes, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold.

       Investments in lower-rated securities, in which the Growth and Income Fund, Tudor Fund and Growth Fund may invest, may present special tax issues for a Fund to the extent actual or anticipated defaults may be more likely with respect to such securities. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount, or market discount; when and to what extent deductions may be taken for bad debts or worthless securities; how payments received on obligations in default should be allocated between principal and income; and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Funds, in the event they invest in such securities, in order to reduce the risk of distributing insufficient income to preserve their status as regulated investment companies and seek to avoid becoming subject to federal income or excise tax.

       A Fund, to the extent it invests in foreign securities, may be subject to foreign withholding or other foreign taxes with respect to income (possible including, in some cases, capital gains) derived from foreign securities. These taxes may be reduced or eliminated under the terms of an applicable U.S. income tax treaty in some cases. However, the Funds, other than the International Fund, generally will not be eligible to pass through to shareholders any foreign tax credits or deductions for foreign taxes paid by such Funds that are not thus reduced or eliminated. Such Funds generally will, however, be entitled to deduct such taxes in computing their income subject to tax (if any).

       The International Fund may qualify for and make the election permitted under Section 853 of the Code so that shareholders will be able to claim a credit or deduction on their federal income tax returns for, and will be required to treat as amounts distributed to them (in addition to the dividends and distributions they actually received), their pro rata portion of qualified taxes paid by the Fund to foreign countries. Qualified taxes generally include only taxes that are treated as income taxes under United States tax principles and therefore would not include, for example, stamp taxes, securities transaction taxes, and similar taxes. The shareholders of the International Fund may claim a foreign tax credit or deduction by reason of the Fund's election under Section 853 of the Code, if the Fund makes such an election, which is permitted only if more than 50% of the value of the total assets of the Fund at the close of its taxable year consists of stocks or securities of foreign corporations. The foreign tax credit or deduction available to shareholders is subject to certain requirements and limitations imposed under the Code. For instance, under Section 63 of the Code, no deduction for foreign taxes may be claimed by shareholders who do not itemize deductions on their federal income tax returns, although any such shareholder may claim a credit for foreign taxes and in any event will be treated as having taxable income increased by the shareholder's pro rata share of foreign taxes paid by the Fund if the Fund makes the election permitted under Section 853. If a shareholder chooses to take a credit for the foreign taxes deemed paid by such shareholder, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken which the shareholder's taxable income from foreign sources (but not in excess of the shareholder's entire taxable income) bears to his entire taxable income. For this purpose, long-term and short-term capital gains the Fund realizes and distributes to shareholders will generally not be treated as income from foreign sources in their hands, nor will distributions of certain foreign currency gains subject to Section 988 of the Code and of any other income realized by the Fund that is deemed, under the Code, to be U.S.-source income in the hands of the Fund. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which have different effects depending upon each shareholder's particular tax situation, certain shareholders may not be able to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. It should also be noted that, if the election is made, a tax-exempt shareholder, like other shareholders, will be required to treat as part of the amounts distributed its pro rata portion of the income taxes paid by the Fund to foreign countries. However, that income will generally be exempt from taxation by virtue of such shareholder's tax-exempt status, and such a shareholder will not be entitled to either a tax credit or a deduction with respect to such income.

       If a Fund acquires stock (including, under proposed regulations, an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is distributed on a timely basis to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such tax and interest charges. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election would require the Fund to include certain amounts as income or gain (subject to the distribution requirements described above) without a concurrent receipt of cash. Each Fund that is permitted to acquire foreign investments may limit and/or manage its investments in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

       Subchapter M of the Code permits the character of tax-exempt interest distributed by a regulated investment company to flow through as tax-exempt interest to its shareholders, provided that at least 50% of the value of its assets at the end of each quarter of its taxable year is invested in state, municipal and other obligations the interest on which is excluded from gross income under Section 103(a) of the Code. Each of the Municipal Bond Fund and Tax Free Money Market Fund intends to satisfy this 50% requirement in order to permit its distributions of tax-exempt interest to be treated as such for federal income tax purposes in the hands of its shareholders. Distributions to shareholders of tax-exempt interest earned by Municipal Bond Fund and Tax Free Money Market Fund for the taxable year are therefore not subject to regular federal income tax, although they may be subject to the individual and corporate alternative minimum taxes described below.

       A portion of the income that Tax Free Money Market Fund and Municipal Bond Fund receive and distribute to shareholders may be subject to regular federal, alternative minimum, state and local income taxes. Investments or transactions that produce taxable income or gain would include options or futures transactions, securities loans, repurchase agreements and when-issued or forward- commitment transactions disposed of at a gain. Accrued market discount that is required to be included in income with respect to securities acquired at a market discount and a portion of the discount from certain stripped tax-exempt obligations or their coupons is also taxable.

       Interest on indebtedness incurred by shareholders to purchase or carry shares of the Tax Free Money Market Fund or Municipal Bond Fund will not be deductible for federal income tax purposes to the extent it is deemed related to distributions of tax-exempt interest by such funds. Under rules used by the Internal Revenue Service to determine when borrowed funds are used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares.

       Section 147(a) of the Code prohibits exemption from taxation of interest on certain governmental obligations to persons who are "substantial users" (or persons related thereto) of facilities financed by such obligations. Neither Tax Free Money Market Fund nor Municipal Bond Fund has undertaken any investigation as to the users of the facilities financed by bonds in their respective portfolios, and these funds may not be appropriate investments for substantial users (or related persons) of such facilities.

       Distributions of tax exempt income are taken into account in computing the portion, if any, of Social Security and Railroad Retirement benefits subject to federal and, in some cases, state taxes.

       Several provisions of federal tax law were enacted principally in the 1970's and 1980's that may affect the supply of, and the demand for, tax-exempt bonds, as well as the tax-exempt nature of interest paid thereon. For example:

       (i) Interest on certain private activity bonds issued after August 15, 1986 (or, in certain cases, on or after September 1, 1986) is generally not exempt from regular tax, although it might have been exempt under prior law. These include bonds the proceeds of which are used to finance sports facilities, convention facilities, industrial parks and nuclear waste disposal facilities;

       (ii) Interest (including exempt-interest dividends attributable to such interest) on all private activity bonds issued on or after August 8, 1986 (or, in certain cases, September 1, 1986) other than qualified Section 501(c)(3) bonds or refundings of bonds originally issued before such dates is an item of tax preference that is subject to the individual alternative minimum tax and the alternative minimum tax on corporations;

       (iii) Interest (including exempt-interest dividends attributable to such interest) on all tax-exempt bonds, regardless of when issued, may increase liability for the corporate alternative minimum tax because 75% of the excess of adjusted current earnings over alternative minimum taxable income is an adjustment that, except to the extent already taken into account as private activity bond interest, increases the alternative minimum taxable income subject to the corporate alternative minimum tax; and

       (iv) Due to the substantial number and range of requirements to be satisfied by tax-exempt bonds after their issuance, the risk of retroactive revocation of the tax-exempt status of bonds due to acts or omissions on the part of issuers after the date of issuance will in general be greater than under prior law but will vary for different types of bonds.

       It is not possible to predict with certainty the effect of these tax law changes upon the tax-exempt bond market, including the availability of obligations appropriate for investment by the Tax Free Money Market Fund or the Municipal Bond Fund.

       Different tax treatment, including a penalty on certain distributions, excess contributions or other transactions is accorded to accounts maintained as IRAs or other retirement plans. Investors should consult their tax advisors for more information. See also Appendix B.

       All or a portion of a loss realized upon the redemption or other disposition of shares may be disallowed under "wash sale" rules to the extent shares of the same Fund are purchased (including shares acquired by means of reinvested dividends) within a 61-day period beginning 30 days before and ending 30 days after such redemption or other disposition. Any loss realized upon a shareholder's sale, redemption or other disposition of shares with a tax holding period of six months or less will be disallowed, in the case of a disposition of shares of Tax Free Money Fund or Municipal Bond Fund, to the extent of the amount of any distributions of tax-exempt interest with respect to such shares and, for such shares of all Funds, any portion of such loss that is not disallowed will be treated as a long-term capital loss to the extent of any distribution of long-term capital gains with respect to such shares. Exchanges and withdrawals under the Systematic Withdrawal Plan are treated as redemptions for federal income tax purposes.

       Each of Funds Trust, Growth and Income Fund, Tudor Fund, International Fund and Growth Fund is organized as a Massachusetts business trust, and neither it nor its series (in the case of Funds Trust) will be subject to any corporate excise or franchise tax in the Commonwealth of Massachusetts, nor will they be liable for Massachusetts income taxes provided that each Fund qualifies as a regulated investment company for federal income tax purposes. If each Fund so qualifies and distributes all of its income and capital gains, it will also be exempt from the New York State franchise tax and the New York City general corporation tax, except for small minimum taxes.

       The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates subject to tax under such law. The discussion does not address the special tax rules applicable to certain classes of investors, such as tax-exempt entities, financial institutions, and insurance companies. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Funds, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on Fund distributions treated as ordinary dividends.

       This discussion of the federal income tax treatment of the Fund and its shareholders is based on the federal income tax law in effect as of the date of this Statement of Additional Information.

Shareholders should consult their tax advisers about the application of the provisions of tax law described in this statement of additional information and about the possible application of state, local and foreign taxes in light of their particular tax situations.

                               PORTFOLIO BROKERAGE

       It is the general policy of the Adviser not to employ any broker in the purchase or sale of securities for a Fund's portfolios unless the Adviser believes that the broker will obtain the best results for the Fund, taking into consideration such relevant factors as price, the ability of the broker to effect the transaction and the broker's facilities, reliability and financial responsibility. Commission rates, being a component of price, are considered together with such factors.

       The U.S. Government and debt securities are traded primarily in the over-the-counter market. Transactions in the over-the-counter market are generally principal transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Funds, where possible, deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Under the 1940 Act, persons affiliated with a Fund are prohibited from dealing with the Fund as a principal in the purchase and sale of securities. Since transactions in the over-the-counter market usually involve transactions with dealers acting as principal for their own account, affiliated persons of the Funds, including WPG, may not serve as a Fund's dealer in connection with such transactions. However, affiliated persons of a Fund may serve as its broker in transactions conducted on an exchange or over-the-counter transactions conducted on an agency basis. Subject to the foregoing, where transactions are effected on securities exchanges, the Funds employ WPG as principal broker. A Fund is not obligated to deal with any broker or group of brokers in the execution of transactions in portfolio securities. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

       The commission rate on all U.S. exchange orders is subject to negotiation. Section 17(e) of the 1940 Act limits to "the usual and customary broker's commission" the amount which can be paid by a Fund to an affiliated person, such as WPG, acting as broker in connection with transactions effected on a securities exchange. The Board, including a majority of the Trustees who are not "interested persons" of the Fund or the Adviser, has adopted procedures designed to comply with the requirements of Section 17(e) of the 1940 Act and Rule 17e-1 thereunder to ensure that a broker's commission is "reasonable and fair compared to the commission, fee or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time ...." Rule 17e-1 also requires the Boards, including a majority of the non-Interested Trustees, to adopt procedures reasonably designed to provide that the commission paid is consistent with the above standard, review those procedures at least annually to determine that they continue to be appropriate and determine at least quarterly that transactions have been effected in compliance with those procedures. The Boards, including a majority of the non-Interested Trustees, have adopted procedures designed to comply with the requirements of Rule 17e-1.

       It is contemplated that the International Fund may employ Lloyds TSB and Schroder Munchmeyer Hengst & Co. ("SMH"), each a broker affiliated with the Subadviser, as principal brokers in agency transactions on U.K. securities exchanges and German securities markets, respectively. The above discussion regarding Rule 17e-1 and the procedures adopted by the Boards to comply with the requirements thereof applies equally to exchange orders effected by Lloyds TSB and SMH.

       Pursuant to these procedures, commissions paid to WPG must be at least as favorable as those believed to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange. A transaction is not placed with WPG if a Fund would have to pay a commission rate less favorable than WPG's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers except for accounts for which WPG acts as a clearing broker for another brokerage firm, and any customers of WPG determined by a majority of the non-Interested Trustees not to be comparable to the Funds. With regard to comparable customers, in isolated situations, subject to the approval of a majority of the non-Interested Trustees, exceptions may be made. Since WPG, as investment adviser to the Funds, is obligated to provide management, which includes elements of research and related skills, such research and related skills will not be used by WPG as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria. When appropriate, orders for the account of the Funds are combined with orders for other investment companies advised by WPG and orders placed for the account of the International Fund by the Subadviser are combined with orders of their respective clients, in order to obtain a more favorable commission rate. When the same security is purchased for two or more funds or accounts on the same day, each fund or account pays the average price and commissions paid are allocated in direct proportion to the number of shares purchased.

       In selecting brokers other than WPG, Lloyds TSB and SMH to effect transactions on securities exchanges, the Funds consider the factors set forth in the first paragraph under this heading and any investment products or services provided by such brokers, subject to the criteria of Section 28(e) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). When more than one firm is believed to meet the factors set forth in the first paragraph under this heading, preference may be given to firms that also sell shares of the respective Fund. Section 28(e) specifies that a person with investment discretion shall not be "deemed to have acted unlawfully or to have breached a fiduciary duty" solely because such person has caused the account to pay a higher commission than the lowest rate available. To obtain the benefit of
Section 28(e), the person so exercising investment discretion must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion." Accordingly, if the Adviser determines in good faith that the amount of commissions charged by a broker is reasonable in relation to the value of the brokerage and research products and services provided by such broker, the Adviser may cause the Funds to pay commissions to such broker in an amount greater than the amount another firm might charge. Research products and services provided to the Funds include research reports on particular industries and companies, economic surveys and analyses, recommendations as to specific securities and other products or services (e.g., quotation equipment and computer related costs and expenses) providing lawful and appropriate assistance to WPG (and its affiliates) in the performance of their decision-making responsibilities.

       Each year, the Adviser and Subadviser (in the case of the International
Fund) consider the amount and nature of the research products and services provided by other brokers as well as the extent to which such products and services are relied upon, and attempt to allocate a portion of the brokerage business of its clients, such as the Funds, on the basis of that consideration. In addition, brokers sometimes suggest a level of business they would like to receive in return for the various services they provide. Actual brokerage business received by any broker may be less than the suggested allocations, but can (and often does) exceed the suggestions, because total brokerage is allocated on the basis of all the considerations described above.

       For the fiscal year ended December 31, 1996, the International Fund paid commissions in the amount of $3,772 to unaffiliated brokers on the basis of research services they afforded to such Fund. The foregoing amounts do not include or take into account any profits or losses realized by such brokers on "net" transactions for the account of a Fund such as transactions in U.S. Government securities and transactions executed through market makers and in the third market. In no instance is a broker excluded from receiving business because it has not been identified as providing research services. As permitted by Section 28(e), the investment information received from other brokers may be used by the Adviser (and its affiliates) and the Subadviser (for the International Fund) in servicing all of their accounts and not all such information may be used by the Adviser or Subadviser, as the case may be, in connection with the Fund generating the brokerage credits. Nonetheless, the Funds believe that such investment information provides the Funds with benefits by supplementing the research otherwise available to the Adviser.

       As set forth above, each Fund employs WPG, a member firm of the NYSE, as its principal broker on U.S. exchange transactions. Section 11(a) of the Exchange Act provides that a member firm of a national securities exchange (such as WPG) may not effect transactions on such exchange for the account of an investment company (such as a Fund) of which the member firm or its affiliate is the investment adviser unless certain conditions are met. These conditions require that the investment company authorize the practice and that the investment company receive from the member firm at least annually a statement of all commissions paid in connection with such transactions. WPG's transactions on behalf of the Funds are effected in compliance with these conditions.

       In certain instances there may be securities which are suitable for a Fund's portfolio as well as for that of another Fund or one or more of the other clients of the Adviser. Investment decisions for a Fund and for the Adviser's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Fund is concerned. The Funds believe that over time their ability to participate in volume transactions will produce better executions for the Funds.

       WPG and, with respect to the International Fund, Lloyds TSB and SMH furnish to the Funds at least quarterly statements setting forth the total amount of all compensation retained by them or any associated person of them in connection with effecting transactions for the account of the Funds, and the Boards review and approve all Fund portfolio transactions and the compensation received by WPG, Lloyds TSB and SMH in connection therewith.


                              BROKERAGE COMMISSIONS

                                                                                                   Percentage of
                                                                                                  Aggregate Dollar
                                                                                                     Amount of
                                                                                                   Transactions
                                                                                                   Involving the
                                                                             Percentage of           Payment of
                                                                              Aggregate              Commissions
                                             Aggregate Brokerage              Commissions          Effected Through
                                                Commissions                   Paid to WPG                WPG
Fund                                   1994         1995         1996         During 1996            During 1996
----                                   ----         ----         ----         -----------            -----------
Government Money Market                $            $            $              N/A                     N/A
                                           0            0            0
Tax Free Money Market                      0            0            0          N/A                     N/A
Municipal Fund                             0            0            0          N/A                     N/A
Government Fund                       89,597       12,754            0          N/A                     N/A
Growth and Income Fund               107,578      123,093      110,111         75.60%                  77.36%
Tudor Fund                           431,776      400,178      308,180         45.31%                  46.58%
International Fund                    97,162       68,825       82,181           0%                      0%
Growth Fund                          362,087      192,837      116,204         58.18%                  60.86%
Quantitative Fund                     69,737       54,903      157,358        100.00%                 100.00%


                                                                                Percentage of
                                                                               Aggregate Dollar
                                                                                  Amount of
                                                                                Transactions
                                                                                Involving the
                                                     Percentage of               Payment of
                                                       Aggregate                Commissions
                                                    Commissions Paid         Effected During 1996
                                                    During 1996 to:               Through:

Fund                                          Lloyds TSB          SHM      Lloyds TSB        SMH
-----                                        -----------         -----     ----------        ----
International Fund                               0%                0%           0%            0%



         The foregoing amounts do not include any profits of losses realized by brokers or dealers on "net" transactions for the account of any Fund (such as transactions in U.S. Government securities and transactions executed through market makers and in the third market).

         WPG does not knowingly participate in commissions paid by the Funds to other brokers or dealers and does not seek or knowingly receive any reciprocal business as the result of the payment of such commissions. In the event that WPG at any time learns that it has knowingly received reciprocal business, it will so inform the Boards.

         To the extent that WPG receives brokerage commissions on a Fund's portfolio transactions, officers and Trustees of a Fund who are also principals in WPG may receive indirect compensation from the Fund through their participation in such brokerage commissions.

         Subject to the supervision of the Boards, all investment decisions of the Funds are executed through WPG's trading department.

                               PORTFOLIO TURNOVER

See "Financial Highlights" in the Prospectus for the Funds' portfolio turnover rates.

         In determining such portfolio turnover, U. S. Government securities and all other securities (including options) which have maturities at the time of acquisition of one year or less ("short-term securities") are excluded. The annual portfolio turnover rate is calculated by dividing the lesser of the cost of purchases or proceeds from sales of portfolio securities for the year by the monthly average of the value of the portfolio securities owned by the applicable Fund during the year. The monthly average is calculated by totalling the values of the portfolio securities as of the beginning and end of the first month of the year and as of the end of the succeeding 11 months and dividing the sum by
13. A turnover rate of 100% would occur if all of a Fund's portfolio securities (other than short-term securities) were replaced once in a period of one year. It should be noted that if a Fund were to write a substantial number of options which are exercised, the portfolio turnover rate of that Fund would increase. Increased portfolio turnover results in increased brokerage costs which a Fund must pay and the possibility of more short-term gains which may increase the difficulty of qualifying as a regulated investment company.

         The non-Money Market Funds will trade their portfolio securities without regard to the length of time for which they have been held. To the extent that a Fund's portfolio is traded for short-term market considerations and portfolio turnover rate exceeds 100%, the annual portfolio turnover rate of the Fund could be higher than most mutual funds. None of the Funds will engage in short-term trading to an extent which would disqualify it as a regulated investment company under Subchapter M of the Code.

         Although the Money Market Funds intend normally to hold securities purchased until maturity, at which time they will be redeemable at their full principal value plus accrued interest, either Fund may, at times, sell portfolio securities prior to maturity based on a revised evaluation of the issuer, to meet redemptions, or in anticipation of a change in short-term interest rates. In the event there are unusually heavy redemption requests due to changes in interest rates or otherwise, a Money Market Fund may have to sell a portion of its investment portfolio at a time when it may be disadvantageous to do so. However, the Adviser believes that a Fund's ability to borrow money to accommodate redemption requests may mitigate the necessity for such portfolio sales during these periods.

                                  ORGANIZATION

(See "Organization and Capitalization,"
"How to Purchase Shares," and "Redemption of Shares" in the Prospectus.)

         Government Money Market Fund, Tax Free Money Market Fund, Municipal Fund, Government Fund and Quantitative Fund are each separate investment portfolios of Weiss, Peck & Greer Funds Trust ("Funds Trust"). Funds Trust, Growth and Income Fund, Tudor Fund, International Fund and Growth Fund are Massachusetts business trusts established under separate Declarations of Trust on September 11, 1985, April 13, 1988, April 13, 1988, January 24, 1989 and April 13, 1988, respectively. Each Fund's Declaration of Trust ("Declaration of Trust") was amended and restated on May 1, 1993 and further amended from time to time.

         Under Massachusetts law, shareholders of a business trust, unlike shareholders of a corporation, could be held personally liable as partners for the obligations of the trust under certain circumstances. The Declarations of Trust, however, provide that Fund shareholders shall not be subject to any personal liability for the acts or obligations of the Funds and that every written obligation, contract, instrument or undertaking made by the Funds may contain a provision to that effect. The Boards intend to conduct the operations of the Funds, with the advice of counsel, in such a way so as to avoid, to the extent possible, ultimate liability of the shareholders for liabilities of the Funds.

         The Declarations of Trust further provides that no Trustee, officer, employee or agent of a Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties. It also provides that all third parties shall look solely to the property of the particular Fund for satisfaction of claims arising in connection with the affairs of that Fund. With the exceptions stated, the Declarations of Trust permit the Boards to provide for the indemnification of Trustees, officers, employees or agents of the Funds against all liability in connection with the affairs of the Funds. All persons dealing with a Fund must look solely to the property of that Fund for the enforcement of any claims against that Fund as neither the Trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the Funds. No Fund is liable for the obligations of any other Fund.

         Under the Declarations of Trust, the Funds are not required to hold annual meetings to elect Trustees or for other purposes. It is not anticipated that the Funds will hold shareholders' meetings unless required by law or the Declarations of Trust. A Fund will be required to hold a meeting to elect Trustees to fill any existing vacancies on its Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Fund. The Boards are required to call a meeting for the purpose of considering the removal of persons serving as Trustee if requested in writing to do so by the holders of not less than 10 percent of the outstanding shares of a Fund.

         Fund shares do not have cumulative voting rights, so that the holders of more than 50% of the outstanding shares may elect all of the Trustees. Each Fund share is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared in the discretion of the Board. In the event of the liquidation or dissolution of a Fund, Fund shares are entitled to receive their proportionate share of the assets which are available for distribution as the Trustees in their sole discretion may determine. Shareholders are not entitled to any preemptive or subscription rights. All shares, when issued, will be fully paid and non-assessable by the Funds.

         Pursuant to the Declarations of Trust, the Boards may create additional funds by establishing additional series of shares. The establishment of additional series would not affect the interests of current shareholders in the existing Funds. As of the date of this Statement of Additional Information, the Boards do not have any plans to establish additional series of shares in any of the Funds.

         Pursuant to the Declarations of Trust, the Boards may establish and issue multiple classes of shares. As of the date of this Statement of Additional Information, the Boards do not have any plan to establish multiple classes of shares for any of the Funds.

         Pursuant to the Declarations of Trust, the Boards may also authorize a Fund to invest all or part of its investable assets in a single open-end investment company that has substantially the same investment objectives, policies and restrictions as the Fund. As of the date of this Statement of Additional Information, the Boards do not have any plan to authorize any Fund to so invest its assets.

         Upon the initial purchase of shares, the shareholder agrees to be bound by the applicable Fund's Declaration of Trust, as amended from time to time. The Declarations of Trust are on file at the Office of the Secretary of State of The Commonwealth of Massachusetts in Boston, Massachusetts.

                                    CUSTODIAN

         The Custodian for the Funds is Boston Safe Deposit and Trust Company at One Exchange Place, Boston, Massachusetts 02109. In its capacity as Custodian, Boston Safe Deposit and Trust Company performs all accounting services, holds the assets of the Funds and is responsible for calculating the net asset value per share. The custodian may appoint subcustodians from time to time to hold certain securities purchased by a Fund in foreign countries and to hold cash and currencies for the Funds.

                                 TRANSFER AGENT

         First Data Investor Services Group, Inc. acts as transfer agent for the Funds and in such capacity, processes purchases, transfers and redemptions of shares, acts as dividend disbursing agent, and maintains records and handles correspondence with respect to shareholder accounts.

                                  LEGAL COUNSEL

         Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109, serves as legal counsel to each Fund.

                              INDEPENDENT AUDITORS

         KPMG Peat Marwick, LLP ("KPMG"), 345 Park Avenue, New York, New York 10154, serves as the Funds' independent accountants and in that capacity audits the Fund's annual financial statements.

                         CALCULATION OF PERFORMANCE DATA

TOTAL RETURN

NON-MONEY MARKET FUNDS

         Each Non-Money Market Fund, may calculate current return for a twelve-month period by determining the "net change in value" of a hypothetical account having a balance of one share at the beginning of the period, dividing the net change in value by the value of the account at the end of the base period, with the resulting return figure carried to the nearest hundredth of one percent. "Net change in value" of an account will consist of the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares (not including long-term realized gains or losses and unrealized appreciation or depreciation) less applicable expenses of a Fund.

         The average annual total return of each Fund is determined for a particular period by calculating the actual dollar amount of the investment return on a $1,000 investment in the Fund made at the maximum public offering price (i.e., net asset value) at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount. Total return of a Fund for a period of one year is equal to the actual return of the Fund during that period. This calculation assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.

         Total return information for each of the non-Money Market Funds is set forth on the following page.




                                  TOTAL RETURN


                                 ONE YEAR                FIVE YEARS                              TEN YEARS
                                 ENDED                   ENDED 12/31/96                         ENDED 12/31/96
       FUND                     12/31/96         ANNUALIZED      CUMULATIVE              ANNUALIZED     CUMULATIVE
       ----                     --------         ----------      ----------              ----------     ----------
Municipal Fund                     4.20%(1)        4.85%(1)        18.05%(1)                N/A              N/A
Government Fund                    3.85%           4.77%(2)        26.25%(2)               7.03%(2)         97.46%(2)
Growth and Income Fund            24.42%          14.23%           94.60%                 13.84%           266.10%
Tudor Fund                        18.82%          12.51%           80.37%                 13.75%           263.10%
International Fund(3)              4.64%(3)        7.10%(3)        40.98%(3)               3.94%(3)         34.07%(3)
Growth Fund                       17.99%          11.57%           73.02%                 12.30%           219.45%
Quantitative Fund(4)              18.51%          15.93%(4)        80.62%(4)                N/A              N/A

--------------------------

         (1) The Municipal Fund commenced operations on July 1, 1993. The Municipal Fund's advisory fee was not imposed, in whole or in part, and the Adviser reimbursed certain operating expenses during various periods since inception of the Fund. Had the Adviser imposed its entire fee, the Municipal Fund's total returns for the periods ended December 31, 1996 would be as follows: One-Year 4.05%; Life-of-Fund Annualized 4.47%; and Life-of-Fund Cumulative 16.56%. Prior to October 19, 1994, the Municipal Fund paid an advisory fee at a different rate.

         (2) The Government Fund's management fee was increased by 0.10% of the Fund's average daily net assets effective July 31, 1991. The performance data set forth herein includes periods during which the lower management fee was in effect.

         (3) The International Fund commenced operations on June 1, 1989. The International Fund's advisory fee was not imposed, in whole or in part, during various periods since inception of the Fund. Had the Adviser imposed its entire fee, the International Fund's total returns for the periods ended December 31, 1996 would be as follows: Five-Year Annualized 6.67%; Five-Year Cumulative 38.14%; Life-of-Fund Annualized 3.40%; and Life-of-Fund Cumulative 28.84%.

         (4) The Quantitative Fund commenced operations on January 1, 1993.

YIELD

MUNICIPAL FUND, GOVERNMENT FUND AND GROWTH AND INCOME FUND

         The 30-day yield quotation of Municipal Fund, Government Fund and Growth and Income Fund is computed by dividing the net investment income for the period by the maximum offering price per share on the last day of the period, according to the following formula:

                  a - b    6
YIELD  =   2   [( ----- +1)   -1]
                    cd

Where:

     a  =     Dividends and interest earned during the period.
     b  =     Expenses accrued for the period.
     c  =     The average daily number of shares outstanding during the period that were entitle to receive dividends
     d  =     The maximum offering price (i.e., net asset value) per share on the last day of the period.



                                                      Yield for
                                                    30-Day Period
                                                    Ended 12/31/96
                                                    --------------
               1. Municipal Fund                         4.49%

               2. Government Fund                        5.42%

               3. Growth and Income Fund                 1.20%


THE MONEY MARKET FUNDS

         The Money Market Funds' yield quotations are calculated by a standard method prescribed by the rules of the SEC. Under this method, the yield quotation is based on a hypothetical account having a balance of exactly one share at the beginning of a seven-day period.

         The yield quotation is computed as follows: the net change, exclusive of capital changes (i.e., realized gains and losses from the sale of securities and unrealized appreciation and depreciation), in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the base period is determined by dividing the net change in account value by the value of the account at the beginning of the base period. This base period return is then multiplied by 365/7 with the resulting yield figure carried to the nearest 100th of 1%. The determination of net change in account value reflects the value of additional shares purchased with dividends from the original share, dividends declared on both the original share and any such additional shares, and all fees that are charged to that Fund, in proportion to the length of the base period and that Fund's average account size.

         The Money Market Funds also may advertise quotations of effective yield for a 7 calendar day period. Effective yield is computed by compounding the unannualized base period return determined as described in the preceding paragraph by adding 1 to that return, raising the sum to the 365/7 power and subtracting one from the result, according to the following formula:

      Effective Yield = [(Base Period Return + 1) 365/7-1



                                                     Yield
                                                  7-Day Period
                                                 Ended 12/31/96

                                                                    Seven
                                                Seven                Day
                                                 Day              Effective
                                                Yield               Yield
                                                -----             --------
Government Money Market Fund                    4.62%               4.72%
Tax Free Money Market Fund                      3.34%               3.39%


HYPOTHETICAL TAX EQUIVALENT YIELD

TAX FREE MONEY MARKET FUND AND MUNICIPAL FUND

         Tax Free Money Market Fund and Municipal Fund may also publish their tax-equivalent yield, which is the net annualized taxable yield needed to produce a specified tax-exempt yield at a given tax rate based on a specified 7 day period in the case of Tax Free Money Market Fund, and a specified 30-day period in the case of Municipal Fund. Tax-equivalent yield is calculated by dividing that portion of the Fund's yield which is tax-exempt by one minus a stated income tax rate and adding that quotient to the remaining portion, if any, of the yield of the Fund which is not tax-exempt.

                                                          A Tax-Exempt Yield of
                                                      5%, 7% and 9% is Equivalent to
                                                        a Fully Taxable Yield of*
                                                      ------------------------------
                                 1997 Federal
    1997 Taxable Income           Tax Bracket       5%               7%            9%
    -------------------           -----------       --               ---           --
     Individual Return
-------------------------
$         0  -        24,650         15.0%         5.88%            8.24%         10.59%
$    24,651  -        59,750         28.0%         6.94%            9.72%         12.50%
$    59,751  -       124,650         31.0%         7.25%           10.14%         13.04%
$   124,651  -       271,050         36.0%         7.81%           10.94%         14.06%
Over $271,050                        39.6%         8.28%           11.59%         14.90%

        Joint Return
----------------------------

$         0  -        41,200         15.0%         5.88%            8.24%         10.59%
$    41,201  -        99,600         28.0%         6.94%            9.72%         12.50%
$    99,601  -       151,750         31.0%         7.25%           10.14%         13.04%
$   151,751  -       271,050         36.0%         7.81%           10.94%         14.06%
Over $271,050                        39.6%         8.28%           11.59%         14.90%

----------------

* These illustrations assume the Federal alternative minimum tax is not applicable and that an individual is not a "head of household," a "married individual filing a separate return," or a "surviving spouse." Note also that these Federal income tax brackets and rates do not take into account the effects of (i) a reduction in the deductibility of itemized deductions for taxpayers whose federal adjusted gross income exceeds $121,200 (or, in the case of a separate return by a married individual, $60,600), or (ii) the gradual phase-out of the personal exemption amount for taxpayers whose federal adjusted gross income exceeds

                                      -71-






$121,200 (for single individuals) or $181,800 (for married individuals filing jointly). The effective federal tax rates and equivalent yields for such taxpayers would be higher than those shown above.

                                                                      Tax-Equivalent Yield (1)
                                                       Seven Day
                                                         Tax                Seven Day                30-Day
                                                       Equivalent          Tax Equivalent        Tax Equivalent
                                                         Yield            Effective Yield             Yield
Tax Free Money Market Fund                               5.53%                 5.61%                   N/A
Municipal Fund                                            N/A                   N/A                   7.43%

----------

(1)   Assumes 39.6% Federal marginal tax rate.


GENERAL

      Each Fund may from time to time advertise comparative performance as measured by various independent sources, including, but not limited to, Lipper Analytical Services, Inc., Donaghues Money Fund Report, Barron's, The Wall Street Journal, Weisenberger Investment Companies Service, Business Week, Changing Times, Financial World, Forbes, Fortune, Morningstar Mutual Funds, The New York Times, Personal Investor, Sylvia Porter's Personal Finance and Money.

      Each Fund may from time to time advertise its performance relative to certain indices and benchmark investments, including: (a) the Lipper Analytical Services, Inc. Mutual Fund Performance Analysis, Fixed Income Analysis and Mutual Fund Indices (which measure total return and average current yield for the mutual fund industry and rank mutual fund performance); (b) the CDA Mutual Fund Report published by CDA Investment Technologies, Inc. (which analyzes price, risk and various measures of return for the mutual fund industry); (c) the Consumer Price Index published by the U.S. Bureau of Labor Statistics (which measures changes in the price of goods and services); (d) Stocks, Bonds, Bills and Inflation published by Ibbotson Associates (which provides historical performance figures for stocks, government securities and inflation); (e) the Standard & Poor's Indices; (f) other taxable investments including certificates of deposit (CDs), money market deposit accounts (MMDAs), checking accounts, savings accounts, money market mutual funds and repurchase agreements; and (g) historical investment data supplied by the research departments of various research and brokerage firms. In addition, each Fund may from time to time advertise its performance relative to the following benchmark indices:
Government Fund -- Morningstar General Government Bond Index and Lehman Intermediate Government Mortgage-Backed Securities Index; Municipal Fund -- Lipper Intermediate Municipal Bond Funds Index and Lehman Brothers 3-10 Year Municipal Bond Index; Quantitative Fund -- S&P 500 Index; Growth Fund -- S&P 500 and Lipper Capital Growth and Income Funds Index; Tudor Fund -- S&P 500, NASDAQ OTC Composite Index and Lipper Capital Appreciation Index; International Fund -- Morgan Stanley Europe, Australia, Far East (EAFE) Index; and Growth and Income Fund -- Lipper Small Company Growth Funds Index, NASDAQ OTC Composite Index and Russell 2,000 Growth Index.

      The composition of the investments in the above-referenced indices and the characteristics of a Fund's benchmark investments are not identical to, and in some cases may be very different from, those of a Fund's portfolio. These indices and averages are generally unmanaged and the items included in the calculations of such indices and averages may not be identical to the formulas used by a Fund to calculate its performance figures.

      From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as the views of the Adviser as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and regulated matters believed to be of relevance to a Fund.

      In addition, from time to time, advertisements or information may include a discussion of asset allocation models developed by the Adviser and/or its affiliates, certain attributes or benefits to be derived from asset allocation strategies and the WPG mutual funds that may be offered as investment options for the strategic asset allocations. Such advertisements and information may also include the Adviser's current economic outlook and domestic and international market views to suggest periodic tactical modifications to current asset allocation strategies. Such advertisements and information may include other material which highlight or summarize the services provided in support of an asset allocation program.

      In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in a Fund. Such advertisements or information may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

      Performance data is based on historical results and is not intended to indicate future performance. Total return, thirty-day yield, 7-day yield and 7-day effective yield, tax equivalent yield and distribution rate will vary based on changes in market conditions, portfolio expenses, portfolio investments and other factors. The value of a Fund's shares will fluctuate and an investor's shares may be worth more or less than their original cost upon redemption. Each Fund may also, at its discretion, from time to time make a list of its portfolio holdings available to investors upon request. Performance information of a Fund may not provide a basis for comparison with other investments using a different method of calculating performance.

      Return for a Fund will fluctuate from time to time, unlike bank deposits or other investments which pay a fixed yield or return for a stated period of time, and do not provide a basis for determining future returns.


                              FINANCIAL STATEMENTS

      Each Fund's audited financial statements and related report of KPMG Peat Marwick, LLP, independent auditors, included in the Annual Report to Shareholders of the Funds for the year ended December 31, 1996, is attached hereto and hereby incorporated by reference into this Statement of Additional Information.

                                   APPENDIX A

Description of Bond Ratings Moody's Investors Service, Inc.

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Moody's also provides credit ratings for preferred stocks. It should be borne in mind that preferred stock occupies a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.

aaa: An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa: An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

a: An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protections are, nevertheless, expected to be maintained at adequate levels.

baa: An issue which is rated "baa" is considered to be a medium grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba: An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b: An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

      Moody's ratings for municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term and long-term credit risk. Loans bearing the designation MIG 1 are of the best quality, enjoying strong protection by establishing cash flows of funds for their servicing or by established and broad-based access to the market for refinancing, or both. Loans bearing the designation MIG 2 are of high quality, with margins of protection ample although not so large as in the preceding group. A short term issue having a demand feature (i.e. payment relying on external liquidity and usually payable on demand rather than fixed maturity dates) is differentiated by Moody's with the use of the Symbol VMIG, instead of MIG.

      Moody's also provides credit ratings for tax-exempt commercial paper. These are promissory obligations (1) not having an original maturity in excess of nine months, and (2) backed by commercial banks. Notes bearing the designation P-1 have a superior capacity for repayment. Notes bearing the designation P-2 have a strong capacity for repayment.

Standard & Poor's Ratings Group

AAA: Bonds rated AAA have the higher rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

A: Bonds rated A have a very strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

      Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay interest or principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures.

BB: Debt rated BB has less near-term vulnerability to default that other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

      S&P's top ratings for municipal notes issued after July 29, 1984 are SP-1 and SP-2. The designation SP-1 indicates a very strong capacity to pay principal and interest. A"+" is added for those issues determined to possess overwhelming safety characteristics. An "SP-2" designation indicates a satisfactory capacity to pay principal and interest.

      Commercial paper rated A-2 or better by S&P is described as having a very strong degree of safety regarding timeliness and capacity to repay. Additionally, as a precondition for receiving an S&P commercial paper rating, a bank credit line and/or liquid assets must be present to cover the amount of commercial paper outstanding at all times.

      The Moody's Prime-2 rating and above indicates a strong capacity for repayment of short-term promissory obligations.




                                    GLOSSARY

Commercial Paper: Short-term promissory notes of large corporations with excellent credit ratings issued to finance their current operations.

Certificates of Deposit: Negotiable certificates representing a commercial bank's obligations to repay funds deposited with it, earning specified rates of interest over given periods.

Bankers' Acceptances: Negotiable obligations of a bank to pay a draft which has been drawn on it by a customer. These obligations are backed by large banks and usually are backed by goods in international trade.

Time Deposits: Non-negotiable deposits in a banking institution earning a specified interest rate over a given period of time.

Corporate Obligations: Bonds and notes issued by corporations and other business organizations in order to finance their long-term credit needs.

                                   APPENDIX B

                          ADDITIONAL INVESTOR SERVICES

               (Each Fund other than Tax Free Money Market Fund,
                        Municipal Fund and Growth Fund)

PROTOTYPE RETIREMENT PLAN FOR EMPLOYERS AND SELF-EMPLOYED INDIVIDUALS

      Prototype retirement plans (the "Retirement Plan") are available for those entities or self-employed individuals who wish to purchase shares in a Fund (other than the Tax Free Money Market Fund, the Municipal Fund and Growth Fund) in connection with a money purchase plan or a profit sharing plan maintained by their employer. The Retirement Plans were designed to conform to the requirements of the Code and the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). The Retirement Plans received opinion letters from the Internal Revenue Service (the "IRS") on March 29, 1990 that the form of the Retirement Plans is acceptable under Section 401 of the Code.

      Annual tax-deductible contributions to the Retirement Plan may be made up to the lesser of $30,000 or 25% of the participant's earned income (disregarding any compensation in excess of $160,000 (as adjusted by the IRS for inflation)). Under the terms of the Retirement Plan, contributions by or on behalf of participants may be invested in a Fund's shares with the designated custodian under the Retirement Plan (the "Retirement Plan's Custodian"). Investment in other mutual funds advised by the Adviser or one of its affiliates may also be available. Employers adopting the Retirement Plan may elect either that a participant shall specify the investments to be made with contributions by or on behalf of such participant or that the employer shall specify the investments to be made with all such contributions. Since no Fund is intended as a complete investment program it is important, in connection with such election, that employers give careful consideration to the fiduciary obligation requirements of ERISA.

      All dividends and distributions received by the Retirement Plan's Custodian on the Funds' shares held by the Plan's Custodian will be reinvested in the applicable Fund's shares at net asset value. Distributions of benefits to participants, when made, will be paid first in cash, to the extent that any amount credited to a participant's account is not invested in the applicable Fund's shares, and then in full Fund shares (and cash in lieu of fractional shares).

      Boston Safe Deposit and Trust Company serves as the Retirement Plan's Custodian under a Custodial Agreement. Custodian fees which are payable by the employer to the Retirement Plan's Custodian under such Custodial Agreement are a $10 application fee for processing the Retirement Plan application, an annual maintenance fee of $15 per participant, and a distribution fee of $10 for each distribution from a participant's account. Such fees may be altered from time to time by agreement of the employer and the Retirement Plan's Custodian. For further details see the terms of the Retirement Plan which are available from the Trust.

      Distributions must be made pursuant to the terms of the Retirement Plan and generally may not commence before retirement, disability, death, termination of employment, or termination of the Retirement Plan and must commence no later than April 1 of the year following the year in which the participant attains age 70 1/2 (the "required beginning date"). Distributions are taxed as ordinary income when received, except the portion, if any, considered a return of a participant's nondeductible contributions. Certain distributions before age 59 1/2 may be subject to a 10% nondeductible penalty on the taxable portion of the distribution. Failure to make minimum required distributions by the required beginning date may be subject to a 50% excise tax.

      It should be noted that the Retirement Plan is a retirement investment program involving commitments covering future years. In deciding whether to utilize the Retirement Plan, it is important that the employer consider his or her needs and those of the Retirement Plan participants and whether the investment objectives of the Funds are likely to fulfill such needs. Termination or curtailment of the

Retirement Plan for other than business reasons within a few years after its adoption may result in adverse tax consequences.

      Employers who contemplate adoption of the Retirement Plan should consult an attorney or financial adviser regarding all aspects of the Plan as a retirement plan vehicle (including fiduciary obligations under ERISA).

INDIVIDUAL RETIREMENT ACCOUNT

      Persons with earned income, whether or not they are active participants in a pension, profit-sharing or stock bonus plan described in Code ss. 401(a), Federal, state or local pension plan, an annuity plan described in Code ss. 403(a), an annuity contract or custodial account described in Code ss. 403(b), a simplified employee pension plan described in Code ss. 408(k), or a trust described in Code ss. 501(c)(18) ("active participant"), generally are eligible to establish an Individual Retirement Account ("IRA"). An individual may make a deductible IRA contribution only if (i) neither the individual nor his or her spouse (unless living apart for the entire year and filing separate returns) is an active participant, or (ii) the individual (and his or her spouse, if applicable) has an adjusted gross income below a certain level ($40,000 for married individuals filing a joint return, with a phase-out for adjusted gross income between $40,000 and $50,000; $25,000 for a single individual, with a phase-out for adjusted gross income between $25,000 and $35,0000). However, an individual who is not permitted to make a deductible contribution to an IRA for a taxable year may nonetheless make annual nondeductible contributions to an IRA up to the lesser of 100% of the individual's earned income or $2,000 to an IRA (up to $4,000 to IRAs for an individual and his or her spouse) for that year. There are special rules for determining how withdrawals are to be taxed if an IRA contains both deductible and nondeductible amounts. In general, a proportionate amount of each withdrawal will be deemed to be made from nondeductible contributions; amounts treated as a return of nondeductible contributions will not be taxable. Also, annual contributions may be made to a spousal IRA even if the spouse has earnings in a given year if the spouse elects to be treated as having no earnings (for IRA contribution purposes) for the year.

      Withdrawals from the IRA (other than the portion treated as a return of nondeductible contributions) are taxed as ordinary income when received, may be made without penalty after the participant reaches age 59 1/2 and must commence no later than the required beginning date (see discussion of Prototype Retirement Plans above). Withdrawals before age 59 1/2 may involve the payment of a 10% nondeductible penalty on the taxable portion of the amount withdrawn. The time and rate of withdrawal must conform with Code requirements in order to avoid adverse tax consequences. All dividends and distributions on shares held in IRA accounts are reinvested in full and fractional shares and are not subject to federal income tax until withdrawn from the IRA. Investors should consult their tax advisers for further tax information, including information with respect to the imposition of state and local income taxes and the effects of tax law changes.

      The Funds have arranged for Boston Safe Deposit and Trust Company to furnish the required custodial services for IRAs using any of a Fund's shares as the underlying investment. The Bank will charge an acceptance fee of $10 for each new IRA and an annual maintenance fee of $15 for each year that an IRA is in existence. There is a $10 fee for processing a premature distribution. These fees will be deducted from the IRA account and may be changed by the Custodian upon 30 days' prior notice.

      To establish an IRA for investment in a Fund's shares, an investor must complete an application and a custodial agreement on IRS Form 5305-A (which has been supplemented to provide certain additional custodial provisions) and must make an initial cash contribution to the IRA, subject to the limitation on contributions described above. Pursuant to IRS regulations, an investor may for seven days following establishment of an IRA revoke the IRA. Detailed information on IRAs, together with the necessary form of application and custodial agreement, is available from the Trust and should be studied carefully by persons interested in utilizing a Fund for IRA investments. Such persons should also consult their own advisers regarding all aspects of the Funds as an appropriate IRA investment vehicle.

SIMPLIFIED EMPLOYEE PENSION PLANS (SEP-IRA)

      A simplified employee pension (SEP) allows an employer to make contributions toward his or her own (if a self-employed individual) and his or her employees' retirement and, for certain SEPs established prior to 1997, may permit the employees to make elective deferrals by salary reduction. A SEP requires an Individual Retirement Account (a SEP-IRA) to be established for each "qualifying employee," although the employer may include additional employees if it wishes. A qualifying employee is one who: (a) is at least age 21, (b) has worked for the employer during at least 3 of 5 years immediately preceding the tax year, and (c) has received at least $400 (as indexed for inflation) in compensation in the tax year.

      An employer is not required to make any contribution to the SEP-IRA. However, if the employer does make a contribution, the contribution must be based on a written allocation formula and must not discriminate in favor of highly compensated employees, as defined in Code Section 414(q). The employer may make annual contributions on behalf of each qualifying employee, provided that the contributions, when combined with the employee's elective deferrals, do not exceed 15% of the employee's compensation or $30,000, whichever is less.

      A SEP-IRA that is part of a SEP established before 1997 may include a salary reduction arrangement under which the employee can choose to have the employer make contributions ("elective deferrals") to his or her SEP-IRA out of his or her salary. However, employees may make elective deferrals only if (i) at least 50% of the employer's eligible employees choose elective deferrals; (ii) the employer did not have more than 25 eligible employees at any time during the preceding year; and (iii) the amount deferred each year by each eligible highly compensated employee as a percentage of pay is no more than 125% of the average deferral percentage of all other eligible employees. An elective deferral arrangement is not available for a SEP maintained by a state or local government, or any of their political subdivisions, agencies, or instrumentalities, or to exempt organizations.

      In general, the total income which an employee can defer under a salary reduction arrangement included in a SEP and certain other elective deferral arrangements is limited to $9,500 (indexed annually for inflation). This dollar limit applies only to the elective deferrals, not to any contributions from employer funds. The Code may require that contributions be further limited to prevent discrimination in favor of highly compensated employees. An employee may also make regular IRA contributions to his or her SEP-IRA (see discussion of IRAs, above).

      Under the terms of the SEP-IRA, contributions by or on behalf of participants may be invested in Fund shares (or shares of other funds designated by the Adviser as eligible investments), as specified by the participant. All dividends and distributions on shares held in SEP-IRAs are reinvested in full and fractional shares. Since no Fund is intended as a complete investment program it is important, in connection with the adoption of a SEP-IRA, that employers give careful consideration to the fiduciary obligation requirements of ERISA, particularly those pertaining to diversification of investments.

      Withdrawals before age 59 1/2 may involve the payment of a 10% nondeductible penalty on the amount withdrawn. Withdrawals must commence no later than the required beginning date (see discussions of Prototype Retirement Plans, above). The time and rate of withdrawal must conform with Code requirements in order to avoid adverse tax consequences. Contributions to a SEP-IRA by an employer are excluded from the employee's income rather than deducted from it. Elective deferrals made to an employee's SEP-IRA generally are excluded from his income in the year of deferral, but are included in wages for social security (FICA) and unemployment (FUTA) tax purposes. However, if the employee makes regular IRA contributions to his SEP-IRA, (other than elective deferrals), he can deduct them the same way as contributions to a regular IRA, up to the amount of his deduction limit. Investors should consult their tax advisers for further tax information including information with respect to the imposition of state and local income taxes and the effects of tax law changes.

      The Funds have arranged for Boston Safe Deposit and Trust Company to furnish the required custodial services for SEP-IRAs using the Fund's shares as the underlying investment. Boston Safe

Deposit and Trust Company will charge an acceptance fee of $10 for each new SEP-IRA and an annual maintenance fee of $15 for each year that a SEP-IRA is in existence. There is a $10 fee for each premature distribution. These fees will be deducted from the SEP-IRA account and may be changed by the Custodian upon 30 days' prior written notice.

      To establish a SEP-IRA, an employer and employee should complete the Weiss, Peck & Greer IRA application materials, as well as IRS Form 5305-SEP. Pursuant to IRS regulations, an investor may for seven days following establishment of a SEP-IRA revoke the SEP-IRA. Detailed information on SEP-IRAs, together with the necessary form of application and custodial agreement, is available from the Fund and should be studied carefully by persons interested in utilizing the Fund for SEP-IRA investments. Such persons should also consult their own advisers regarding all aspects of the Fund as an appropriate SEP- IRA investment vehicle.

SIMPLE Retirement Plans

      Effective for plan years after 1996, an employer may establish a SIMPLE retirement plan under new Section 408(p) of the Code. Under such plan, the employer may make contributions to individual retirement accounts established for each employee. Such individual retirement accounts must, by their terms, be limited to contributions under a SIMPLE retirement program. THE WEISS, PECK & GREER IRA IS NOT SO LIMITED AND MAY NOT BE USED TO FUND A SIMPLE RETIREMENT PROGRAM.

                              WEISS, PECK & GREER

                                  MUTUAL FUNDS

                                 Annual Report
                               December 31, 1996

                                 WPG TUDOR FUND
                           WPG GROWTH AND INCOME FUND
                                WPG GROWTH FUND
                          WPG QUANTITATIVE EQUITY FUND
                     WEISS, PECK & GREER INTERNATIONAL FUND
                         WPG GOVERNMENT SECURITIES FUND
                      WPG INTERMEDIATE MUNICIPAL BOND FUND
                        WPG GOVERNMENT MONEY MARKET FUND
                         WPG TAX FREE MONEY MARKET FUND

                               ONE NEW YORK PLAZA
                            NEW YORK, NEW YORK 10004
                                  800 223-3332

WEISS, PECK & GREER MUTUAL FUNDS

Table of Contents

                 Chairman's Letter......................................1
                 Major Portfolio Changes................................3
                 Average Annual Total Return............................4
                 Ten Largest Holdings...................................9
                 Schedules of Investments
                       WPG Tudor Fund .................................11
                       WPG Growth and Income Fund .....................14
                       WPG Growth Fund ................................16
                       WPG Quantitative Equity Fund....................19
                       Weiss, Peck & Greer International Fund .........23
                       WPG Government Securities Fund .................26
                       WPG Intermediate Municipal Bond Fund ...........26
                       WPG Government Money Market Fund ...............29
                       WPG Tax Free Money Market Fund .................30
                 Statements of Assets and Liabilities..................36
                 Statements of Operations..............................38
                 Statements of Changes in Net Assets...................40
                 Notes to Financial Statements.........................42
                 Financial Highlights..................................50
                 Independent Auditors' Report..........................53

                 Growth
                 Objective: Maximum capital appreciation (intended primarily for institutional investors).

                 International
                 Objective: Long-term growth of capital.

                 Tudor
                 Objective: Capital appreciation.

                 Growth and Income
                 Objective: Long-term growth of capital and current income.

                 Quantitative Equity
                 Objective: Seeks to provide investment results that exceed the S & P 500.

                 Intermediate Municipal Bond
                 Objective: High current income consistent with relative stability of principal.
                            Exempt from Federal Income Tax.

                 Government Securities Fund
                 Objective: Current income.

               * Tax Free Money Market
                 Objective: Maximize current income with preservation of capital and liquidity.
                            Exempt from Federal Income Tax.

               * Government Money Market Fund
                 Objective: Maximize current income with preservation of capital and liquidity.

* Although these Funds are money market funds and attempt to maintain a stable $1.00 net asset | value per share, investments in these Funds are neither insured nor guaranteed by the U.S.
  Government. There can be no assurance that either Fund will be able to maintain a stable net asset value of $1.00 per share.

DEAR SHAREHOLDER:

1996 was a year of mixed returns for the markets around the world.

DOMESTIC MARKETS
   The United States stock markets enjoyed another banner year in 1996. An environment characterized by slow growth, modest inflation, good profit reports, and a vibrant inflow of liquidity to domestic equity mutual funds all contributed to powerful stock market performance.

The stock market was fraught with volatility throughout the year. Early in the year, investors worried that the U.S. economy was too weak, and then became concerned that growth might get too strong over the remainder of the year. Fortunately, neither of these concerns turned out to be valid. Instead, economic growth remained moderate, keeping inflation subdued and the Federal Reserve Board from raising key short-term interest rates.

   The flow of money into mutual funds continued at a record pace. Equity oriented mutual funds received most of the new money, over $225 billion, topping the prior yearly record of $146.8 billion. Although these inflows may not continue to be as strong in 1997, it is noteworthy that money fund assets grew by over $300 billion between 1995-96 to total $900 billion.

   Many of the same worries that affected stock market investors early in the year plagued the bond markets, extending through the first nine months of the year. In the beginning of the fourth quarter, a round of economic numbers indicated solid but moderate growth and tame wage and salary inflation. This positive news led investors to drive down interest rates. When the Federal Reserve decided to leave interest rates unchanged, euphoria persisted until December, when there was a reversal in sentiment as consumer confidence rose and Fed Chairman Greenspan warned of asset overvaluation. The bond markets did an about face to close the year on a sour note.

   On the whole, 1996 was volatile and bearish for interest rates. To illustrate, the yield for the ten year T-Note began the year at 5.50%, rose to over 7% in July, and then fell back down to 6% in December. While the overnight bank borrowing rate, the fed funds rate, was steady at 5.25% for the last ten months of the year, all other yields across the U.S. Treasury interest rate curve rose. Yields for the two and five year T-Notes rose by 0.72% and 0.83% to close the year at 5.87% and 6.21%, respectively. At the same time, yields for the ten year T-Note and thirty year T-Bond rose by 0.85% and 0.69%, respectively, to 6.42% and 6.64%.

   As we enter 1997, there does not appear to be much change in the economic environment. Inflation continues to be benign, hence no major changes in monetary policy seem to be imminent. We expect moderate real economic growth of approximately 2 1/2% and interest rates between 6% and 7%, as measured by the thirty year U.S. Treasury Bond. Operating profits are expected to rise 6-7%.

   With little change in the external environment, the financial markets should continue to provide positive returns. However, history suggests that after two years of spectacular stock market gains, 1997 most likely will bring lower stock market returns combined with more volatility. We believe that stock selection will be increasingly important in this environment.

The S&P 500 is trading at 17x our estimate of 1997 earnings of $43.50 per share. An unweighted index such as the NYSE Index trades closer to 15x. This implies that there are many investment opportunities available away from the large cap blue chip issues that have dominated performance during the last two years. Indeed, we expect that small and medium capitalization stocks may outperform in the coming year, as has been the case in previous mature bull markets.

The P/E multiple relative to growth rate for small stocks is very compelling at this point. This, coupled with the fact that the strong U.S. dollar will dampen the earnings momentum of large multinational companies, supports our belief that small stocks may reassert market leadership.

   The bond market is still being affected by general investor wariness about economic growth and increases in inflation overall and wages particularly.

INTERNATIONAL MARKETS
    With the notable exception of Japan and a few S.E. Asian markets, the fourth quarter of 1996 provided good equity market returns around the world.

    In continental Europe, better bond prices and cuts in interest rates helped to push equity prices higher. Efforts to achieve European Monetary Union ("EMU") allowed narrower bond yield differentials relative to Germany and currency strength against the Deutsche mark. Most countries with the largest task of meeting European Monetary Union membership criteria tended to outperform.

   Economic news in the United Kingdom confirmed that the economy was experiencing a robust consumer led recovery, which prompted an interest rate rise in October. The equity market shrugged off this first step in monetary tightening and, with international interest supported by a strong currency, the equity market rose to a succession of new highs. In Japan growing concern about the pace of the economy and inconclusive election results depressed investor confidence. The yen also remained weak.

   In S.E. Asia there were some marked contrasts in performance. Hong Kong attracted interest as there were signs that economic policy in China was being eased. However, there were also some big market falls in Thailand and Korea, where economic difficulties worried investors.
   Looking forward, we are optimistic about the European stock markets. The Japanese market seems vulnerable and we expect further volatility in the coming months.

We are grateful for your confidence in Weiss, Peck & Greer over the past year. Our goal continues to do our best to help our shareholders achieve their investment goals. We wish you and your family good health and continued prosperity in the new year.

                                                    Sincerely,




                                                    /s/ Roger J. Weiss
                                                    Roger J. Weiss
                                                    Chairman of the Board
                                                    January 15, 1997

WEISS, PECK & GREER MUTUAL FUNDS

Major Portfolio Changes - Equity Funds - Quarter Ending December 31,1996
   - Unaudited


   Tudor                                        Growth and Income
   ------------------------------------         ------------------------------
   Additions                                    Additions
   ---------                                    ---------
   Advanced Fibre Communication Inc.            Baan Co. Convertible Bonds
   Amerin Corp.                                 4.500% Due 12/23/01
   Chesapeake Energy Corp.                      Bank of New York Inc.
   Gulf Canada Resources Ltd.                   Bristol-Myers Squibb Co.
   Industri-Matematik International Corp.       Dresser Industries Inc.
   International Network Services               First Data Corp.
   Komag Inc.                                   Home Depot
   Petroleum Geo Services ADR                   Price Costco Inc.
   Pizza Express                                3Com Corp.
   Twinlab Corp.
                                                 Deletions
   Deletions                                     ---------
   ---------
   AutoZone Inc.                                 Bay Networks Inc.
   CWM Mortgage Holdings Inc.                    Electronic Data Systems Corp.
   Envoy Corp.                                   Engelhard Corp.
   Gymboree Corp.                                Guess? Inc.
   Olsten Corp.                                  Hasbro Inc.
   RFS Hotel Investors Inc.                      Pharmacia & Upjohn Inc.
   Seagate Technology Inc.                       Rockshox Inc.
   Transnational Re Corp.
   United Waste Systems Inc.
   Vencor Inc.


   Growth                                       International
   ----------------------------------           ------------------------------
   Additions                                    Additions
   ---------                                    ---------


   Amerin Corp.                                Broken Hill Proprietary Co.
   Analog Devices Inc.                         Commerzbank AG
   Corrections Corp of America                 Hong Kong & China Gas
   Delia*s Inc.                                Hysan Development
   Fractal Design Corp.                        Japan Associated Finance
   Gulf Canada Resources                       Mayne Nickless Ltd.
   Petroleum Geo Services ADR                  Nissan Motor Co.
   Procom Technology                           Novartis AG
   Templeton Dragon Fund                       Shangri-La Asia
   Twinlab Corp.                               Winterthur

   Deletions                                   Deletions
   ---------                                   ---------
   AutoZone Inc.                               China Light & Power
   HCIA Inc.                                   CRA Ltd.
   LCC International Inc. Cl A                 Great Eagle Holdings
   Olsten Corp.                                Mitsubishi Convertible Bonds
   OM Group Inc.                               3.500% Due 3/31/04
   Orckit Communications Ltd.                  Northern Telecom Ltd.
   Peoples Choice TV Corp                      Pioneer International
   RFS Hotel Investors Inc.                    RWE AG
   United Waste Systems Inc.                   Suzuki Motor Co.
   Vencor Inc.                                 Telefonica de Espana
                                               Telefonos de Mexico ADR

WEISS PECK & GREER MUTUAL FUNDS

Average Annual Total Return


TUDOR FUND
Through year end 1996, the Tudor Fund has outperformed its relevant benchmarks for the one and five year periods. Positive contributions to the market's performance this year included the energy and technology areas. The Fund's holdings in these sectors outperformed the benchmark through positive stock selection. In the health care area, too, the Fund performed well. Looking forward, we are maintaining a significant overweight in technology believing that a period of strong growth lies ahead for these stocks as product demand continues to be strong. Within the health care area we will continue to emphasize biotechnology while introducing more service-oriented companies to the holdings. The investment environment for small cap stocks should remain favorable for the foreseeable future, and our outlook is for a period of outperformance against the large caps.

Beginning January 1, 1997 the Russell 2500 Growth Index will replace the Nasdaq Composite Index as one of the Fund's benchmarks. We believe the $1.4 billion weighted average capitalization of the Russell Index provides a more relevant comparison for the Fund than the Nasdaq Composite, which has a weighted average market capitalization of $18 billion.

[Graph shown here]

                          Average Annual Total Return
                   (for the periods ended December 31, 1996)

                                      1 year      5 years        10 years
                                      -----       -------        --------
TUDOR .............................   18.82%      12.51%         13.75%
NASDAQ.............................   22.71%      17.10%         13.98%
Lipper Cap. Appreciation Index.....   14.95%      12.92%         13.14%
Russell 2500 Growth Index..........   15.07%      12.47%         13.01%






GROWTH AND INCOME FUND
1996 was another very good year for the Fund which returned 24.4%. The financial and technology sectors were among the best performing groups during the year and the Fund was overweighted in each. Outperforming financial issues included: American Express, BankAmerica, Chase Manhattan and Citicorp. The leading technology issues were: Boeing, Cadence Design, Cisco, Intel and Oracle. Other top performing stocks included Coca-Cola, Duracell, General Electric, Monsanto, Philip Morris and Pfizer. Although 1997 may not be as exuberant in performance terms as 1995 and 1996, we still expect positive results for the year.

[Graph shown here]

                          Average Annual Total Return
                   (for the periods ended December 31, 1996)

                                      1 year      5 years        10 years
                                      -----       -------        --------
GROWTH AND INCOME..................   24.42%      14.23%         13.84%
S&P 500 Stock Index................   22.96%      15.22%         15.27%
Lipper Growth & Income Funds.......   20.78%      13.97%         13.23%


WEISS PECK & GREER MUTUAL FUNDS

Average Annual Total Return


GROWTH FUND
The WPG Growth Fund enjoyed strong performance against its benchmarks through year end 1996. The excellent return was driven by good stock selection in the areas of health care, energy and technology, where the Fund has also maintained a significant overweight. The positive contribution of the biotechnology stocks we owned buoyed our health care returns, while the market posted negative results for the sector. In the coming year, we will continue to emphasize technology since we believe these stocks will resume their market leadership. The moderate growth, low inflation environment we anticipate for the next year should favor small capitalization stocks whose valuations, at this juncture, are quite compelling.


[Graph shown here]

                          Average Annual Total Return
                   (for the periods ended December 31, 1996)

                                      1 year      5 years        10 years
                                      -----       -------        --------
GROWTH.............................   17.99%      11.57%         12.30%
Lipper Small Co. Growth Index......   14.51%      14.36%         13.18%
Wilshire Small Co. Growth Index....   13.88%      15.63%         13.02%
Russell 2500 Growth Index..........   11.26%      11.69%         10.88%






QUANTITATIVE EQUITY FUND
This year's extended and unusually powerful run in the market, coming at the end of a long economic cycle, was an extremely inhospitable environment for the Fund. The Fund's risk averse nature has caused it to lag the S&P 500 during this extended run. As we move into 1997, the focus of the strategy will remain risk control, and the Fund will maintain its positioning for a short, or extended correction in the market.

[Graph shown here]

                          Average Annual Total Return
                   (for the periods ended December 31, 1996)

                                                     since
                                      1 year      inception +
                                      -----       -----------
QUANTITATIVE EQUITY................   18.51%      15.93%

S&P 500 Stock Index................   22.96%      17.23%

+ Commencement of operations 1/1/93


WEISS, PECK & GREER

Average Annual Total Return


INTERNATIONAL FUND
Global equity markets enjoyed varying fortunes in 1996. The economic background was one of non-inflationary growth, with GDP expectations being revised up in the UK, down in Europe and S.E. Asia and up and then down in Japan. As a consequence, there was no particular reason to worry about interest rates being raised except in the UK. Indeed, rates came down in Europe, came down in the UK before being raised in October and were kept steady in Japan.

In the UK and Europe equity prices moved erratically in the first half of the year and then, undoubtedly assisted by a buoyant Wall Street, moved up sharply in the second half. Across Europe the theme of European Monetary Union dominated bond and currency markets and influenced equity market preference. Unfortunately this market environment did not translate too well to the Far East. Japan started the year well, encouraged by good GDP numbers but as economic growth seemed to fade again, as the problems of the banks resurfaced and as the yen weakened sharply, confidence in equities evaporated. The market fell steeply in the second half of the year. In S.E. Asia, Hong Kong and Taiwan produced good performances but these were some big falls in the Korea and Thailand markets.

The Fund suffered from too heavy a weighting in Japan although this was reduced during the year as the lack of any sustained improvement in the economy became apparent and as the prospects for the yen continued to deteriorate. Within the S.E. Asia portfolio an overweighting of Hong Kong throughout the year provided a positive contribution to performance although the benefit was offset in part by small exposures to Korea and Thailand. The UK weighting in the portfolio provided two benefits to performance, the first being the market gains, particularly later in the year, and the second being the strength of sterling. In Europe, there was rapid rotation of interest between markets as EMU, economic and political expectations ebbed and flowed, this making for a very difficult investment environment.

[Graph shown here]

                          Average Annual Total Return
                   (for the periods ended December 31, 1996)

                                                                   since
                                      1 year      5 years        inception +
                                      -----       -------        ---------
INTERNATIONAL (A)..................    4.62%       7.10%          3.94%
EAFE (Europe, Australia,
   Far East) Index.................    6.36%       8.48%          5.51%


+   Commencement of operations 6/1/89
(A) The Adviser waived its fee from inception of the Fund through 2/28/90 and has waived a portion of its fee fromthat date through October 19, 1994. Had the Adviser not done so, the total return for the five years ended 12/31/96 and from inception through 12/31/96 would have been lower.




WEISS, PECK & GREER MUTUAL FUNDS

Average Annual Total Return



WPG GOVERNMENT SECURITIES FUND
For the year ended December 31, 1996, Weiss, Peck & Greer's Government Securities Fund returned 3.85% versus 2.47% for the Morningstar General Government Bond universe average and 4.62% for the Fund's benchmark, the Lehman
Brothers  Intermediate   Government/Mortgage  Index.

Early in the year, the Government Securities Fund was underweight securities with intermediate range maturities relative to the Index as this area of the yield curve offered greater value than securities with short and long dated maturities. Initially, intermediates performed well causing Fund performance to lag. For most of the first half of the year, however, this underweight boosted the total return as intermediates underperformed.

During the second half the year, the Fund's yield curve positioning was brought back to neutral relative to the benchmark and, late in the year, its overall risk profile was structured defensively. The timing of the repositioning and a rally in the market during the fourth quarter adversely impacted performance compared to the benchmark.

In spread sectors, the Fund was overweight mortgage pass-throughs for most of the year. During the first three quarters, this sector was concentrated in current coupon pass-throughs and in the fourth quarter the focus was in premium coupons and adjustable rate mortgages. This overweight added to return throughout the year, particularly in the second quarter and in the fourth quarter.

As the new year begins, Fund management will continue to seek undervalued areas of spread sectors and yield curve structures using its quantitative models in order to enhance total return.


[Graph shown here]

                          Average Annual Total Return
                   (for the periods ended December 31, 1996)

                                      1 year      5 years        10 years
                                      -----       -------        --------
GOVERNMENT SECURITIES..............    3.85%       4.77%          7.03%
Lehman Intermed. Gov./MBS..........    4.92%       6.44%          8.14%
Morningstar Gen'l Gov. Bond Index..    2.47%       5.50%          6.91%


WEISS, PECK & GREER MUTUAL FUNDS

Average Annual Total Return


INTERMEDIATE MUNICIPAL
BOND FUND

The municipal market experienced the same volatility found in the treasury market, but unlike treasuries, municipal yields were able to come full circle to end the year essentially unchanged. During the year, the Fund maintained a relatively stable exposure to interest rate fluctuations, or a duration of approximately 5.25 years. Value was added through uncovering securities that provided good relative value in terms of their potential return versus the risk taken.


This  strategy  served   shareholders  well.  For  the  year,  the  Fund
outperformed the Lipper Intermediate Term Average and was barely eclipsed by the Lehman Brothers Index.

[Graph shown here]

                          Average Annual Total Return
                   (for the periods ended December 31, 1996)

                                                  since
                                         1 year     inception +
                                         -----      ---------
INTERMEDIATE MUNICIPAL BOND (B)........   4.20%       4.85%
Lehman Bros. 3-10 yr. Muni Bond Index..   4.38%       5.44%
Lipper Intermediate Muni Funds.........   3.70%       4.74%


+   Commencement of operations 7/1/93
(B) The Adviser waived its fee from inception of the Fund through October 19, 1994 and reimbursed certain other expenses. Had the Adviser not done so, the total return of the Fund for the year ended 12/31/96 and from inception through 12/31/96 would have been lower.



Performance represents historical data. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Each Fund's results and the indices (except as noted below) assume the reinvestment of all capital gain distributions and income dividends. Each Fund's past performance is not indicative of future performance and should be considered in light of each Fund's investment policy and objectives, the characteristics and quality of its portfolio securities, and the periods selected. The S&P 500 Stock Index is a broad based measurement of changes in stock market conditions based on the average performance of 500 widely held common stocks. The Russell 2000 Growth Index and Russell 2500 Growth Index are measurements of changes in stock market conditions based on the average performance of U.S. growth oriented securities with a median market capitalization of approximately $220 million and $1.4 billion, respectively. Lipper Analytical Services ("Lipper") and Morningstar compare mutual funds according to overall performance, investment objectives, investment policies, assets, expense levels, periods of existence and other factors. Wilshire Asset Management indices are derived from the largest 2500 of the Wilshire 5000 Stock Index and is a broad based index. The Lehman Brothers Intermediate Government/Mortgage Backed Securities Index is a market weighted blend of all intermediate government issues (3-10 year maturities) and all mortgage securities. The Lehman Brothers 3-10 year Muni Bond Index is a broad based index which contains all securities in the Lehman Municipal Bond Index with maturities from 3-10 years. The Morgan Stanley Capital International Europe, Australia, Far East ("EAFE") is an index of more than 800 companies in Europe, Australia and the Far East. The NASDAQ Composite Index ("NASDAQ") is a broad based index of over-the-counter stocks prepared by the National Association of Securities Dealers, Inc. NASDAQ does not include dividend reinvestment. Indices are unmanaged groups of securities.

WEISS, PECK & GREER MUTUAL FUNDS

Ten Largest Holdings at December 31, 1996 *



                                          Market
                                          Value          Percent
Tudor Fund                               (000's)         of Fund
----------------------------------------------------------------


Informix Corp...............................$4,401         2.4%
QUALCOMM Inc.................................4,346         2.4%
Starbucks Corp...............................4,294         2.4%
Williams Sonoma Inc..........................3,372         1.9%
Just for Feet Inc............................3,360         1.9%
Heilig-Meyers Co.............................2,844         1.6%
Netscape Communications Corp.................2,673         1.5%
Wackenhut Corrections Corp...................2,536         1.4%
U.S. Robotics Corp...........................2,520         1.4%
Templeton Dragon Fund........................2,419         1.3%
                                        -----------    ---------
                                           $32,765        18.2%
                                        ===========    =========




                                                                                                           Percent
Growth and Income Fund
------------------------------------------------------------------


Intel Corp..................................$3,273         3.9%
General Electric Co..........................2,966         3.6%
American Express Co..........................2,825         3.4%
Merck & Co...................................2,774         3.3%
American International
  Group Inc..................................2,706         3.3%
Boeing Co....................................2,659         3.2%
Lilly Eli & Co...............................2,555         3.1%
Exxon Corp...................................2,450         3.0%
Colgate-Palmolive Co.........................2,306.        2.8%
Chase Manhattan Corp.........................2,231         2.7%
                                      -------------   -----------
                                           $26,745        32.3%
                                      =============   ===========


Growth Fund
----------------------------------------------------------------


Starbucks Corp..............................$1,431         2.3%
QUALCOMM Inc.................................1,396         2.2%
Informix Corp................................1,335         2.1%
Williams Sonoma Inc..........................1,146         1.8%
Heilig-Meyers Co...............................975         1.6%
Just for Feet Inc..............................919         1.5%
Mills Corp ....................................836         1.3%
Templeton Dragon Fund..........................806         1.3%
Adaptec Inc ...................................800         1.3%
America West Airlines Cl B.....................794         1.3%
                                        -----------    ---------
                                           $10,438        16.7%
                                        ===========    =========

Quantitative Equity Fund
-----------------------------------------------------------------


Exxon Corp..................................$4,341         4.2%
Royal Dutch Petroleum Co ADR ................3,347         3.3%
Pfizer Inc...................................2,080         2.0%
Mobil Corp...................................1,846         1.8%
Bristol-Myers Squibb Co......................1,762         1.7%
Columbia Healthcare Corp.....................1,750         1.7%.
Amoco Corp...................................1,542         1.5%
Pharmacia & Upjohn Inc.......................1,502         1.5%
Schlumberger Ltd.............................1,418         1.4%
Lilly Eli & Co...............................1,394         1.4%
                                      ------------- -----------
                                           $20,982        20.5%
                                      ============= ===========

International Fund
-----------------------------------------------------------------


Total 'B' Shares..............................$298         2.3%
Christian Dior.................................244         1.9%
Viag...........................................233         1.8%
Argentaria CMN.................................224         1.7%
Preussag AG....................................213         1.6%
Fiat Spa Ord...................................209         1.6%
Daimler Benz AG................................201         1.5%
K.L.M..........................................200         1.5%
Ericsson Tele B................................197         1.5%
Nestle.........................................196         1.5%
                                        -----------   ---------
                                            $2,215        16.9%
                                        ===========   =========


WEISS, PECK & GREER MUTUAL FUNDS

Ten Largest Holdings at December 31,1996* - continued

                                                                          Market
                                                                          Value      Percent
Government Securities Fund                                                (000's)    of Fund
--------------------------------------------------------------------------------------------


Government National Mortgage Association 8.500% Due 1/1/27...............$19,948      16.5%
Federal Farm Credit Bank Discount Note Due  1/17/97.......................19,203      15.9%
Federal National Mortgage Association 7.000% Due 1/1/11-1/1/26............17,002      14.1%
United States Treasury Note 6.375% Due 3/31/01............................11,240       9.3%
United States Treasury Note 7.000% Due 7/15/06............................11,158       9.2%
Government National Mortgage Association 7.500% Due 9/15/07-6/15/23.......10,741       8.9%
Government National Mortgage Association 7.000% Due 1/1/12................10,020       8.3%
Federal Home Loan Banks Discount Note Due 1/23/97......................... 9,937       8.2%
Federal Home Loan Banks Discount Note Due 1/7/97.......................... 9,916       8.2%
Federal National Mortgage Association Variable Rate Due 1/1/27............ 9,914       8.2%
                                                                       ----------  ---------
                                                                        $129,079     106.8%
                                                                       ==========  =========


Intermediate Municipal Bond Fund
--------------------------------------------------------------------------------------------



Dallas Fort Worth Airport - FGIC Insured 7.750% Due 11/1/01............... $ 613       4.0%
Harris County Texas Flood District General Obligation Zero Coupon
 Due 10/1/06..............................................................   597       3.9%
Surry County North Carolina Pollution Control Financing
  Authority. 9.250% Due 12/1/02...........................................   586       3.9%
Cypress-Fairbanks Texas Independent School District 7.300% Due 2/15/07....   586       3.9%
Oklahoma County Single Family Refunded Zero Coupon Due 7/1/12.............   581       3.8%
Deer Park Texas Independent School District School Building  6.375%
  Due 2/15/07.............................................................   557       3.7%
Brunswick County Virginia Industrial Development Authority Correctional
  Facilities Lease MBIA Insured 5.650% Due 7/1/09.........................   513       3.4%
Hempfield Pennsylvania School District Refunding 6.700% Due 10/15/99......   503       3.3%
Virginia State University Virginia Commonwealth University Revenue
   Series B 4.900% Due 5/1/03.............................................   503       3.3%
St. John's County Florida Water & Sewer Revenue MBIA Insured 5.250%
   Due 6/1/10 ............................................................   500       3.3%
                                                                       ----------  ----------
                                                                          $5,539      36.5%
                                                                       ==========  ==========



* The composition of the largest securities in each portfolio is subject to change.





WEISS, PECK & GREER MUTUAL FUNDS

Schedules of Investments at December 31, 1996

Number                                                  Value
of Shares                     Security                  (000's)
---------                     --------                  --------

                               TUDOR


              COMMON STOCKS (97.5%)
              Capital Goods
              Communications (11.5%)
     20,000 *+ADC Telecommunications Inc .............       $622
     13,000  +Advanced Fibre Communication
                  Inc ................................        723
     15,000  +Ascend Communications Inc ..............        932
     40,000  +AXENT Technologies  Inc.................        600
     35,000 #+Cascade Communications Corp ............      1,929
     37,500  +CellNet DataSystems Inc. ...............        548
     55,000  +FORE Systems Inc .......................      1,808
     12,000  +Geotel Communications Corp .............        156
     50,000  +Gilat Satellite Network Ltd ............      1,231
     55,000  +Itron Inc ..............................        976
     75,000  +Loral Space
                 Communications.......................      1,378
     20,000  +Network Computing Devices ..............        203
     10,000  +Pacific Gateway Exchange Inc ...........        365
     19,000  +Paging Network Inc .....................        290
     52,500 *+P-COM Inc ..............................      1,555
    109,000  +QUALCOMM Inc ...........................      4,346
     40,000  +Tekelec ................................        630
     35,000  +U.S. Robotics Corp .....................      2,520
                                                           ------
                                                           20,812
                                                           ------

              Computer Peripherals (2.0%)
     55,000  +Adaptec Inc. ...........................      2,200
     30,000  +Komag Inc ..............................        814
     10,800  +Kopin Corp .............................        128
     35,000  +Xionics Document Technology
                  Inc ................................        438
                                                            -----
                                                            3,580
                                                            -----
              Computer Software &
                  Services (15.8%)
      5,000  +Aspen Technology Inc ...................        401
     19,600  +Aurum Software Inc .....................        453
     43,500 #+Business Objects ADR....................        587
     40,000  +Check Point Software
                Technology ...........................        870
     10,000  +Checkfree Corp .........................        171
     19,100  +C/Net Inc ..............................        554
     65,000  +Dataworks Corp .........................      1,641
     25,000  +Desktop Data Inc .......................        481
     50,000  +Fractal Design Corp ....................        525
    105,000  +Hyperion Software Corp .................      2,231
     50,000  +Industri-Matematik
               International Corp ....................        656
    216,000  +Informix Corp ..........................      4,401
     35,000 #+INSO Corp...............................      1,391
     30,800  +Natural Microsystems Corp...............        970

Number                                                  Value
of Shares                     Security                  (000's)
---------                     -------                   ------

                         TUDOR (continued)


     47,000  +Netscape Communications
               Corp...................................     $2,673
     35,000  +Parametric Technology Corp..............      1,798
     12,500  +PeopleSoft Inc .........................        599
     50,000  +Planning Sciences ADR ..................        600
     79,500  +PLATINUM Technology Inc ................      1,083
    100,000  +Programmers Paradise Inc ...............        725
     64,000  +Raster Graphics Inc ....................        760
     40,000  +Security Dynamics Technology
                  Inc ................................      1,260
     17,500  +Segue Software Inc .....................        319
     15,000  +Summit Design Inc ......................        154
     50,000  +Sybase Inc .............................        834
     50,000  +Tecnomatix Technologies Ltd ............      1,325
     18,500  +Triteal Corp ...........................        393
     25,000  +Versatility Inc ........................        375
     12,000  +VideoServer Inc ........................        510
                                                            -----
                                                           28,740
                                                           ------


              Other Capital Goods (2.0%)
     30,000   AGCO Corp ..............................        859
     33,700  +American Superconductor Corp ...........        358
     56,700  +Amphenol Corp Cl A......................      1,262
     35,000  +ThermoQuest Corp .......................        451
     50,000  +Trident International Inc ..............        813
                                                           ------
                                                            3,743
                                                           ------
              Semi-Conductors & Related (1.7%)
      8,000  +Altera Corp ............................        581
     11,000  +Analog Devices Inc. ....................        373
     48,500  +Integrated Packaging Assembly
                Corp..................................        392
     20,000  +Uniphase Corp ..........................      1,050
     35,000  +Zoran Corp .............................        630
                                                            -----
                                                            3,026
                                                            -----
                                                           59,901
                                                           ------

              Consumer
              Biotechnology (9.6%)
     41,200  +AutoImmune Inc .........................        633
     35,000  +BioChem Pharmaceutical Inc .............      1,759
    249,750  +Biocircuits Corp .......................        726
     70,000  +Cambridge Neuroscience
                Inc (A) ..............................        790
     35,000  +Centocor Inc ...........................      1,251
     16,500  +Chirex Inc .............................        198
     50,000  +Cocensys Inc ...........................        287
     65,000  +Epitope Inc ............................        747



                        See notes to financial statements




WEISS, PECK & GREER MUTUAL FUNDS

Schedules of Investments at December 31, 1996

Number                                                Value
of Shares                     Security                (000's)
---------                     --------                 -----

                         TUDOR (continued)


     60,000  +ESC Medical Systems Ltd. ...............     $1,530
      2,250  +Gensia Inc..............................         10
     45,800  +Genzyme Corp ...........................        326
     57,500  +Hemasure Inc ...........................        359
     82,500  +IBAH Inc ...............................        557
     75,000  +ImmuLogic Pharmaceutical Corp ..........        478
     15,000  +INCYTE Pharmaceuticals Inc .............        772
     58,000  +Metra Biosystems Inc ...................        276
     60,000  +Neopath Inc. ...........................      1,095
     57,500 #+North American Vaccine Inc .............      1,394
      2,800  +Parexel International Corp .............        145
     45,000  +Pathogenesis Corp ......................        979
     90,700  +Ribi Immunochem Research Inc. ..........        351
     38,000  +SangStat Medical Corp ..................      1,007
     90,000  +SEQUUS Pharmaceuticals Inc..............      1,440
     30,000  +Synaptic Pharmaceutical Corp ...........        360
                                                          -------
                                                           17,470
                                                          -------

              Health Care - Cost
                Containment (1.7%)
     52,000  +Access Health Inc ......................      2,327
     25,000   Omnicare Inc ...........................        803
                                                          -------
                                                            3,130
                                                          -------
              Health Care - Other (1.9%)
     65,500 #+Arterial Vascular Engineering
                 Inc .................................        819
     25,000  +Collaborative Clinical Research
                Inc...................................        269
     30,000 #+Complete Management Inc.................        386
     21,000  +Phycor Inc .............................        596
     60,000  +Resound Corp............................        428
     15,000  +Summit Medical Systems Inc .............        114
     40,000  +United Payors & United
                 Providers Inc .......................        550
     26,500  +Urocor Inc .............................        253
                                                          -------
                                                            3,415
                                                          -------

              Health Care -
                 Pharmaceuticals (1.4%)
    120,000  +Cadus Pharmaceutical Corp ..............      1,050
     20,000  +Dura Pharmaceuticals Inc. ..............        955
     22,750  +Guilford Pharmaceuticals Inc ...........        529
                                                          -------
                                                           2,534
                                                          -------
              Media- Cellular (1.3%)
     12,500  +Globalstar Telecommunications
                Ltd. .................................        788
     15,000  +Omnipoint Corp .........................        289
     50,000  +PT Pasifik Satelit Nusantara
                 ADR..................................        600

Number                                                Value
of Shares                     Security                (000's)
---------                     --------                 ------

                         TUDOR (continued)


     57,500  +Western Wireless Corp Cl A .............       $798
                                                          -------
                                                            2,475
                                                          -------
              Media - Other (1.1%)
     63,000   Hollinger International  Inc Cl A.......        725
     51,400  +Intermedia Communications Inc ..........      1,324
                                                          -------
                                                            2,049
                                                          -------
              Media - Wireless Cable
                Television (1.0%)
     89,500  +American Telecasting Inc. ..............        515
     52,700  +Heartland Wireless
                 Communications Inc. .................        692
     39,500 #+Powerwave Technologies Inc. ............        578
                                                          -------
                                                            1,785
                                                          -------

              Restaurants (4.4%)
     35,000 *+Landry's Seafood Restaurants
                 Inc..................................        748
     20,000  +Papa John's International Inc ..........        675
     70,000   Pizza Express (B) ......................        632
     52,500 #+Planet Hollywood International
                 Inc..................................      1,037
    150,000  +Starbucks Corp .........................      4,294
     31,000   Wetherspoon J.D  .......................        621
                                                          -------
                                                            8,007
                                                          -------
              Retail (9.1%)
    107,500  +Friedman's Inc Cl  A ...................      1,586
     46,500  +Garden Botanika Inc ....................        558
    175,000   Heilig-Meyers Co. ......................      2,844
    128,000 #+Just for Feet Inc ......................      3,360
    130,500  +Penn Traffic Co ........................        473
     85,000  +PETsMART Inc ...........................      1,859
    198,000  +Sunglass Hut International Inc .........      1,436
     43,000  +Whole Foods Market Inc .................        968
     92,700  +Williams Sonoma Inc ....................      3,372
                                                          -------
                                                           16,456
                                                          -------

              Other Consumer (3.9%)
     25,000  +Cinar Films Inc  Class B ...............        650
     58,000  +Designer Holdings Ltd ..................        935
     18,600  +Family Golf Centers Inc ................        560
     40,000  +Gemstar International Group Ltd ........        700
     32,500  +Lithia Motors Inc-Cl A .................        362
     52,500   Royal Caribbean Cruises Ltd ............      1,227
     10,500 #+Sun International Hotels Ltd ...........        383
     50,000 #+Turbochef Inc ..........................      1,106
     90,500  +Twinlab Corp ...........................      1,097
                                                          -------
                                                            7,020
                                                          -------
                                                           64,341
                                                          -------


                        See notes to financial statements


WEISS, PECK & GREER MUTUAL FUNDS

Schedules of Investments at December 31, 1996

Number                                                Value
of Shares                     Security                (000's)
---------                     --------                -------

                         TUDOR (continued)


              Energy
              Oil Services (5.4%)
     35,000  +BJ Services Co .........................     $1,785
     35,000  +Energy Ventures Inc ....................      1,781
     17,000  +Falcon Drilling Inc ....................        667
     65,000  +Noble Drilling Corp ....................      1,292
     37,000  +Petroleum Geo Services ADR .............      1,443
     55,000  +Rowan Cos ..............................      1,244
     50,100  +Weatherford Enterra Inc ................      1,503
                                                          -------
                                                            9,715
                                                          -------

              Oil & Gas Exploration (3.4%)
     20,000  +Chesapeake Energy Corp .................      1,112
    250,000  +Gulf Canada Resources Ltd ..............      1,844
     32,500  +Nuevo Energy Co ........................      1,690
     45,000   Vintage Petroleum Inc ..................      1,553
                                                          -------
                                                            6,199
                                                          -------
                                                           15,914
                                                          -------


              Intermediate Goods & Services
              Basic Industries (2.2%)
     29,500   CalMat Co ..............................        553
     60,300   Huntco Inc Cl A ........................        889
     24,000   Intertape Polymer Group Inc ............        552
     19,500   OM Group Inc ...........................        527
    296,000  +Waxman Industries Inc ..................      1,443
                                                          -------
                                                            3,964
                                                          -------

              Business Services (7.8%)
     30,000  +Cambridge Technology
               Partners Inc ..........................      1,007
     72,000  +Checkpoint Systems Inc .................      1,782
     27,500  +Corrections Corp of America ............        842
     59,322  +Del Global Technologies Corp ...........        504
     65,000  +Digital Generation Systems Inc. ........        544
     35,000  +Emcor Group Inc ........................        455
     50,000  +Flextronics International Ltd...........      1,388
     20,000  +Hadco Corp .............................        980
     35,500  +International Network Services .........      1,072
     15,000  +MoneyGram Payment Systems ..............        199
     20,000  +QuickResponse Services Inc .............        570
     27,500  +Solectron Corp .........................      1,468
    126,800  +Wackenhut Corrections Corp .............      2,536
     48,750 #+Youth Services International Inc .......        743
                                                           -------
                                                           14,090
                                                          -------

              Environmental Services (0.2%)
      9,000  +Culligan Water Technologies
                 Inc..................................        365
                                                          -------



WEISS, PECK & GREER MUTUAL FUNDS

Schedules of Investments at December 31, 1996

Number                                                Value
of Shares                     Security                (000's)
---------                     --------                -------

                         TUDOR (continued)

                Infrastructure (1.4%)
    170,000   + AES China Generating Co Cl A ...........$2,168
    550,000     Hopewell Holdings Ltd .....................356
                                                    ----------
                                                         2,524
                                                    ----------

                Transportation (2.3%)
    115,000   + America West Airlines Cl B ..............1,826
     85,000   + Continental Airlines  Cl B...............2,401
                                                    ----------
                                                         4,227
                                                    ----------
                                                        25,170
                                                    ----------


                Interest Sensitive
                Banks (1.3%)
     50,000   + Dime Bancorp Inc ..........................737
     25,000     First Hawaiian Inc ........................875
     55,000   + RedFed Bancorp Inc ........................743
                                                    ----------
                                                         2,355
                                                    ----------

                Insurance (3.0%)
     35,000   + Amerin Corp ...............................901
     21,500     CapMAC Holdings ...........................712
     69,800     PXRE Corp ...............................1,728
     78,500     20th Century Industries .................1,325
     40,000     Western National Corp .....................770
                                                    ----------
                                                         5,436
                                                    ----------

                Other (0.9%)
    100,000   + Cadiz Land Inc ............................519
     20,000     Everen Capital Corp .......................447
    390,000     Peregrine Investment Holdings
                   Ltd ....................................668
                                                    ----------
                                                         1,634
                                                    -----------
                                                         9,425
                                                    -----------


                Real Estate Investment Trust
                Residential (1.2%)
     88,200     Mills Corp ..............................2,106
                                                    ----------

                Total Common Stocks
                 (Cost $129,512).......................176,857
                                                    ----------


                CLOSED END FUND (1.3%)
                   (Cost $2,072)
    150,000     Templeton Dragon Fund ...................2,419
                                                    ----------

                       See notes to financial statements

WEISS, PECK & GREER MUTUAL FUNDS

Schedules of Investments at December 31, 1996

Principal                                               Value
Amount                        Security                 (000's)
(000's)                       --------                 ------
------
                               TUDOR (continued)

              CONVERTIBLE PREFERRED
                 STOCKS (0.8%)
              Consumer
              Media-Cellular (0.8%)
     25,500   Globalstar Telecommunications
                Ltd. (B)..............................     $1,441
                                                           ------
              Capital Goods
              Other Capital Goods (0.0%)
      5,138   Advanced Promotion
                 Technologies Inc (A).................          1

              Total Convertible
                 Preferred Stocks
               Stocks (Cost $1,718)...................      1,442
                                                           ------

Principal
Amount
(000's)
--------      CONVERTIBLE BOND (0.4%)
              Intermediate Goods & Services
              Business Services (0.4%)
                 (Cost $625)
       $625   Youth Services International
                 7.000% Due 2/1/06 ...................        778
                                                           ------

Number of
Warrants
---------     WARRANTS (0.2%)
              Energy
              Oil Services (0.2%)
     10,000   B.J. Services Co Exp 4/13/00 ...........        269
                                                           ------
              Interest Sensitive
              Other (0.0%)
     75,000   Peregrine Investment  Holdings
                Ltd. Exp 5/15/98 .....................         24
                                                           ------

              Total Warrants
               (Cost $57).............................        293
                                                           ------
Principal
Amount
(000's)
--------      EURODOLLAR DEPOSIT (1.3%)
                 (Cost $2,402)
     $2,402   Sumitomo Bank Ltd.
                 5.875% Due 1/2/97 ...................      2,402
                                                           ------
              Total Investments (101.5%)
                (Cost $136,386).......................    184,191

                                                       Value
                                                       (000's)
                                                       -------
                       TUDOR (continued)


                Liabilities in Excess of
                   Other Assets (-1.5%)..................($2,821)
                                                    -------------


                Total Net Assets (100.0%)........       $181,370
                                                    =============

Number of
Contracts
                CALL OPTIONS WRITTEN
                (Premiums Received $39)
         50     ADC Telecommunications Inc.
                  2/97 @ 32.5 ................................10
         50     Landry's Seafood Restaurants, Inc.
                 1/97 @ 22.50 .................................3
         50     P-COM Inc. 1/97 @ 30  .........................8
                                                    ------------
                                                              21
                                                    ------------


+ Non-income producing security.
# Securities out on loan.
* Securities pledged in whole or in part for written options. (A) SEC Rule 144 security. Requires registration under the SEC Act of 1933 before it can be offered for public sale. (B) SEC Rule 144A security. Such security has limited markets and is traded among "qualified institutional buyers."


Number                                              Value
of Shares                    Security               (000's)


                         GROWTH AND INCOME


                COMMON STOCKS (97.3%)
                Capital Goods
                Aerospace (4.9%)
     25,000     Boeing Co.................................$2,659
     15,000     Lockheed Martin Corp.......................1,372
                                                    ------------
                                                           4,031
                                                    ------------

                Computer Software &
                  Services (9.2%)
     40,000   + Cadence Design Systems Inc ................1,590
     20,000   + Cisco Systems Inc .........................1,272
     25,000     Intel Corp ................................3,273
     20,000   + 3Com Corp..................................1,468
                                                    ------------
                                                           7,603
                                                    ------------

                      See notes to financial statements






Number                                                  Value
of Shares                     Security                  (000's)
---------                     --------                  ------

               GROWTH AND INCOME (continued)


              Other Capital Goods (7.3%)
     30,000   General Electric Co ....................     $2,966
     60,000  +Checkpoint Systems Inc .................      1,485
     30,000   Xerox Corp .............................      1,579
                                                           ------
                                                            6,030
                                                           ------
                                                           17,664
                                                           ------

              Consumer
              Beverages (1.9%)
     30,000   Coca-Cola Co............................      1,578
                                                           ------

              Health Care (12.5%)
     35,000   American Home Products Corp. ...........      2,052
     12,000   Bristol-Myers Squibb Co.                      1,305
     35,000   Lilly Eli & Co .........................      2,555
     35,000   Merck & Co..............................      2,774
     20,000   Pfizer Inc .............................      1,658
                                                          ------
                                                           10,344
                                                          ------
               Restaurants ( 1.9%)
     35,000   McDonald's Corp. .......................      1,584
                                                          ------

              Other Consumer (9.2%)
     60,000   Carnival Corp ..........................      1,980
     20,000   Duracell International Inc .............      1,398
     20,000   Home Depot .............................      1,003
     18,000   Philip Morris Cos Inc. .................      2,043
     50,000  +Price Costco Inc........................      1,256
                                                           ------
                                                            7,680
                                                           ------
                                                           21,186
                                                           ------

              Other Consumer
              Consumer Cyclicals (4.6%)
     25,000   Colgate-Palmolive Co ...................      2,306
     30,000   Johnson & Johnson ......................      1,493
                                                           ------
                                                            3,799


              Intermediate Goods & Services
              Basic Industries (8.2%)
     30,000   Fluor Corp .............................      1,883
     40,000   Hercules Inc. ..........................      1,730
     50,000   Monsanto Co ............................      1,944
     27,000   Praxair Inc. ...........................      1,245
                                                           ------
                                                            6,802
                                                           ------
              Business Services (1.3%)
     30,000   First Data Corp.........................      1,095
                                                           ------
                                                            7,897
                                                           ------



WEISS, PECK & GREER MUTUAL FUNDS

Schedules of Investments at December 31, 1996

Principal
Amount                                                Value
(000's)                       Security                (000's)
-----                         --------                ------

                Natural Resources
                Energy & Related (8.2%)
     30,000     Amerada Hess Corp. .......................$1,736
     35,000     Dresser Industries Inc.....................1,085
     25,000     Exxon Corp ................................2,450
     15,000     Schlumberger Ltd ..........................1,498
                                                    ------------
                                                           6,769
                                                    ------------


                Real Estate Investment Trusts
                Commercial & Industrial (4.4%)
     40,000     Crescent Real Estate Equities
                   Inc.....................................2,110
     40,000     Duke Realty Investors Inc. ................1,540
                                                    ------------
                                                           3,650
                                                    ------------

                Health Care (1.1%)
     50,000     LTC Properties Inc ..........................925
                                                    -------------

                Residential (3.0%)
     50,000     Gables Residential Trust ..................1,450
     45,000     Mills Corp ................................1,074
                                                    ------------
                                                           2,524
                                                    ------------

                Shopping Centers (2.4%)
     20,000     JDN Realty Corp .............................553
     50,000     Urban Shopping Centers Inc. ...............1,450
                                                    ------------
                                                           2,003
                                                    ------------
                                                           9,102
                                                    ------------


                Interest Sensitive
                Banks (8.3%)
     20,000     BankAmerica Corp ..........................1,995
     17,900     Bank of New York Inc. .......................604
     25,000     Chase Manhattan Corp.......................2,231
     20,000     Citicorp ..................................2,060
                                                    -------------
                                                           6,890
                                                    -------------

                Insurance (3.3%)
     25,000     American International Group
                   Inc.....................................2,706
                                                    -------------

                Other (5.6%)
     50,000     American Express Co. ......................2,825
     50,000     Federal National Mortgage
                  Association..............................1,863
                                                    ------------
                                                           4,688
                                                    ------------
                                                          14,284
                                                    ------------
                Total Common Stocks
                  (Cost $57,563)..........................80,701
                                                    -------------


                      See notes to financial statements


WEISS, PECK & GREER MUTUAL FUNDS

Schedules of Investments at December 31, 1996


Principal
Amount                                                 Value
(000's)                       Security                 (000's)
------                        --------                 -------


         GROWTH AND INCOME (continued)

              CONVERTIBLE BOND (0.9%)
                (Cost $750)
              Computer Software &
                Services (0.9%)
       $750   Baan Co.
                4.500% Due 12/23/01 (B)...............       $752
                                                           ------

              EURODOLLAR DEPOSIT (1.7%)
                (Cost $1,425)
      1,425   Societe Genrale Bank
                5.350% Due 1/2/97.....................      1,425
                                                           ------

              Total Investments (99.9%)
                (Cost $59,738)........................     82,878

              Other Assets in Excess
                of Liabilities (0.1%).............             59
                                                           ------


              Total Net Assets (100.0%)...............    $82,937
                                                          =======



+   Non-incoming producing security
(B) SEC Rule 144A security. Such security has limited markets and is traded among "qualified institutional buyers."



Number                                                Value
of Shares                     Security                (000's)
--------                      -------                 ------

                               GROWTH


              COMMON STOCKS (97.9%)
              Capital Goods
              Communications (10.4%)
      6,500   ADC Telecommunications Inc .............       $202
      4,500   Advanced Fibre Communication
                Inc. .................................        250
      5,000   Ascend Communications Inc ..............        311
     10,500   Cascade Communications Corp ............        579
      9,300   CellNet DataSystems ....................        136
     20,000   FORE Systems Inc .......................        658
      7,500   Geotel Communications Corp .............         98
     20,000   Gilat Satellite Network Ltd ............        492
     17,000   Itron Inc ..............................        302
     30,000   Loral Space
                Communications .......................        551
     10,000   Paging Network Inc .....................        152




WEISS, PECK & GREER MUTUAL FUNDS

Schedules of Investments at December 31, 1996

Number                                                Value
of Shares                     Security                (000's)
---------                     ---------               -------

                GROWTH (continued)


     12,500   + P-COM Inc ................................$370
     35,000 # + QUALCOMM Inc ............................1,396
     24,400   + Tekelec ...................................384
      9,000   + U.S. Robotics Corp ........................648
                                                    ----------
                                                         6,529
                                                    ----------

                Computer Peripherals (2.9%)
     20,000   + Adaptec Inc. ..............................800
      8,500   + Komag Inc .................................231
     20,200   + Kopin Corp ................................240
      7,000   + Seagate Technology Inc ....................276
     25,000   + Xionics Document Technology
                   Inc.....................................312
                                                    ----------
                                                         1,859
                                                    ----------

                Computer Software & Services (15.5%)
      6,500   + Aurum Software Inc ........................150
     12,500   + Business Objects ADR ......................169
     15,000   + Check Point Software
                 Technology ...............................326
      4,000   + Checkfree Corp .............................69
      7,000   + C/Net Inc .................................203
     11,500   + Desktop Data Inc ..........................221
      4,500   + Envoy Corp ................................169
     40,000 # + Fractal Design Corp .......................420
     32,500   + Hyperion Software Corp.....................691
     15,000   + Industri-Matematik
                 International Corp .......................197
     65,500 # + Informix Corp ...........................1,335
     12,500 # + INSO Corp .................................497
      7,000   + Natural Microsystems Corp..................221
     13,500   + Netscape Communications
                  Corp.....................................768
      9,000   + Parametric Technology Corp ................462
     20,000   + Planning Sciences  ADR ....................240
     25,000   + PLATINUM Technology Inc ...................341
     30,000 # + Procom Technology .........................285
     25,000   + Programmers Paradise Inc ..................181
     12,500   + Raster Graphics Inc .......................148
     13,500   + Security Dynamics Technology
                   Inc ....................................425
     12,500   + Segue Software Inc ........................228
      5,000   + Summit Design Inc ..........................51
     22,500   + Sybase Inc ................................375
     17,000   + Tecnomatix Technologies Ltd ...............451
      6,500   + Triteal Corp ..............................138
      7,500   + Versatility Inc ...........................112
     27,000   + Viasat Inc ................................243


                      See notes to financial statements




WEISS, PECK & GREER MUTUAL FUNDS

Schedules of Investments at December 31, 1996

Number                                                Value
of Shares                     Security                (000's)
---------                     ---------               -------

                         GROWTH (continued)

      6,000  +VideoServer Inc ........................       $255
                                                            9,750
                                                           ------

             +Semi-Conductors & Related (2.3%)
      3,000  +Altera Corp ............................        218
      7,500  +Analog Devices Inc. ....................        254
     15,000  +Integrated Packaging Assembly
               Corp...................................        121
     11,500  +Uniphase Corp ..........................        604
     15,000 #+Zoran Corp .............................        270
                                                           ------
                                                            1,467
                                                           ------

              Other Capital Goods (2.5%)
     13,500   AGCO Corp ..............................        386
     26,500  +American Superconductor Corp ...........        282
     30,000  +Emcor Group Inc ........................        390
    300,000 #+Noise Cancellation
               Technologies  .........................        122
     12,500  +ThermoQuest Corp .......................        161
     15,000  +Trident International Inc ..............        244
                                                           ------
                                                            1,585
                                                           ------
                                                           21,190
                                                           ------


              Consumer
              Biotechnology (8.9%)
     20,500  +AutoImmune Inc .........................        315
     11,000  +BioChem Pharmaceutical  Inc ............        553
     15,000  +Biocircuits Corp .......................         44
     19,000  +Cambridge Neuroscience Inc .............        226
     18,000  +Chirex Inc .............................        216
     20,000  +ESC Medical Systems Ltd.................        510
     22,500  +Genzyme Corp ...........................        160
     24,375  +Gensia Inc .............................        113
     20,000  +Hemasure Inc ...........................        125
     27,500  +IBAH Inc ...............................        186
     20,000  +ImmuLogic Pharmaceutical Corp ..........        127
      6,000  +INCYTE Pharmaceuticals Inc .............        309
     10,000  +Metra Biosystems Inc ...................         47
     17,000  +Neopath Inc. ...........................        310
     24,500 #+North American Vaccine Inc .............        594
      1,000  +Parexel International Corp .............         52
     16,000  +Pathogenesis Corp ......................        348
     72,800  +Ribi Immunochem Research Inc. ..........        282
     60,606  +Ribi Immunochem Research
                Inc (A) ..............................        223
     10,000  +SangStat Medical Corp ..................        265
     24,600  +SEQUUS Pharmaceuticals Inc..............        394
     15,000  +Synaptic Pharmaceutical Corp ...........        180
                                                          -------
                                                            5,579
                                                           ------


Number                                                Value
of Shares                     Security                (000's)
--------                      --------                -------

                         GROWTH (continued)


              Health Care - Cost
                  Containment (1.8%)
     17,500  +Access Health Inc ......................       $783
     10,000   Omnicare Inc ...........................        321
                                                         -------
                                                            1,104
                                                         -------
              Health Care - Other (2.2%)
     15,000  +Arterial Vascular Engineering
                 Inc .................................        188
     10,000 #+Cardiothoraic Systems Inc ..............        185
      6,500  +Phycor Inc .............................        184
     57,500  +Summit Medical Systems Inc .............        438
     19,500  +United Payors & United
               Providers Inc..........................        268
     15,000  +Urocor Inc .............................        143
                                                          -------
                                                            1,406
                                                          -------
              Health Care - Pharmaceuticals (0.7%)
      7,500  +Dura Pharmaceuticals Inc. ..............        358
      4,500  +Guilford Pharmaceuticals Inc ...........        105
                                                          -------
                                                              463
                                                          -------
              Media - Cellular (2.1%)
      5,000  +Globalstar Telecommunications
                Ltd. .................................        315
     45,000  +Lightbridge Inc ........................        385
      7,500  +Omnipoint Corp .........................        144
     20,000  +PT Pasifik Satelit Nusantara ADR .......        240
     15,000  +Western Wireless Corp CL A .............        208
                                                          -------
                                                            1,292
                                                          -------
              Media - Other (1.9%)
      5,000 #+Brooks Fiber Properties ................        128
     10,500 # Hollinger International Cl A............        121
     14,500  +Intermedia Communications Inc ..........        373
     15,000  +Univision Communications Inc ...........        555
                                                          -------
                                                            1,177
                                                          -------
              Media - Wireless Cable
              Television (1.0%)
     25,000 #+American Telecasting Inc. ..............        144
     25,000 #+Heartland Wireless
               Communications  Inc....................        328
     12,500 #+Powerwave Technologies Inc. ............        183
                                                          -------
                                                              655
                                                          -------
              Restaurants (3.7%)
      9,000 *+Landry's Seafood Restaurants
                 Inc..................................        192
      6,000 #+Papa John's International Inc ..........        203
     14,550 #+Planet Hollywood International
               Inc....................................        287



                       See notes to financial statements



WEISS, PECK & GREER MUTUAL FUNDS

Schedules of Investments at December 31, 1996

Number                                                Value
of Shares                     Security                (000's)
---------                     --------                 -----

                         GROWTH (continued)


     50,000 *+Starbucks Corp .........................     $1,431
     10,200   Wetherspoon J.D (B).....................        204
                                                          -------
                                                            2,317
                                                          -------
              Retail (10.5%)
     10,000  +Barnett Inc ............................        273
     19,500  +Delia*s Inc ............................        388
     45,000  +Friedman's Inc Cl A ....................        664
     25,000 #+Garden Botanika Inc ....................        300
     60,000   Heilig-Meyers Co. ......................        975
     35,000 #+ust for Feet Inc ......................        919
     35,000 #+Party City Corp ........................        595
     21,800  +Penn Traffic Co ........................         79
     25,000 #+PETsMART Inc ...........................        547
     70,000  +Sunglass Hut International .............        508
      8,500  +Whole Foods Market Inc .................        191
     31,500 #+Williams Sonoma Inc.....................      1,146
                                                          -------
                                                            6,585
                                                          -------

              Other Consumer (3.6%)
     20,000  +Barry R.G. Corp ........................        220
     19,000  +Designer Holdings Ltd ..................        306
      8,000 #+Family Golf Centers Inc ................        241
     15,000  +Gemstar International Group Ltd ........        263
     17,500  +Lithia Motors Inc-Cl A .................        195
     11,500   Royal Caribbean Cruises Ltd ............        269
      4,500  +Sun International Hotels Ltd ...........        164
     15,000 #+Trump Hotels & Casino Resorts ..........        180
     25,000  +Twinlab Corp ...........................        303
     12,231  +Veterinary Centers of America ..........        135
                                                           -------
                                                            2,276
                                                          -------
                                                           22,854
                                                          -------


              Energy
              Oil Services (3.9%)
      5,000  +BJ Services Co .........................        255
     10,000  +Energy Ventures Inc ....................        509
     12,000  +Falcon Drilling Co Inc .................        471
     24,000  +Noble Drilling Corp ....................        477
      7,500  +Petroleum Geo Services ADR .............        293
     15,000  +Weatherford Enterra Inc ................        450
                                                          -------
                                                            2,455
                                                          -------
              Oil & Gas Exploration (3.0%)
      4,500 #+Chesapeake Energy Corp .................        250
    100,000  +Gulf Canada Resources ..................        738
     11,000  +Nuevo Energy Co ........................        572
      9,000   Vintage Petroleum Inc ..................        311
                                                          -------
                                                            1,871
                                                          -------
                                                            4,326
                                                          -------


Number                                                Value
of Shares                     Security                (000's)
----------                    --------                 ------

                         GROWTH (continued)


              Intermediate Goods & Services
              Basic Industries (2.2%)
     15,000   Calmat Co ..............................       $281
     17,500   Huntco Inc Cl A ........................        258
     12,000   Intertape Polymer Group Inc ............        276
     15,000  +Polymer Group Inc. .....................        208
     69,800 #+Waxman Industries Inc ..................        340
                                                          -------
                                                            1,363
                                                          -------

              Business Services (7.9%)
    422,500 #+Advanced Promotion
               Technology Inc ........................          3
     10,500  +Cambridge Technology Partners
                  Inc ................................        352
     25,000 #+Checkpoint Systems Inc .................        619
     15,000  +Corrections Corp of America ............        459
     15,450  +Del Global Technologies Corp ...........        131
     20,000 #+Digital Generation Systems Inc. ........        168
     20,000  +Flextronics International Ltd...........        555
      7,500  +Hadco Corp .............................        368
     12,300  +International Network Services .........        332
     10,000  +MoneyGram Payment Systems ..............        132
     12,500  +QuickResponse Services Inc .............        356
     10,000  +Solectron Corp .........................        534
     35,000  +Wackenhut Corrections Corp .............        700
     15,000 #+Youth Services International Inc .......        229
                                                          -------
                                                            4,938
                                                          -------

              Environmental Services (0.3%)
      5,000  +Culligan Water Technologies ............        202
                                                          -------
              Infrastructure (1.2%)
     60,000  +AES China Generating Co Cl A ...........        765
                                                          -------

              Transportation (2.4%)
     50,000  +America West Airlines Cl B .............        794
     25,000 #+Continental Airlines Cl  B..............        706
                                                          -------
                                                            1,500
                                                          -------
                                                            8,768
                                                          -------

              Interest Sensitive
              Banks (1.4%)
     17,000  +Dime Bancorp Inc .......................        251
     10,000   First Hawaiian Inc .....................        350
     20,000  +Redfed Bancorp Inc .....................        270
                                                          -------
                                                              871
                                                          -------

              Insurance (3.3%)
     10,000  +Amerin Corp ............................        258
      7,000   CapMAC Holdings ........................        232



                        See notes to financial statements


WEISS, PECK & GREER MUTUAL FUNDS

Schedules of Investments at December 31, 1996

Number                                                Value
of Shares                     Security                (000's)
---------                     -------                  ------

                         GROWTH (continued)


     25,000   PXRE Corp ..............................       $619
     35,500 # 20th Century Industries ................        599
     17,500   Western National Corp ..................        337
                                                          -------
                                                            2,045
                                                          -------

              Other (1.0%)
      8,000   CWM Mortgage Holdings Inc ..............        172
     10,000   Everen Capital Corp ....................        224
     10,000 #+Penn Treaty American Corp ..............        260
                                                          -------
                                                              656
                                                          -------
                                                            3,572
                                                          -------


              Real Estate Investment Trusts
              Residential (1.3%)
     35,000   Mills Corp .............................        836
                                                          -------

              Total Common Stocks
                  (Cost $53,598)......................     61,546
                                                          -------

              CLOSED END FUND (1.3%)
                  (Cost $697)
     50,000   Templeton Dragon Fund ..................        806
                                                          -------


              CONVERTIBLE PREFERRED
              STOCK (0.8%)
                 (Cost $425)
              Consumer
              Media - Cellular (0.8%)
      8,500   Globalstar Telecommunications
                Ltd. (B)..............................        480
                                                          -------

Principal
Amount
(000's)
              CONVERTIBLE BOND (1.0%)
              Intermediate Goods & Services
              Business Services (1.0%)
                  (Cost $500)
       $500   Youth Services International
                  7.000% Due 2/1/06 ..................        622
                                                          -------

              Total Investments (101.0%)
                  (Cost $55,220)......................     63,454

              Liabilities in Excess of
                  Other Assets (-1.0%)................       (615)
                                                          -------

              Total Net Assets (100.0%)...............    $62,839
                                                          =======


Number of                                             Value
Contracts                     Security                (000's)
--------                      --------                -------

                         GROWTH (continued)


              CALL OPTIONS WRITTEN
                (Premiums Received $21)
         15   Landry's Seafood, Inc.
                1/97 @  22.50.........................         $1
         75   Starbucks Corp 1/97 @ 35................          1
                                                          -------
                                                               $2
                                                          -------

+ Non-income producing security.
# Security out on loan.
* Security pledged in whole or in part for written options. (A) SEC Rule 144 security. Requires registration under the SEC Act of 1933 before it can be offered for public sale. (B) SEC Rule 144A security. Such security has limited markets and is traded among "qualified institutional buyers."




Number                                                Value
of Shares                     Security                (000's)


                        QUANTITATIVE EQUITY


              COMMON STOCKS (99.8%)
              Capital Goods (8.3%)
      6,800   Boeing Co ..............................       $723
     10,700   McDonnell Douglas Corp .................        685
     11,700   Alco Standard Corp .....................        604
     29,400   Westinghouse Electric Corp .............        584
     10,900   Raytheon Co ............................        525
      7,000   Honeywell Inc. .........................        460
      6,000   Fluor Corp .............................        376
     36,500  +Novell Inc .............................        346
      6,100   Tyco International Ltd .................        323
      5,600   Dover Corp .............................        281
      5,000   Pitney Bowes Inc. ......................        273
      3,100   Raychem Corp ...........................        248
      5,600   Parker Hannifin Corp ...................        217
      9,800  +Apple Computer Inc .....................        205
      7,100  +Advanced Micro Devices Inc .............        183
      3,900   Owens Corning ..........................        166
      2,000   Northrop Grumman Corp ..................        165
      2,300   General Dynamics .......................        162
      3,600   General Signal Corp ....................        154
      1,900   Grainger WW Inc ........................        152
      3,734  +Lucas Varity PLC ADR ...................        142
      2,000   Harris Corp. ...........................        137
      3,800   Avery Dennison Corp ....................        134
      2,700   Harnischfeger Industries Inc. ..........        130
      3,700   Micron Technology Inc ..................        108
     14,700  +Unisys Corp ............................         99



                       See notes to financial statements




WEISS, PECK & GREER MUTUAL FUNDS

Schedules of Investments at December 31, 1996

Number                                                Value
of Shares                     Security                (000's)
---------                     --------                 -------

              QUANTITATIVE EQUITY (continued)


      1,400  +FMC Corp ...............................        $98
      3,000   Great Atlantic & Pacific Tea ...........         96
      4,300   E&G Inc ................................         87
      3,600   Cincinnati Milacron Inc ................         79
      3,800   Moore Corp Ltd .........................         77
      2,100   Trinova Corp ...........................         76
      1,500   Thomas & Betts Corp ....................         67
      2,000   Harland Co. ............................         66
      1,300   Briggs & Stratton Corp .................         57
      6,230  +Navistar International Corp ............         57
      1,200   Timken Co. .............................         55
      1,200   Potlatch Corp...........................         52
      4,800  +Intergraph Corp ........................         49
      3,600   Giddings & Lewis Inc. ..................         46
                                                          -------
                                                            8,544
                                                          -------

              Consumer Durables (3.8%)
     17,850   Mattel Inc. ............................        495
      5,300  +3COM Corp ..............................        389
     10,600   Masco Corp .............................        382
      4,900   Eaton Corp .............................        342
      6,500   Whirlpool Corp .........................        303
      5,200   TRW Inc. ...............................        257
      5,400   Genuine Parts Co .......................        241
      7,000   Black & Decker Corp ....................        211
      5,200   Bausch & Lomb Inc ......................        185
      9,000   Maytag Corp ............................        178
      2,400   Armstrong World Industries Inc..........        167
      4,900   Echlin Inc. ............................        155
      7,200   Cooper Tire & Rubber Co.................        142
      2,900   Cummins Engine Inc .....................        133
      4,800   Stanley Works ..........................        130
      2,400   Snap-On Inc ............................         85
      2,000   BF Goodrich Co .........................         81
      2,000   Outboard Marine Inc. ...................         33
                                                          -------
                                                            3,909
                                                          -------


              Consumer Miscellaneous (0.5%)
     17,300   Service Corp International .............        484
      3,700  +ACNielsen Corp .........................         56
                                                          -------
                                                              540
                                                          -------


              Consumer Non - Durables (35.7%)
     25,100   Pfizer Inc .............................      2,080
     16,200   Bristol-Myers Squibb Co. ...............      1,762
     42,950   Columbia Healthcare Corp ...............      1,750
     37,895   Pharmacia & Upjohn Inc..................      1,502
     19,100   Lilly Eli & Co .........................      1,394
     23,400   American Home Products Corp. ...........      1,372

Number                                                Value
of Shares                     Security                (000's)
---------                     --------                 ------

              QUANTITATIVE EQUITY (continued)


     16,300   Eastman Kodak Co .......................     $1,308
      5,200   Unilever NV ADR.........................        911
     25,400  +Viacom Inc. Cl B .......................        886
     13,300   Schering-Plough Corp. ..................        861
     18,100   May Department Stores Co ...............        846
     12,600   Kellogg Co .............................        827
     10,700   Warner Lambert Co ......................        803
     16,400   Penney (J.C.) Co. ......................        799
     33,980   Archer Daniels Midland Co...............        748
     20,900   Albertsons Inc .........................        745
     18,100   Anheuser-Busch Cos Inc. ................        724
     22,200   Gap Inc. ...............................        669
     10,900   Nike Inc. Cl B .........................        651
     13,600   Dayton Hudson Corp .....................        534
     14,300   Heinz H J Co ...........................        515
      5,300   Colgate-Palmolive Co ...................        489
     14,900   UST Inc. ...............................        482
      6,400   Ralston Purina Co.......................        470
      7,400  +Boston Scientific Corp .................        444
      8,600   Conagra Inc  ...........................        428
      5,500   CPC International Inc. .................        426
      5,600   Gannet Inc .............................        419
     10,100   American Stores Co .....................        413
     22,410   The Limited Inc ........................        412
     37,400  +K mart Stores ..........................        388
      5,900   General Mills Inc ......................        374
      8,000  +Kroger Co ..............................        372
     11,100   Cognizant Corp .........................        366
      9,400   Quaker Oats Co .........................        358
     15,500  +Tenet Healthcare Corp ..................        339
      4,800   Pioneer Hi Bred International ..........        336
     10,500   Dillard Department Stores Inc.
                 Cl A ................................        324
      4,800   Avon Products Inc ......................        274
      7,600  +Federated Department Stores
                 Inc .................................        259
      5,700   Tandy Corp..............................        251
      6,500   New York Times Co Cl A .................        247
      5,200   Harcourt General Inc ...................        240
      5,300   International Flavors &
                 Fragrances Inc ......................        238
      5,400   Becton Dickinson & Co. .................        234
      5,900   Hasbro Inc .............................        229
      6,800   Winn Dixie Stores ......................        215
      4,800   Mallinckrodt Group Inc. ................        212
      4,400   Great Lakes Chemical Corp. .............        206
      4,800  +St. Jude Medical Inc. ..................        205
      4,300   TJX Cos Inc ............................        204
      4,400   McGraw-Hill Cos ........................        203
      4,900  +CVS Corp ...............................        202
      4,900   Rite Aid Corp. .........................        195




                        See notes to financial statements


WEISS, PECK & GREER MUTUAL FUNDS

Schedules of Investments at December 31, 1996

Number                                                Value
of Shares                     Security                (000's)
---------                     --------                 ------

              QUANTITATIVE EQUITY (continued)


      5,400   Allergan Inc. ..........................       $192
      4,900   Liz Claiborne Inc. .....................        189
      8,600  +Woolworth Corp .........................        188
      2,300   Tribune Co. ............................        181
      1,800   Clorox Co. .............................        181
      3,600   Mercantile Stores ......................        178
      6,600  +ALZA Corp...............................        171
      3,900   Hershey Foods Corp .....................        171
      1,500   Philip Morris Cos. .....................        170
      2,500   VF Corp ................................        169
      3,800   Polaroid Corp ..........................        165
      3,800   Reebok International Ltd ...............        160
      4,400   Giant Food Inc Cl A ....................        152
      4,000  +Fruit of the Loom Inc ..................        151
      3,900   Knight-Ridder Inc ......................        149
      5,300   Bard (CR) Inc ..........................        148
      3,700   United States Surgical Corp ............        146
      4,900   American Greetings-Corp Cl A ...........        139
      3,200  +King World Productions Inc .............        118
      7,500   Biomet Inc..............................        113
      7,100  +Beverly Enterprises Inc.................         91
      1,600   Pennzoil Co. ...........................         90
      2,400   National Services Industries Inc .......         90
      5,200   McDermott International Inc ............         86
      3,000   Supervalu Inc. .........................         85
      3,100   Hilton Hotels Corp .....................         81
      1,600   Springs Industries Inc .................         69
      3,248   Jostens Inc ............................         69
     13,000  +Charming Shoppes Inc....................         66
      2,000   Russell Corp ...........................         60
      2,800   Coors (Adolph) Co Cl B .................         53
      1,000   Alberto Culver Co.......................         48
      2,700   Fleming Cos Inc ........................         47
        800   Longs Drug Stores Corp..................         39
      1,388  +Footstar Inc ...........................         35
      5,000  +Ryan's Family Steak Houses Inc .........         34
      3,400  +Transitional Hospitals Corp ............         33
      3,000   Stride Rite Corp .......................         30
      4,200  +Shoney's Inc ...........................         29
        800   Eastern Enterprises ....................         28
      1,400   Luby's Cafeterias Inc. .................         28
      1,400   Brown Group Inc ........................         26
                                                          -------
                                                           36,589
                                                          -------


              Energy (18.5%)
     44,300   Exxon Corp .............................      4,341
     19,600   Royal Dutch Petroleum Co ADR ...........      3,347
     15,100   Mobil Corp. ............................      1,846


Number                                                Value
of Shares                     Security                (000's)
--------                      --------                -------

              QUANTITATIVE EQUITY (continued)


     19,100   Amoco Corp .............................     $1,542
     14,200   Schlumberger Ltd .......................      1,418
      9,600   Texaco Inc .............................        942
     18,300   Phillips Petroleum Co. .................        810
      6,000   Atlantic Richfield .....................        796
     25,700   Occidental Petroleum Corp ..............        601
      7,700   Halliburton Co .........................        464
     18,600   USX-Marathon Group .....................        444
     12,200   Dresser Industries Inc .................        378
      6,800   Burlington Resources Inc ...............        343
      9,000   Baker Hughes Inc .......................        311
      6,046   CINergy Corp. ..........................        202
      7,300   Sun Co .................................        178
      2,000   Kerr McGee Corp ........................        144
      3,750   Williams Cos Inc .......................        141
      5,400  +Oryx Energy Co .........................        134
      2,300   Louisiana Land & Exploration Co ........        123
      2,700   Ashland Inc ............................        118
      4,100  +Rowan Cos ..............................         93
      5,500  +Santa Fe Energy Resources ..............         76
      1,300   Helmerich & Payne ......................         68
        700   NACCO  Industries Cl A .................         37
                                                          -------
                                                           18,897
                                                          -------

              Financial (5.4%)
     23,500   First Data Corp ........................        858
      3,200   General Re Corp ........................        505
      9,500   U.S. Bancorp ...........................        427
      4,200   Loews Corp .............................        396
      6,200   Chubb Corp .............................        333
      4,500   UNUM Corp ..............................        325
      7,200   National City Corp .....................        323
      4,300   Boatmen's Bancshares Inc ...............        277
      2,600   Marsh & McLennan Cos ...................        270
      3,700   Aon Corp ...............................        230
      3,500   Fifth Third Bancorp ....................        220
      3,400   St Paul Cos. Inc........................        199
      2,052   Aetna Inc ..............................        164
      2,900   Sherwin-Williams Co. ...................        162
      2,750   Jefferson-Pilot Corp ...................        156
      1,900   Transamerica Corp ......................        150
      1,800   Republic NY Corp .......................        147
      6,800   USF&G Corp .............................        142
      2,200   Torchmark Corp .........................        111
      3,150   Crane Co ...............................         91
      1,500   USLife Corp ............................         50
                                                          -------
                                                            5,536
                                                          -------



                        See notes to financial statements



WEISS, PECK & GREER MUTUAL FUNDS

Schedules of Investments at December 31, 1996

Number                                                Value
of Shares                     Security                (000's)
---------                     --------                 ------

              QUANTITATIVE EQUITY (continued)


              Intermediate Goods
                & Services (15.1%)
     36,500   WMX Technologies, Inc. .................     $1,191
     14,200   Minnesota Mining &
                 Manufacturing Co ....................      1,177
      9,900   Kimberly-Clark Corp ....................        943
     10,900   Dow Chemical Co ........................        854
     13,200   Aluminum Company of America ............        841
     28,600   Barrick Gold Corp ......................        819
     15,000   Corning Inc ............................        694
     18,500   Browning Ferris Industries Inc. ........        486
     20,500   Placer Dome Inc ADR ....................        446
      7,900   Crown Cork & Seal Inc ..................        430
      8,892   Newmont Mining Corp ....................        398
      7,000   PPG Industries Inc. ....................        393
      7,000   W.R. Grace & Co.........................        362
      5,100   Phelps Dodge Corp ......................        344
      6,700   Nucor Corp .............................        342
      7,600   Champion International Corp. ...........        329
      7,163   International Paper Co. ................        289
      8,700   Inco Ltd ...............................        277
      5,700   Interpublic Group of Cos Inc ...........        271
     11,100   Dun & Bradstreet Corp ..................        264
     13,300   Engelhard Corp .........................        254
      3,100   Rohm & Haas Co .........................        253
      4,400   Reynolds Metals Co .....................        248
      3,500   Sigma Aldrich Corp .....................        219
      6,600   USX-U.S. Steel Group ...................        207
     14,500   Homestake Mining Co ....................        207
      6,000   Dow Jones & Co Inc .....................        203
      6,200   Westvaco Corp...........................        178
     14,900   Laidlaw Inc Cl B .......................        171
      7,335   Allegheny Teledyne Inc .................        169
      5,000   James River Corp of Virginia ...........        166
      5,000   Deluxe Corp ............................        164
      5,774  +Fresenius Medical  Care AG
               ADR....................................        162
      6,900   Cyprus Amax Minerals Co. ...............        161
      3,200   Union Camp Corp ........................        153
      2,600   Mead Corp ..............................        151
      6,800   Worthington Industries Inc. ............        123
     17,700   Echo Bay Mines Ltd .....................        117
      4,100   Ryder Systems Inc ......................        115
      7,700   Stone Container Corp ...................        115
      2,300   Shared Medical Systems Corp ............        113
      3,100   Nalco Chemical Co ......................        112
     12,200  +Bethlehem Steel Corp. ..................        110
      2,900   Ecolab Inc .............................        109
      4,300   Inland Steel Industries Inc ............         86
      4,700   Safety Kleen Corp ......................         77


Number                                                Value
of Shares                     Security                (000's)
----------                    --------                -------

              QUANTITATIVE EQUITY (continued)


      3,700   Ogden Corp .............................        $69
      2,600   Ball Corp ..............................         68
     10,300  +Armco Inc ..............................         42
                                                          -------
                                                           15,472
                                                          -------


              Miscellaneous Industrials (0.7%)
      3,400   Textron Inc ............................        320
      3,400   Millipore Corp .........................        141
      6,800   Viad Corp ..............................        112
      7,200   Dial Corp ..............................        106
                                                          -------
                                                              679
                                                          -------

              Public Utilities (9.7%)
     34,200   Sprint Corp ............................      1,364
     17,000   Enron Corp .............................        733
     28,600   Southern Co ............................        647
     19,500   US West Inc ............................        629
      9,200   Duke Power Co ..........................        428
      9,700   Texas Utilities Co .....................        395
     19,200   Edison International ...................        382
     17,700   Pacific Gas & Electric Co. .............        372
      7,400   FPL Group Inc. .........................        340
      7,700   American Electric Power Co .............        317
      6,400   Coastal Corp ...........................        313
      7,300   Dominion Resources Inc .................        281
      5,300   Sonat Inc. .............................        273
      9,300   Entergy Corp ...........................        258
      9,400   Unicom Corp ............................        255
     11,000   Houston Industries Inc..................        249
     11,900   Pacificorp .............................        244
      9,200   Central & South West Corp ..............        236
      3,300   Columbia Gas System Inc ................        210
      3,500   Consolidated National Gas Co ...........        193
      5,800   DTE Energy Co ..........................        188
      5,300   GPU Inc ................................        178
      4,500   Union Electric Co.......................        173
      5,700   Pacific Enterprises ....................        173
      6,700   PP & L Resources Inc ...................        154
      6,600   Ohio Edison Co .........................        150
      3,800   Bemis Inc ..............................        140
      2,900   Northern States Power Co................        133
      4,800   ENSERCH Corp ...........................        110
      6,500   Noram Energy Corp. .....................        100
     10,000  +Niagara Mohawk Power Corp...............         99
      2,100   Oneok Inc. .............................         63
      1,700   Nicor Inc. .............................         61
      2,200   PECO Energy Co .........................         56
                                                          -------
                                                            9,897
                                                          -------

                        See notes to financial statements


WEISS, PECK & GREER MUTUAL FUNDS

Schedules of Investments at December 31, 1996

Number                                                Value
of Shares                     Security                (000's)
---------                     --------                 ------

              QUANTITATIVE EQUITY (continued)


              Transportation (2.1%)
      7,500   Burlington Northern Santa Fe
                 Corp ................................       $648
      6,900   Union Pacific Corp .....................        415
      4,000   Conrail Inc. ...........................        398
      7,102   Union Pacific Resources Group ..........        208
      8,700   Whitman Corp ...........................        199
      5,600   Caliber Systems Inc ....................        108
      4,000  +USAir Group Inc ........................         94
      3,100   Consolidated Freightways Inc ...........         69
      1,800  +Yellow Corp ............................         26
      1,550  +Consolidated Freightways Corp ..........         14
                                                          -------
                                                            2,179
                                                          -------
              Total Common Stocks
                (Cost $85,886)........................    102,242

              CONVERTIBLE PREFERRED
                 STOCK (0.1%) (Cost $53)
              Financial (0.1%)
        818   Aetna Inc 6.250% .......................         65
                                                          -------
              Total Investments (99.9%)
                (Cost $85,939)........................    102,307

              Other Assets in Excess
                Of Liabilities (0.1%).................        143
                                                          -------
              Total Net Assets (100.0%)...............   $102,450
                                                         ========

+ Non-income producing security.


Number                                                Value
of Shares                     Security                (000's)
---------                     --------                 ------

                           INTERNATIONAL


              COMMON STOCKS (98.0%)
              Australia (4.3%)
      8,800   Broken Hill Proprietary Co..............       $125
     11,700   Mayne Nickless Ltd......................         80
     10,200   National Australia Bank.................        120
     14,500   The News Corp ..........................         76
     22,000   Southcorp Holdings......................         70
     15,000   WMC Ltd ................................         95
                                                          -------
                                                              566
                                                          -------

              Austria (1.0%)
      1,190   OMV.....................................        134
                                                          -------
              Denmark (1.0%)
      2,400   Tele Danmark 'B' .......................        132
                                                          -------

Number                                                Value
of Shares                     Security                (000's)
---------                     -------                  ------

                     INTERNATIONAL (continued)


              France (9.1%)
      1,221   Alcatel Alsthom.........................        $98
      1,510   Christian Dior..........................        244
      1,134   Eaux (CIE Generales Des)................        141
      2,584   Havas...................................        181
      1,320   Rhone-Poulenc "A".......................         45
      1,206   Societe Generale........................        130
      3,669   Total "B" Shares........................        298
      2,400   Union Des Assurances De Paris...........         60
                                                          -------
                                                            1,197
                                                          -------

              Germany (7.1%)
      3,761   Commerzbank AG..........................         96
      2,920   Daimler Benz AG.........................        201
      3,860   Deutsche Bank...........................        180
        270   Henkel Pref.............................         13
        941   Preussag................................        213
        594   Viag....................................        233
                                                          -------
                                                              936
                                                          -------

              Hong Kong (7.6%)
     20,000   Citic Pacific...........................        116
     78,000   Giordano Holdings.......................         67
    140,000   Guandong Investment Ltd.................        135
     10,000   Hang Seng Bank..........................        121
     65,000   Hong Kong & China Gas...................        126
     25,000   Hysan Development.......................         99
     70,000   Shangri-La Asia ........................        104
     14,000   Smartone Mobile
                  Communications......................         27
      9,000   Sun Hung Kai Properties.................        110
     10,000   Swire Pacific A.........................         95
                                                          -------
                                                            1,000
                                                         -------

              Indonesia (0.1%)
     10,000   Jababeka Pt ............................         12
        115   Pt Telekomunikasi Indonesia ............          4
      2,000   Pt Telekomunikasi (Local) ..............          3
                                                          -------
                                                               19
                                                          -------
              Italy (3.0%)
     69,149   Fiat Spa Ord............................        209
     66,000   Istituto Nazionale Delle ...............         86
     21,250   Stet....................................         97
                                                          -------
                                                              392
                                                          -------

              Japan (25.6%)
      7,000   Asahi Bank Ltd..........................         62
      6,000   Asahi Chemical..........................         34
      2,200   Asatsu Corp.............................         70
      2,000   The Bank of Tokyo-Mitsubishi ...........         37
      7,000   Banyu Pharmaceutical....................         98

                        See notes to financial statements


WEISS, PECK & GREER MUTUAL FUNDS

Schedules of Investments at December 31, 1996

Number                                                Value
of Shares                Security                     (000's)
---------                --------                     ------

              INTERNATIONAL (continued)


        440   Canon Sales.............................        $10
      1,400   Circle K Japan Co. .....................         60
      3,000   Eisai Co................................         59
     10,000   Hankyu Corp.............................         50
     10,000   Hitachi ................................         93
     22,000   Hitachi Zosen...........................         85
     15,000   Itochu Corp.............................         81
      1,000  +Japan Associated Finance ...............         79
      8,000   JGC Corp................................         60
      6,000   Matsushita Electric.....................         98
     15,000   Mitsubishi Heavy Industries.............        119
     13,000   Mitsubishi Motor Corp...................         95
      7,000   Mitsui Fudosan..........................         70
      5,000   Mycal Corp..............................         73
      3,000   NEC Systems.............................         60
     16,000   Nippon Express..........................        110
     25,000   Nippon Steel............................         74
         12   Nippon Tel &Tel Corp....................         91
        390   Nippon Television Network...............        118
     14,000   Nissan Motor Co.........................         81
      8,000   Nomura Securities.......................        120
     10,000   NTN Corp................................         54
      9,000   Obayashi................................         61
      5,000   Omron Corp..............................         94
     18,000   Osaka Gas...............................         49
      6,000   Ricoh...................................         69
      1,000   Rohm....................................         66
      8,000   Seiyo Food Systems......................         71
      5,000   Shin-Etsu Chemicals Co..................         91
      5,000   Showa Shell Sekiyo......................         42
        700   Sony Corp...............................         46
      6,000   Sumitomo Bank...........................         87
     10,000   Sumitomo Marine & Fire
                  Insurance...........................         62
     17,000   Sumitomo Osaka Cement................ ..         56
     10,000   Sumitomo Trust & Bank...................        100
     15,000   Tokyo Department Stores.................         68
      5,000   Tokyo Style.............................         70
     10,000   Toray Industries........................         62
      2,000   Tostem Corp.............................         55
     10,000   Victor Co of Japan......................         99
     10,000   Yokogawa Electric Corp..................         86
                                                          -------
                                                            3,375
                                                          -------

              Malaysia (3.6%)
     34,000   Diversified Resource....................        126
     20,000   Leader Universal Holding................         42
      4,000   Ligkaran Trans Kota Holdings ...........          8
      8,000   Malayan Banking.........................         89
     19,000   Malaysian Airline Systems..............          49
     16,000   Resorts World...........................         73
     10,000   Telekom Malaysia........................         89
                                                          -------
                                                              476
                                                          -------

Number                                                Value
of Shares           Security                          (000's)
---------           ----------                        ------

              INTERNATIONAL (continued)


              Netherlands (5.4%)
      7,085   Elsevier................................       $120
      7,104   K.L.M...................................        200
      4,615   Philips Electronics.....................        187
        815   Royal Dutch Petroleum...................        143
        300   Unilever NV.............................         53
                                                          -------
                                                              703
                                                          -------

              Singapore (1.7%)
     14,000   Keppel Corp Ord.........................        109
      5,500   Overseas-Chinese
                  Banking Corp........................         69
      5,000   Singapore International Airlines .......         45
                                                          -------
                                                              223
                                                          -------

              South Korea (0.1%)
         74   Samsung Electronics GDS
                  (voting) (B)........................          3
        721   Samsung Electronics GDS
                  (non-voting) (B)....................         11
                                                          -------
                                                               14
                                                          -------
              Spain (2.4%)
      5,002   Argentaria CMN..........................        224
      2,500   Repsol..................................         96
                                                          -------
                                                              320
                                                          -------

              Sweden (2.1%)
      6,368   Ericsson Tele B ........................        197
      1,769   Pharmacia...............................         73
                                                          -------
                                                              270
                                                          -------

              Switzerland (4.7%)
         50   ABB AG..................................         62
        183   Nestle..................................        196
        160  +Novartis AG.............................        183
        300   Winterthur..............................        174
                                                          -------
                                                              615
                                                          -------

              United Kingdom (19.2%)
     33,000   ASDA Group..............................         70
      8,013   Barclays ...............................        137
      4,850   Bass Ord................................         68
      8,630   BBA Group...............................         52
      3,762   British Aerospace.......................         83
      6,653   British Airways.........................         69
     12,085   British Petroleum.......................        145
     10,800   British Telecomm........................         73
      6,779   Compass Group...........................         72
      6,758   Dixons Group............................         63
      5,600   Emap....................................         71
      5,400   General Accident........................         71
     14,275   General Electric........................         93

                        See notes to financial statements



WEISS, PECK & GREER MUTUAL FUNDS

Schedules of Investments at December 31, 1996

Number                                                Value
of Shares                     Security                (000's)
---------                     --------                 ------

              INTERNATIONAL (continued)


      3,972   GKN.....................................        $68
      5,500   Glaxo Welcome...........................         89
      4,750   Granada Group...........................         70
      7,300   Hays....................................         70
      6,303   HSBC Holdings...........................        141
      5,743   Kingfisher..............................         62
      6,334   Next....................................         62
      8,500   Prudential Corp.........................         72
      5,550   Reuters.................................         71
      8,179   Scottish & Newcastle Breweries... ......         96
      7,845   Shell Transport & Trading...............        136
      5,400   Smith Industries........................         74
      5,500   Smithkline Beecham......................         76
      5,670   Standard Chartered Bank.................         70
     17,577   Tomkins.................................         81
     12,000   Williams Holding........................         71
      9,150   Wolseley................................         72
      2,906   Zeneca Group............................         82
                                                          -------
                                                            2,530
                                                          -------
              Total Common Stocks
                (Cost $12,261)........................     12,902
                                                          -------
Number of
Warrants
--------      WARRANTS (0.1%)
              Japan (0.1%)
              (Cost $51)
         30  +Yodogawa Steel Works................ ...         12
                                                          -------

Principal
Amount
(000's)
-------      CONVERTIBLE BONDS (1.0%)
              Japan (1.0%)
              (Cost $131)
     $3,000   Fuji International Finance
                  0.250% Due 2/1/02...................         26
        100   Mitsubishi Bank
                  3.000% Due 11/30/02.................        106
                                                          -------
                                                              132
                                                          -------
              U.S. TREASURY SECURITY (1.5%)
                (Cost $200)
        200   U.S. Treasury Bill
                  4.954%  Due 1/9/97..................        200
                                                          -------
              Total Investments (100.6%)
                (Cost $12,643)........................     13,246

              Liabilities in Excess of
                  Other Assets (-0.6%)................        (85)
                                                          -------
              Total Net Assets (100.0%)...............    $13,161
                                                          =======


              INTERNATIONAL (continued)


+   Non-incoming producing security.
(B) SEC Rule 144A Security. Such security has limited markets and is traded among "qualfied institutional buyers".




              International Fund
              Industry Concentrations
% of Net
Assets
       13.4%  Banks...................................     $1,769
        7.4%  Electronics.............................        981
        5.8%  Automotive..............................        764
        5.5%  Energy..................................        722
        5.4%  Telecommunications......................        713
        5.0%  Drugs...................................        660
        4.8%  Natural Resources.......................        630
        4.6%  Transportation..........................        608
        4.0%  Insurance...............................        524
        3.8%  Food & Beverage.........................        503
        3.7%  Conglomerates...........................        490
        3.5%  Retail..................................        462
        3.1%  Business Services.......................        405
        2.9%  Media...................................        376
        2.5%  Financial Services......................        326
        2.3%  Metal & Metal Products..................        299
        2.2%  Real Estate.............................        292
        2.2%  Utilities...............................        286
        2.1%  Engineering.............................        280
        1.9%  Construction............................        252
        1.9%  Consumer Non-Durables...................        244
        1.5%  Publishing..............................        191
        1.5%  Manufacturing...........................        191
        1.4%  Holding Companies.......................        186
        1.4%  Chemicals...............................        183
        1.3%  Leisure.................................        177
        1.3%  Machinery...............................        173
        1.2%  Aerospace/Defense.......................        156
        0.5%  Consumer Durables.......................         71
        0.5%  Consumer Services.......................         70
        0.5%  Basic Industries........................         62
      -----                                               -------
       99.1%  Total Stocks, Bonds & Warrants..........     13,046
        1.5%  Short Term Investments..................        200
      ------                                              -------
      100.6%  Total Investments.......................     13,246
              Liabilities in Excess of Other
       -0.6%      Assets..............................        (85)
      -----                                               -------
      100.0%  Total Net Assets........................    $13,161
      =====                                               =======

                        See notes to financial statements

WEISS, PECK & GREER MUTUAL FUNDS

Schedules of Investments at December 31, 1996

Principal
Amount                                                Value
(000's)                       Security                (000's)


              GOVERNMENT SECURITIES


              U.S TREASURY & GOVERNMENT
              AGENCY SECURITIES (147.7%)
              U.S. Treasury Securities (32.5%)
              U.S. Treasury Notes
     $8,390   5.125% Due 2/28/98......................     $8,336
        610   5.875% Due 4/30/98......................        611
      1,870   6.125% Due 5/15/98......................      1,879
      6,045   5.875% Due 10/31/98.....................      6,044
     11,165   6.375% Due 3/31/01......................     11,240
     10,740   7.000% Due 7/15/06......................     11,158
                                                          -------
              Total U.S. Government Securities
                 (Cost $39,260).......................     39,268
                                                          -------
              U.S. Government Agencies (115.2%)
              Mortgage Related (62.9%)
              Federal Home Loan Mortgage
              Corporation (FREDDIE MAC) (1.3%)
      1,537 * 7.000% Due 5/1/09.......................      1,543
                                                          -------
              Federal National Mortgage
              Association (FANNIE MAE) (24.1%)
      1,926 * 9.000% Due 11/1/10......................      2,040
     17,254 * 7.000% Due 1/1/11-1/1/26................     17,002
        195 * 6.500% Due 5/1/11-3/1/26 ...............        186
      9,970   Variable Rate
                 Due 1/1/27(C) (++)...................      9,914
                                                          -------
                                                           29,142
                                                          -------
              Government National Mortgage
              Association (GINNIE MAE) (37.5%)
     10,579 * 7.500% Due 9/15/07-6/15/23..............     10,741
      9,980   7.000% Due 1/1/12 (C)...................     10,020
      2,852 * 8.000% Due 2/15/17-9/15/17..............      2,952
      1,568 * 9.000% Due 6/15/21......................      1,672
     19,250   8.500% Due 1/1/27 (C)...................     19,948
                                                          -------
                                                           45,333
                                                          -------
              Total Mortgage Related
                 Securities...........................     76,018
                                                          -------
              Non-Mortgage Related (52.3%)
              Federal Farm Credit Bank (22.5%)
      6,000   Discount Note Due 1/7/97................      5,995
      2,000   Discount Note Due 1/8/97................      1,998
     19,250   Discount Note Due 1/17/97...............     19,203
                                                          -------
                                                           27,196
                                                          -------
              Federal Home Loan Banks (22.4%)
      7,250   Discount Note Due 1/6/97................      7,245
      9,925   Discount Note Due 1/7/97................      9,916
      9,970   Discount Note Due 1/23/97...............      9,937
                                                          -------
                                                           27,098
                                                          -------

Principal
Amount                                                Value
(000's)                       Security                (000's)


         GOVERNMENT SECURITIES (continued)


              Tennessee Valley Authority (7.4%)
     $8,800   5.980% Due 4/1/36.......................     $8,915
                                                          -------
              Total Non Mortgage Related
                Securities............................     63,209
                                                          -------
              Total U.S. Government Agencies
                 (Cost $139,047)......................    139,227
                                                          -------
              Total Investments (147.7%)
                 (Cost $178,307)......................    178,495
                                                          -------
              Liabilities in Excess of
                 Other Assets (-47.7%)................    (57,691)
                                                          -------
              Total Net Assets (100.0%)...............   $120,804
                                                         ========

* Securities pledged in whole or in part as collateral for when issued securities.
(C)  Securities purchased on a when issued basis.
(++) Coupon indexed to Cost of Funds Index ("COFI").
     (COFI is the Cost of Funds Index for the 11th District Federal Home Loan Bank. It measures the average cost of funds for savings institutions in Arizona, California and Nevada).




Principal
Amount                                                Value
(000's)                       Security                (000's)
------                        -------                  ------

             INTERMEDIATE MUNICIPAL BOND


              Alaska (0.7%)
       $100   Alaska State Housing
                  Financial Corporation
                  Mortgage Program 1st Series
                  6.800% Due 12/1/99..................       $104

              Arizona (0.7%)
        100   Pinal County Arizona
                  Industrial Development Authority
                  Pollution Control Revenue
                  5.000% Due 12/1/09 (D)..............        100

              Colorado (1.9%)
        100   Adams County Colorado
                  School District  No. 12 Series D
                  General Obligation
                  MBIA Insured
                  5.450% Due 12/15/06.................        105



                        See notes to financial statements


WEISS, PECK & GREER MUTUAL FUNDS

Schedules of Investments at December 31, 1996

Principal
Amount                                                Value
(000's)                       Security                (000's)
-------                       --------                 ------

   INTERMEDIATE MUNICIPAL BOND (continued)


        $45   Brighton Colorado
                  General Obligation
                  FGIC Insured
                  Zero Coupon Due 12/1/00.............        $38

        150   Westminster Colorado Multifamily
                  Wexford Apartments Project
                  5.350% Due 12/1/25..................        153

              Connecticut (0.4%)
         50   Stratford Connecticut General
                  Obligation FGIC Insured
                  7.000% Due 6/15/04..................         57

              District of Columbia (1.9%)
        300   District of Columbia
                  General Obligation
                  5.000% Due 6/1/01...................        294

              Florida (3.3%)
        500   St. John's County Florida
                  Water & Sewer Revenue
                  MBIA Insured
                  5.250% Due 6/1/10...................        500

              Georgia (3.0%)
        400   Georgia State Series D
                  6.700% Due 8/1/10...................        461

              Illinois (9.8%)
        175   Berkeley Illinois Industrial
                 Development Revenue
                  Walgreen Company
                  Project Series A
                  6.250% Due 12/1/98..................        177

        500   Chicago Illinois
                  General Obligation
                  MBIA Insured
                  5.000% Due 1/1/08...................        494

        240   Chicago Illinois
                  Water Revenue Refunding
                  AMBAC Insured
                  5.600% Due 11/1/04..................        251

        100   Cook & DuPage Counties, Illinois
                  Combined School District - B
                  FGIC Insured
                  Zero Coupon Due 12/1/05.............         63

Principal
Amount                                                Value
(000's)                       Security                (000's)
-------                       --------                 ------

   INTERMEDIATE MUNICIPAL BOND (continued)


       $398   Illinois Health Facilities Authority
                  Revenue Series A MBIA Insured
                  7.900% Due 8/15/03..................       $408

        100   Illinois State General Obligation
                  5.700% Due 6/1/98...................        101

              Indiana (3.1%)
        445   La Porte Indiana Economic
                  Development Revenue
                  Boise Cascade Corp. Project
                  Escrowed to Maturity
                  7.375% Due 6/1/01 ..................        476

              Iowa (0.7%)
        100   Iowa Student Loan Liquidity
                  6.450% Due 3/1/02...................        107

              Kentucky (1.2%)
        190   Dayton Kentucky Elderly
                  Housing Speers Court
                  5.350% Due 9/1/05...................        191

              Massachusetts (4.9%)
        250   Massachusetts Bay
                  Transportation Authority
                  General Transportation System
                  5.300% Due 3/1/05...................        258

        500   Massachusetts State
                  Consolidated Loan Series D
                  General Obligation
                  5.250% Due 11/01/12.................        488

              Michigan (1.8%)
        240   Michigan State Building Authority
                  Chippewa Correctional Facilities
                  Escrowed to Maturity
                  7.250% Due 10/1/04..................        278

              Minnesota (2.6%)
        380   Minnesota State Housing
                  Authority - Single Family
                  Mortgage Revenue
                  8.375% Due 2/1/15...................        392

              Nebraska (0.5%)
         70   Nebraska Investment Finance
                  Authority Single Family
                  Mortgage  Series C
                  6.500% Due 9/15/14..................         72



                        See notes to financial statements




WEISS, PECK & GREER MUTUAL FUNDS

Schedules of Investments at December 31, 1996

Principal
Amount                                                Value
(000's)                       Security                (000's)
--------                      -------                  ------

                     INTERMEDIATE MUNICIPAL BOND (continued)


              Nevada (1.1%)
       $150   Nevada State Muni Bond
                  Bank Project 38-39A
                  Escrowed to Maturity Refunded
                  6.400% Due 7/1/05...................       $164

              New Jersey (4.0%)
        345   Arlington Arms Financing Corp.
                  New Jersey Mortgage Revenue
                  Arlington Arms Apartments
                  10.250% Due 3/1/25..................        353

        245   Gateway New Jersey Housing
                  Development Corporation
                  Revenue Bond Section 8
                  10.500% Due 8/1/25..................        253

              New York (3.4%)
        175   Franklin County New York
                  Solid Waste Management
                  Authority 6.125% Due 6/1/09.........        191

        100   Hempstead Town New York
                   General Obligation, Series B
                   AMBAC Insured
                   6.500% Due 1/1/12..................        111

        210   New York State Medical Care
                  Facilities Finance Agency Revenue
                  7.875% Due 2/15/07..................        219

              North Carolina (3.9%)
        500   Surry County North Carolina
                  Industrial Facilities
                  9.250% Due 12/1/02..................        586

              Ohio (0.2%)
        225   Ohio Housing Financing Agency
                  Single Family Mortgage
                  Series 1985A (FGIC Insured)
                  Zero Coupon Due 1/15/15.............         37

              Oklahoma (5.7%)
         55   Enid Oklahoma Hospital
                  Authority (St. Mary's Hospital)
                  Escrowed to Maturity
                  8.000% Due 7/1/98...................         56


Principal
Amount                                                Value
(000's)                       Security                (000's)
--------                      --------                 -------

                     INTERMEDIATE MUNICIPAL BOND (continued)


     $1,625   Oklahoma County
                  Oklahoma Home Finance Authority
                  Single Family Refunding
                  Prerefunded
                  Zero Coupon Due 7/1/12..............       $581

        200   Tulsa Oklahoma Metropolitan
                  Utility Authority Revenue
                  7.000% Due 2/1/03...................        223

              Pennsylvania (5.2%)
         25   Delaware County Pennsylvania
                  General Obligation
                  7.000% Due 12/1/97..................         25

        500   Hempfield  Pennsylvania
                  School District Refunding
                  6.700% Due 10/15/99.................        503

        250   Pennsylvania State Industrial
                  Development Authority
                  AMBAC Insured
                  5.800% Due 7/1/09...................        264

              South Carolina (5.2%)
        500   Piedmont Municipal Power Agency
                  FGIC Insured
                  6.125% Due 1/1/07...................        537

        230   Piedmont Municipal Power Agency
                  South Carolina Electric Refunding
                  Escrowed to Maturity MBIA Insured
                  6.250% Due 1/1/09...................        252

              Texas (20.7%)
        500   Cypress-Fairbanks Texas
                  Independent School District
                  7.300% Due 2/15/07..................        586

        540   Dallas Fort Worth Airport FGIC Insured
                  7.750% Due 11/1/01..................        613

        500   Deer Park Texas Independent
                  School District  School Building
                  6.375% Due 2/15/07..................        557

      1,100   Harris County Texas Flood District
                  General Obligation
                  Zero Coupon Due 10/1/06.............        597







                        See notes to financial statements




WEISS, PECK & GREER MUTUAL FUNDS

Schedules of Investments at December 31, 1996

Principal
Amount                                                Value
(000's)                       Security                (000's)
--------                      --------                 ------

                     INTERMEDIATE MUNICIPAL BOND (continued)


       $100   Garland Texas Independent
                  School District Series  A
                  General Obligation
                  Zero Coupon Due 2/15/99.............        $91

        265   Lower Colorado River Authority
                  Prerefunded Revenue
                  6.250% Due 5/1/07...................        291

        400   Texas Municipal Power
                  Agency - MBIA Insured
                  5.500% Due 9/1/10..................         407

              Utah (2.9%)
        380   Salt Lake City Utah Water Conservancy
                       District Revenue Refunding Series A
                  Escrowed to Maturity
                  10.875%  Due 10/1/02...........             445

              Virginia (6.8%)
        500   Brunswick County Virginia
                  Industrial Development Authority
                  Correctional Facilities Lease
                  MBIA Insured
                  5.650% Due 7/1/09...................        513

        100   Virginia State Housing
                  Development Authority
                  Multi Family  Series A
                  Zero Coupon Due 11/1/17.............         17

        500   Virginia State University
                   Virginia Commonwealth
                   University Revenue
                   Series B 4.900% Due 5/1/03.........        503

              Washington (2.1%)
        300   Washington State Motor Vehicle
                  Tax General Obligation
                  6.200% Due 3/1/08...................        327
                                                          -------
              Total Investments (97.7%)
                  (Cost $14,691)......................     14,870

              Other Assets in Excess of
                  Liabilities (2.3%)..................        344
                                                          -------
              Total Net Assets (100.0%)...............    $15,214
                                                          =======

(D) Interest rate subject to change approximately every 1 to 180 days. Principal payable on demand at periodic intervals at the Fund's option.



Principal
Amount                                                Value
(000's)                       Security                (000's)


                             GOVERNMENT MONEY MARKET


              U.S Government Agency
              Obligations (82.8%)
              Federal Farm Credit Bank (50.8%)
     $5,000   Discount Note 1/6/97....................     $4,996
     10,000   Discount Note 1/7/97....................      9,991
      5,000   Discount Note 1/8/97....................      4,995
      3,000   Discount Note 1/10/97...................      2,996
      3,000   Discount Note 1/13/97...................      2,995
      5,000   Discount Note 1/21/97...................      4,986
      5,000   Discount Note 1/22/97...................      4,985
      5,000   Discount Note 1/23/97...................      4,984
      5,000   Discount Note 1/31/97...................      4,978
      5,000   Discount Note 2/3/97....................      4,976
      5,000   Discount Note 2/4/97....................      4,974
      5,000   Discount Note 2/5/97....................      4,974
      3,000   Discount Note 2/10/97...................      2,982
      3,000   Discount Note 2/14/97...................      2,980
      3,000   Discount Note 2/18/97...................      2,979
      3,000   Discount Note 2/20/97...................      2,978
      5,000   Discount Note 2/24/97...................      4,960
                                                          -------
                 (Cost $77,709).......................     77,709
                                                          -------
              Federal Home Loan Banks (32.0%)
      5,000   Discount Note 1/9/97....................      4,994
      5,000   Discount Note 1/10/97...................      4,993
      4,000   Discount Note 1/14/97...................      3,992
      5,000   Discount Note 1/15/97...................      4,990
      5,000   Discount Note 1/16/97...................      4,989
      5,000   Discount Note 1/17/97...................      4,989
      5,000   Discount Note 1/24/97...................      4,983
      5,000   Discount Note 1/27/97...................      4,981
      5,000   Discount Note 2/6/97....................      4,973
      5,000   Discount Note 2/7/97....................      4,973
                                                          -------
                 (Cost $48,857).......................     48,857
                                                          -------
              Total U.S. Government Agencies
                 (Cost $126,566)......................    126,566
                                                          -------
              Repurchase Agreement (13.3%)
     20,252   Citicorp 6.250% Due 1/2/97
                 (Collateralized by $14,221
                  U.S. Treasury Notes
                 7.000% Due 4/15/99 and
                 $6,376 U.S. Treasury Notes
                 6.375% Due 9/30/01)
                 (Cost $20,252).......................     20,252
                                                          -------
              Total Investments (96.1%)
                 (Cost $146,818)......................    146,818

              Other Assets in Excess
                  of Liabilities (3.9%)...............      5,968

              Total Net Assets (100.0%)...............   $152,786
                                                        =========


                        See notes to financial statements




Schedules of Investments at December 31, 1996

Principal
Amount                                                Value
(000's)                       Security                (000's)
--------                      --------                 -------

                              TAX FREE MONEY MARKET


              Arkansas (0.9%)
     $1,110   Little Rock, Arkansas
                Health Facilities Board Revenue
                (Southwest Hospital)
                 4.050% Due 10/1/18 (D) (E)...........     $1,110

              Arizona (0.3%)
        350   Tucson Industrial Development Authority
                (Tucson City Center Parking Garage)
                4.125% Due 6/1/15 (D) (E).............        350

              Colorado (0.1%)
        100   Colorado Housing Finance
                 Multi-Family Housing Revenue
                (Grant Street Plaza)
                 4.125% Due 11/1/09 (D) (E)...........        100

              Connecticut (0.9%)
      1,000   Waterbury Connecticut
                Tax Anticipation Notes
                4.000% Due 2/5/97.....................      1,000

              Delaware (3.5%)
      4,100   Delaware Economic
                 Development Authority
                 Multifamily Housing Revenue
                 (School House Trust 1985)
                 4.600% Due 12/17/15 (D) (E)..........      4,100

              District of Columbia (0.9%)
      1,100   District of Columbia Series B
                General Fund Recovery Bonds
                  5.100% Due 6/1/03 (D) (E)...........      1,100

              Florida (3.0%)
      1,500   Atlantic Beach Florida
                 Revenue Refunding & Improvement
                 Fleet Landing Series B
                5.100% Due 10/1/24 (D) (E)............      1,500

      2,040   Orange County Florida
                 Industrial Development
                 Revenue Refunding
                 (Orlando-Hawaiian Motel)
                 3.900% Due 10/1/15 (D) (E)...........      2,040

              Georgia (0.2%)
        225   Georgia Municipal Electric Authority
                 Power Revenue Ser L Prerefunded
                 7.750% Due 1/1/04....................        233

Principal
Amount                                                Value
(000's)                       Security                (000's)
-------                       --------                 ------

                        TAX FREE MONEY MARKET (continued)


              Illinois (8.0%)
       $125   Chicago Illinois Multi-Family Housing
                 Waveland Association Project F
                 4.200% Due 11/1/10 (D) (E)...........       $125

        800   Illinois Development Finance
                 Authority Industrial Development
                 Refunding Bond (Dart Container)
                 3.900% Due 8/1/25 (D) (E)............        800

        500   Illinois Development Finance
                 Agency Authority
                (Presbyterian Home Lake Associates)
                 4.200% Due 9/1/31 (D) (E)............        500

        950   Illinois Development Finance
                 Authority Multifamily Revenue
                 (Cobbler Square Project)
                 4.650% Due 10/1/05 (D) (E)...........        950

      1,150   Illinois Health Facilities Revenue
                  Bensenville Home Security
                  Series A
                  4.100% Due 2/15/19 (D) (E)..........      1,150

      3,550   St. Clair County Illinois Industrial
                Development Board (Winchester
                Apartments Project Ser 94)
                4.500% Due 10/1/15 (D) (E)............      3,550

      2,300   Troy Grove Illinois Refunding
                 (Unimin Corp.)
                 4.868% Due 5/1/10 (D) (E)............      2,300

              Indiana (6.5%)
        240   Fort Wayne Indiana Economic
                 Development Authority Revenue
                 Refunding (Georgetown Pleace
                Venture Project)
                 4.050% Due 12/1/15 (D) (E)...........        240

        720   GAF Tax-Exempt Bond Grantor
                 Trust Series A
                 4.100% Due 4/1/08 (D) (E)............        720

      1,000   Indianapolis Indiana
                 Economic Development
                 (Joint & Clutch Series 1984)
                 3.878% Due 12/1/14 (D) (F)...........      1,000




                        See notes to financial statements



WEISS, PECK & GREER MUTUAL FUNDS

Schedules of Investments at December 31, 1996

Principal
Amount                                                Value
(000's)                       Security                (000's)
--------                      --------                 ------

                        TAX FREE MONEY MARKET (continued)


     $1,900   Princeton Indiana
                 Pollution Control Revenue
                 PSI Energy Inc Project
                5.100% Due 3/1/19 (D) (E).............     $1,900

      2,000   Residential Apartments Portfolio
                 Certified Trust 1996 Series A
                4.500% Due 12/1/02 (B)(D)(E)..........      2,000

      1,800   Rockport Indiana
                 Pollution Control Revenue Refunding
                 AEP Generating Co Project B
                5.100% Due 7/1/25 (D) (E).............      1,800

              Iowa (0.2%)
        230   Iowa Higher Education
                 Loan Authority Revenue
                (Drake University Series A)
                6.440% Due 12/1/97....................        235

              Kansas (1.7%)
      2,000   Salinas Kansas Central Mall
                 (Salinas Central Mall Dillard)
                 4.250% Due 12/1/04 (D) (E)...........      2,000

              Kentucky  (4.2%)
      1,910   Boone County Kentucky
                 Economic Development Revenue
                 (Florence Park Care Center)
                 3.900% Due 6/1/15 (D) (E)............      1,910

        870   Boone County Kentucky Industrial
                 Development Bond Revenue
                 (Jamike/Hemmer Project)
                 3.850% Due 2/1/06 (D) (E)............        870

        300   Florence Kentucky Industrial
                 Building Revenue
                 (Florence Commercial Project)
                 3.900% Due 6/1/07 (D) (E)............        300

      1,895   Fort Thomas Kentucky
                 Industrial Buildings Revenue
                 (Carmel Manor Project)
                 3.900% Due 10/1/14 (D) (E)...........      1,895

              Michigan (11.5%)
        975   Birmingham Michigan Economic
                Development Corporation
                 (Brown Street Project 83)
                4.375% Due 12/1/18 (D) (E)............        975


Principal
Amount                                                Value
(000's)                       Security                (000's)
-------                       --------                 -------

                        TAX FREE MONEY MARKET (continued)


       $425   Brighton Michigan
                Area School District Revenue
                5.900% Due 5/1/97.....................       $428

      2,100   Lansing Michigan Economic
                 Development Corp
                 (Atrium Office)
                 3.700% Due 5/1/15 (D) (E)............      2,100

        995   Leelanau County Michigan
                Economic Development Corp
                Revenue (American Community
                Mutual Insurance Co Project)
                3.800%  Due 6/15/06 (D) (E)...........        995

      1,065   Livonia Michigan Economic
                 Development Corporation
                 (American Community
                 Mutual Insurance)
                 3.800% Due 11/15/04 (D) (E)..........      1,065

         77   McDonald Tax-Exempt
                 Mortgage Trust #1
                 4.250% Due 1/15/09 (D) (E)...........         77

        200   Michigan State Job Development
                 Authority Revenue
                 (Kentwood Residence)
                 3.600% Due 11/1/14 (D) (E)...........        200

        390   Michigan State Strategic Fund
                 Revenue (Tawas Bay
                Association Project)
                 3.800% Due 12/1/01 (D) (E)...........        390

        610   Michigan State Strategic Fund
                 Limited Obligation Revenue
                 Refunding (Woodbridge
                 Commercial Properties)
                 3.800% Due 10/15/05 (D) (E)..........        610

      1,000   Michigan State Hospital
                 Financial Authority
                 Hospital Equipment Loan Project
                 Insured Series A
                4.150% Due 12/1/23 (D) (E)............      1,000

      2,260   Oakland County Michigan Economic
                 Development Corporation
                 (Corners Shopping Center)
                 3.900% Due 8/1/15 (D) (E)............      2,260

                        See notes to financial statements



WEISS, PECK & GREER MUTUAL FUNDS

Schedules of Investments at December 31, 1996

Principal
Amount                                                Value
(000's)                       Security                (000's)
---------                     --------                 -------

                        TAX FREE MONEY MARKET (continued)


     $3,500   Plainwell Michigan Economic
                Development Corp
                 (Phillip Morris Inc.)
                 4.500% Due 11/1/07 (D) (E)...........     $3,500

              Minnesota (2.5%)
        500   Golden Valley Minnesota
                 Industrial Development Revenue
                 (Graco Inc Project)
                 4.250% Due 12/1/02 (D) (E)...........        500

      1,200   Hutchinson Minnesota
                 Economic Development Authority
                 Revenue Refunding
                 4.000% Due 8/15/06 (D) (E)...........      1,200

      1,189   International Falls Minnesota
                 Economic Development Revenue
                (Developers Diversified Limited Project)
                 4.330% Due 7/1/06 (D) (E)............      1,189

              Mississippi (0.5%)
        575   Desoto County Mississippi
                 Industrial Development
                 Revenue (American Soap
                 Company Project)
                 4.868% Due 12/1/08 (D) (F)...........        575

              Nebraska (1.3%)
      1,500   Douglas County Nebraska
                 School District No. 17
                 Tax & Revenue Anticipation Notes
                 4.000% Due 1/15/97...................      1,500

              Nevada (1.1%)
      1,290   Henderson Nevada
                 Public Improvement Trust
                 Multifamily Housing Revenue Refunding
                 Pueblo Verde I & II Apartment Project
                4.100% Due 8/1/26 (D) (E).............      1,290

              New Jersey (0.8%)
      1,000   New Jersey Economic
                 Development Authority
                 (Genlyte-Union County Project)
                 4.600% Due 10/15/09 (D) (E)..........      1,000

              New Mexico (0.4%)
        500      New Mexico Finance  Authority
                 Revenue (Court Automation Fee)
                 3.800% Due 6/1/97....................        500


Principal
Amount                                                Value
(000's)                       Security                (000's)
------                        --------                 -------

                        TAX FREE MONEY MARKET (continued)


              New York (4.5%)
       $900   Campbell Savona New York
                 Central School District
                 Steuben County
                 Bond Anticipation Notes
                 4.375% Due 6/27/97...................       $901

        650   Chemung County New York
                 Industrial Development Authority
                Civic Facility Revenue Bonds
                4.100% Due 3/1/19 (D) (E).............        650

        330   Metropolitan Transportation Authority
                 New York Excess Loss Fund
                 Special Obligation
                 6.500% Due 1/1/97....................        330

        800   Monroe County New York
                Industrial Development Revenue Bond
                 Rochester District Heating Cooperative
                  3.650% Due 12/1/00 (D) (E)..........        800

        360   New York City New York Series A
                 (Escrowed To Maturity)
                 6.750% Due 3/15/97...................        362

        945   New York State Job Development
                 Authority 1984
                 Ser C-1 to C-30
                 3.600% Due 3/1/99 (D) (E)............        945

        485   New York State Job Development
                 Authority 1984
                 Ser E-1 to E-55
                 3.600% Due 3/1/99 (D) (E)............        485

        320   New York State Job Development
                 Authority 1984
                 Ser F-1 to F-17
                 3.600% Due 3/1/99 (D) (E)............        320

        500   North Hempstead New York
                 Bond Anticipation Notes Series B
                 3.850% Due 2/27/97...................        500

              Ohio (20.1%)
        255   Brooklyn Ohio Industrial
                 Development Revenue Refunding
                 (Clinton Road Project A)
                 3.650% Due 12/1/00 (D) (E)...........        255


                        See notes to financial statements



WEISS, PECK & GREER MUTUAL FUNDS

Schedules of Investments at December 31, 1996

Principal
Amount                                                Value
(000's)                       Security                (000's)
---------                     --------                 -------

                        TAX FREE MONEY MARKET (continued)


       $765   Buckeye Ohio Tax Exempt
                 Mortgage Bond Trust Series C
                 4.500% Due 2/1/05 (D) (E)............       $765

        970   Cincinnati & Hamilton County
                 Ohio Port Authority Revenue
                 Refunding (Tri State Building)
                 3.600% Due 9/1/99 (D) (E)............        970

        650   Citizens Federal Tax-Exempt
                 Mortgage Bond Trust
                  3.800% Due 9/1/08 (D) (E)...........        650

        510   Clermont County Ohio Economic
                 Development Revenue
                 (John Q. Hammons Project)
                 3.800% Due 5/1/12 (D) (E)............        510

        230   Franklin County Ohio Industrial
                 Development Revenue
                 (GSW Building Association Ltd.)
                 3.700% Due 11/1/15 (D) (E)...........        230

      1,665   Lakewood Ohio Hospital
                 Revenue (Hospital
                 Improvement Series 1983)
                  4.040% Due 11/1/10 (D) (E)..........      1,665

      4,800   Lorain County Ohio Hospital
                  Elyria United Methodist
                  Village Project
                  4.200% Due 6/1/12...................      4,800

        357   McDonald Tax Exempt
                 Mortgage Trust #1
                 4.250% Due 1/15/09 (D) (E)...........        357

        720   Montgomery County Ohio
                 Economic Development Authority
                 Revenue Refunding (ND Motels)
                 3.800% Due 12/15/04 (D) (E)..........        720

      1,060   Montgomery County Ohio
                 Economic Development Revenue
                 (Wayne Town Association)
                 3.850% Due 10/1/99 (D) (E)...........      1,060

      1,975   Ohio Company Tax Exempt
                 Mortgage Trust Series 2
                 3.600% Due 6/15/03 (D) (E)...........      1,975


Principal
Amount                                                Value
(000's)                       Security                (000's)
--------                      --------                 -------

                        TAX FREE MONEY MARKET (continued)


     $1,000   Riverside Ohio Economic
                 Development Revenue
                 (Riverside Association Project)
                 3.800% Due 9/1/12 (D) (E)............     $1,000

        710   Riverside Ohio Economic
                 Development Revenue
                 (Wright Point Association)
                 3.800% Due 9/1/10 (D) (E)............        710

      1,850   Stark County Ohio Industrial
                 Development Revenue
                 (Newmarket Parking Ltd.)
                 3.850% Due 11/1/14 (D) (E)...........      1,850

      2,060   Stark County Ohio Health Care
                Facilities (Canton Christian
                Home PJ) Series 90
                 3.750% Due 9/1/15 (D) (E)............      2,060

        570   Stark County Ohio Health Care
                 Facility (Canton Christian Home)
                 3.750% Due 9/15/16 (D) (E)...........        570

        235   Stark County Ohio Industrial
                 Development Revenue
                 (Belpar Professional Building)
                 3.850% Due 10/1/04 (D) (E)...........        235

        620   Trumbull County Ohio Industrial
                 Development Revenue Refunding
                 (Howland Association Project)
                 4.300% Due 10/1/01 (D) (E)...........        620

      1,360   Willoughby Hills Ohio Industrial
                 Development Revenue
                 (Renaissance Properties Project)
                 3.800% Due 12/15/14 (D) (E)..........      1,360

      1,200   Village of Canal Winchester Ohio
                 Bond Anticipation Notes
                 4.500% Due 8/13/97..................       1,202

              Oklahoma (1.2%)
        920   Creek County Oklahoma Industrial
                 Development Authority
                 (Indiana Glass Project)
                 3.650% Due 12/1/05 (D) (E)...........        920





                        See notes to financial statements



WEISS, PECK & GREER MUTUAL FUNDS

Schedules of Investments at December 31, 1996

Principal
Amount                                                Value
(000's)                       Security                (000's)
--------                      --------                 -------

                        TAX FREE MONEY MARKET (continued)


       $500   Oklahoma County Industrial
                 Development Authority Revenue
                 (Baptist General Convention)
                 3.750% Due 3/1/09 (D) (E)............       $500

              Oregon (0.4%)
        415   Port of Portland Oregon Public Grain
                 Elevator Revenue
                 (Columbia Series A)
                 4.250% Due 12/1/14 (D) (E)...........        415

              Pennsylvania (2.7%)
        150   Allegheny County Pennsylvania
                General Obligation
                 Refunding Series C-33
                7.300% Due 2/15/97....................        151

        180   Bucks County Pennsylvania
                 Industrial Development Authority
                 (Edgcomb Metals Co Project
                 Series 84)
                 4.000% Due10/1/09 (D) (E)............        180

      1,040   Commonwealth Tax-Exempt
                 Mortgage Bond Trust Series A
                 3.950% Due 11/1/05 (D) (E)...........      1,040

        800   Delaware Valley Pennsylvania
                Finance Authority Local Government
                 Revenue Series C
                4.150% Due 12/1/20 (D) (E)............        800

         77   McDonald Tax-Exempt
                  Mortgage Trust #1
                  4.250% Due 1/15/09 (D) (E)..........         77

        400   Philadelphia Hospital and Higher
                 Education Facilities Authority
                (Children's Hospital of Philadelphia)
                 5.000% Due 3/1/27 (D) (E)............        400

        500   Schuylkill County Pennsylvania
                 Industrial Development Authority
                  Northeast Power
                 5.100% Due 12/1/11 (D) (E)...........        500

              Tennessee (5.8%)
      2,725   Franklin County Tennessee Health
                & Educational Facilities Revenue
                (University of the South Sewanee)
                3.700% Due 9/1/10 (D) (E).............      2,725

Principal
Amount                                                Value
(000's)                       Security                (000's)
-------                       --------                 -------

                        TAX FREE MONEY MARKET (continued)


     $1,280   GAF Tax-Exempt Bond Grantor
                 Trust Series A
                 4.100% Due 4/1/08 (D) (E)............     $1,280

      1,000   Metropolitan Government Nashville &
                 Davidson Counties
                 7.000% Due 6/15/97...................      1,020

      1,750   Rutherford County Tennessee
                Industrial Development Revenue
                 Leggett & Platt Income Project 1984
                4.300% Due 6/1/03 (D) (E).............      1,750

              Texas (7.3%)
      1,500   Austin Texas Utility Systems
                 Revenue and Refunding
                 Combination Series 1984
                4.300% Due 5/15/97....................      1,503

      1,800   Harris County Texas
                 Multifamily Housing Revenue
                 (Country Scape Development)
                 4.375% Due 4/1/07 (D) (E)............      1,800

      1,000   Harris County Texas
                 Health Facilities Development Corp
                (Buckner Retirement Services)
                 4.125% Due 8/15/26 (D) (E)...........      1,000

        800   NCNB Pooled Tax Exempt Trust
                Certificate of Participation
                Series 1990-B
                4.125% Due 11/15/20 (B)(D)(F).........        800

        800   Texas State Water Development
                 Board Series A
                 5.100% Due 3/1/15 (D) (E)............        800

      2,650   Waxahachie Texas Industrial
                 Development Authority
                 (Dart Container Project
                  Series 1985)
                 3.713%  Due 4/1/06 (D) (F)...........      2,650

              Utah (0.5%)
        550   Salt Lake City Utah Industrial
                 Development Revenue
                 (Parkview Plaza)
                4.250% Due 12/1/14 (D) (E)............        550




                        See notes to financial statements



WEISS, PECK & GREER MUTUAL FUNDS

Schedules of Investments at December 31, 1996

Principal
Amount                                                Value
(000's)                       Security                (000's)
-------                       --------                 ------

                        TAX FREE MONEY MARKET (continued)


              Virginia (1.3%)
       $255   Bristol Virginia  Development
                Authority  Industrial Development
                Revenue
                (Bristol Health Care Center Inc)
                3.950% Due 6/1/10 (D) (E).............       $255

      1,000   Rockingham County Virginia
                Industrial Development Authority
                (Merck & Company Inc. Project)
                4.500% Due 10/1/22 (D) (E)............      1,000

        325   Virginia State Housing Development
                Authority Revenue
                AHC Service Corp Ser A
                4.150% Due 9/1/17 (D) (E).............        325

              Washington (2.5%)
      1,720   Seattle Washington Municipal
                 Metropolitan Seattle Sewer
                 Revenue Refunding Series Q
                 6.500% Due 1/1/97...................       1,720

        195   Student Loan Financial Assistance
                 Program 2nd Series
                 4.250% Due 1/1/01 (D) (E)............        195

        900   Washington State Housing  Finance
                 Commission Non-Profit Housing
                 Revenue YMCA Greater Seattle
                 5.250% Due 7/1/11 (D) (E)............        900

        100   Washington State Housing  Finance
                 Commission Non-Profit Housing
                 Revenue YMCA Snohomish
                 4.750% Due 8/1/19 (D) (E)............        100

              Wisconsin (4.9%)
      1,000   Arcadia Wisconsin
                Area School District
                4.500% Due 6/1/97.....................      1,002

        750   Kettle Moraine Wisconsin
                 Area School District
                 Tax & Revenue Anticipation Notes
                 4.010% Due 8/22/97...................        750

      1,000   Maple Dale Indian Hills Wisconsin
                 Area School District
                 Tax & Revenue Anticipation Notes
                 4.190% Due 8/20/97...................      1,000


Principal
Amount                                                Value
(000's)                       Security                (000's)
--------                      --------                 -------

                        TAX FREE MONEY MARKET (continued)


     $1,250   Marinette Wisconsin
                Area School District
                4.000% Due 5/13/97....................     $1,251

        255   Muskego Norway Wisconsin
                Area School District
                5.900% Due 4/1/97.....................        256

      1,000   Ripon City Wisconsin Industrial
                 Development Revenue
                 (Speed Queen Project) Series B
                 4.950% Due 10/1/12 (D) (F)...........      1,000

        500   Tomah Wisconsin
                 Area School District
                 Tax & Revenue Anticipation Notes
                 4.190% Due 9/17/97...................        500

              Wyoming (0.9%)
      1,070   Cheyenne County Wyoming
                 Economic Development
                 Revenue Bonds (Holiday Inn)
                 3.900% Due 10/1/10 (D) (E)...........      1,070

              Total Investments (100.6%)
                  (Cost $118,174).....................    118,174

              Liabilities in Excess of
                  Other Assets (-0.6%)................       (751)
                                                          -------
              Total Net Assets (100.0%)........          $117,423
                                                         ========

(B) SEC Rule 144A Security. Such security has limited markets and is traded among "qualified institutional buyers."
(D) Interest rate subject to change approximately every 1 to 180 days.
Principal payable on demand at periodic intervals at the Fund's option.
(E) Coupon rate fluctuates with remarket rate.
(F) Coupon fluctuates with the Prime Rate (Prime is the rate on corporate loans posted by at least 75% of the nation's 30 largest banks).



                        See notes to financial statements



WEISS, PECK & GREER MUTUAL FUNDS

Statements of Assets and Liabilities at December 31, 1996


                                                                           Growth and                    Quantitative
$ in Thousands                                             Tudor             Income           Growth       Equity
---------------------------------------------------------------------------------------------------------------------
         Assets
Investments at value (+)................................. $184,191           $82,878          $63,454    $102,307
Collateral on securities loaned - Note 4.................   10,000                 0           11,227           0
Cash and cash equivalents................................        0                46                0           0
Receivable for securities sold...........................      721                 0              915       1,616
Receivable for Fund shares sold..........................       65                15                0          75
Dividends and interest receivable........................      155               160               63         149
Receivable from Adviser..................................        0                 0                0           0
Unrealized appreciation on forward currency contracts            0                 0                0           0
Other assets                                                     8                 5                3          29
                                                         ---------        ----------       ----------     -------
                                                           195,140            83,104           75,662     104,176
                                                         ---------        ----------       ----------     -------
         Liabilities
Covered options written at market (a)....................       21                 0                2           0
Distributions payable....................................        0                 0                0           0
Payable to custodian bank................................      243                 0              960       1,604
Payable upon return of securities loaned - Note 4........   10,000                 0           11,227           0
Payable for investment securities purchased..............    2,256                 0              391           0
Payable for Fund shares redeemed.........................    1,006                41              151          10
Accrued investment advisory fee payable - Note 5.........      143                53               41          67
Accrued administration fee payable - Note 5..............       11                 4                1           2
Accrued expenses.........................................       90                69               50          43
                                                        ----------        ----------       ----------     -------
                                                             13,770              167           12,823       1,726
                                                        -----------       ----------      ----------      -------
              Net Assets.................................   181,370           82,937           62,839     102,450
                                                        ===========       ==========      ===========     =======

Net Assets Represented by:
Shares of beneficial interest, at par....................     2,594            2,829                1          17
Paid-in surplus..........................................   129,090           56,122           53,638      82,861
Accumulated undistributed net investment income/
    (distributions in excess of net investment income)...      (358)             207             (205)        336
Undistributed realized gains on investments,
    futures, options and currencies/(Distributions
    in excess of realized gains on investments,
    futures, options and currencies).....................     2,220              639             1,151      2,868
Net unrealized appreciation on investments,
    futures, options and currencies......................    47,824           23,140             8,254     16,368
                                                        -----------       -----------      -----------    -------
Net Net Assets applied to outstanding shares.............   181,370           82,937            62,839    102,450
                                                        ===========       ===========      ===========    =======

Capital shares (Authorized shares unlimited)
Outstanding..............................................     7,791            2,829               530     17,406
                                                        ===========       ===========      ===========   ========
Par Value................................................ $0.33 1/3             $1.00           $0.001     $0.001
                                                        ===========       ===========      ===========   ========
Net asset value per share................................    $23.28            $29.32          $118.47      $5.89
                                                        ===========       ===========      ===========   ========
(+) Investments at cost..................................   136,386            59,738           55,220     85,939

Unrealized Appreciation/(Depreciation): *
    Gross appreciation...................................    54,902            23,498           14,746     18,067
    Gross depreciation...................................    (7,078)             (358)          (6,492)    (1,699)
                                                        -----------       ------------     -----------    -------
Net unrealized appreciation..............................    47,824            23,140            8,254     16,368
                                                        ===========       ============     ===========    =======






WEISS, PECK & GREER MUTUAL FUNDS

Statements of Assets and Liabilities at December 31, 1996


                                                                            Government    Municipal     Government      Tax Free
                                                            International   Securities      Bond       Money Market   Money Market
----------------------------------------------------------------------------------------------------------------------------------
              Assets
Investments at value (+)..............................       $13,246         $178,495     $14,870        $146,818      $118,174
Collateral on securities loaned - Note 4..............             0                0           0               0             0
Cash and cash equivalents.............................             0                0          95             187           297
Receivable for securities sold........................            45           22,240           0               0             0
Receivable for Fund shares sold.......................             2                0          18           7,992         3,197
Dividends and interest receivable.....................            24            1,046         255               3           841
Receivable from Adviser...............................             0                0           6               0             0
Unrealized appreciation on forward currency contracts.             1                0           0               0             0
Other assets..........................................             1                6          22              10             5
                                                          ----------       ----------    --------      ----------    ----------
                                                              13,319          201,787      15,266         155,010       122,514
                                                          ----------       ----------    --------      ----------    ----------
              Liabilities
Covered options written at market (a).................             0                0           0               0             0
Distributions payable.................................             0              223          21               0             7
Payable to custodian bank.............................           103              233           0               0             0
Payable upon return of securities loaned - Note 4.....             0                0           0               0             0
Payable for investment securities purchased...........             3           73,308           0               0         2,004
Payable for Fund shares redeemed......................             2            7,090           4           2,105         2,978
Accrued investment advisory fee payable - Note 5......            17               65           0              57            50
Accrued administration fee payable - Note 5...........             0                3           0               7             3
Accrued expenses......................................            33               61          27              55            49
                                                          ----------       ----------    ---------     ----------     ----------
                                                                 158           80,983          52           2,224         5,091
                                                          ----------       ----------    ----------    -----------   -----------
              Net Assets..............................        13,161          120,804      15,214         152,786       117,423
                                                          ==========       ==========    ==========    ===========   ===========

Net Assets Represented by:
Shares of beneficial interest, at par.................           13               13            1             153           118
Paid-in surplus.......................................       12,299          162,116       15,175         154,648       117,320
Accumulated undistributed net investment income/
   (distributions in excess of net investment income)..         (41)               8            1               0             0
Undistributed realized gains on investments,
    futures, options and currencies/(Distributions
    in excess of realized gains on investments,
    futures, options and currencies)...................         286          (41,520)        (142)        (2,015)           (15)
Net unrealized appreciation on investments,
    futures, options and currencies....................         604              187          179              0              0
                                                           --------       ----------     ---------    ----------      ----------
Net Assets applied to outstanding shares...............      13,161          120,804       15,214        152,786        117,423
                                                           =========      ==========     =========    ==========      ==========

Capital shares (Authorized shares unlimited)
Outstanding............................................       1,279           13,149        1,500        153,064        117,438
                                                           ==========      =========      =======      =========      =========
Par Value..............................................       $0.01           $0.001       $0.001         $0.001         $0.001
                                                           ==========      =========      ========     =========      =========
Net asset value per share...............................     $10.29            $9.19       $10.14          $1.00          $1.00
                                                           ==========      =========      ========     =========      =========

(+) Investments at cost.................................     12,643          178,307       14,691        146,818        118,174

Unrealized Appreciation/(Depreciation): *
    Gross appreciation..................................      1,430              450          210              0              0
    Gross depreciation..................................       (826)            (263)         (31)             0              0
                                                           ---------       -----------   ---------     ----------     ----------
Net unrealized appreciation.............................         604             187          179              0              0
                                                           =========       ===========   =========     ==========     ==========

* Based on cost of securities for Federal Income tax purposes which does not differ from book cost.
(a) Premiums received: Tudor $39, Growth $21.


                                   See Notes to Financial Statements


WEISS, PECK & GREER MUTUAL FUNDS

Statements of Operations for the Year Ended December 31, 1996

                                                                           Growth and                 Quantitative
                                                                  Tudor      Income         Growth      Equity

------------------------------------------------------------------------------------------------------------------------------------
   $ in Thousands
Investment Income:
Dividends.......................................................  $702      $1,667           $229        $3,449
Interest........................................................   219         258            203           162
Income from securities loaned - Note 4..........................    26           0             21             0
Class action litigation settlements.............................   279          29            182             1
Other...........................................................     0           0              0             1
                                                                 -------    -------      ---------  ------------
                                                                 1,226       1,954            635         3,613
                                                                 -------    -------      ---------  -------------
Expenses:
Investment advisory fee - Note 5................................  1,635        552            472         1,097
Transfer agent fees and expenses................................    203         73             30            40
Administration fees - Note 5....................................    127         66             13            29
Fund accounting fees and expenses...............................     84         34             32            75
Professional fees...............................................     62         31             39            58
Custodian fees and expenses.....................................     60         28             36            29
Shareholders' reports...........................................     30         14              7             5
Trustees' fees and expenses.....................................     26         20             22            23
Registration fees...............................................     23         24             19             4
Distribution fees - Note 6......................................      0          0              0             0
Other expenses..................................................     20          8             10            38
                                                                 -------     ------     ----------  ------------
                                                                  2,270        850            680         1,398
Less reimbursement by adviser....................................     0          0              0             0
Less expenses paid indirectly - Note 7...........................    (2)        (3)            (2)           (4)
                                                                 --------  --------     ----------  ------------
                                                                  2,268        847            678         1,394
                                                                 --------  --------     ----------  ------------
Net Investment Income/(Loss).....................................(1,042)     1,107            (43)        2,219
                                                                 --------  --------     ----------  ------------

Realized and Unrealized Gain/(Loss) on Investments,
    Futures, Options and Currencies:
   Net realized gain/(loss) on investments, futures
     and options................................................. 30,179     7,405         13,595        29,051
   Net realized gain/(loss) on currencies........................    (20)        0             (1)            0
   Change in unrealized appreciation/(depreciation)
     on investments, futures and options.........................  1,363     7,840         (2,903)       (5,583)
   Change in unrealized appreciation/(depreciation) on
     currencies..................................................     53         0              0             0
                                                                 --------  -------    ------------  ------------
Net Gain/(Loss) on Investments, Futures, Options and
    Currencies...................................................  31,575   15,245         10,691        23,468
                                                                 --------  --------   ------------  ------------

Net Increase in Net Assets
    Resulting from Operations....................................  30,533   16,352         10,648        25,687
                                                                 =========  ========  ============  =============




-------------------------------------------------------------------------------

WEISS, PECK & GREER MUTUAL FUNDS

Statements of Operations for the Year Ended December 31, 1996

                                                                                         Intermediate     Government       Tax Free
                                                                           Government      Municipal       Money            Money
                                                           International   Securities        Bond          Market           Market

------------------------------------------------------------------------------------------------------------------------------------
   $ in Thousands
Investment Income:
Dividends....................................................... $230          $0              $0                $0            $0
Interest.......................................................    38       9,615             775             7,261         4,861
Income from securities loaned - Note 4.........................     0           5               0                 0             0
Class action litigation settlements............................     0           0               0                 0             0
Other..........................................................     0           0               0                 0             0
                                                                ------     ------       -----------  ----------------  -------------
                                                                  268       9,620             775             7,261         4,861
                                                                ------     ------       -----------  ----------------  -------------
Expenses:
Investment advisory fee - Note 5................................   66         864               0               685           637
Transfer agent fees and expenses................................   36          50              32               164            75
Administration fees - Note 5....................................    0          43               0                82            38
Fund accounting fees and expenses...............................   17          71              23                57            47
Professional fees...............................................   35          57              24                49            51
Custodian fees and expenses.....................................   25          22               7                19            24
Shareholders' reports...........................................   10          11               7                13             6
Trustees' fees and expenses.....................................   21          24              21                24            23
Registration fees...............................................   20           9               9                26            17
Distribution fees - Note 6......................................    0           2               0                 0             0
Other expenses..................................................    3          17              18                13            12
                                                                --------  --------       ---------      ------------  -------------
                                                                  233       1,170             141             1,132           930
Less reimbursement by adviser...................................    0           0             (21)                0             0
Less expenses paid indirectly - Note 7..........................   (6)         (4)             (2)               (1)           (9)
                                                                --------  ---------    -------------  ---------------- -------------
                                                                  227       1,166             118             1,131           921
                                                                ---------  ---------   -------------  ---------------- -------------
Net Investment Income/(Loss).....................................  41       8,454             657             6,130         3,940
                                                                 --------  ---------   -------------  ---------------- -------------

Realized and Unrealized Gain/(Loss) on Investments,
    Futures, Options and Currencies:
   Net realized gain/(loss) on investments, futures
      and options...............................................1,449      (1,080)               5                 7            (3)
   Net realized gain/(loss) on currencies.......................   20           0                0                 0             0
   Change in unrealized appreciation/(depreciation)
      on investments, futures and options....................... (801)     (2,578)             (46)                0             0
   Change in unrealized appreciation/(depreciation)
      on currencies.............................................  (86)          0                0                 0             0
                                                                ---------  --------     ----------------  --------- ----------------
Net Gain/(Loss) on Investments, Futures, Options and
    Currencies..................................................  582      (3,658)             (41)                7            (3)
                                                                ---------  ---------   ----------------    ----------     ---------

Net Increase in Net Assets
    Resulting from Operations...................................  623       4,796              616             6,137         3,937
                                                                =========  ========    ================  ================ =========





                        See Notes to Financial Statements

WEISS, PECK & GREER MUTUAL FUNDS

Statements of Changes in Net Assets

Years Ended December 31, 1996 and 1995

                                                                                    Growth and                         Quantitative
                                                               Tudor                 Income              Growth           Equity

     $ in Thousands                                        1996        1995     1996        1995       1996    1995    1996    1995
                                                           ----        ----     ----        ----       ----    ----    ----    ----
Operations:
Net investment income/(loss).............................($1,042)      ($705)  $1,107      $1,376      ($43)  ($135)  $2,219  $2,043
Net realized gain/(loss) on
  investments, futures,
  options, and currencies................................ 30,159      23,450    7,405       4,324    13,594   7,635   29,051  5,546
Change in unrealized
  appreciation/(depreciation)
  on investments, futures,
  options and currencies.................................  1,416      29,647   7,840      12,858     (2,903) 13,926   (5,583) 20,960
Net Increase in Net Assets
  Resulting from Operations..............                 30,533      52,392  16,352      18,558     10,648  21,426   25,687  28,549

Distributions to Shareholders:
  From net investment income.............................      0           0  (1,001)     (1,383)         0      0   (1,873) (2,128)
  From capital gains.....................................(27,250)    (27,660) (6,957)     (4,290)   (13,157)(3,175) (26,218) (5,506)
Decrease in Net Assets from
  Distributions.....................................     (27,250)    (27,660) (7,958)     (5,673)   (13,157 (3,175) (28,091) (7,634)

Transactions in Shares of
  Beneficial Interest:
Received on issuance:
  Shares sold............................................157,573      66,514  10,378       5,973    120,071  43,426   40,334 52,783
  Distributions reinvested............................... 24,493      24,708   7,047       4,870     12,286   3,104   25,939  7,211
  Shares redeemed.......................................(169,513)    (94,627)(10,239)    (17,416)  (127,462)(92,270)(94,620)(21,192)
Net Increase/(Decrease) from
    Capital Share Transactions..........................  12,553      (3,405)  7,186      (6,573)     4,895 (45,740) (28,347 38,802

Total Increase/(Decrease)
  in Net Assets.........................................  15,836      21,327  15,580       6,312      2,386 (27,489) (30,751)59,717

Net Assets:
Beginning of year........................................165,534     144,207  67,357      61,045     60,453  87,942 133,201  73,484
End of year ............................................ 181,370     165,534  82,937      67,357     62,839  60,453 102,450 133,201

+Includes undistributed net invest-
   ment income/(distributions in
   excess of net investment income).......                  (358)        597    (207)        204       (205)    183     336      82

Transactions in shares of the funds (in thousands):
    Sold............................................       6,124       2,981     366         246        861     382    5,658  8,282
    Reinvestment of distributions........................  1,057       1,050     238         188        104      25    4,345  1,011
    Redeemed............................................  (6,604)     (4,274)   (364)       (703)      (918)   (855) (12,053)(3,354)
Net increase/(decrease)..................................    577        (243)    240        (269)        47    (448) (2,050)  5,939




WEISS, PECK & GREER MUTUAL FUNDS

Statements of Changes in Net Assets

Years Ended December 31, 1996 and 1995
                                                                         Intermediate
                                                         Government       Municipal        Government             Tax Free
                                         International   Securities        Bond           Money Market            Money Market

$ in Thousands                           1996    1995   1996     1995    1996   1995      1996      1995         1996      1995
                                         ---     ----   ----     ----    ----   ----      ----      ----         ----      ---
Operations:
Net investment income/(loss).............$41     $56   $8,454  $12,142   $657   $606     $6,130     $7,619       $3,940    $4,427
Net realized gain/(loss) on
  investments, futures,
  options, and currencies..............1,469   1,332   (1,080) (4,897)     5      (3)         7         26           (3)       (1)
Change in unrealized
  appreciation/(depreciation)
  on investments, futures,
  options and currencies............... (887)    (32)  (2,578)  16,119    (46)   977          0           0            0        0
Net Increase in Net Assets
  Resulting from Operations............  623   1,356    4,796   23,364    616  1,580      6,137       7,645        3,937    4,426

Distributions to Shareholders:
  From net investment income...........  (44)   (179)  (8,400) (11,999)  (657)  (606)    (6,132)     (7,619)      (3,940)  (4,427)
  From capital gains..................(1,393) (1,150)       0        0      0      0          0           0            0        0
Decrease in Net Assets from
  Distributions.......................(1,437) (1,329)  (8,400) (11,999)  (657)  (606)    (6,132)     (7,619)      (3,940)  (4,427)

Transactions in Shares of
  Beneficial Interest:
Received on issuance:
  Shares sold......................... 2,535    1,002    8,570   11,551  6,115  4,206  1,206,518    759,357    1,110,592  856,653
  Distributions reinvested............ 1,284    1,191    5,278    8,145    473    505      6,163      7,031        3,991    4,057
  Shares redeemed.....................(4,038)  (5,128) (61,018) (75,847)(4,063)(6,960)(1,191,110)  (823,401)  (1,118,911 (891,456)
Net Increase/(Decrease) from
    Capital Share Transactions........  (219)  (2,935) (47,170) (56,151) 2,525 (2,249)    21,571    (57,013)      (4,328) (30,746)

Total Increase/(Decrease)
  in Net Assets.......................(1,033)  (2,908) (50,774) (44,786) 2,484 (1,275)    21,576    (56,987)      (4,331) (30,747)

Net Assets:
Beginning of year.....................14,194   17,102  171,578  216,364 12,730 14,005    131,210    188,197      121,754  152,501
End of year ..........................13,161   14,194  120,804  171,578 15,214 12,730    152,786    131,210      117,423  121,754

 Includes undistributed net invest-
   ment income/(distributions in
   excess of net investment income)...  (41)       16        8       4      1     28           0          0            0       0

Transactions in shares of the funds
   (in thousands):
    Sold................................224        87      929   1,387   607     430   1,206,516    759,357    1,110,592  856,653
    Reinvestment of distributions.......124       107      575     763    47      47       6,163      7,031        3,991    4,057
    Redeemed...........................(358)     (470)  (6,638) (8,359) (402)   (702) (1,191,110)  (823,401)  (1,118,911) (891,456)
Net increase/(decrease)................ (10)     (276)  (5,134) (6,209)  252    (225)     21,569    (57,013)      (4,328)  (30,746)



                       See notes to financial statements

WEISS, PECK & GREER MUTUAL FUNDS

Notes to Financial Statements

1 - Organization and Summary of Significant Accounting Policies
Organization
 The following are open-end management investment companies registered under the Investment Company Act of 1940 (the "Act"):
     WPG Tudor Fund ("Tudor")
     WPG Growth and Income Fund ("Growth  and  Income")
     WPG Growth Fund ("Growth")
     Weiss, Peck & Greer Funds Trust ("WPG Funds Trust")
          WPG Quantitative Equity Fund ("Quantitative Equity")
          WPG Government Securities Fund ("Government Securities")
          WPG Intermediate Municipal Bond Fund ("Municipal Bond")
          WPG Government Money Market Fund ("Government Money Market")
          WPG Tax Free Money Market Fund ("Tax Free Money Market")
     Weiss, Peck & Greer International Fund ("International")

Each fund is diversified.

  Government Money Market and Tax Free Money Market are money market funds that seek to maintain continuous net asset values of $1.00. The following is a summary of the significant accounting policies and other information.

Portfolio Valuation
  Common Stock - Securities listed or admitted to trading on a national securities exchange, including options, are valued at the last sale price, on such exchange, as of the close of regular trading on the New York Stock Exchange ("NYSE") on the day the net asset value calculation is made. Unlisted securities and listed securities for which there are no sales reported on the valuation date are valued at the mean between the most recent bid and ask prices.

  Bonds - Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued by a pricing service which utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices, exchange or over-the-counter prices, when such valuations are believed to reflect the market value of such securities.

  Money Market Securities - Investments are valued at amortized cost, which has been determined by the Funds' Board of Trustees to represent the fair value of the Funds' investments.

  Foreign Securities - Securities listed or admitted to trading on an international securities exchange, including options, are valued at the last sale price, at the close of the primary international exchange on the day the net asset value calculation is made. Unlisted securities and listed securities for which there are no sales reported on the valuation date are valued at the mean between the most recent bid and ask prices.

  Other Securities - Other securities and assets for which market quotations are not readily available are valued at their fair value as determined, in good faith, by the Funds' Valuation Committee as authorized by the Funds' Board of Trustees.

WEISS, PECK & GREER MUTUAL FUNDS

Securities Transactions and Investment Income
  Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded utilizing the specific identification method. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Discounts on fixed income securities are accreted to interest income over the life of the security or until an applicable call date if sooner, with a corresponding increase in cost basis; premiums are amortized on municipal securities only, with a corresponding decrease in cost basis.

Federal Income Taxes
  The Funds intend to comply with the requirements of the Internal Revenue Code that pertain to regulated investment companies and to distribute all of their taxable income to their shareholders. No federal income tax or excise tax provision is required. As of December 31, 1996, the following funds had capital loss carryforwards:


         (in thousands)
                                             Year of Expiration
         Fund                           2001     2002     2003    2004
         ----                           ----     ----     ----    ----
         Government Securities           -       20,373   20,113   1,028
         Municipal Bond                  -          134        8     -
         Government Money Market         -        2,015      -       -
         Tax Free Money Market           11         -          1       1


Distribution to Shareholders
  Dividends from Net Investment Income - Distributions are recorded on the ex-dividend date. Dividends from net investment income are declared and paid annually when available for the Tudor, Growth, Quantitative Equity and International Funds and quarterly for Growth & Income. Dividends from net investment income are declared daily and paid monthly for Government Securities, Municipal Bond, Government Money Market and Tax Free Money Market.

  Distributions from Capital Gains - Distributions from capital gains are declared by December 31 of the year in which they are earned and are paid by January 31 of the following year. To the extent that net realized capital gains can be offset by capital loss carryforwards, if any, it is the policy of the Fund not to distribute such gains.

  The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as mortgage backed securities, net operating losses, deferral of wash sales losses, options and futures, and post October losses.

Organization Expenses
  Organization and initial offering expenses of approximately $97,000 and $77,000 for the Quantitative Equity Fund and the Intermediate Municipal Bond Fund were deferred and are being amortized on a straight-line basis over a sixty-month period.

Repurchase Agreements (Tudor, Growth, Government Securities, Government Money
   Market)
  It is each Fund's policy to take possession of securities or other assets purchased under agreements to resell. The securities purchased under agreements to resell are marked to market every business day to ensure that

WEISS, PECK & GREER MUTUAL FUNDS
  the value of the "collateral" is at least equal to the value of the loan, including the accrued interest earned thereon, plus sufficient additional market value as is considered necessary to provide a margin of safety.

Futures (Tudor, Growth, Quantitative Equity, International, Government
   Securities)
  A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract, a Fund is required to pledge to the broker an amount of cash and/or securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Fund agrees to receive from, or pay to the broker, an amount of cash equal to the daily fluctuation in value of the contract. Such a receipt or payment is known as a "variation margin" and is recorded by each Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund is also required to fully collateralize futures contracts purchased. The Fund only enters into futures contracts which are traded on exchanges.

Options Writing (Tudor, Growth & Income, Growth, Quantitative Equity,
   International, Government Securities)
  A Fund may write covered options to protect against adverse movements in the price of securities in the investment portfolio. When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options transactions. The difference between the premium and the amount paid on affecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call is exercised, the premium is added to the proceeds from the sale of the underlying securities or currencies in determining whether the Fund has realized a gain or loss. If a put is exercised, the premium reduces the cost basis of the securities or currencies purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the selling or buying of a security or currency at a price different from the current market value. The Fund only enters into options which are traded on exchanges except for Tudor and Growth which can enter into non-exchange options with counterparties as authorized by the Board of Trustees.

Foreign Securities (Tudor, Growth and Income, Growth, International)
  Certain risks result from investing in foreign securities in addition to the usual risks inherent in domestic investments. Such risks include future political, economic and currency exchange developments including investment restrictions and changes in foreign laws.

Forward Currency Contracts (Tudor, Growth and Income, Growth, International)
  A Fund may enter into forward contracts. Such contracts may be utilized in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolios denominated in foreign currencies. Fluctuations in the value of the forward contracts are recorded for book purposes as unrealized gains or losses by the Fund. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar. Upon entering into such a contract, the Fund is required to segregate assets with its custodian at least equal to the value of the Fund's assets committed to fulfilling the forward currency contract.

WEISS, PECK & GREER MUTUAL FUNDS

Foreign Currency Transactions (Tudor, Growth and Income, Growth, International)
  The books and records of each Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets or liabilities, denominated in foreign currencies, are translated into U.S. dollars at the exchange rates prevailing on the close of trading on the primary foreign market. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

  Reported net realized foreign exchange gains or losses arise from sales and maturities of short term securities, sales of foreign currencies, currency s gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at year end, resulting from changes in the exchange rate.

Use of Estimates
Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ from these amounts.

2 - Securities Transactions
For the year ended December 31, 1996, sales proceeds, cost of securities purchased, (other than short term investments and options written), total commissions and commissions received by Weiss, Peck & Greer ("WPG") the Funds' investment adviser or Hill Samuel Investment Management Limited ("HSIM"), the International Fund's sub-adviser, on such transactions were as follows:


                                Proceeds            Cost of                       Commissions
                              of Securities        Securities         Total        Received by
                                  Sold            Purchased        Commissions    WPG or HSIM
                                  (000's)            (000's)          (000's)        (000's)
                                  ------             ------           ------         ------
         Tudor                   $206,110            $190,104           $308          $140
         Growth and Income         56,563              55,167            110            83
         Growth                    80,317              74,715            116            68
         Quantitative Equity      127,667              85,045            157           157
         International             10,935              10,662             82             0
         Government Securities    450,103             383,243              0             0
         Municipal Bond             5,996               8,400              0             0


WEISS, PECK & GREER MUTUAL FUNDS

Options Writing Activity
For the year ended December 31, 1996, the number of covered call options written, expired and closed and their related realized gain (loss) were as follows:

                                              Tudor                   Growth
                                              -----                   ------

        ($ in thousands)             Number                   Number
                                       of       Premiums        of        Premiums
                                     Contracts  Received     Contracts    Received
         Covered Call
         Options Written
         Contracts Outstanding
         December 31, 1995               461       $227           0            $0
         Contracts Written             5,908      3,916       1,069           907
                                       -----      -----       -----           ---
                                       6,369      4,143       1,069           907

         Contracts Terminated
         Expired                         918        396          65            25
         Closed                        5,301      3,708         914           861
                                       -----      -----         ---           ---
         Total Contracts terminated    6,219      4,104         979           886
                                       -----      -----         ---           ---
         Contracts Outstanding at
         December 31, 1996               150        $39          90           $21
                                       ================         =================
         Cost of Total Contracts Terminated      $4,581                    $1,030
                                                 ------                    ------
         Realized Gain/(Loss) on Contracts         (478)                     (144)
                                                 ------                    ------
         Aggregate value of collateral             $411                      $247
                                                 ------                    ------


3 - Investments in Restricted Securities
Certain of the Funds may from time to time purchase restricted securities. The following are restricted securities and would require registration under the Securities Act of 1933 before they could be offered for public sale in the U.S. Each security is valued under a method approved by the Board of Trustees as reflecting fair value.



                                Cost     Value Per Unit                      Total Market    Percentage of
                                Per      at Acquisition   Value Per Unit    Value 12/31/96   Net Assets at
       Fund     Security        Unit         Date         at 12/31/96           (000's)         12/31/96
       ----     --------        ----     ---------------  -------------     --------------
       Tudor    Advanced
                 Promotion
                 Technologies   $100.00      $73.76          $0.19                $1            0.00%
       Tudor    Cambridge
                 Neuroscience      6.75        6.75          11.28               790            0.43%
       Growth   Ribi ImmunoChem
                 Research          8.25        7.54           3.68               223            0.35%


4 - Securities Lending (Tudor, Growth, Government Securities)
At December 31, 1996, securities valued at $9,793,250 were on loan to brokers by the Tudor Fund and $11,084,531 by the Growth Fund. For collateral the Tudor Fund received a letter of credit in an amount equal

WEISS, PECK & GREER MUTUAL FUNDS
to $10,000,000 and the Growth Fund received U.S. Government Securities in the amount of $11,227,478. During the year ended December 31, 1996, the Tudor Fund, the Growth Fund and the Government Securities Fund earned approximately $26,000, $21,000 and $5,000 net of custodian expenses, respectively.

5 - Investment Advisory Fee and Other Transactions with Affiliates
WPG serves as the Funds' investment adviser. The advisory fees of each Fund are as follows, and are paid monthly except for the International Fund which is paid quarterly:

         Tudor                 .90% of net assets up to $300 million
                               .80% of net assets $300 million to $500 million .75% of net assets in excess of $500 million

         Growth and Income     .75% of net assets

         Growth                .75% of net assets

         Quantitative Equity   .75% of net assets

         International         .50% while net assets under $15 million
                               .85% while net assets $15 to $20 million
                               1.00% while net assets in excess of $20 million

         Government Securities .60% of net assets up to $300 million
                               .55% of net assets $300 million to $500 million .50% of net assets in excess of $500 million

         MunicipalBond         .00% while net assets under $17 million
                               .50% while net assets in excess of $17 million

         Government Money
           Market              .50% of net assets up to $500 million
                 &             .45% of net assets $500 million to $1 billion
         Tax Free Money Market .40% of net assets $1 billion to $1.5 billion
                               .35% of net assets in excess of $1.5 billion



Pursuant to authority granted under its Investment Advisory Agreement with the International Fund, WPG has selected Hill Samuel Investment Management Limited ("HSIM"), formerly Lloyds Investment Management Limited, as sub-adviser to the Fund. Pursuant to a sub-advisory agreement, HSIM has overall responsibility for the management of the International Fund's assets invested in non-US securities. Lloyds Investment Management Limited, the parent of HSIM, is a limited partner in the partnership of WPG.

Each Fund has entered into an Administration Agreement with WPG whereby WPG earns the following fees based upon a percentage of average daily net assets:
Tudor .07%, Growth and Income .09%, Growth .02%, Quantitative Equity .02%, International .06% while assets exceed $25 million, Government Securities .03%, Intermediate Municipal Bond .12% while assets exceed $50 million, Government Money Market .06%, Tax Free Money Market .03%.

WEISS, PECK & GREER MUTUAL FUNDS

6 - Distribution Plan (Government Securities)
The Trust has adopted a plan of Distribution (the "Plan") under Section 12 (b) of the 1940 Act and Rule 12b-1 thereunder. The Fund may pay up to 0.25% of its average daily net assets under any one agreement but is limited to an aggregate of 0.05% of its average annual net assets for activities primarily intended to result in the sale of its shares.

For the year ended December 31, 1996, expenses incurred under the Plan were $1,769.

Under the terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.

7 - Custodian fees
Each Fund has entered into an expense offset agreement with its custodian wherein it receives credit toward the reduction of custodian fees whenever there are uninvested cash balances. For the year ended December 31, 1996 the Funds' custodian fee and related offset were as follows:


                                                  Custodian         Offset
                                                     Fee            Credit

         Tudor                                    $60,006          $1,998
         Growth and Income                         28,199           3,431
         Growth                                    36,400           2,041
         Quantitative Equity                       28,829           3,865
         International                             25,566           6,480
         Government Securities                     21,830           3,930
         Intermediate Municipal Bond                6,921           1,692
         Government Money Market                   19,256             808
         Tax Free Money Market                     23,712           9,038



The Funds could have invested its cash balances elsewhere if it had not agreed to a reduction in fees under the expense offset agreement with its custodian.

8 - Reclassification of Capital Accounts
In accordance with the adoption of Statement of Position 93-2 "Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies", reclassifications were made to the Funds' capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change. At December 31, 1996 the amounts reclassified were as follows:

WEISS, PECK & GREER MUTUAL FUNDS


                                   Undistributed     Undistributed    Additional
                                   Net Investment    Net Realized     Paid-in
                                      Income            Gains         Surplus
                                     (000's)           (000's)        (000's)

Tudor                                   87               (21)          (66)
Growth and Income                     (104)              140           (36)
Growth                                (366)              412           (46)
Quantitative Equity                    (92)               53            39
International                          (55)               55             0
Government Securities                  (51)               43             8
Intermediate Municipal Bond            (27)                0            27
Government Money Market                  2            (1,737)        1,735


9 - Federal Income Tax Status of Dividends - (Unaudited)
WPG Tax-Free and WPG Intermediate Municipal Bond Fund have determined that all dividends paid during the year ended December 31, 1996 were paid from investment income and are exempt from Federal income tax. None of these dividends are subject to the Alternative Minimum Tax.

The Funds have distributed long-term capital gains to shareholders during the fiscal year ended December 31, 1996 in the following amounts:


               Tudor Fund                $18,646,084
               Growth & Income Fund        5,517,457
               Growth Fund                 6,209,288
               Quantitative Equity Fund   23,097,148
               International Fund            978,879


The percentage of investment company taxable income eligible for the dividends received deduction available for certain corporate shareholders with respect to the fiscal year ended December 31, 1996, is 100% for both the Growth and Income Fund and the Quantitative Equity Fund.

The above figures may differ from those cited elsewhere in the report due to differences in the calculations of income and capital gains for Securities and Exchange Commission (financial reporting) purposes and Internal Revenue Service
(tax) purposes.




WEISS, PECK & GREER MUTUAL FUNDS               (for the years ended December 31 except as indicated in the footnotes)

FINANCIAL HIGHLIGHTS

        $ per share

                              Net           Total
                              Realized      Income
          Net         Net     and           From     Dividends    Distri-
          Asset       Invest- Unrealized    invest-  From         butions   Tax
          Value at    ment    Gains or       ment    Net           From    Return   Total
          Beginning   Income  (Losses) on   Opera-   Investment   Capital    of     Distri-
          of Period   (Loss)  Securities    tions    Income        Gains   Capital  butions
Tudor
1996      22.95       0.00     4.27          4.27    (0.14)       (3.80)    0.00     (3.94)
1995      19.34      (0.10)    8.03          7.93     0.00        (4.32)    0.00     (4.32)
1994      23.40      (0.13)   (2.14)        (2.27)    0.00        (1.79)    0.00     (1.79)
1993      24.85      (0.22)    3.51          3.29     0.00        (4.74)    0.00     (4.74)
1992      24.76      (0.16)    1.40          1.24     0.00        (1.15)    0.00     (1.15)

Growth and Income Fund
1996      26.02       0.24     6.11           6.35    (0.39)      (2.66)    0.00     (3.05)
1995      21.36       0.51     6.44           6.95    (0.53)      (1.76)    0.00     (2.29)
1994      23.34       0.56    (1.83)         (1.27)   (0.62)      (0.09)    0.00     (0.71)
1993      23.89       0.56     1.71           2.27    (0.89)      (1.93)    0.00     (2.82)
1992      24.07       0.45     2.82           3.27    (0.43)      (3.02)    0.00     (3.45)

Growth
1996      125.17    (10.50)   32.64          22.14    (1.25)     (27.59)    0.00    (28.84)
1995       94.45     (0.22)   37.70          37.48     0.00       (6.76)    0.00     (6.76)
1994      116.62     (0.29)  (15.96)        (16.25)    0.00       (5.92)    0.00     (5.92)
1993      126.68     (0.78)   19.42          18.64     0.00      (28.70)    0.00    (28.70)
1992      132.06     (0.47)    8.24           7.77    (0.02)     (13.13)    0.00    (13.15)

Quantitative Equity Fund
1996       6.85       0.16     1.13           1.29    (0.15)      (2.10)    0.00     (2.25)
1995       5.44       0.13     1.70           1.83    (0.12)      (0.30)    0.00     (0.42)
1994       5.58       0.13    (0.11)          0.02    (0.11)      (0.05)    0.00     (0.16)
1993       5.00       0.08     0.62           0.70    (0.08)      (0.04)    0.00     (0.12)

International
1996      11.01      (0.07)    0.57           0.50    (0.04)      (1.18)    0.00     (1.22)
1995      10.93       0.04     1.15           1.19    (0.15)      (0.96)    0.00     (1.11)
1994      11.72       0.01    (0.75)         (0.74)    0.00       (0.05)    0.00     (0.05)
1993       8.54      (0.02)    3.20           3.18     0.00        0.00     0.00      0.00
1992       9.04       0.07    (0.57)         (0.50)    0.00        0.00     0.00      0.00

Government Securities
1996       9.38       0.64    (0.29)          0.35    (0.54)       0.00     0.00     (0.54)
1995       8.83       0.60     0.54           1.14    (0.59)       0.00     0.00     (0.59)
1994      10.37       0.68    (1.56)         (0.88)   (0.64)      (0.02)    0.00     (0.66)
1993      10.38       0.79     0.14           0.93    (0.79)      (0.15)    0.00     (0.94)
1992      10.54       0.70     0.01           0.71    (0.70)      (0.17)    0.00     (0.87)

Intermediate Municipal Bond
1996      10.20       0.48    (0.06)          0.42    (0.48)       0.00     0.00     (0.48)
1995       9.51       0.44     0.69           1.13    (0.44)       0.00     0.00     (0.44)
1994      10.15       0.41    (0.64)         (0.23)   (0.41)       0.00     0.00     (0.41)
1993*     10.00       0.19     0.15           0.34    (0.19)       0.00     0.00     (0.19)

Government Money Market
1996       1.00       0.04     0.00           0.04    (0.04)       0.00     0.00     (0.04)
1995       1.00       0.05     0.00           0.05    (0.05)       0.00     0.00     (0.05)
1994       1.00       0.04    (0.01)          0.03    (0.04)       0.00     0.00     (0.04)
1993       1.00       0.03     0.00           0.03    (0.03)       0.00     0.00     (0.03)
1992       1.00       0.03     0.00           0.03    (0.03)       0.00     0.00     (0.03)

Tax Free Money Market
1996       1.00       0.03     0.00           0.03    (0.03)       0.00     0.00     (0.03)
1995       1.00       0.04     0.00           0.04    (0.04)       0.00     0.00     (0.04)
1994       1.00       0.03     0.00           0.03    (0.03)       0.00     0.00     (0.03)
1993       1.00       0.02     0.00           0.02    (0.02)       0.00     0.00     (0.02)
1992       1.00       0.03     0.00           0.03    (0.03)       0.00     0.00     (0.03)



* From July 1, 1993 (commencement of operations) to December 31, 1993.






                       Net               Net                                                    Average
                      Asset            Assets at     Ratio of        Ratio of                   Commiss-
          Contri-    Value at           End of       Expenses        Net Income    Portfolio      ion
          butions to  End of   Total    Period       To Average      To Average    Turnover       per
          Capital    Period    Return  ($000's)      Net Assets      Net Assets    Rate          Share
Tudor
1996      0.00      23.28      18.82%  181,370         1.25%          (0.57%)      105.4%      $0.058
1995      0.00      22.95      41.18%  165,534         1.30%          (0.47%)      123.1%       N/A
1994      0.00      19.34      (9.81%) 144,207         1.28%          (0.62%)      109.1%       N/A
1993      0.00      23.40      13.38%  242,067         1.25%          (0.76%)      118.8%       N/A
1992      0.00      24.85       5.13%  273,394         1.21%          (0.71%)       88.8%       N/A

Growth and Income Fund
1996      0.00      29.32      24.42%   82,937         1.15%           1.50%        75.8%      $0.062
1995      0.00      26.02      32.73%   67,357         1.22%           2.10%        79.4%       N/A
1994      0.00      21.36      (5.47%)  61,045         1.23%           2.49%        71.9%       N/A
1993      0.00      23.34       9.53%   62,714         1.26%           2.15%        86.4%       N/A
1992      0.00      23.89      13.80%   49,304         1.34%           1.79%        75.5%       N/A

Growth
1996      0.00     118.47      17.99%   62,839         1.08%          (0.07%)      122.4%      $0.064
1995      0.00     125.17      39.72%   60,453         1.07%          (0.21%)      119.0%       N/A
1994      0.00      94.45     (14.03%)  87,942         0.95%          (0.27%)      99.3%        N/A
1993      0.00     116.62      14.87%  169,302         0.98%          (0.54%)     126.6%        N/A
1992      0.00     126.68       6.27%  208,384         0.95%          (0.57%)      84.3%        N/A

Quantitative Equity Fund
1996      0.00       5.89      18.51%  102,450         0.95%           1.52%       60.8%       $0.034
1995      0.00       6.85      33.37%  133,201         1.00%           2.00%       26.1%        N/A
1994      0.00       5.44       0.34%   73,484         1.14%           2.36%       46.8%        N/A
1993      0.00       5.58      13.90%   46,921         1.32%           2.01%       20.6%        N/A

International
1996      0.00      10.29       4.64%   13,161         1.71%           0.31%       85.2%       $0.019
1995      0.00      11.01      10.92%   14,194         1.74%           0.39%       55.9%        N/A
1994      0.00      10.93      (6.32%)  17,102         1.95%           0.12%       69.8%        N/A
1993      0.00      11.72      37.24%   15,996         2.12%          (0.13%)      75.9%        N/A
1992      0.00       8.54      (5.53%)   8,311         2.28%           0.71%       96.8%        N/A

Government Securities
1996      0.00       9.19       3.85%  120,804         0.81%           5.87%     333.1%         N/A
1995      0.00       9.38      13.25%  171,578         0.82%           6.52%     375.0%         N/A
1994      0.00       8.83      (8.70%) 216,364         0.80%           7.18%     115.9%         N/A
1993      0.00      10.37       8.96%  334,904         0.81%           7.43%      97.5%         N/A
1992      0.00      10.38       7.90%  263,407         0.78%           7.36%     137.2%         N/A

Intermediate Municipal Bond
1996      0.00      10.14       4.20%   15,214         0.85%          4.72%       44.4%         N/A
1995      0.00      10.20      12.05%   12,730         0.85%          4.38%       51.2%         N/A
1994      0.00       9.51      (2.29%)  14,005         0.85%          4.20%       30.9%         N/A
1993*     0.00      10.15       3.48%   12,334         0.84%A         3.86%A      17.0%A        N/A

Government Money Market
1996      0.00        1.00      4.56%  152,786         0.83%          4.48%        N/A          N/A
1995      0.00       1.00       5.16%  131,210         0.82%          5.06%        N/A          N/A
1994      0.01       1.00       3.58%  188,197         0.80%          3.54%        N/A          N/A
1993      0.00       1.00       2.80%  140,926         0.81%          2.75%        N/A          N/A
1992      0.00       1.00       2.95%  103,109         0.92%          2.92%        N/A          N/A

Tax Free Money Market
1996      0.00       1.00       3.14%  117,423         0.72%          3.10%        N/A          N/A
1995      0.00       1.00       3.63%  121,754         0.76%          3.56%        N/A          N/A
1994      0.00       1.00       2.61%  152,501         0.73%          2.59%        N/A          N/A
1993      0.00       1.00       2.32%  136,889         0.74%          2.29%        N/A          N/A
1992      0.00       1.00       2.95%  125,622         0.76%          2.92%        N/A          N/A




* From July 1, 1993 (commencement of operations) to December 31, 1993.

        WEISS, PECK & GREER MUTUAL FUNDS

        FINANCIAL HIGHLIGHTS - (Unaudited)



             The Advisor agreed to reimburse other operating expenses and not to impose its full fee for certain periods. Had the Adviser not so agreed, and had the Funds not received a custody fee earnings credit, the total return would have been lower and the net investment income/(loss) per share, ratio of expenses to average net assets and ratio of net income to average net assets would have been:

                                                                            Ratio of
                                                      Ratio of                Net
                                                      Expenses               Income
                                                      to Average            to Average
                                                      Net Assets            Net Assets
            Growth
               1995                                      1.08%               (0.21%)
            Quantitative Equity
               1993                                      1.41%                1.92%
            International
               1996                                      1.76%                0.26%
               1995                                      1.76%                0.39%
               1994                                      2.35%               (0.28%)
               1993                                      2.89%               (0.64%)
               1992                                      3.23%               (0.24%)
               1991                                      3.02%               (0.06%)
            Intermediate Municipal Bond
               1996                                      1.01%                4.56%
               1995                                      0.97%                4.25%
               1994                                      1.45%                3.60%
               1993*                                     2.00%A               2.70%A


            For  the  Tudor,   Growth  and  Income,   Quantitative   Equity,
            Government  Securities,  Intermediate Municipal Bond, Government
            Money  Market and Tax Free Money  Market  Funds the  custody fee earnings  credit  had an effect of less than  0.01% per share on the above ratios.

            Notes:
            * From July 1, 1993 (commencement of operations) to December 31, 1993 A Annualized


                          Independent Auditors' Report

To the  Shareholders  and Board of  Trustees  of:

     WPG Tudor Fund
     WPG Growth and Income Fund
     WPG Growth Fund
     WPG Quantitative Equity Fund
     Weiss, Peck & Greer International Fund
     WPG Government Securities Fund
     WPG Intermediate Municipal Bond Fund
     WPG Government Money Market Fund
     WPG Tax Free Money Market Fund

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of WPG Tudor Fund, WPG Growth and Income Fund, WPG Growth Fund, WPG Quantitative Equity Fund, Weiss, Peck & Greer International Fund, WPG Government Securities Fund, WPG Intermediate Municipal Bond Fund, WPG Government Money Market Fund and WPG Tax Free Money Market Fund as of December 31, 1996, and the related statements of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the periods indicated on pages 50 through 52. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of WPG Tudor Fund, WPG Growth and Income Fund, WPG Growth Fund, WPG Quantitative Equity Fund, Weiss, Peck & Greer International Fund, WPG Government Securities Fund, WPG Intermediate Municipal Bond Fund, WPG Government Money Market Fund and WPG Tax Free Money Market Fund as of December 31, 1996, the results of their operations for the year then ended, their changes in net assets for each of the years in the two-year period then ended, and their financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles.

                                                       KPMG Peat Marwick LLP
New York, New York
January 15, 1997

                     ONE NEW YORK PLAZA, NEW YORK, NY 10004

INDEPENDENT TRUSTEES AND MEMBERS
OF AUDIT COMMITTEE
Raymond R. Herrmann, Jr.            William B. Ross
Lawrence J. Israel                  Harvey E. Sampson
Graham E. Jones                     Robert A. Straniere
Paul Meek

OFFICERS

Roger J. Weiss
  Chairman of the Board and Trustee - all funds
  President - Weiss, Peck & Greer International Fund

Melville Straus
  President and Trustee - WPG Tudor Fund,
  Trustee - WPG Growth Fund,
  Executive Vice President and Trustee -
  WPG Growth and Income Fund

Jay C. Nadel
  Executive Vice President and Secretary - all funds

Francis H. Powers
  Executive Vice President and Treasurer - all funds

Arlen S. Oransky
  Assistant Vice President - all funds

Joseph J. Reardon
  Vice President - all funds

Joseph Parascondola
  Assistant Vice President - all funds

A. Roy Knutsen
  President - WPG Growth and Income Fund

Daniel S. Vandivort
  President - WPG Funds Trust

Daniel Cardell
  Vice President - WPG Quantitative Equity Fund

Arthur L. Schwarz
  Vice President - WPG Intermediate Municipal  Bond Fund

Janet A. Fiorenza
 Vice President - WPG Tax Free Money Market Fund

S. Blake Miller
  Vice President - WPG Intermediate Municipal Bond Fund

INVESTMENT ADVISER
Weiss, Peck & Greer, LLC
One New York Plaza
New York, NY  10004

CUSTODIAN
Boston Safe Deposit and Trust Company
One Exchange Place
Boston, MA  02109

DIVIDEND DISBURSING AND
TRANSFER AGENT
First Data Investor Services Group
4400 Computer Drive
Westboro, MA 01581-5120

LEGAL COUNSEL
Hale and Dorr
60 State Street
Boston, MA  02109


INDEPENDENT AUDITORS
KPMG Peat Marwick LLP
345 Park Avenue
New York, NY  10154



This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein is to be considered an offer of sale or solicitation of an offer to buy shares of the Weiss, Peck & Greer Funds. Such offering is made only by prospectus, which includes details as to offering and other material information.

                                 WPG GROWTH FUND

                            PART C. OTHER INFORMATION

Item 24. Financial Statements and Exhibits

         (a)      Financial Statements -

         Included in Part A:

                  Financial Highlights for the ten year period ended December 31, 1996.

         Included in Part B:

                  Schedule of Investments.

                  Statement of Assets and Liabilities at December 31, 1996.

                  Statement of Operations for the year ended December 31, 1996.

                  Statements of Changes in Net Assets for years ended December 31, 1995 and December 31, 1996.

                  Financial Highlights.

                  Notes to Financial Statements.

                  Independent Auditor's Report.

         (b) Exhibits - (Exhibits previously filed are incorporated by reference to the filing containing such exhibit which is identified in the description of the exhibit.)

Exhibit
Number                                      Description
-------                                     -----------
1(a) Amended and Restated Declaration of Trust dated May 1, 1993 of Registrant. (Previously filed with Post-Effective Amendment No. 12 on April 19, 1994)

1(b) Certificate of Amendment dated October 28, 1993 to the Amended and Restated Declaration of Trust. (Previously filed with Post-Effective Amendment No. 12 on April 19, 1994)

2 By-Laws of Registrant. (Previously filed with Post-Effective Amendment No. 4 on April 28, 1988)

3        Not Applicable.

4        Not Applicable.

5(a) Investment Advisory Agreement between Registrant and Weiss, Peck & Greer.(Previously filed with Post-Effective Amendment No. 12 on April 19, 1994)

5(b) Administration Agreement between Registrant and Weiss, Peck & Greer. (Previously filed with Post-Effective Amendment No. 12 on April 19,
         1994)

6        Not Applicable.

7        Not Applicable.

8 Custodian Agreement between Registrant and Boston Safe Deposit and Trust Company dated as of March 20, 1989. (Previously filed with Post-Effective Amendment No. 5 dated April 28, 1989)

9(a) Transfer Agency Agreement between Registrant and Boston Safe Deposit and Trust Company dated March 20, 1989. (Previously filed with Post-Effective Amendment No. 5 dated April 28, 1989)

9(b) Accounting Services Agreement between Registrant and The Boston Company Advisors, Inc. dated March 20, 1989. (Previously filed with Post-Effective Amendment No. 5 dated April 28, 1989)

10       Opinion and Consent of Hale and Dorr LLP.  (Previously filed)

11       Consent of KPMG Peat Marwick LLP.  (Filed herewith)

12       Not Applicable.

13 Letter from Weiss, Peck & Greer to the Registrant providing that its purchases were made for investment purposes without any present intention of redeeming or reselling. (Previously filed with Pre-Effective Amendment No. 1 on February 25, 1986)

14       Not Applicable.

15       Not Applicable.

16       Not Applicable.

17       Financial Data Schedule.  (Filed herewith)

18.      Not Applicable.

19.      Powers of Attorney.  (Previously filed)

Item 25.    Persons Controlled by or under Common Control with Registrant.
            -------------------------------------------------------------
            Not Applicable.

Item 26.    Number of Holders of Securities (as of March 31, 1997).
            -----------------------------------------------------

            Title of Class                        Number of Record Holders
            --------------                        ------------------------
            Shares of Beneficial                            40
            Interest par value
            $.001 per share

Item 27.    Indemnification.
            ---------------
            Reference is made to Article VIII of the Registrant's
            Declaration of Trust and Article  V of the Registrant's
            By-Laws.

            Nothing in the By-Laws of the Trust may be construed to be in derogation of the provisions of Section 17(h) of the Investment Company Act of 1940 (the "1940 Act") which provides that the by-laws of a registered investment company shall not contain any provision which protects or purports to protect any director or officer of such company against any liability of the company or to its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct").

            The Registrant understands that in the opinion of the Securities and Exchange Commission (the "Commission") an indemnification provision does not violate Section 17(h) of the 1940 Act if it precludes indemnification for any liability whether or not there is an adjudication of liability, arising by reason of disabling conduct. Reasonable and fair means for determining whether indemnification shall be made include (1) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified (the "indemnitee") was not liable by reason of disabling conduct or, (2) in the absence of such a decision, a reasonable determination, based upon a review of the facts that the indemnitee was not liable by reason of disabling conduct by (a) the vote of a majority of a quorum of trustees who are neither "interested persons" of the Registrant as defined in Section 2(a)(19) of the 1940 Act nor parties to the preceding ("disinterested non-party trustees"), or (b) an independent legal counsel in a written opinion. The Registrant further understanding that in a Commission's view the dismissal of either a court action or an administrative proceeding against an indemnitee for insufficiency of evidence of any disabling conduct with which he has been charged would provide reasonable assurance that he was not liable by reason of disabling conduct. A determination by the vote of a majority of a quorum of disinterested nonparty trustees would also provide reasonable assurance that the indemnitee was not liable by reason of disabling conduct.

            The Registrant further understands that the Commission believes that an indemnification provision does not violate Section 17(h) of the 1940 Act simply because it requires or permits the Registrant to advance attorney's fees or other expenses incurred by its trustees, officers or investment adviser in defending a proceeding, upon the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determined that he is entitled to indemnification, so long as the provision also requires at least one of the following as a condition to the advance: (1) the indemnitee shall provide security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the disinterested nonparty trustees of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification. The Registrant is also aware that the Commission believes that an improper indemnification payment or advance of legal expenses could constitute a breach of fiduciary duty involving personal misconduct under Section 36 of the 1940 Act or an unlawful and willful conversion of an investment company's assets under Section 37 of the 1940 Act.

            Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant understands that in the opinion of the commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

            Weiss, Peck & Greer, L.L.C. carries for itself and its subsidiaries Directors and Officers Liability Insurance. Coverage under this policy has been extended to directors and officers of the investment companies managed by Weiss, Peck & Greer, L.L.C. Under this policy, outside directors would be covered up to the limits specified for any claim against them for acts committed in their capacities as members of the Board. A pro rata share of the premium for this coverage is charged to each investment company.

Item 28.    Business and Other Connections of Investment Adviser.
            ----------------------------------------------------
            The business and other connections of the officers and directors of Weiss, Peck & Greer, L.L.C. are listed on the Form ADV of Weiss, Peck & Greer, L.L.C. as currently on file with the Commission (File No. 801-6604), the text of which is hereby incorporated by reference.

Item 29.    Principal Underwriters.
            ----------------------
            Not Applicable.

Item 30.    Location of Accounts and Records.
            --------------------------------
            All accounts, books and other documents required to be maintained by
            Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained at the following locations:

            Name                                                      Address
            ----                                                      -------
            WPG Growth Fund                                 One New York Plaza
                                                            New York, NY  10004

            The Boston Safe Deposit                         One Boston Place
            and Trust Company                               Boston, MA  02109

            The Shareholder                                 P.O. Box 9037
            Services Group, Inc.                            Boston, MA  02205

Item 31.    Management Services.
            -------------------
            Not Applicable.

Item 32.    Undertakings.
            ------------
            (a)  Not Applicable.

            (b)  Not Applicable.

            (c) The Registrant undertakes to deliver, or cause to be delivered with the Prospectus, to each person to whom the Prospectus is sent or given a copy of the Registrant's report to shareholders furnished pursuant to and meeting the requirements of Rule 30d-1 under the 1940 Act from which the specified information is incorporated by reference, unless such person currently holds securities of the Registrant and otherwise has received a copy of such report, in which case the Registrant shall state in the Prospectus that it will furnish, without charge, a copy of such report on request, and the name, address and telephone number of the person to whom such a request should be directed.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that this Post-Effective Amendment No. 17 to the Registration Statement meets all the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933 and the Registrant has duly caused this Post-Effective Amendment No. 17 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 23rd day of April, 1997.


                                            WPG GROWTH FUND


                                            By:/s/ Francis H. Powers________
                                               Francis H. Powers,
                                               Executive Vice President


         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 17 to the Registrant's Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                             Title                      Date
---------                             -----                      ----

/s/ Roger J. Weiss                Chairman of the             April 23, 1997
Roger J. Weiss                    Board (Principal
                                  Executive Officer)
                                  and Trustee


/s/ Francis H. Powers             Executive Vice              April 23, 1997
Francis H. Powers                 President and
                                  Treasurer (Principal
                                  Financial and
                                  Accounting Officer)




                                       -7-




Signature                             Title                      Date
---------                             -----                      ----



Raymond R. Herrmann, Jr.*          Trustee
Raymond R. Herrmann, Jr.

Thomas J. Hilliard, Jr.*           Trustee
Thomas J. Hilliard, Jr.

Lawrence J. Israel***              Trustee
Lawrence J. Israel

Graham E. Jones*                   Trustee
Graham E. Jones

Paul Meek**                        Trustee
Paul Meek

William B. Ross*                   Trustee
William B. Ross

Harvey E. Sampson*                 Trustee
Harvey E. Sampson

Robert A. Straniere****            Trustee
Robert A. Straniere

Melville Straus*                   Trustee
Melville Straus



     By:  /s/ Francis H. Powers                               April 23, 1997
           Francis H. Powers
           Attorney-in-fact pursuant to a power
           of attorney contained in the signature
           page of the Post-Effective Amendment No.4
           filed on April 28, 1988.


**   By:  /s/ Francis H. Powers                              April 23, 1997
           Francis H. Powers
           Attorney-in-fact pursuant to a power
           of attorney filed with Post-Effective
           Amendment No. 5 dated April 28, 1989.


                                       -8-





***  By:  /s/ Francis H. Powers                             April 23, 1997
           Francis H. Powers
           Attorney-in-fact pursuant to a power
           of attorney filed with Post-Effective
           Amendment No. 9 dated May 31, 1991.


**** By:  /s/ Francis H. Powers                             April 23, 1997
           Francis H. Powers
           Attorney-in-fact pursuant to a power
           of attorney filed with Post-Effective
           Amendment No. 11 dated March 1, 1993.

                                  EXHIBIT INDEX
                                  -------------

Exhibit       Description
-------       -----------

11            Consent of KPMG Peat Marwick LLP

27            Financial Data Schedule



                                      -10-